UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-06243
                                   ---------

                     FRANKLIN STRATEGIC SERIES
                     ---------------------------
        (Exact name of registrant as specified in charter)

         ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -----------------------------------------------
       (Address of principal executive offices) (Zip code)

  CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
  -------------------------------------------------------------
              (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period: 4/30/06
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.



                                [GRAPHIC OMITTED]

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                                                           APRIL 30, 2006
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                                                  Franklin Aggressive
                                                  Growth Fund

                                                  Franklin Flex Cap
                                                  Growth Fund

                                                  Franklin Small Cap
                                                  Growth Fund II

                                                  Franklin Small-Mid Cap
                                                  Growth Fund

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        ANNUAL REPORT AND SHAREHOLDER LETTER                  GROWTH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................................     1

ANNUAL REPORT

Economic and Market Overview .............................................     3

Franklin Aggressive Growth Fund ..........................................     5

Franklin Flex Cap Growth Fund ............................................    15

Franklin Small Cap Growth Fund II ........................................    25

Franklin Small-Mid Cap Growth Fund .......................................    35

Financial Highlights and Statements of Investments .......................    47

Financial Statements .....................................................    86

Notes to Financial Statements ............................................    91

Report of Independent Registered Public Accounting Firm ..................   105

Tax Designation ..........................................................   106

Board Members and Officers ...............................................   107

Shareholder Information ..................................................   112

--------------------------------------------------------------------------------
Annual Report

Economic and Market Overview

During the 12 months ended April 30, 2006, the U.S. economy advanced at a modest pace. In fourth quarter 2005, gross domestic product growth slowed due to several factors including declines in vehicle sales and defense spending. Furthermore, slower export growth combined with greater demand for imported goods and materials fueled a widening trade deficit. Economic growth picked up again in first quarter 2006, driven by consumer, business and government spending.

The labor market firmed as employment increased in most states and the unemployment rate dropped from 5.1% to 4.7%. 1 Although labor costs increased during the reporting period, hiring rebounded in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential supply disruptions and strong growth in global demand, especially from China and India. Gasoline, medical and pharmacy costs climbed substantially. Consumer confidence and spending remained surprisingly strong but could weaken with the impact of higher prices and slowing home-price appreciation. The core Consumer Price Index (CPI) rose 2.3% for the 12 months ended April 30, 2006, which was higher than the 2.2% 10-year average. 2

The Federal Reserve Board (Fed) raised the federal funds target rate from 2.75% to 4.75% in eight quarter-point steps. The effects of the Fed's credit-tightening campaign cooled the housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens and historically high gas prices. When Fed Chairman Ben Bernanke indicated the Fed might pause its rate tightening at some future meeting, the stock market rallied.

1. Source: Bureau of Labor Statistics.

2. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


                                                               Annual Report | 3

In this environment, the blue chip stocks of the Dow Jones Industrial Average reached a six-year high in April and posted a 12-month total return of +14.17%. 3 The broader Standard & Poor's 500 Index (S&P 500) and the technology-heavy NASDAQ Composite Index returned +15.41% and +21.89%. 4 Small company stocks outperformed their large-capitalization counterparts, and technology stocks saw their biggest resurgence since 2003. Energy and materials stocks also performed well.

3. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

4. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


4 | Annual Report

Franklin Aggressive Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Aggressive Growth Fund seeks capital appreciation by investing substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Aggressive Growth Fund's annual report for the fiscal year ended April 30, 2006.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Aggressive Growth Fund - Class A posted a +37.28% cumulative total return. The Fund outperformed its narrow benchmark, the Russell 3000(R) Growth Index, which returned +16.90%, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +15.41% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

1. Source: Standard & Poor's Micropal. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 52.


                                                               Annual Report | 5

PORTFOLIO BREAKDOWN
Franklin Aggressive Growth Fund
Based on Total Net Assets as of 4/30/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Electronic Technology*                                24.6%
Technology Services*                                  14.3%
Health Technology*                                    12.0%
Retail Trade                                           7.3%
Health Services                                        6.0%
Commercial Services                                    5.6%
Finance                                                3.9%
Communications                                         3.8%
Consumer Services                                      3.4%
Producer Manufacturing                                 3.4%
Industrial Services                                    3.1%
Distribution Services                                  2.0%
Transportation                                         1.9%
Energy Minerals                                        1.8%
Other                                                  1.7%
Short-Term Investment & Other Net Assets               5.2%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

INVESTMENT STRATEGY

We are research driven, fundamental investors pursuing an aggressive growth strategy. As "bottom-up" investors focusing primarily on individual securities, we choose companies that have clear indicators of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, strong management, and industry leadership are all factors we believe may contribute to strong growth potential.

MANAGER'S DISCUSSION

During the year under review, Internet search engine Google increased in value almost 90%, contributing to the Fund's return. Apple, a provider of personal computers and music players, as well as related software, peripherals and content, rose more than 95% in value and also helped performance. Latin American wireless services provider NII Holdings was another significant contributor to the Fund's performance. For the 12-month reporting period, the company's stock appreciated 139%.

Despite the Fund's strong return during the period, there were several detractors from performance. For example, Tempur-Pedic International, a manufacturer, marketer and distributor of foam products including mattresses and pillows, hindered the Fund's performance. Gen-Probe also detracted from performance during the period. The company develops products used for clinical diagnosis of human diseases and for screening blood. Zimmer Holdings, which designs, develops, manufactures and markets orthopedic reconstructive implants and fracture management products, declined in value during the period, hindering the Fund's overall results. We sold these three stocks by period-end. From the beginning of the reporting period until we sold them, Tempur-Pedic fell 17% in value, Gen-Probe declined 12% and Zimmer Holdings lost 14%.


6 | Annual Report

Thank you for your continued participation in Franklin Aggressive Growth Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]         /s/ Robert R. Dean

                        Robert R. Dean, CFA


[PHOTO OMITTED]         /s/ Conrad B. Herrmann

                        Conrad B. Herrmann, CFA

                        Portfolio Management Team
                        Franklin Aggressive Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Aggressive Growth Fund
4/30/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Apple Computer Inc.                                                         3.5%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
NII Holdings Inc.                                                           2.6%
 COMMUNICATIONS
--------------------------------------------------------------------------------
Jabil Circuit Inc.                                                          2.5%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Cognizant Technology Solutions Corp., A                                     2.1%
 TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Network Appliance Inc.                                                      2.0%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Google Inc., A                                                              2.0%
 TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
QUALCOMM Inc.                                                               2.0%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Oshkosh Truck Corp.                                                         2.0%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Starbucks Corp.                                                             2.0%
 CONSUMER SERVICES
--------------------------------------------------------------------------------
Celgene Corp.                                                               2.0%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------


                                                               Annual Report | 7

Performance Summary as of 4/30/06

FRANKLIN AGGRESSIVE GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
 CLASS A (SYMBOL: FGRAX)                  CHANGE          4/30/06       4/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                    +$4.97           $18.30        $13.33
--------------------------------------------------------------------------------
 CLASS B (SYMBOL: FKABX)                  CHANGE          4/30/06       4/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                    +$4.66           $17.53        $12.87
--------------------------------------------------------------------------------
 CLASS C (SYMBOL: FKACX)                  CHANGE          4/30/06       4/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                    +$4.65           $17.49        $12.84
--------------------------------------------------------------------------------
 CLASS R (SYMBOL: FKARX)                  CHANGE          4/30/06       4/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                    +$4.88           $18.12        $13.24
--------------------------------------------------------------------------------
 ADVISOR CLASS (SYMBOL: FRAAX)            CHANGE          4/30/06       4/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                    +$5.10           $18.68        $13.58
--------------------------------------------------------------------------------


8 | Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY; ADVISOR CLASS: NO SALES CHARGES. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------------
CLASS A                                                1-YEAR           5-YEAR          INCEPTION (6/23/99)
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +37.28%          +19.61%                +87.38%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +29.42%           +2.43%                 +8.65%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                          $12,942          $11,275                $17,661
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                     +24.11%           +5.37%                 +8.83%
-----------------------------------------------------------------------------------------------------------
CLASS B                                                1-YEAR           5-YEAR          INCEPTION (6/23/99)
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +36.21%          +15.56%                +79.37%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +32.21%           +2.58%                 +8.90%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                          $13,221          $11,356                $17,937
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                     +26.64%           +5.55%                 +9.08%
-----------------------------------------------------------------------------------------------------------
CLASS C                                                1-YEAR           5-YEAR          INCEPTION (6/23/99)
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +36.21%          +15.52%                +78.94%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +35.21%           +2.93%                 +8.86%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                          $13,521          $11,552                $17,894
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                     +29.71%           +5.88%                 +9.05%
-----------------------------------------------------------------------------------------------------------
CLASS R                                                1-YEAR           3-YEAR          INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +36.86%          +91.34%                +31.78%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +35.86%          +24.15%                 +6.59%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                          $13,586          $19,134                $13,178
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                     +30.31%          +27.46%                 +6.83%
-----------------------------------------------------------------------------------------------------------
ADVISOR CLASS                                          1-YEAR           5-YEAR          INCEPTION (6/23/99)
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +37.56%          +21.30%                +91.36%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +37.56%           +3.94%                 +9.93%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                          $13,756          $12,130                $19,136
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                     +32.02%           +6.93%                +10.13%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
 CLASS A                       4/30/06
--------------------------------------
 1-Year                        +29.42%
--------------------------------------
 5-Year                         +2.43%
--------------------------------------
 Since Inception (6/23/99)      +8.65%
--------------------------------------

CLASS A (6/23/99-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN AGGRESSIVE                      RUSSELL 3000
       DATE             GROWTH FUND            S&P 500 5     GROWTH INDEX 5
--------------------------------------------------------------------------------
     6/23/1999              $9,425              $10,000          $10,000
     6/30/1999             $10,160              $10,129          $10,160
     7/31/1999             $11,235               $9,814           $9,838
     8/31/1999             $12,385               $9,765           $9,960
     9/30/1999             $13,195               $9,498           $9,778
    10/31/1999             $15,438              $10,098          $10,482
    11/30/1999             $18,596              $10,304          $11,084
    12/31/1999             $23,095              $10,910          $12,291
     1/31/2000             $22,603              $10,362          $11,748
     2/29/2000             $30,639              $10,166          $12,482
     3/31/2000             $28,536              $11,160          $13,188
     4/30/2000             $24,330              $10,824          $12,510
     5/31/2000             $21,899              $10,603          $11,848
     6/30/2000             $26,443              $10,864          $12,788
     7/31/2000             $25,594              $10,695          $12,215
     8/31/2000             $28,401              $11,358          $13,333
     9/30/2000             $27,147              $10,759          $12,112
    10/31/2000             $23,896              $10,713          $11,510
    11/30/2000             $17,239               $9,869           $9,787
    12/31/2000             $17,130               $9,918           $9,536
     1/31/2001             $19,340              $10,269          $10,203
     2/28/2001             $14,833               $9,334           $8,494
     3/31/2001             $12,874               $8,743           $7,581
     4/30/2001             $14,766               $9,422           $8,537
     5/31/2001             $14,717               $9,485           $8,436
     6/30/2001             $14,611               $9,254           $8,273
     7/31/2001             $13,694               $9,163           $8,031
     8/31/2001             $12,411               $8,590           $7,385
     9/30/2001             $10,046               $7,896           $6,617
    10/31/2001             $11,253               $8,047           $6,982
    11/30/2001             $12,835               $8,664           $7,647
    12/31/2001             $13,260               $8,740           $7,665
     1/31/2002             $12,652               $8,612           $7,520
     2/28/2002             $11,726               $8,446           $7,196
     3/31/2002             $12,652               $8,764           $7,470
     4/30/2002             $11,948               $8,233           $6,891
     5/31/2002             $11,523               $8,172           $6,707
     6/30/2002             $10,268               $7,590           $6,090
     7/31/2002              $8,850               $6,999           $5,714
     8/31/2002              $8,657               $7,045           $5,730
     9/30/2002              $7,798               $6,280           $5,147
    10/31/2002              $8,531               $6,832           $5,605
    11/30/2002              $9,458               $7,234           $5,925
    12/31/2002              $8,522               $6,809           $5,516
     1/31/2003              $8,483               $6,631           $5,381
     2/28/2003              $8,415               $6,531           $5,349
     3/31/2003              $8,512               $6,594           $5,447
     4/30/2003              $9,168               $7,138           $5,857
     5/31/2003              $9,959               $7,513           $6,173
     6/30/2003             $10,046               $7,609           $6,260
     7/31/2003             $10,539               $7,743           $6,438
     8/31/2003             $11,060               $7,894           $6,611
     9/30/2003             $10,712               $7,811           $6,533
    10/31/2003             $11,668               $8,252           $6,915
    11/30/2003             $11,967               $8,325           $6,998
    12/31/2003             $12,266               $8,761           $7,224
     1/31/2004             $12,546               $8,922           $7,389
     2/29/2004             $12,565               $9,046           $7,432
     3/31/2004             $12,613               $8,909           $7,307
     4/30/2004             $12,131               $8,770           $7,200
     5/31/2004             $12,469               $8,890           $7,335
     6/30/2004             $12,913               $9,063           $7,438
     7/31/2004             $11,996               $8,763           $6,997
     8/31/2004             $11,812               $8,798           $6,953
     9/30/2004             $12,498               $8,893           $7,044
    10/31/2004             $12,903               $9,029           $7,159
    11/30/2004             $13,800               $9,394           $7,435
    12/31/2004             $14,389               $9,714           $7,725
     1/31/2005             $13,849               $9,477           $7,459
     2/28/2005             $13,849               $9,676           $7,540
     3/31/2005             $13,472               $9,505           $7,391
     4/30/2005             $12,864               $9,325           $7,222
     5/31/2005             $13,714               $9,621           $7,584
     6/30/2005             $13,907               $9,635           $7,579
     7/31/2005             $14,669               $9,993           $7,963
     8/31/2005             $14,582               $9,902           $7,860
     9/30/2005             $14,881               $9,982           $7,898
    10/31/2005             $14,891               $9,816           $7,803
    11/30/2005             $15,895              $10,187           $8,148
    12/31/2005             $15,982              $10,190           $8,124
     1/31/2006             $17,082              $10,460           $8,322
     2/28/2006             $17,188              $10,488           $8,306
     3/31/2006             $17,738              $10,619           $8,455
     4/30/2006             $17,661              $10,761           $8,442

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
 CLASS B                           4/30/06
------------------------------------------
 1-Year                            +32.21%
------------------------------------------
 5-Year                             +2.58%
------------------------------------------
 Since Inception (6/23/99)          +8.90%
------------------------------------------

CLASS B (6/23/99-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   FRANKLIN AGGRESSIVE                           RUSSELL 3000
     DATE              GROWTH FUND            S&P 500 5         GROWTH INDEX 5
--------------------------------------------------------------------------------
  6/23/1999              $10,000               $10,000              $10,000
  6/30/1999              $10,780               $10,129              $10,160
  7/31/1999              $11,920                $9,814               $9,838
  8/31/1999              $13,140                $9,765               $9,960
  9/30/1999              $13,970                $9,498               $9,778
 10/31/1999              $16,380               $10,098              $10,482
 11/30/1999              $19,720               $10,304              $11,084
 12/31/1999              $24,486               $10,910              $12,291
  1/31/2000              $23,975               $10,362              $11,748
  2/29/2000              $32,485               $10,166              $12,482
  3/31/2000              $30,245               $11,160              $13,188
  4/30/2000              $25,755               $10,824              $12,510
  5/31/2000              $23,177               $10,603              $11,848
  6/30/2000              $27,964               $10,864              $12,788
  7/31/2000              $27,043               $10,695              $12,215
  8/31/2000              $29,999               $11,358              $13,333
  9/30/2000              $28,660               $10,759              $12,112
 10/31/2000              $25,213               $10,713              $11,510
 11/30/2000              $18,176                $9,869               $9,787
 12/31/2000              $18,049                $9,918               $9,536
  1/31/2001              $20,362               $10,269              $10,203
  2/28/2001              $15,604                $9,334               $8,494
  3/31/2001              $13,547                $8,743               $7,581
  4/30/2001              $15,522                $9,422               $8,537
  5/31/2001              $15,461                $9,485               $8,436
  6/30/2001              $15,348                $9,254               $8,273
  7/31/2001              $14,376                $9,163               $8,031
  8/31/2001              $13,015                $8,590               $7,385
  9/30/2001              $10,529                $7,896               $6,617
 10/31/2001              $11,798                $8,047               $6,982
 11/30/2001              $13,435                $8,664               $7,647
 12/31/2001              $13,875                $8,740               $7,665
  1/31/2002              $13,230                $8,612               $7,520
  2/28/2002              $12,258                $8,446               $7,196
  3/31/2002              $13,220                $8,764               $7,470
  4/30/2002              $12,483                $8,233               $6,891
  5/31/2002              $12,023                $8,172               $6,707
  6/30/2002              $10,713                $7,590               $6,090
  7/31/2002               $9,219                $6,999               $5,714
  8/31/2002               $9,014                $7,045               $5,730
  9/30/2002               $8,114                $6,280               $5,147
 10/31/2002               $8,881                $6,832               $5,605
 11/30/2002               $9,843                $7,234               $5,925
 12/31/2002               $8,861                $6,809               $5,516
  1/31/2003               $8,820                $6,631               $5,381
  2/28/2003               $8,738                $6,531               $5,349
  3/31/2003               $8,830                $6,594               $5,447
  4/30/2003               $9,516                $7,138               $5,857
  5/31/2003              $10,324                $7,513               $6,173
  6/30/2003              $10,406                $7,609               $6,260
  7/31/2003              $10,907                $7,743               $6,438
  8/31/2003              $11,450                $7,894               $6,611
  9/30/2003              $11,081                $7,811               $6,533
 10/31/2003              $12,064                $8,252               $6,915
 11/30/2003              $12,360                $8,325               $6,998
 12/31/2003              $12,667                $8,761               $7,224
  1/31/2004              $12,943                $8,922               $7,389
  2/29/2004              $12,964                $9,046               $7,432
  3/31/2004              $13,005                $8,909               $7,307
  4/30/2004              $12,504                $8,770               $7,200
  5/31/2004              $12,841                $8,890               $7,335
  6/30/2004              $13,291                $9,063               $7,438
  7/31/2004              $12,340                $8,763               $6,997
  8/31/2004              $12,135                $8,798               $6,953
  9/30/2004              $12,841                $8,893               $7,044
 10/31/2004              $13,250                $9,029               $7,159
 11/30/2004              $14,161                $9,394               $7,435
 12/31/2004              $14,755                $9,714               $7,725
  1/31/2005              $14,202                $9,477               $7,459
  2/28/2005              $14,192                $9,676               $7,540
  3/31/2005              $13,793                $9,505               $7,391
  4/30/2005              $13,169                $9,325               $7,222
  5/31/2005              $14,028                $9,621               $7,584
  6/30/2005              $14,212                $9,635               $7,579
  7/31/2005              $14,980                $9,993               $7,963
  8/31/2005              $14,888                $9,902               $7,860
  9/30/2005              $15,184                $9,982               $7,898
 10/31/2005              $15,184                $9,816               $7,803
 11/30/2005              $16,187               $10,187               $8,148
 12/31/2005              $16,279               $10,190               $8,124
  1/31/2006              $17,384               $10,460               $8,322
  2/28/2006              $17,476               $10,488               $8,306
  3/31/2006              $18,019               $10,619               $8,455
  4/30/2006              $17,937               $10,761               $8,442


10 | Annual Report

CLASS C (6/23/99-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      FRANKLIN AGGRESSIVE                         RUSSELL 3000
       DATE              GROWTH FUND         S&P 500 5           GROWTH INDEX 5
--------------------------------------------------------------------------------
     6/23/1999              $10,000            $10,000               $10,000
     6/30/1999              $10,780            $10,129               $10,160
     7/31/1999              $11,920             $9,814                $9,838
     8/31/1999              $13,150             $9,765                $9,960
     9/30/1999              $13,980             $9,498                $9,778
    10/31/1999              $16,370            $10,098               $10,482
    11/30/1999              $19,710            $10,304               $11,084
    12/31/1999              $24,443            $10,910               $12,291
     1/31/2000              $23,921            $10,362               $11,748
     2/29/2000              $32,389            $10,166               $12,482
     3/31/2000              $30,149            $11,160               $13,188
     4/30/2000              $25,690            $10,824               $12,510
     5/31/2000              $23,123            $10,603               $11,848
     6/30/2000              $27,899            $10,864               $12,788
     7/31/2000              $26,989            $10,695               $12,215
     8/31/2000              $29,935            $11,358               $13,333
     9/30/2000              $28,595            $10,759               $12,112
    10/31/2000              $25,158            $10,713               $11,510
    11/30/2000              $18,133             $9,869                $9,787
    12/31/2000              $18,016             $9,918                $9,536
     1/31/2001              $20,329            $10,269               $10,203
     2/28/2001              $15,582             $9,334                $8,494
     3/31/2001              $13,515             $8,743                $7,581
     4/30/2001              $15,489             $9,422                $8,537
     5/31/2001              $15,428             $9,485                $8,436
     6/30/2001              $15,316             $9,254                $8,273
     7/31/2001              $14,344             $9,163                $8,031
     8/31/2001              $12,983             $8,590                $7,385
     9/30/2001              $10,507             $7,896                $6,617
    10/31/2001              $11,776             $8,047                $6,982
    11/30/2001              $13,413             $8,664                $7,647
    12/31/2001              $13,853             $8,740                $7,665
     1/31/2002              $13,208             $8,612                $7,520
     2/28/2002              $12,236             $8,446                $7,196
     3/31/2002              $13,198             $8,764                $7,470
     4/30/2002              $12,461             $8,233                $6,891
     5/31/2002              $12,001             $8,172                $6,707
     6/30/2002              $10,691             $7,590                $6,090
     7/31/2002               $9,208             $6,999                $5,714
     8/31/2002               $9,003             $7,045                $5,730
     9/30/2002               $8,103             $6,280                $5,147
    10/31/2002               $8,870             $6,832                $5,605
    11/30/2002               $9,822             $7,234                $5,925
    12/31/2002               $8,839             $6,809                $5,516
     1/31/2003               $8,798             $6,631                $5,381
     2/28/2003               $8,727             $6,531                $5,349
     3/31/2003               $8,819             $6,594                $5,447
     4/30/2003               $9,494             $7,138                $5,857
     5/31/2003              $10,302             $7,513                $6,173
     6/30/2003              $10,384             $7,609                $6,260
     7/31/2003              $10,886             $7,743                $6,438
     8/31/2003              $11,428             $7,894                $6,611
     9/30/2003              $11,059             $7,811                $6,533
    10/31/2003              $12,042             $8,252                $6,915
    11/30/2003              $12,338             $8,325                $6,998
    12/31/2003              $12,635             $8,761                $7,224
     1/31/2004              $12,921             $8,922                $7,389
     2/29/2004              $12,942             $9,046                $7,432
     3/31/2004              $12,973             $8,909                $7,307
     4/30/2004              $12,471             $8,770                $7,200
     5/31/2004              $12,809             $8,890                $7,335
     6/30/2004              $13,259             $9,063                $7,438
     7/31/2004              $12,308             $8,763                $6,997
     8/31/2004              $12,113             $8,798                $6,953
     9/30/2004              $12,819             $8,893                $7,044
    10/31/2004              $13,218             $9,029                $7,159
    11/30/2004              $14,139             $9,394                $7,435
    12/31/2004              $14,722             $9,714                $7,725
     1/31/2005              $14,170             $9,477                $7,459
     2/28/2005              $14,159             $9,676                $7,540
     3/31/2005              $13,760             $9,505                $7,391
     4/30/2005              $13,136             $9,325                $7,222
     5/31/2005              $13,996             $9,621                $7,584
     6/30/2005              $14,180             $9,635                $7,579
     7/31/2005              $14,947             $9,993                $7,963
     8/31/2005              $14,855             $9,902                $7,860
     9/30/2005              $15,152             $9,982                $7,898
    10/31/2005              $15,152             $9,816                $7,803
    11/30/2005              $16,154            $10,187                $8,148
    12/31/2005              $16,236            $10,190                $8,124
     1/31/2006              $17,351            $10,460                $8,322
     2/28/2006              $17,433            $10,488                $8,306
     3/31/2006              $17,986            $10,619                $8,455
     4/30/2006              $17,894            $10,761                $8,442

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
 CLASS C                          4/30/06
-----------------------------------------
 1-Year                           +35.21%
-----------------------------------------
 5-Year                            +2.93%
-----------------------------------------
 Since Inception (6/23/99)         +8.86%
-----------------------------------------

CLASS R (1/1/02-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN AGGRESSIVE                     RUSSELL 3000
       DATE             GROWTH FUND         S&P 500 5       GROWTH INDEX 5
--------------------------------------------------------------------------------
     1/1/2002             $10,000            $10,000           $10,000
    1/31/2002              $9,535             $9,854            $9,811
    2/28/2002              $8,837             $9,664            $9,389
    3/31/2002              $9,535            $10,028            $9,746
    4/30/2002              $8,997             $9,420            $8,991
    5/31/2002              $8,678             $9,351            $8,750
    6/30/2002              $7,731             $8,685            $7,946
    7/31/2002              $6,655             $8,008            $7,455
    8/31/2002              $6,510             $8,061            $7,476
    9/30/2002              $5,862             $7,185            $6,715
   10/31/2002              $6,415             $7,817            $7,313
   11/30/2002              $7,114             $8,277            $7,730
   12/31/2002              $6,408             $7,791            $7,197
    1/31/2003              $6,379             $7,587            $7,021
    2/28/2003              $6,321             $7,473            $6,978
    3/31/2003              $6,393             $7,545            $7,107
    4/30/2003              $6,888             $8,167            $7,641
    5/31/2003              $7,477             $8,596            $8,053
    6/30/2003              $7,542             $8,706            $8,167
    7/31/2003              $7,906             $8,860            $8,399
    8/31/2003              $8,299             $9,032            $8,626
    9/30/2003              $8,037             $8,937            $8,524
   10/31/2003              $8,757             $9,442            $9,021
   11/30/2003              $8,975             $9,525            $9,131
   12/31/2003              $9,201            $10,024            $9,426
    1/31/2004              $9,412            $10,208            $9,641
    2/29/2004              $9,426            $10,350            $9,696
    3/31/2004              $9,455            $10,194            $9,533
    4/30/2004              $9,099            $10,034            $9,394
    5/31/2004              $9,346            $10,171            $9,570
    6/30/2004              $9,674            $10,369            $9,704
    7/31/2004              $8,982            $10,026            $9,129
    8/31/2004              $8,844            $10,066            $9,072
    9/30/2004              $9,361            $10,175            $9,191
   10/31/2004              $9,659            $10,331            $9,341
   11/30/2004             $10,335            $10,749            $9,701
   12/31/2004             $10,772            $11,114           $10,078
    1/31/2005             $10,371            $10,843            $9,732
    2/28/2005             $10,364            $11,071            $9,838
    3/31/2005             $10,081            $10,876            $9,643
    4/30/2005              $9,630            $10,669            $9,422
    5/31/2005             $10,263            $11,009            $9,895
    6/30/2005             $10,400            $11,024            $9,889
    7/31/2005             $10,968            $11,434           $10,390
    8/31/2005             $10,903            $11,330           $10,255
    9/30/2005             $11,128            $11,422           $10,305
   10/31/2005             $11,136            $11,231           $10,180
   11/30/2005             $11,871            $11,655           $10,631
   12/31/2005             $11,942            $11,660           $10,599
    1/31/2006             $12,758            $11,968           $10,858
    2/28/2006             $12,830            $12,001           $10,837
    3/31/2006             $13,238            $12,150           $11,031
    4/30/2006             $13,178            $12,313           $11,014

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
 CLASS R                          4/30/06
-----------------------------------------
 1-Year                           +35.86%
-----------------------------------------
 3-Year                           +24.15%
-----------------------------------------
 Since Inception (1/1/02)         + 6.59%
-----------------------------------------


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
 ADVISOR CLASS                    4/30/06
-----------------------------------------
 1-Year                           +37.56%
-----------------------------------------
 5-Year                            +3.94%
-----------------------------------------
 Since Inception (6/23/99)         +9.93%
-----------------------------------------

ADVISOR CLASS (6/23/99-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  FRANKLIN AGGRESSIVE                        RUSSELL 3000
       DATE           GROWTH FUND           S&P 500 5       GROWTH INDEX 5
--------------------------------------------------------------------------------
    6/23/1999           $10,000              $10,000            $10,000
    6/30/1999           $10,780              $10,129            $10,160
    7/31/1999           $11,920               $9,814             $9,838
    8/31/1999           $13,150               $9,765             $9,960
    9/30/1999           $14,000               $9,498             $9,778
   10/31/1999           $16,410              $10,098            $10,482
   11/30/1999           $19,770              $10,304            $11,084
   12/31/1999           $24,566              $10,910            $12,291
    1/31/2000           $24,064              $10,362            $11,748
    2/29/2000           $32,615              $10,166            $12,482
    3/31/2000           $30,393              $11,160            $13,188
    4/30/2000           $25,918              $10,824            $12,510
    5/31/2000           $23,337              $10,603            $11,848
    6/30/2000           $28,191              $10,864            $12,788
    7/31/2000           $27,280              $10,695            $12,215
    8/31/2000           $30,290              $11,358            $13,333
    9/30/2000           $28,959              $10,759            $12,112
   10/31/2000           $25,498              $10,713            $11,510
   11/30/2000           $18,402               $9,869             $9,787
   12/31/2000           $18,285               $9,918             $9,536
    1/31/2001           $20,652              $10,269            $10,203
    2/28/2001           $15,837               $9,334             $8,494
    3/31/2001           $13,747               $8,743             $7,581
    4/30/2001           $15,776               $9,422             $8,537
    5/31/2001           $15,724               $9,485             $8,436
    6/30/2001           $15,622               $9,254             $8,273
    7/31/2001           $14,649               $9,163             $8,031
    8/31/2001           $13,266               $8,590             $7,385
    9/30/2001           $10,746               $7,896             $6,617
   10/31/2001           $12,047               $8,047             $6,982
   11/30/2001           $13,737               $8,664             $7,647
   12/31/2001           $14,198               $8,740             $7,665
    1/31/2002           $13,542               $8,612             $7,520
    2/28/2002           $12,559               $8,446             $7,196
    3/31/2002           $13,563               $8,764             $7,470
    4/30/2002           $12,805               $8,233             $6,891
    5/31/2002           $12,344               $8,172             $6,707
    6/30/2002           $11,002               $7,590             $6,090
    7/31/2002            $9,486               $6,999             $5,714
    8/31/2002            $9,281               $7,045             $5,730
    9/30/2002            $8,359               $6,280             $5,147
   10/31/2002            $9,158               $6,832             $5,605
   11/30/2002           $10,152               $7,234             $5,925
   12/31/2002            $9,148               $6,809             $5,516
    1/31/2003            $9,117               $6,631             $5,381
    2/28/2003            $9,035               $6,531             $5,349
    3/31/2003            $9,148               $6,594             $5,447
    4/30/2003            $9,855               $7,138             $5,857
    5/31/2003           $10,705               $7,513             $6,173
    6/30/2003           $10,797               $7,609             $6,260
    7/31/2003           $11,330               $7,743             $6,438
    8/31/2003           $11,893               $7,894             $6,611
    9/30/2003           $11,524               $7,811             $6,533
   10/31/2003           $12,559               $8,252             $6,915
   11/30/2003           $12,887               $8,325             $6,998
   12/31/2003           $13,204               $8,761             $7,224
    1/31/2004           $13,512               $8,922             $7,389
    2/29/2004           $13,542               $9,046             $7,432
    3/31/2004           $13,594               $8,909             $7,307
    4/30/2004           $13,081               $8,770             $7,200
    5/31/2004           $13,440               $8,890             $7,335
    6/30/2004           $13,921               $9,063             $7,438
    7/31/2004           $12,938               $8,763             $6,997
    8/31/2004           $12,743               $8,798             $6,953
    9/30/2004           $13,491               $8,893             $7,044
   10/31/2004           $13,932               $9,029             $7,159
   11/30/2004           $14,905               $9,394             $7,435
   12/31/2004           $15,540               $9,714             $7,725
    1/31/2005           $14,966               $9,477             $7,459
    2/28/2005           $14,977               $9,676             $7,540
    3/31/2005           $14,557               $9,505             $7,391
    4/30/2005           $13,911               $9,325             $7,222
    5/31/2005           $14,833               $9,621             $7,584
    6/30/2005           $15,048               $9,635             $7,579
    7/31/2005           $15,878               $9,993             $7,963
    8/31/2005           $15,786               $9,902             $7,860
    9/30/2005           $16,114               $9,982             $7,898
   10/31/2005           $16,124               $9,816             $7,803
   11/30/2005           $17,210              $10,187             $8,148
   12/31/2005           $17,312              $10,190             $8,124
    1/31/2006           $18,511              $10,460             $8,322
    2/28/2006           $18,623              $10,488             $8,306
    3/31/2006           $19,217              $10,619             $8,455
    4/30/2006           $19,136              $10,761             $8,442

ENDNOTES

THE MANAGER OF THE FUND USES AN AGGRESSIVE GROWTH STRATEGY SO AN INVESTMENT IN THE FUND INVOLVES A GREATER DEGREE OF RISK. THE FUND MAY BE MORE VOLATILE THAN A MORE CONSERVATIVE EQUITY FUND, AND IT MAY BE BEST SUITED FOR LONG-TERM INVESTING. THE FUND'S INVESTMENTS IN SMALLER- AND MIDSIZE-COMPANY STOCKS INVOLVE SPECIAL RISKS SUCH AS RELATIVELY SMALLER REVENUES, LIMITED PRODUCT LINES AND SMALLER MARKET SHARE. SMALLER- AND MIDSIZE-COMPANY STOCKS HISTORICALLY HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.


12 | Annual Report

Your Fund's Expenses

FRANKLIN AGGRESSIVE GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                   BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                              VALUE 11/1/05       VALUE 4/30/06      PERIOD* 11/1/05-4/30/06
-------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000             $1,186.00                 $7.15
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000             $1,018.25                 $6.61
-------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000             $1,181.30                $11.09
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000             $1,014.63                $10.24
-------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000             $1,181.00                $11.19
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000             $1,014.53                $10.34
-------------------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000             $1,183.50                 $8.55
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000             $1,016.96                 $7.90
-------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000             $1,186.80                 $5.80
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000             $1,019.49                 $5.36
-------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 1.32%; B:
2.05%; C: 2.07%; R: 1.58%; and Advisor: 1.07%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


14 | Annual Report

Franklin Flex Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Flex Cap Growth seeks capital appreciation. The Fund invests substantially in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has flexibility to invest in companies located, headquartered or operating inside and outside the United States, across the entire market capitalization spectrum from small, emerging growth companies to well-established, large cap companies.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Flex Cap Growth Fund covers the fiscal year ended April 30, 2006.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Flex Cap Growth Fund - Class A posted a +20.39% cumulative total return. The Fund outperformed its narrow benchmark, the Russell 3000 Growth Index, which returned +16.90%, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +15.41% for the same period. 1 The Fund underperformed its peers in the Lipper Multi-Cap Growth Funds Classification Average, which returned +25.39%. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 18.

1. Source: Standard & Poor's Micropal. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

2. Source: Lipper Inc. The Lipper Multi-Cap Growth Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Cap Growth Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper Multi-Cap Growth Funds are defined as funds that normally invest in companies, of any size, with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. For the 12-month period ended 4/30/06, there were 423 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. The Fund's performance relative to the average may have differed if these or other factors had been considered.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 60.


                                                              Annual Report | 15

PORTFOLIO BREAKDOWN
Franklin Flex Cap Growth Fund
Based on Total Net Assets as of 4/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Electronic Technology*                            18.2%
Health Technology*                                12.2%
Finance                                           11.1%
Health Services                                    9.2%
Technology Services*                               9.1%
Energy Minerals                                    5.0%
Communications                                     4.1%
Industrial Services                                3.8%
Consumer Services                                  3.4%
Process Industries                                 2.9%
Producer Manufacturing                             2.5%
Transportation                                     2.3%
Retail Trade                                       2.2%
Commercial Services                                2.2%
Distribution Services                              1.7%
Consumer Durables                                  1.7%
Other                                              2.8%
Short-Term Investments & Other Net Assets          5.6%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

INVESTMENT STRATEGY

We are research driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that we believe present a good trade-off between that potential earnings growth, business and financial risk, and valuation. We believe that examples of identifiable drivers of future earnings growth are a particular product niche, proven technology, sound financial profits and records, strong management, and industry leadership. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis.

MANAGER'S DISCUSSION

Relative to the benchmark Russell 3000 Growth Index, our investments in the energy minerals, communications and finance sectors provided the greatest positive effect on the Fund's performance over the 12-month reporting period. The Fund's relative overweighting in energy minerals predominantly drove this sector's positive contribution. Major coal producer Peabody Energy performed particularly well during the period, nearly tripling in share-price appreciation over the past year. Another contributor among our energy minerals holdings was Apache, an oil and gas production company, which rose more than 26%.

Our relatively overweighted position in the communications sector also helped the Fund's relative performance. In this sector, the Fund's holdings in wireless telecommunications companies America Movil and NII Holdings significantly outperformed the benchmark index for the period. Both companies are benefiting from growth in wireless communications in Latin America. In terms of the finance sector, the Fund's significantly overweighted position benefited relative performance. Our investment in E*TRADE Financial, which provides investing and securities trading products and services to retail and institutional investors globally, helped relative performance as the company's stock more than doubled in value over the past year. Also, our positions in investment managers Calamos Asset Management and Nuveen Investments contributed positively to performance. Finally, our real estate investment trust positions, Alexandria Real Estate Equities and ProLogis, benefited results. We sold our position in ProLogis during the period due to valuation concerns.


16 | Annual Report

The Fund's most significant detractor from performance relative to the Russell 3000 Growth Index was the consumer services sector. Although our underweighted position slightly helped relative performance, stock selection within the sector hurt performance, as our consumer services holdings underper-formed those of the index. Hilton Hotels and cruise ship operator Carnival declined in value from our purchase price. We sold our Hilton position during the period. In addition, satellite radio company XM Satellite Radio Holdings declined in value and was also sold. Elsewhere, the Fund's overweighting in the process industries sector negatively impacted relative performance. Stock selection in the consumer durables sector also hurt relative performance, as the Fund's sector holdings underperformed those of the index.

Thank you for your continued participation in Franklin Flex Cap Growth Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]                 /s/ Conrad B. Herrmann

                                Conrad B. Herrmann, CFA
                                Portfolio Manager
                                Franklin Flex Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Flex Cap Growth Fund
4/30/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Harris Corp.                                                                2.1%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)                                     2.0%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
VCA Antech Inc.                                                             1.9%
 HEALTH SERVICES
--------------------------------------------------------------------------------
Apple Computer Inc.                                                         1.8%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
QUALCOMM Inc.                                                               1.8%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Cognizant Technology Solutions Corp., A                                     1.8%
 TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
E*TRADE Financial Corp.                                                     1.7%
 FINANCE
--------------------------------------------------------------------------------
NII Holdings Inc.                                                           1.7%
 COMMUNICATIONS
--------------------------------------------------------------------------------
Microchip Technology Inc.                                                   1.5%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Celgene Corp.                                                               1.5%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------


                                                              Annual Report | 17

Performance Summary as of 4/30/06

FRANKLIN FLEX CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
 CLASS A (SYMBOL: FKCGX)                     CHANGE        4/30/06       4/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                       +$7.19         $42.45        $35.26
--------------------------------------------------------------------------------
 CLASS B (SYMBOL: FKCBX)                     CHANGE        4/30/06       4/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                       +$6.55         $40.14        $33.59
--------------------------------------------------------------------------------
 CLASS C (SYMBOL: FCIIX)                     CHANGE        4/30/06       4/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                       +$6.56         $40.22        $33.66
--------------------------------------------------------------------------------
 CLASS R (SYMBOL: FRCGX)                     CHANGE        4/30/06       4/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                       +$7.03         $42.01        $34.98
--------------------------------------------------------------------------------
 ADVISOR CLASS (SYMBOL: FKCAX)               CHANGE        4/30/06       4/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                       +$7.31         $42.63        $35.32
--------------------------------------------------------------------------------


18 | Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY; ADVISOR CLASS: NO SALES CHARGES. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------------------
CLASS A                                                1-YEAR             5-YEAR              10-YEAR
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +20.39%            +24.67%            +174.28%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +13.47%             +3.28%              +9.97%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                          $11,347            $11,749             $25,857
-------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                     +10.89%             +5.59%             +10.82%
-------------------------------------------------------------------------------------------------------------
CLASS B                                                1-YEAR             5-YEAR         INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +19.50%            +20.07%             +76.12%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +15.50%             +3.38%              +8.03%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                         $11,550            $11,807             $17,612
-------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                     +12.75%             +5.74%              +8.20%
-------------------------------------------------------------------------------------------------------------
CLASS C                                                1-YEAR             5-YEAR        INCEPTION (9/3/96)
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +19.49%            +20.06%            +157.18%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +18.49%             +3.72%             +10.28%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                          $11,849            $12,006             $25,718
-------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                     +15.75%             +6.05%             +10.43%
-------------------------------------------------------------------------------------------------------------
CLASS R                                                1-YEAR             3-YEAR        INCEPTION (1/1/02)
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +20.07%            +64.77%             +31.91%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +19.07%            +18.11%              +6.62%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                          $11,907            $16,477             $13,191
-------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                     +16.35%            +20.88%              +6.87%
-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS(5)                                       1-YEAR             5-YEAR              10-YEAR
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +20.67%            +25.17%            +175.38%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +20.67%             +4.59%             +10.66%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                          $12,067            $12,517             $27,538
-------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                     +17.93%             +6.93%             +11.52%
-------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 19

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------
 CLASS A                           4/30/06
------------------------------------------
 1-Year                            +13.47%
------------------------------------------
 5-Year                             +3.28%
------------------------------------------
 10-Year                            +9.97%
------------------------------------------

CLASS A (5/1/96-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       FRANKLIN FLEX CAP                       RUSSELL 3000
       DATE               GROWTH FUND          S&P 500 6      GROWTH INDEX 6
--------------------------------------------------------------------------------
     5/1/1996                $9,427             $10,000           $10,000
    5/31/1996                $9,639             $10,257           $10,367
    6/30/1996                $9,349             $10,297           $10,307
    7/31/1996                $8,795              $9,842            $9,635
    8/31/1996                $9,344             $10,050            $9,929
    9/30/1996                $9,944             $10,615           $10,630
   10/31/1996               $10,069             $10,908           $10,642
   11/30/1996               $10,799             $11,731           $11,392
   12/31/1996               $10,843             $11,499           $11,211
    1/31/1997               $11,018             $12,217           $11,948
    2/28/1997               $10,710             $12,313           $11,807
    3/31/1997               $10,089             $11,808           $11,151
    4/30/1997               $10,264             $12,512           $11,815
    5/31/1997               $11,251             $13,273           $12,743
    6/30/1997               $11,317             $13,868           $13,246
    7/31/1997               $12,254             $14,971           $14,370
    8/31/1997               $12,179             $14,133           $13,647
    9/30/1997               $13,084             $14,906           $14,362
   10/31/1997               $12,616             $14,409           $13,796
   11/30/1997               $12,749             $15,075           $14,288
   12/31/1997               $12,545             $15,334           $14,433
    1/31/1998               $12,362             $15,503           $14,804
    2/28/1998               $13,339             $16,621           $15,935
    3/31/1998               $13,616             $17,471           $16,574
    4/30/1998               $13,860             $17,647           $16,791
    5/31/1998               $13,128             $17,344           $16,245
    6/30/1998               $13,436             $18,048           $17,166
    7/31/1998               $12,797             $17,856           $16,935
    8/31/1998               $10,679             $15,277           $14,282
    9/30/1998               $11,385             $16,256           $15,405
   10/31/1998               $12,019             $17,577           $16,609
   11/30/1998               $12,897             $18,642           $17,874
   12/31/1998               $13,890             $19,716           $19,487
    1/31/1999               $14,781             $20,540           $20,611
    2/28/1999               $13,615             $19,902           $19,600
    3/31/1999               $14,421             $20,698           $20,609
    4/30/1999               $14,747             $21,499           $20,759
    5/31/1999               $14,701             $20,992           $20,171
    6/30/1999               $16,190             $22,156           $21,557
    7/31/1999               $16,345             $21,466           $20,873
    8/31/1999               $16,999             $21,359           $21,132
    9/30/1999               $17,337             $20,774           $20,746
   10/31/1999               $19,480             $22,088           $22,240
   11/30/1999               $22,277             $22,537           $23,517
   12/31/1999               $27,108             $23,864           $26,078
    1/31/2000               $27,131             $22,665           $24,925
    2/29/2000               $34,163             $22,237           $26,483
    3/31/2000               $32,278             $24,411           $27,980
    4/30/2000               $28,742             $23,676           $26,541
    5/31/2000               $26,856             $23,192           $25,137
    6/30/2000               $30,868             $23,764           $27,131
    7/31/2000               $30,048             $23,393           $25,917
    8/31/2000               $34,444             $24,845           $28,289
    9/30/2000               $33,372             $23,533           $25,698
   10/31/2000               $30,467             $23,434           $24,421
   11/30/2000               $23,968             $21,587           $20,765
   12/31/2000               $25,200             $21,693           $20,232
    1/31/2001               $25,644             $22,463           $21,647
    2/28/2001               $20,899             $20,416           $18,022
    3/31/2001               $18,652             $19,123           $16,084
    4/30/2001               $20,741             $20,608           $18,113
    5/31/2001               $20,747             $20,746           $17,897
    6/30/2001               $20,619             $20,241           $17,552
    7/31/2001               $19,845             $20,042           $17,040
    8/31/2001               $18,840             $18,789           $15,668
    9/30/2001               $16,233             $17,272           $14,039
   10/31/2001               $17,354             $17,601           $14,814
   11/30/2001               $18,980             $18,951           $16,225
   12/31/2001               $19,346             $19,117           $16,261
    1/31/2002               $18,932             $18,838           $15,954
    2/28/2002               $18,207             $18,475           $15,267
    3/31/2002               $19,608             $19,170           $15,848
    4/30/2002               $18,700             $18,008           $14,620
    5/31/2002               $18,286             $17,876           $14,230
    6/30/2002               $16,812             $16,603           $12,921
    7/31/2002               $15,070             $15,309           $12,123
    8/31/2002               $14,991             $15,409           $12,156
    9/30/2002               $13,864             $13,736           $10,919
   10/31/2002               $14,619             $14,944           $11,892
   11/30/2002               $15,521             $15,823           $12,571
   12/31/2002               $14,522             $14,894           $11,703
    1/31/2003               $14,546             $14,504           $11,416
    2/28/2003               $14,473             $14,286           $11,348
    3/31/2003               $14,601             $14,424           $11,557
    4/30/2003               $15,569             $15,612           $12,426
    5/31/2003               $16,739             $16,434           $13,096
    6/30/2003               $16,842             $16,644           $13,281
    7/31/2003               $17,531             $16,937           $13,658
    8/31/2003               $18,384             $17,267           $14,026
    9/30/2003               $17,841             $17,084           $13,861
   10/31/2003               $19,395             $18,050           $14,670
   11/30/2003               $20,010             $18,209           $14,848
   12/31/2003               $20,400             $19,163           $15,327
    1/31/2004               $20,723             $19,515           $15,677
    2/29/2004               $20,899             $19,786           $15,767
    3/31/2004               $20,991             $19,488           $15,503
    4/30/2004               $20,564             $19,182           $15,276
    5/31/2004               $21,179             $19,445           $15,562
    6/30/2004               $21,551             $19,823           $15,781
    7/31/2004               $20,247             $19,167           $14,845
    8/31/2004               $20,138             $19,244           $14,752
    9/30/2004               $20,826             $19,452           $14,945
   10/31/2004               $21,307             $19,749           $15,189
   11/30/2004               $22,209             $20,548           $15,775
   12/31/2004               $23,043             $21,247           $16,389
    1/31/2005               $22,203             $20,729           $15,826
    2/28/2005               $22,605             $21,165           $15,998
    3/31/2005               $22,081             $20,791           $15,680
    4/30/2005               $21,478             $20,397           $15,322
    5/31/2005               $22,538             $21,045           $16,091
    6/30/2005               $22,379             $21,075           $16,080
    7/31/2005               $23,384             $21,859           $16,895
    8/31/2005               $23,214             $21,659           $16,676
    9/30/2005               $23,464             $21,835           $16,758
   10/31/2005               $23,098             $21,470           $16,555
   11/30/2005               $24,438             $22,282           $17,288
   12/31/2005               $24,475             $22,290           $17,236
    1/31/2006               $25,693             $22,880           $17,657
    2/28/2006               $25,724             $22,942           $17,623
    3/31/2006               $25,979             $23,227           $17,938
    4/30/2006               $25,857             $23,539           $17,911

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
 CLASS B                           4/30/06
------------------------------------------
 1-Year                            +15.50%
------------------------------------------
 5-Year                             +3.38%
------------------------------------------
 Since Inception (1/1/99)           +8.03%
------------------------------------------

CLASS B (1/1/99-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 FRANKLIN FLEX CAP                      RUSSELL 3000
   DATE             GROWTH FUND         S&P 500 6      GROWTH INDEX 6
--------------------------------------------------------------------------------
   1/1/1999           $10,000            $10,000          $10,000
  1/31/1999           $10,633            $10,418          $10,577
  2/28/1999            $9,786            $10,094          $10,058
  3/31/1999           $10,362            $10,498          $10,576
  4/30/1999           $10,588            $10,905          $10,653
  5/31/1999           $10,551            $10,647          $10,351
  6/30/1999           $11,610            $11,238          $11,062
  7/31/1999           $11,709            $10,887          $10,711
  8/31/1999           $12,175            $10,834          $10,845
  9/30/1999           $12,406            $10,537          $10,646
 10/31/1999           $13,932            $11,203          $11,413
 11/30/1999           $15,919            $11,431          $12,068
 12/31/1999           $19,359            $12,104          $13,383
  1/31/2000           $19,359            $11,496          $12,791
  2/29/2000           $24,362            $11,279          $13,590
  3/31/2000           $23,001            $12,381          $14,359
  4/30/2000           $20,473            $12,009          $13,620
  5/31/2000           $19,116            $11,763          $12,900
  6/30/2000           $21,957            $12,053          $13,923
  7/31/2000           $21,363            $11,865          $13,300
  8/31/2000           $24,473            $12,601          $14,517
  9/30/2000           $23,694            $11,936          $13,187
 10/31/2000           $21,615            $11,886          $12,532
 11/30/2000           $16,992            $10,949          $10,656
 12/31/2000           $17,857            $11,003          $10,383
  1/31/2001           $18,160            $11,393          $11,109
  2/28/2001           $14,795            $10,355           $9,248
  3/31/2001           $13,193             $9,699           $8,254
  4/30/2001           $14,668            $10,453           $9,295
  5/31/2001           $14,659            $10,523           $9,185
  6/30/2001           $14,558            $10,267           $9,007
  7/31/2001           $14,005            $10,166           $8,744
  8/31/2001           $13,290             $9,530           $8,040
  9/30/2001           $11,438             $8,760           $7,205
 10/31/2001           $12,219             $8,927           $7,602
 11/30/2001           $13,360             $9,612           $8,326
 12/31/2001           $13,610             $9,696           $8,345
  1/31/2002           $13,312             $9,555           $8,187
  2/28/2002           $12,794             $9,371           $7,835
  3/31/2002           $13,768             $9,723           $8,133
  4/30/2002           $13,123             $9,134           $7,503
  5/31/2002           $12,825             $9,067           $7,302
  6/30/2002           $11,785             $8,421           $6,631
  7/31/2002           $10,556             $7,765           $6,221
  8/31/2002           $10,495             $7,816           $6,238
  9/30/2002            $9,701             $6,967           $5,603
 10/31/2002           $10,219             $7,580           $6,103
 11/30/2002           $10,846             $8,025           $6,451
 12/31/2002           $10,140             $7,554           $6,005
  1/31/2003           $10,148             $7,357           $5,859
  2/28/2003           $10,091             $7,246           $5,823
  3/31/2003           $10,175             $7,316           $5,931
  4/30/2003           $10,846             $7,919           $6,377
  5/31/2003           $11,649             $8,335           $6,721
  6/30/2003           $11,719             $8,442           $6,816
  7/31/2003           $12,189             $8,591           $7,009
  8/31/2003           $12,772             $8,758           $7,198
  9/30/2003           $12,386             $8,665           $7,113
 10/31/2003           $13,457             $9,155           $7,528
 11/30/2003           $13,873             $9,236           $7,620
 12/31/2003           $14,137             $9,720           $7,866
  1/31/2004           $14,356             $9,898           $8,045
  2/29/2004           $14,466            $10,036           $8,091
  3/31/2004           $14,523             $9,884           $7,956
  4/30/2004           $14,216             $9,729           $7,839
  5/31/2004           $14,632             $9,863           $7,986
  6/30/2004           $14,882            $10,054           $8,098
  7/31/2004           $13,970             $9,722           $7,618
  8/31/2004           $13,887             $9,761           $7,570
  9/30/2004           $14,356             $9,866           $7,670
 10/31/2004           $14,676            $10,017           $7,795
 11/30/2004           $15,286            $10,422           $8,095
 12/31/2004           $15,852            $10,777           $8,410
  1/31/2005           $15,264            $10,514           $8,121
  2/28/2005           $15,532            $10,735           $8,210
  3/31/2005           $15,163            $10,545           $8,047
  4/30/2005           $14,738            $10,345           $7,863
  5/31/2005           $15,453            $10,674           $8,258
  6/30/2005           $15,339            $10,690           $8,252
  7/31/2005           $16,014            $11,087           $8,670
  8/31/2005           $15,892            $10,986           $8,558
  9/30/2005           $16,054            $11,075           $8,600
 10/31/2005           $15,791            $10,890           $8,495
 11/30/2005           $16,699            $11,301           $8,872
 12/31/2005           $16,708            $11,306           $8,845
  1/31/2006           $17,528            $11,605           $9,061
  2/28/2006           $17,541            $11,636           $9,044
  3/31/2006           $17,704            $11,781           $9,205
  4/30/2006           $17,612            $11,939           $9,192


20 | Annual Report

CLASS C (9/3/96-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  FRANKLIN FLEX CAP                       RUSSELL 3000
   DATE              GROWTH FUND        S&P 500 6        GROWTH INDEX 6
--------------------------------------------------------------------------------
   9/3/1996            $10,000           $10,000              $10,000
  9/30/1996            $10,625           $10,562              $10,706
 10/31/1996            $10,747           $10,854              $10,718
 11/30/1996            $11,521           $11,673              $11,473
 12/31/1996            $11,560           $11,442              $11,291
  1/31/1997            $11,735           $12,156              $12,033
  2/28/1997            $11,401           $12,252              $11,891
  3/31/1997            $10,733           $11,749              $11,230
  4/30/1997            $10,914           $12,450              $11,900
  5/31/1997            $11,950           $13,208              $12,834
  6/30/1997            $11,972           $13,799              $13,341
  7/31/1997            $13,005           $14,896              $14,473
  8/31/1997            $12,914           $14,062              $13,745
  9/30/1997            $13,867           $14,832              $14,464
 10/31/1997            $13,362           $14,337              $13,895
 11/30/1997            $13,492           $15,001              $14,390
 12/31/1997            $13,271           $15,258              $14,536
  1/31/1998            $13,076           $15,427              $14,910
  2/28/1998            $14,102           $16,539              $16,049
  3/31/1998            $14,379           $17,385              $16,692
  4/30/1998            $14,633           $17,560              $16,911
  5/31/1998            $13,854           $17,258              $16,361
  6/30/1998            $14,167           $17,959              $17,289
  7/31/1998            $13,483           $17,768              $17,056
  8/31/1998            $11,249           $15,202              $14,384
  9/30/1998            $11,986           $16,176              $15,515
 10/31/1998            $12,646           $17,490              $16,728
 11/30/1998            $13,554           $18,550              $18,002
 12/31/1998            $14,594           $19,618              $19,626
  1/31/1999            $15,523           $20,438              $20,758
  2/28/1999            $14,293           $19,803              $19,740
  3/31/1999            $15,125           $20,595              $20,756
  4/30/1999            $15,463           $21,393              $20,907
  5/31/1999            $15,403           $20,888              $20,315
  6/30/1999            $16,953           $22,046              $21,711
  7/31/1999            $17,104           $21,359              $21,022
  8/31/1999            $17,780           $21,253              $21,283
  9/30/1999            $18,118           $20,671              $20,894
 10/31/1999            $20,352           $21,979              $22,399
 11/30/1999            $23,256           $22,426              $23,685
 12/31/1999            $28,285           $23,746              $26,264
  1/31/2000            $28,291           $22,553              $25,104
  2/29/2000            $35,602           $22,126              $26,672
  3/31/2000            $33,616           $24,290              $28,180
  4/30/2000            $29,915           $23,559              $26,731
  5/31/2000            $27,935           $23,077              $25,317
  6/30/2000            $32,082           $23,646              $27,325
  7/31/2000            $31,213           $23,277              $26,102
  8/31/2000            $35,753           $24,722              $28,491
  9/30/2000            $34,618           $23,417              $25,881
 10/31/2000            $31,581           $23,317              $24,595
 11/30/2000            $24,825           $21,480              $20,914
 12/31/2000            $26,095           $21,586              $20,377
  1/31/2001            $26,530           $22,351              $21,801
  2/28/2001            $21,613           $20,314              $18,150
  3/31/2001            $19,273           $19,028              $16,199
  4/30/2001            $21,421           $20,506              $18,243
  5/31/2001            $21,415           $20,643              $18,025
  6/30/2001            $21,261           $20,141              $17,678
  7/31/2001            $20,449           $19,943              $17,162
  8/31/2001            $19,407           $18,696              $15,780
  9/30/2001            $16,708           $17,186              $14,140
 10/31/2001            $17,847           $17,514              $14,920
 11/30/2001            $19,516           $18,857              $16,341
 12/31/2001            $19,874           $19,022              $16,378
  1/31/2002            $19,439           $18,745              $16,068
  2/28/2002            $18,684           $18,383              $15,376
  3/31/2002            $20,110           $19,075              $15,961
  4/30/2002            $19,164           $17,919              $14,724
  5/31/2002            $18,729           $17,787              $14,331
  6/30/2002            $17,214           $16,521              $13,013
  7/31/2002            $15,417           $15,233              $12,209
  8/31/2002            $15,327           $15,333              $12,243
  9/30/2002            $14,170           $13,668              $10,997
 10/31/2002            $14,924           $14,870              $11,977
 11/30/2002            $15,839           $15,744              $12,661
 12/31/2002            $14,809           $14,820              $11,786
  1/31/2003            $14,822           $14,432              $11,498
  2/28/2003            $14,739           $14,215              $11,429
  3/31/2003            $14,860           $14,352              $11,639
  4/30/2003            $15,839           $15,535              $12,515
  5/31/2003            $17,015           $16,352              $13,190
  6/30/2003            $17,111           $16,561              $13,376
  7/31/2003            $17,795           $16,854              $13,756
  8/31/2003            $18,652           $17,182              $14,127
  9/30/2003            $18,090           $17,000              $13,960
 10/31/2003            $19,650           $17,961              $14,775
 11/30/2003            $20,264           $18,119              $14,954
 12/31/2003            $20,647           $19,068              $15,437
  1/31/2004            $20,961           $19,418              $15,789
  2/29/2004            $21,127           $19,688              $15,880
  3/31/2004            $21,210           $19,391              $15,613
  4/30/2004            $20,762           $19,087              $15,385
  5/31/2004            $21,370           $19,348              $15,673
  6/30/2004            $21,734           $19,724              $15,893
  7/31/2004            $20,404           $19,072              $14,951
  8/31/2004            $20,276           $19,148              $14,858
  9/30/2004            $20,961           $19,356              $15,052
 10/31/2004            $21,434           $19,651              $15,298
 11/30/2004            $22,323           $20,446              $15,888
 12/31/2004            $23,147           $21,142              $16,506
  1/31/2005            $22,291           $20,626              $15,939
  2/28/2005            $22,681           $21,060              $16,112
  3/31/2005            $22,144           $20,688              $15,792
  4/30/2005            $21,523           $20,295              $15,432
  5/31/2005            $22,566           $20,941              $16,206
  6/30/2005            $22,399           $20,971              $16,195
  7/31/2005            $23,384           $21,750              $17,016
  8/31/2005            $23,205           $21,552              $16,795
  9/30/2005            $23,442           $21,726              $16,877
 10/31/2005            $23,058           $21,364              $16,673
 11/30/2005            $24,382           $22,171              $17,411
 12/31/2005            $24,401           $22,179              $17,359
  1/31/2006            $25,597           $22,766              $17,783
  2/28/2006            $25,622           $22,828              $17,749
  3/31/2006            $25,852           $23,112              $18,066
  4/30/2006            $25,718           $23,422              $18,039

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------
 CLASS C                                4/30/06
-----------------------------------------------
 1-Year                                 +18.49%
-----------------------------------------------
 5-Year                                  +3.72%
-----------------------------------------------
 Since Inception (9/3/96)               +10.28%
-----------------------------------------------

CLASS R (1/1/02-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   FRANKLIN FLEX CAP                       RUSSELL 3000
     DATE             GROWTH FUND        S&P 500 6        GROWTH INDEX 6
--------------------------------------------------------------------------------
   1/1/2002             $10,000           $10,000             $10,000
  1/31/2002              $9,758            $9,854              $9,811
  2/28/2002              $9,384            $9,664              $9,389
  3/31/2002             $10,103           $10,028              $9,746
  4/30/2002              $9,632            $9,420              $8,991
  5/31/2002              $9,415            $9,351              $8,750
  6/30/2002              $8,659            $8,685              $7,946
  7/31/2002              $7,760            $8,008              $7,455
  8/31/2002              $7,719            $8,061              $7,476
  9/30/2002              $7,139            $7,185              $6,715
 10/31/2002              $7,525            $7,817              $7,313
 11/30/2002              $7,987            $8,277              $7,730
 12/31/2002              $7,471            $7,791              $7,197
  1/31/2003              $7,481            $7,587              $7,021
  2/28/2003              $7,443            $7,473              $6,978
  3/31/2003              $7,506            $7,545              $7,107
  4/30/2003              $8,005            $8,167              $7,641
  5/31/2003              $8,602            $8,596              $8,053
  6/30/2003              $8,655            $8,706              $8,167
  7/31/2003              $9,007            $8,860              $8,399
  8/31/2003              $9,444            $9,032              $8,626
  9/30/2003              $9,165            $8,937              $8,524
 10/31/2003              $9,955            $9,442              $9,021
 11/30/2003             $10,273            $9,525              $9,131
 12/31/2003             $10,470           $10,024              $9,426
  1/31/2004             $10,634           $10,208              $9,641
  2/29/2004             $10,722           $10,350              $9,696
  3/31/2004             $10,765           $10,194              $9,533
  4/30/2004             $10,543           $10,034              $9,394
  5/31/2004             $10,857           $10,171              $9,570
  6/30/2004             $11,046           $10,369              $9,704
  7/31/2004             $10,376           $10,026              $9,129
  8/31/2004             $10,317           $10,066              $9,072
  9/30/2004             $10,669           $10,175              $9,191
 10/31/2004             $10,913           $10,331              $9,341
 11/30/2004             $11,369           $10,749              $9,701
 12/31/2004             $11,796           $11,114             $10,078
  1/31/2005             $11,363           $10,843              $9,732
  2/28/2005             $11,566           $11,071              $9,838
  3/31/2005             $11,296           $10,876              $9,643
  4/30/2005             $10,986           $10,669              $9,422
  5/31/2005             $11,522           $11,009              $9,895
  6/30/2005             $11,441           $11,024              $9,889
  7/31/2005             $11,952           $11,434             $10,390
  8/31/2005             $11,865           $11,330             $10,255
  9/30/2005             $11,990           $11,422             $10,305
 10/31/2005             $11,799           $11,231             $10,180
 11/30/2005             $12,484           $11,655             $10,631
 12/31/2005             $12,496           $11,660             $10,599
  1/31/2006             $13,114           $11,968             $10,858
  2/28/2006             $13,130           $12,001             $10,837
  3/31/2006             $13,256           $12,150             $11,031
  4/30/2006             $13,191           $12,313             $11,014

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------
 CLASS R                                4/30/06
-----------------------------------------------
 1-Year                                 +19.07%
-----------------------------------------------
 3-Year                                 +18.11%
-----------------------------------------------
 Since Inception (1/1/02)                +6.62%
-----------------------------------------------

                                                              Annual Report | 21

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------
 ADVISOR CLASS 5                        4/30/06
-----------------------------------------------
 1-Year                                 +20.67%
-----------------------------------------------
 5-Year                                  +4.59%
-----------------------------------------------
 10-Year                                +10.66%
-----------------------------------------------

ADVISOR CLASS (5/1/96-4/30/06) 5

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN FLEX CAP                         RUSSELL 3000
     DATE               GROWTH FUND          S&P 500 6        GROWTH INDEX 6
--------------------------------------------------------------------------------
    5/1/1996              $10,000             $10,000             $10,000
   5/31/1996              $10,224             $10,257             $10,367
   6/30/1996               $9,917             $10,297             $10,307
   7/31/1996               $9,330              $9,842              $9,635
   8/31/1996               $9,912             $10,050              $9,929
   9/30/1996              $10,549             $10,615             $10,630
  10/31/1996              $10,680             $10,908             $10,642
  11/30/1996              $11,455             $11,731             $11,392
  12/31/1996              $11,501             $11,499             $11,211
   1/31/1997              $11,687             $12,217             $11,948
   2/28/1997              $11,361             $12,313             $11,807
   3/31/1997              $10,702             $11,808             $11,151
   4/30/1997              $10,888             $12,512             $11,815
   5/31/1997              $11,935             $13,273             $12,743
   6/30/1997              $12,004             $13,868             $13,246
   7/31/1997              $12,998             $14,971             $14,370
   8/31/1997              $12,919             $14,133             $13,647
   9/30/1997              $13,879             $14,906             $14,362
  10/31/1997              $13,382             $14,409             $13,796
  11/30/1997              $13,523             $15,075             $14,288
  12/31/1997              $13,308             $15,334             $14,433
   1/31/1998              $13,113             $15,503             $14,804
   2/28/1998              $14,149             $16,621             $15,935
   3/31/1998              $14,444             $17,471             $16,574
   4/30/1998              $14,703             $17,647             $16,791
   5/31/1998              $13,926             $17,344             $16,245
   6/30/1998              $14,253             $18,048             $17,166
   7/31/1998              $13,575             $17,856             $16,935
   8/31/1998              $11,328             $15,277             $14,282
   9/30/1998              $12,077             $16,256             $15,405
  10/31/1998              $12,749             $17,577             $16,609
  11/30/1998              $13,681             $18,642             $17,874
  12/31/1998              $14,734             $19,716             $19,487
   1/31/1999              $15,679             $20,540             $20,611
   2/28/1999              $14,443             $19,902             $19,600
   3/31/1999              $15,297             $20,698             $20,609
   4/30/1999              $15,643             $21,499             $20,759
   5/31/1999              $15,594             $20,992             $20,171
   6/30/1999              $17,174             $22,156             $21,557
   7/31/1999              $17,338             $21,466             $20,873
   8/31/1999              $18,031             $21,359             $21,132
   9/30/1999              $18,390             $20,774             $20,746
  10/31/1999              $20,664             $22,088             $22,240
  11/30/1999              $23,630             $22,537             $23,517
  12/31/1999              $28,755             $23,864             $26,078
   1/31/2000              $28,780             $22,665             $24,925
   2/29/2000              $36,239             $22,237             $26,483
   3/31/2000              $34,239             $24,411             $27,980
   4/30/2000              $30,488             $23,676             $26,541
   5/31/2000              $28,488             $23,192             $25,137
   6/30/2000              $32,743             $23,764             $27,131
   7/31/2000              $31,874             $23,393             $25,917
   8/31/2000              $36,537             $24,845             $28,289
   9/30/2000              $35,400             $23,533             $25,698
  10/31/2000              $32,318             $23,434             $24,421
  11/30/2000              $25,424             $21,587             $20,765
  12/31/2000              $26,731             $21,693             $20,232
   1/31/2001              $27,202             $22,463             $21,647
   2/28/2001              $22,169             $20,416             $18,022
   3/31/2001              $19,785             $19,123             $16,084
   4/30/2001              $22,001             $20,608             $18,113
   5/31/2001              $22,007             $20,746             $17,897
   6/30/2001              $21,872             $20,241             $17,552
   7/31/2001              $21,051             $20,042             $17,040
   8/31/2001              $19,985             $18,789             $15,668
   9/30/2001              $17,220             $17,272             $14,039
  10/31/2001              $18,408             $17,601             $14,814
  11/30/2001              $20,134             $18,951             $16,225
  12/31/2001              $20,521             $19,117             $16,261
   1/31/2002              $20,082             $18,838             $15,954
   2/28/2002              $19,313             $18,475             $15,267
   3/31/2002              $20,799             $19,170             $15,848
   4/30/2002              $19,836             $18,008             $14,620
   5/31/2002              $19,397             $17,876             $14,230
   6/30/2002              $17,833             $16,603             $12,921
   7/31/2002              $15,985             $15,309             $12,123
   8/31/2002              $15,901             $15,409             $12,156
   9/30/2002              $14,706             $13,736             $10,919
  10/31/2002              $15,507             $14,944             $11,892
  11/30/2002              $16,464             $15,823             $12,571
  12/31/2002              $15,404             $14,894             $11,703
   1/31/2003              $15,430             $14,504             $11,416
   2/28/2003              $15,352             $14,286             $11,348
   3/31/2003              $15,488             $14,424             $11,557
   4/30/2003              $16,515             $15,612             $12,426
   5/31/2003              $17,756             $16,434             $13,096
   6/30/2003              $17,866             $16,644             $13,281
   7/31/2003              $18,596             $16,937             $13,658
   8/31/2003              $19,500             $17,267             $14,026
   9/30/2003              $18,925             $17,084             $13,861
  10/31/2003              $20,573             $18,050             $14,670
  11/30/2003              $21,226             $18,209             $14,848
  12/31/2003              $21,639             $19,163             $15,327
   1/31/2004              $21,982             $19,515             $15,677
   2/29/2004              $22,169             $19,786             $15,767
   3/31/2004              $22,266             $19,488             $15,503
   4/30/2004              $21,814             $19,182             $15,276
   5/31/2004              $22,466             $19,445             $15,562
   6/30/2004              $22,860             $19,823             $15,781
   7/31/2004              $21,478             $19,167             $14,845
   8/31/2004              $21,361             $19,244             $14,752
   9/30/2004              $22,098             $19,452             $14,945
  10/31/2004              $22,615             $19,749             $15,189
  11/30/2004              $23,571             $20,548             $15,775
  12/31/2004              $24,463             $21,247             $16,389
   1/31/2005              $23,578             $20,729             $15,826
   2/28/2005              $24,010             $21,165             $15,998
   3/31/2005              $23,455             $20,791             $15,680
   4/30/2005              $22,822             $20,397             $15,322
   5/31/2005              $23,946             $21,045             $16,091
   6/30/2005              $23,791             $21,075             $16,080
   7/31/2005              $24,857             $21,859             $16,895
   8/31/2005              $24,689             $21,659             $16,676
   9/30/2005              $24,960             $21,835             $16,758
  10/31/2005              $24,573             $21,470             $16,555
  11/30/2005              $26,007             $22,282             $17,288
  12/31/2005              $26,046             $22,290             $17,236
   1/31/2006              $27,345             $22,880             $17,657
   2/28/2006              $27,390             $22,942             $17,623
   3/31/2006              $27,661             $23,227             $17,938
   4/30/2006              $27,538             $23,539             $17,911

ENDNOTES

THE FUND IS NONDIVERSIFIED, WHICH MEANS IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND. THE FUND MAY INVEST A SUBSTANTIAL PORTION OF ITS ASSETS IN SECURITIES LINKED TO THE STATE OF CALIFORNIA, WHICH INVOLVES INCREASED VOLATILITY ASSOCIATED WITH ECONOMIC OR REGULATORY DEVELOPMENTS IN THE STATE. SMALLER, NEWER OR UNSEASONED COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND ALSO INVESTS IN TECHNOLOGY STOCKS, WHICH CAN BE HIGHLY VOLATILE AND INVOLVE SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the ion through the latest calendar

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 8/2/04, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/2/04, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/1/04, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/2/04 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +27.80% and +15.11%.

6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.


22 | Annual Report

Your Fund's Expenses

FRANKLIN FLEX CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------------
                                                   BEGINNING ACCOUNT    ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                              VALUE 11/1/05       VALUE 4/30/06     PERIOD* 11/1/05-4/30/06
---------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000             $1,119.50                $4.89
---------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,0000            $1,040.70                $4.66
---------------------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000             $1,115.30                $8.81
---------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000             $1,033.20                $8.40
---------------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000             $1,115.40                $8.81
---------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000             $1,033.20                $8.40
---------------------------------------------------------------------------------------------------------------------
CLASS R
---------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000             $1,117.90                $6.20
---------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000             $1,038.20                $5.91
---------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000             $1,120.70                $3.58
---------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000             $1,043.20                $3.41
---------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.93%; B:
1.68%; C: 1.68%; R: 1.18%; and Advisor: 0.68%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


24 | Annual Report

Franklin Small Cap Growth Fund II

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Growth Fund II seeks long-term capital growth by investing at least 80% of its net assets in equity securities of small-capitalization companies with market capitalizations not exceeding that of the highest market capitalization in the Russell 2000(R) Index or $1.5 billion, whichever is greater, at the time of purchase. 1

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

This annual report for Franklin Small Cap Growth Fund II covers the fiscal year ended April 30, 2006.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Small Cap Growth Fund II - Class A posted a +30.76% cumulative total return. The Fund underperformed its narrow benchmark, the Russell 2000 Growth Index, which returned +36.13%, but outperformed its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +15.41% for the same period. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 28.

1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

2. Source: Standard & Poor's Micropal. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 69.


                                                              Annual Report | 25

PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund II
Based on Total Net Assets as of 4/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Electronic Technology*                                  23.0%
Health Technology*                                      11.4%
Technology Services*                                     9.5%
Finance                                                  9.2%
Consumer Services                                        7.3%
Producer Manufacturing                                   5.1%
Industrial Services                                      5.0%
Health Services                                          5.0%
Transportation                                           4.8%
Process Industries                                       3.5%
Energy Minerals                                          3.4%
Retail Trade                                             3.1%
Commercial Services                                      2.8%
Real Estate Investment Trusts                            2.1%
Other                                                    4.3%
Short-Term Investments & Other Net Assets                0.5%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

INVESTMENT STRATEGY

We are research driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, strong management, and industry leadership are all factors we believe may contribute to strong growth potential.

MANAGER'S DISCUSSION

During the 12 months under review, our overweighted position and stock selection in the industrial services sector, especially among companies in the oilfield services and equipment industry, benefited the Fund's performance relative to the Russell 2000 Growth Index. Stock selection in the finance sector also helped relative performance, with some holdings in the regional banks and real estate industries performing especially well. An overweighted position and stock selection in the transportation sector boosted the Fund's return relative to the index. In particular, our holdings in the air freight and couriers and trucking industries outperformed the index during the period.

Detractors from performance included stock selection in the health technology sector, particularly among biotechnology and generic pharmaceuticals companies. An overweighted position and stock selection in the underperforming process industries sector hindered performance relative to the Russell 2000 Growth Index, as the Fund's sector holdings underperformed those of the index. Stock selection in the retail trade sector also hurt relative results. In particular, Fund holdings Cost Plus and Tuesday Morning each declined in value during the period.


26 | Annual Report

Thank you for your continued participation in Franklin Small Cap Growth Fund II. We look forward to serving your future investment needs.


                                /s/ Michael P. McCarthy
  [PHOTO OMITTED]
                                Michael P. McCarthy, CFA
                                Portfolio Manager
                                Franklin Small Cap Growth Fund II

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Small Cap Growth Fund II
4/30/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Varian Semiconductor Equipment
Associates Inc.                                                             1.9%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Helix Energy Solutions Group Inc.                                           1.7%
 INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
Superior Energy Services Inc.                                               1.5%
 INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
Flowserve Corp.                                                             1.5%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Trimble Navigation Ltd.                                                     1.4%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Penn National Gaming Inc.                                                   1.4%
 CONSUMER SERVICES
--------------------------------------------------------------------------------
Forward Air Corp.                                                           1.4%
 TRANSPORTATION
--------------------------------------------------------------------------------
Denbury Resources Inc.                                                      1.3%
 ENERGY MINERALS
--------------------------------------------------------------------------------
Microsemi Corp.                                                             1.3%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
ViaSat Inc.                                                                 1.3%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------


                                                              Annual Report | 27

Performance Summary as of 4/30/06

FRANKLIN SMALL CAP GROWTH FUND II

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION
--------------------------------------------------------------------------------
 CLASS A (SYMBOL: FSGRX)                     CHANGE        4/30/06     4/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                       +$3.27         $13.90      $10.63
--------------------------------------------------------------------------------
 CLASS B (SYMBOL: FBSGX)                     CHANGE        4/30/06     4/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                       +$3.06         $13.32      $10.26
--------------------------------------------------------------------------------
 CLASS C (SYMBOL: FCSGX)                     CHANGE        4/30/06     4/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                       +$3.06         $13.33      $10.27
--------------------------------------------------------------------------------
 CLASS R (SYMBOL: FSSRX)                     CHANGE        4/30/06     4/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                       +$3.21         $13.75      $10.54
--------------------------------------------------------------------------------
 ADVISOR CLASS (SYMBOL: FSSAX)               CHANGE        4/30/06     4/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                       +$3.36         $14.15      $10.79
--------------------------------------------------------------------------------


28 | Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY; ADVISOR CLASS: NO SALES CHARGES. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------------------------
CLASS A                                                1-YEAR             5-YEAR         INCEPTION (5/1/00)
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                             +30.76%            +35.35%              +39.00
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                         +23.23%             +4.98%               +4.61
-------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                         $12,323            $12,752             $13,101
-------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06)(4)                    +15.96%             +7.74%               +4.74
-------------------------------------------------------------------------------------------------------------------
CLASS B                                                1-YEAR             5-YEAR         INCEPTION (5/1/00)
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                             +29.82%            +30.59%              +33.20
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                         +25.82%             +5.16%               +4.76
-------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                         $12,582            $12,859             $13,220
-------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06)(4)                    +18.08%             +7.94%               +4.91
-------------------------------------------------------------------------------------------------------------------
CLASS C                                                1-YEAR             5-YEAR         INCEPTION (5/1/00)
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                             +29.80%            +30.56%              +33.30
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                         +28.80%             +5.48%               +4.91
-------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                         $12,880            $13,056             $13,330
-------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06)(4)                    +20.97%             +8.21%               +5.05
-------------------------------------------------------------------------------------------------------------------
CLASS R                                                1-YEAR             3-YEAR         INCEPTION (1/1/02)
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                             +30.46%            +84.56%              +39.17
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                         +29.46%            +22.66%               +7.95
-------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                         $12,946            $18,456             $13,917
-------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06)(4)                    +21.67%            +26.61%               +8.20
-------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS                                          1-YEAR             5-YEAR         INCEPTION (5/1/00)
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                             +31.14%            +37.25%              +41.50
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                         +31.14%             +6.54%               +5.96
-------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                         $13,114            $13,725             $14,150
-------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06)(4)                    +23.26%             +9.31%               +6.11
-------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 29

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
 CLASS A                             4/30/06
--------------------------------------------
 1-Year                              +23.23%
--------------------------------------------
 5-Year                               +4.98%
--------------------------------------------
 Since Inception (5/1/00)             +4.61%
--------------------------------------------

CLASS A (5/1/00-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        FRANKLIN SMALL                           RUSSELL 2000
       DATE           CAP GROWTH FUND II          S&P 500 5     GROWTH INDEX 5
--------------------------------------------------------------------------------
      5/1/2000                $9,425               $10,000          $10,000
     5/31/2000                $8,982                $9,795           $9,124
     6/30/2000               $11,178               $10,037          $10,303
     7/31/2000               $10,688                $9,880           $9,420
     8/31/2000               $12,319               $10,493          $10,411
     9/30/2000               $11,744                $9,940           $9,894
    10/31/2000               $11,008                $9,897           $9,091
    11/30/2000                $9,048                $9,118           $7,440
    12/31/2000                $9,623                $9,162           $7,895
     1/31/2001               $10,707                $9,487           $8,534
     2/28/2001                $9,161                $8,623           $7,365
     3/31/2001                $8,539                $8,077           $6,695
     4/30/2001                $9,680                $8,704           $7,515
     5/31/2001                $9,623                $8,762           $7,689
     6/30/2001                $9,906                $8,549           $7,898
     7/31/2001                $9,444                $8,465           $7,225
     8/31/2001                $8,954                $7,936           $6,773
     9/30/2001                $7,333                $7,295           $5,680
    10/31/2001                $8,096                $7,434           $6,227
    11/30/2001                $8,822                $8,004           $6,747
    12/31/2001                $9,303                $8,074           $7,167
     1/31/2002                $9,161                $7,957           $6,912
     2/28/2002                $8,775                $7,803           $6,464
     3/31/2002                $9,510                $8,097           $7,026
     4/30/2002                $9,227                $7,606           $6,874
     5/31/2002                $8,803                $7,550           $6,472
     6/30/2002                $8,096                $7,012           $5,923
     7/31/2002                $6,814                $6,466           $5,013
     8/31/2002                $6,795                $6,508           $5,011
     9/30/2002                $6,013                $5,802           $4,649
    10/31/2002                $6,579                $6,312           $4,884
    11/30/2002                $7,220                $6,683           $5,368
    12/31/2002                $6,767                $6,290           $4,998
     1/31/2003                $6,692                $6,126           $4,862
     2/28/2003                $6,550                $6,034           $4,733
     3/31/2003                $6,428                $6,092           $4,804
     4/30/2003                $7,031                $6,594           $5,259
     5/31/2003                $7,729                $6,941           $5,851
     6/30/2003                $7,851                $7,030           $5,964
     7/31/2003                $8,238                $7,154           $6,415
     8/31/2003                $9,048                $7,293           $6,760
     9/30/2003                $8,577                $7,216           $6,589
    10/31/2003                $9,595                $7,624           $7,158
    11/30/2003                $9,953                $7,691           $7,391
    12/31/2003               $10,047                $8,094           $7,424
     1/31/2004               $10,415                $8,242           $7,814
     2/29/2004               $10,358                $8,357           $7,802
     3/31/2004               $10,320                $8,231           $7,839
     4/30/2004                $9,943                $8,102           $7,445
     5/31/2004               $10,236                $8,213           $7,593
     6/30/2004               $10,622                $8,372           $7,846
     7/31/2004                $9,774                $8,095           $7,142
     8/31/2004                $9,548                $8,128           $6,988
     9/30/2004               $10,057                $8,216           $7,374
    10/31/2004               $10,207                $8,341           $7,553
    11/30/2004               $10,782                $8,679           $8,192
    12/31/2004               $11,159                $8,974           $8,486
     1/31/2005               $10,707                $8,755           $8,104
     2/28/2005               $10,999                $8,939           $8,215
     3/31/2005               $10,688                $8,781           $7,907
     4/30/2005               $10,019                $8,615           $7,404
     5/31/2005               $10,669                $8,889           $7,926
     6/30/2005               $11,018                $8,901           $8,182
     7/31/2005               $11,640                $9,232           $8,754
     8/31/2005               $11,404                $9,148           $8,631
     9/30/2005               $11,508                $9,222           $8,699
    10/31/2005               $10,971                $9,068           $8,378
    11/30/2005               $11,762                $9,411           $8,852
    12/31/2005               $11,659                $9,414           $8,839
     1/31/2006               $12,592                $9,664           $9,691
     2/28/2006               $12,743                $9,690           $9,640
     3/31/2006               $13,148                $9,810          $10,108
     4/30/2006               $13,101                $9,942          $10,079

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
 CLASS B                             4/30/06
--------------------------------------------
 1-Year                              +25.82%
--------------------------------------------
 5-Year                               +5.16%
--------------------------------------------
 Since Inception (5/1/00)             +4.76%
--------------------------------------------

CLASS B (5/1/00-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       FRANKLIN SMALL                           RUSSELL 2000
      DATE          CAP GROWTH FUND II          S&P 500 5      GROWTH INDEX 5
--------------------------------------------------------------------------------
    5/1/2000              $10,000                $10,000           $10,000
   5/31/2000               $9,530                 $9,795            $9,124
   6/30/2000              $11,850                $10,037           $10,303
   7/31/2000              $11,330                 $9,880            $9,420
   8/31/2000              $13,040                $10,493           $10,411
   9/30/2000              $12,430                 $9,940            $9,894
  10/31/2000              $11,640                 $9,897            $9,091
  11/30/2000               $9,570                 $9,118            $7,440
  12/31/2000              $10,170                 $9,162            $7,895
   1/31/2001              $11,300                 $9,487            $8,534
   2/28/2001               $9,670                 $8,623            $7,365
   3/31/2001               $9,010                 $8,077            $6,695
   4/30/2001              $10,200                 $8,704            $7,515
   5/31/2001              $10,140                 $8,762            $7,689
   6/30/2001              $10,430                 $8,549            $7,898
   7/31/2001               $9,940                 $8,465            $7,225
   8/31/2001               $9,420                 $7,936            $6,773
   9/30/2001               $7,710                 $7,295            $5,680
  10/31/2001               $8,510                 $7,434            $6,227
  11/30/2001               $9,270                 $8,004            $6,747
  12/31/2001               $9,760                 $8,074            $7,167
   1/31/2002               $9,610                 $7,957            $6,912
   2/28/2002               $9,200                 $7,803            $6,464
   3/31/2002               $9,970                 $8,097            $7,026
   4/30/2002               $9,660                 $7,606            $6,874
   5/31/2002               $9,220                 $7,550            $6,472
   6/30/2002               $8,470                 $7,012            $5,923
   7/31/2002               $7,130                 $6,466            $5,013
   8/31/2002               $7,100                 $6,508            $5,011
   9/30/2002               $6,280                 $5,802            $4,649
  10/31/2002               $6,870                 $6,312            $4,884
  11/30/2002               $7,540                 $6,683            $5,368
  12/31/2002               $7,060                 $6,290            $4,998
   1/31/2003               $6,980                 $6,126            $4,862
   2/28/2003               $6,830                 $6,034            $4,733
   3/31/2003               $6,690                 $6,092            $4,804
   4/30/2003               $7,330                 $6,594            $5,259
   5/31/2003               $8,040                 $6,941            $5,851
   6/30/2003               $8,160                 $7,030            $5,964
   7/31/2003               $8,560                 $7,154            $6,415
   8/31/2003               $9,400                 $7,293            $6,760
   9/30/2003               $8,900                 $7,216            $6,589
  10/31/2003               $9,950                 $7,624            $7,158
  11/30/2003              $10,320                 $7,691            $7,391
  12/31/2003              $10,410                 $8,094            $7,424
   1/31/2004              $10,780                 $8,242            $7,814
   2/29/2004              $10,710                 $8,357            $7,802
   3/31/2004              $10,670                 $8,231            $7,839
   4/30/2004              $10,270                 $8,102            $7,445
   5/31/2004              $10,560                 $8,213            $7,593
   6/30/2004              $10,960                 $8,372            $7,846
   7/31/2004              $10,070                 $8,095            $7,142
   8/31/2004               $9,840                 $8,128            $6,988
   9/30/2004              $10,350                 $8,216            $7,374
  10/31/2004              $10,500                 $8,341            $7,553
  11/30/2004              $11,090                 $8,679            $8,192
  12/31/2004              $11,470                 $8,974            $8,486
   1/31/2005              $10,990                 $8,755            $8,104
   2/28/2005              $11,290                 $8,939            $8,215
   3/31/2005              $10,960                 $8,781            $7,907
   4/30/2005              $10,260                 $8,615            $7,404
   5/31/2005              $10,930                 $8,889            $7,926
   6/30/2005              $11,280                 $8,901            $8,182
   7/31/2005              $11,910                 $9,232            $8,754
   8/31/2005              $11,660                 $9,148            $8,631
   9/30/2005              $11,750                 $9,222            $8,699
  10/31/2005              $11,200                 $9,068            $8,378
  11/30/2005              $12,000                 $9,411            $8,852
  12/31/2005              $11,890                 $9,414            $8,839
   1/31/2006              $12,830                 $9,664            $9,691
   2/28/2006              $12,980                 $9,690            $9,640
   3/31/2006              $13,380                 $9,810           $10,108
   4/30/2006              $13,220                 $9,942           $10,079


30 | Annual Report

CLASS C (5/1/00-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       FRANKLIN SMALL                           RUSSELL 2000
      DATE          CAP GROWTH FUND II          S&P 500 5      GROWTH INDEX 5
--------------------------------------------------------------------------------
     5/1/2000              $10,000               $10,000            $10,000
    5/31/2000               $9,530                $9,795             $9,124
    6/30/2000              $11,840               $10,037            $10,303
    7/31/2000              $11,330                $9,880             $9,420
    8/31/2000              $13,040               $10,493            $10,411
    9/30/2000              $12,430                $9,940             $9,894
   10/31/2000              $11,650                $9,897             $9,091
   11/30/2000               $9,570                $9,118             $7,440
   12/31/2000              $10,180                $9,162             $7,895
    1/31/2001              $11,310                $9,487             $8,534
    2/28/2001               $9,680                $8,623             $7,365
    3/31/2001               $9,020                $8,077             $6,695
    4/30/2001              $10,210                $8,704             $7,515
    5/31/2001              $10,150                $8,762             $7,689
    6/30/2001              $10,440                $8,549             $7,898
    7/31/2001               $9,950                $8,465             $7,225
    8/31/2001               $9,420                $7,936             $6,773
    9/30/2001               $7,720                $7,295             $5,680
   10/31/2001               $8,520                $7,434             $6,227
   11/30/2001               $9,270                $8,004             $6,747
   12/31/2001               $9,770                $8,074             $7,167
    1/31/2002               $9,620                $7,957             $6,912
    2/28/2002               $9,210                $7,803             $6,464
    3/31/2002               $9,970                $8,097             $7,026
    4/30/2002               $9,670                $7,606             $6,874
    5/31/2002               $9,230                $7,550             $6,472
    6/30/2002               $8,470                $7,012             $5,923
    7/31/2002               $7,130                $6,466             $5,013
    8/31/2002               $7,110                $6,508             $5,011
    9/30/2002               $6,280                $5,802             $4,649
   10/31/2002               $6,870                $6,312             $4,884
   11/30/2002               $7,550                $6,683             $5,368
   12/31/2002               $7,070                $6,290             $4,998
    1/31/2003               $6,990                $6,126             $4,862
    2/28/2003               $6,830                $6,034             $4,733
    3/31/2003               $6,700                $6,092             $4,804
    4/30/2003               $7,330                $6,594             $5,259
    5/31/2003               $8,050                $6,941             $5,851
    6/30/2003               $8,170                $7,030             $5,964
    7/31/2003               $8,570                $7,154             $6,415
    8/31/2003               $9,400                $7,293             $6,760
    9/30/2003               $8,910                $7,216             $6,589
   10/31/2003               $9,960                $7,624             $7,158
   11/30/2003              $10,330                $7,691             $7,391
   12/31/2003              $10,410                $8,094             $7,424
    1/31/2004              $10,780                $8,242             $7,814
    2/29/2004              $10,720                $8,357             $7,802
    3/31/2004              $10,670                $8,231             $7,839
    4/30/2004              $10,270                $8,102             $7,445
    5/31/2004              $10,570                $8,213             $7,593
    6/30/2004              $10,960                $8,372             $7,846
    7/31/2004              $10,080                $8,095             $7,142
    8/31/2004               $9,840                $8,128             $6,988
    9/30/2004              $10,360                $8,216             $7,374
   10/31/2004              $10,500                $8,341             $7,553
   11/30/2004              $11,090                $8,679             $8,192
   12/31/2004              $11,480                $8,974             $8,486
    1/31/2005              $11,000                $8,755             $8,104
    2/28/2005              $11,290                $8,939             $8,215
    3/31/2005              $10,970                $8,781             $7,907
    4/30/2005              $10,270                $8,615             $7,404
    5/31/2005              $10,930                $8,889             $7,926
    6/30/2005              $11,280                $8,901             $8,182
    7/31/2005              $11,920                $9,232             $8,754
    8/31/2005              $11,660                $9,148             $8,631
    9/30/2005              $11,760                $9,222             $8,699
   10/31/2005              $11,210                $9,068             $8,378
   11/30/2005              $12,010                $9,411             $8,852
   12/31/2005              $11,900                $9,414             $8,839
    1/31/2006              $12,840                $9,664             $9,691
    2/28/2006              $12,990                $9,690             $9,640
    3/31/2006              $13,380                $9,810            $10,108
    4/30/2006              $13,330                $9,942            $10,079

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
 CLASS C                           4/30/06
------------------------------------------
 1-Year                            +28.80%
------------------------------------------
 5-Year                             +5.48%
------------------------------------------
 Since Inception (5/1/00)           +4.91%
------------------------------------------

CLASS R (1/1/02-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       FRANKLIN SMALL                          RUSSELL 2000
      DATE          CAP GROWTH FUND II       S&P 500 5        GROWTH INDEX 5
--------------------------------------------------------------------------------
     1/1/2002            $10,000              $10,000             $10,000
    1/31/2002             $9,838               $9,854              $9,644
    2/28/2002             $9,423               $9,664              $9,020
    3/31/2002            $10,213              $10,028              $9,804
    4/30/2002             $9,909               $9,420              $9,592
    5/31/2002             $9,463               $9,351              $9,031
    6/30/2002             $8,694               $8,685              $8,265
    7/31/2002             $7,318               $8,008              $6,995
    8/31/2002             $7,288               $8,061              $6,992
    9/30/2002             $6,447               $7,185              $6,487
   10/31/2002             $7,045               $7,817              $6,815
   11/30/2002             $7,743               $8,277              $7,490
   12/31/2002             $7,257               $7,791              $6,974
    1/31/2003             $7,176               $7,587              $6,784
    2/28/2003             $7,014               $7,473              $6,603
    3/31/2003             $6,883               $7,545              $6,703
    4/30/2003             $7,540               $8,167              $7,338
    5/31/2003             $8,280               $8,596              $8,165
    6/30/2003             $8,400               $8,706              $8,322
    7/31/2003             $8,816               $8,860              $8,951
    8/31/2003             $9,686               $9,032              $9,432
    9/30/2003             $9,180               $8,937              $9,193
   10/31/2003            $10,263               $9,442              $9,987
   11/30/2003            $10,647               $9,525             $10,313
   12/31/2003            $10,739              $10,024             $10,359
    1/31/2004            $11,124              $10,208             $10,903
    2/29/2004            $11,063              $10,350             $10,886
    3/31/2004            $11,022              $10,194             $10,937
    4/30/2004            $10,617              $10,034             $10,388
    5/31/2004            $10,921              $10,171             $10,595
    6/30/2004            $11,335              $10,369             $10,948
    7/31/2004            $10,425              $10,026              $9,965
    8/31/2004            $10,193              $10,066              $9,750
    9/30/2004            $10,729              $10,175             $10,289
   10/31/2004            $10,881              $10,331             $10,539
   11/30/2004            $11,498              $10,749             $11,430
   12/31/2004            $11,903              $11,114             $11,841
    1/31/2005            $11,406              $10,843             $11,308
    2/28/2005            $11,720              $11,071             $11,463
    3/31/2005            $11,386              $10,876             $11,033
    4/30/2005            $10,668              $10,669             $10,331
    5/31/2005            $11,356              $11,009             $11,059
    6/30/2005            $11,731              $11,024             $11,417
    7/31/2005            $12,388              $11,434             $12,215
    8/31/2005            $12,136              $11,330             $12,043
    9/30/2005            $12,237              $11,422             $12,138
   10/31/2005            $11,670              $11,231             $11,690
   11/30/2005            $12,510              $11,655             $12,351
   12/31/2005            $12,398              $11,660             $12,333
    1/31/2006            $13,390              $11,968             $13,523
    2/28/2006            $13,542              $12,001             $13,450
    3/31/2006            $13,968              $12,150             $14,104
    4/30/2006            $13,917              $12,313             $14,063

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
 CLASS R                              4/30/06
---------------------------------------------
 1-Year                               +29.46%
---------------------------------------------
 3-Year                               +22.66%
---------------------------------------------
 Since Inception (1/1/02)              +7.95%
---------------------------------------------


                                                              Annual Report | 31

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
 ADVISOR CLASS                    4/30/06
-----------------------------------------
 1-Year                           +31.14%
-----------------------------------------
 5-Year                            +6.54%
-----------------------------------------
 Since Inception (5/1/00)          +5.96%
-----------------------------------------

ADVISOR CLASS (5/1/00-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN SMALL                          RUSSELL 2000
    DATE          CAP GROWTH FUND II          S&P 500 5     GROWTH INDEX 5
--------------------------------------------------------------------------------
   5/1/2000             $10,000                $10,000         $10,000
  5/31/2000              $9,530                 $9,795          $9,124
  6/30/2000             $11,870                $10,037         $10,303
  7/31/2000             $11,350                 $9,880          $9,420
  8/31/2000             $13,080                $10,493         $10,411
  9/30/2000             $12,490                 $9,940          $9,894
 10/31/2000             $11,710                 $9,897          $9,091
 11/30/2000              $9,630                 $9,118          $7,440
 12/31/2000             $10,240                 $9,162          $7,895
  1/31/2001             $11,390                 $9,487          $8,534
  2/28/2001              $9,760                 $8,623          $7,365
  3/31/2001              $9,100                 $8,077          $6,695
  4/30/2001             $10,310                 $8,704          $7,515
  5/31/2001             $10,250                 $8,762          $7,689
  6/30/2001             $10,560                 $8,549          $7,898
  7/31/2001             $10,070                 $8,465          $7,225
  8/31/2001              $9,550                 $7,936          $6,773
  9/30/2001              $7,830                 $7,295          $5,680
 10/31/2001              $8,640                 $7,434          $6,227
 11/30/2001              $9,420                 $8,004          $6,747
 12/31/2001              $9,930                 $8,074          $7,167
  1/31/2002              $9,780                 $7,957          $6,912
  2/28/2002              $9,370                 $7,803          $6,464
  3/31/2002             $10,160                 $8,097          $7,026
  4/30/2002              $9,860                 $7,606          $6,874
  5/31/2002              $9,420                 $7,550          $6,472
  6/30/2002              $8,660                 $7,012          $5,923
  7/31/2002              $7,290                 $6,466          $5,013
  8/31/2002              $7,270                 $6,508          $5,011
  9/30/2002              $6,430                 $5,802          $4,649
 10/31/2002              $7,040                 $6,312          $4,884
 11/30/2002              $7,740                 $6,683          $5,368
 12/31/2002              $7,250                 $6,290          $4,998
  1/31/2003              $7,180                 $6,126          $4,862
  2/28/2003              $7,030                 $6,034          $4,733
  3/31/2003              $6,890                 $6,092          $4,804
  4/30/2003              $7,550                 $6,594          $5,259
  5/31/2003              $8,300                 $6,941          $5,851
  6/30/2003              $8,430                 $7,030          $5,964
  7/31/2003              $8,850                 $7,154          $6,415
  8/31/2003              $9,720                 $7,293          $6,760
  9/30/2003              $9,220                 $7,216          $6,589
 10/31/2003             $10,310                 $7,624          $7,158
 11/30/2003             $10,700                 $7,691          $7,391
 12/31/2003             $10,800                 $8,094          $7,424
  1/31/2004             $11,190                 $8,242          $7,814
  2/29/2004             $11,140                 $8,357          $7,802
  3/31/2004             $11,100                 $8,231          $7,839
  4/30/2004             $10,690                 $8,102          $7,445
  5/31/2004             $11,010                 $8,213          $7,593
  6/30/2004             $11,430                 $8,372          $7,846
  7/31/2004             $10,510                 $8,095          $7,142
  8/31/2004             $10,280                 $8,128          $6,988
  9/30/2004             $10,820                 $8,216          $7,374
 10/31/2004             $10,980                 $8,341          $7,553
 11/30/2004             $11,610                 $8,679          $8,192
 12/31/2004             $12,020                 $8,974          $8,486
  1/31/2005             $11,530                 $8,755          $8,104
  2/28/2005             $11,850                 $8,939          $8,215
  3/31/2005             $11,520                 $8,781          $7,907
  4/30/2005             $10,790                 $8,615          $7,404
  5/31/2005             $11,500                 $8,889          $7,926
  6/30/2005             $11,880                 $8,901          $8,182
  7/31/2005             $12,550                 $9,232          $8,754
  8/31/2005             $12,300                 $9,148          $8,631
  9/30/2005             $12,410                 $9,222          $8,699
 10/31/2005             $11,840                 $9,068          $8,378
 11/30/2005             $12,690                 $9,411          $8,852
 12/31/2005             $12,590                 $9,414          $8,839
  1/31/2006             $13,600                 $9,664          $9,691
  2/28/2006             $13,760                 $9,690          $9,640
  3/31/2006             $14,200                 $9,810         $10,108
  4/30/2006             $14,150                 $9,942         $10,079

ENDNOTES

SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS AND THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND IS INTENDED FOR LONG-TERM INVESTORS WHO ARE COMFORTABLE WITH SHORT-TERM FLUCTUATIONS IN SHARE PRICE. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.


32 | Annual Report

Your Fund's Expenses

FRANKLIN SMALL CAP GROWTH FUND II

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 33

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING ACCOUNT         ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                            VALUE 11/1/05            VALUE 4/30/06       PERIOD* 11/1/05-4/30/06
-------------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000                 $1,194.20                  $ 6.31
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000                 $1,019.04                  $ 5.81
-------------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000                 $1,189.30                  $10.42
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000                 $1,015.27                  $ 9.59
-------------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000                 $1,189.10                  $10.42
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000                 $1,015.27                  $ 9.59
-------------------------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000                 $1,192.50                  $ 7.72
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000                 $1,017.75                  $ 7.10
-------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000                 $1,195.10                  $ 5.01
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000                 $1,020.23                  $ 4.91
-------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 1.16%; B:
1.92%; C: 1.92%; R: 1.42%; and Advisor: 0.92%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


34 | Annual Report

Franklin Small-Mid Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small-Mid Cap Growth Fund seeks long-term capital growth by investing at least 80% of its net assets in equity securities of small and midsize companies. The Fund defines small-cap companies as those having market values less than $1.5 billion or the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase.1 Mid-cap companies are those with market cap values not exceeding $8.5 billion.

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Small-Mid Cap Growth Fund's annual report covering the fiscal year ended April 30, 2006.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Small-Mid Cap Growth Fund -Class A posted a +29.21% cumulative total return. The Fund outperformed its benchmarks, the Russell Midcap(R) Growth Index and the Standard & Poor's 500 Index (S&P
500), which posted +28.27% and +15.41% total returns for the same period. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 40.

1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index. 2. Source: Standard & Poor's Micropal. The Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 79.


                                                              Annual Report | 35

PORTFOLIO BREAKDOWN
Franklin Small-Mid Cap Growth Fund
Based on Total Net Assets as of 4/30/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Electronic Technology*                      21.3%
Health Technology*                          12.1%
Finance                                      9.8%
Technology Services*                         8.5%
Health Services                              7.1%
Producer Manufacturing                       6.3%
Retail Trade                                 5.0%
Energy Minerals                              4.6%
Consumer Durables                            3.8%
Transportation                               3.8%
Consumer Services                            3.2%
Industrial Services                          2.8%
Commercial Services                          2.5%
Communications                               2.1%
Process Industries                           2.1%
Other                                        1.1%
Short-Term Investments & Other Net Assets    3.9%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

INVESTMENT STRATEGY

We are research driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors focusing primarily on individual securities, we search for companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, strong management, and industry leadership are all factors we believe may contribute to strong growth potential.

MANAGER'S DISCUSSION

As bottom-up investment managers, we tend to focus at the individual stock level in terms of selecting securities and evaluating the results of our decisions. On an individual security basis, stocks that contributed to Fund performance for the fiscal year under review included industrial equipment manufacturer Terex and digital wireless communications company NII Holdings, which focuses primarily on Latin American markets. Several financial services holdings performed well during the period, including our positions in brokerage companies E*TRADE Financial, TD Ameritrade Holding and Chicago Mercantile Exchange Holdings. The Fund's positions in Expeditors International of Washington, a freight forwarding and logistics company, and Advanced Neuromodulation Systems, a medical specialty firm focused on the treatment of nervous system disorders and chronic pain, were also among top contributors.

During the past year, the energy sector experienced large gains stemming from continued growth in demand from emerging and developed economies, geopolitical factors and supply shocks related to the Gulf Coast hurricanes. Largely as a result, a number of our energy-related holdings contributed to Fund performance during the period. Notable contributors included coal producer Peabody Energy, oil and gas company Chesapeake Energy, and National Oilwell Varco, an industrial services company specializing in oilfield services and equipment.


36 | Annual Report

On a sector basis, our stock selection in the consumer non-durables sector was the most significant contributor to performance relative to the Russell Midcap Growth Index for the period under review. Most notably, our apparel and footwear holdings, where luxury goods designer and manufacturer Polo Ralph Lauren was a key contributor, boosted relative performance. The Fund's limited exposure to the household and personal products industry also positively affected relative performance as this industry lagged the index during the fiscal year.

Stock selection and an overweighted position in the electronic technology sector aided the Fund's relative performance. The Fund's best performer in this sector was Tektronix, a company that specializes in test, measurement and monitoring equipment for clients in a variety of industries ranging from communications and technology to auto parts and consumer electronics. Semiconductor manufacturer Intersil was a significant contributor, as were two companies that provide products used in the semiconductor manufacturing process, Lam Research and FormFactor. Growth for many of these specialized technology companies can be attributed largely to rapid technological advances in the consumer electronics marketplace and the subsequent quick adoption of new technology by consumers. In addition, with significant cash on their balance sheets, many corporations continued to invest in specialized technologies aimed at enhancing productivity. During the Fund's fiscal year, we increased our exposure to the electronic technology sector.

Our stock selection and underweighted position in the consumer services sector also helped relative performance during the period. The Fund's holdings in hotel operators Hilton Hotels and Orient Express Hotels performed strongly, as did our position in digital animation production company Pixar, which announced in January its acquisition by The Walt Disney Company in a deal expected to be completed by summer 2006. The Fund's relative performance also benefited from avoiding many of the sector's weaker performing stocks.

Despite the Fund's solid results for the period, there were several detractors from performance. Financial services companies Montpelier Re Holdings and Doral Financial, as well as hospital operators Lifepoint Hospitals and Community Health Systems, were among the Fund's biggest detractors for the period. Our holdings in auto parts manufacturer Gentex and discount retailer Dollar General also provided disappointing results. Although our electronic technology holdings outperformed the overall index during the fiscal year, the Fund's relative performance was somewhat restrained by our not owning some of the sectors strongest performers, such as NVIDIA and SanDisk.

TOP 10 HOLDINGS
Franklin Small-Mid Cap Growth Fund
4/30/06

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Tektronix Inc.                                                             2.0%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Cognizant Technology Solutions Corp., A                                    2.0%
 TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Expeditors International of
Washington Inc.                                                            1.9%
 TRANSPORTATION
--------------------------------------------------------------------------------
Rockwell Collins Inc.                                                      1.7%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
NII Holdings Inc.                                                          1.6%
 COMMUNICATIONS
--------------------------------------------------------------------------------
Harris Corp.                                                               1.6%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
E*TRADE Financial Corp.                                                    1.6%
 FINANCE
--------------------------------------------------------------------------------
Intersil Corp., A                                                          1.6%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Fisher Scientific International Inc.                                       1.6%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Microchip Technology Inc.                                                  1.5%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------


                                                              Annual Report | 37

From a sector perspective, the Fund's lack of exposure to the strongly performing non-energy minerals sector hindered relative performance. Steel and other metals-related securities performed extremely well during the period as commodities prices rose due to increased demand from rapidly growing developing countries.

Our overweighted process industries sector position also hampered the Fund's relative results for the year. Our holdings in agricultural commodities company Bunge and specialty chemical producer Lyondell Chemical detracted from returns as these stocks lagged the index. We significantly reduced our process industries exposure during the fiscal year in light of increased volatility of some raw materials costs for companies in this sector, but we remained overweighted relative to the Russell Midcap Growth Index at period-end.

The Fund's relative performance was also negatively affected by stock selection in the technology services sector. Detractors included business software firm Mercury Interactive and Internet software and services company VeriSign. Although Cognizant Technology Solutions was a key contributor to performance for the year, our lack of exposure to some other strong performers within the technology services sector hindered the Fund's relative performance for the period.

We continue to follow our investment strategy, focusing on companies that exhibit what we consider to be clear growth drivers. We invest in those companies we believe provide the best trade-off between growth opportunity, and business and valuation risk.


38 | Annual Report

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.


                                /s/ Edward B. Jamieson
[PHOTO OMITTED]
                                Edward B. Jamieson
                                Portfolio Manager
                                Franklin Small-Mid Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 39

Performance Summary as of 4/30/06

FRANKLIN SMALL-MID CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------
 CLASS A (SYMBOL: FRSGX)                           CHANGE        4/30/06         4/30/05
-----------------------------------------------------------------------------------------
 Net Asset Value (NAV)                             +$9.11         $40.42          $31.31
-----------------------------------------------------------------------------------------
 DISTRIBUTIONS (5/1/05-4/30/06)
-----------------------------------------------------------------------------------------
 Dividend Income                    $0.0428
-----------------------------------------------------------------------------------------
 CLASS B (SYMBOL: FBSMX)                           CHANGE        4/30/06         4/30/05
-----------------------------------------------------------------------------------------
 Net Asset Value (NAV)                             +$8.66         $39.31          $30.65
-----------------------------------------------------------------------------------------
 CLASS C (SYMBOL: FRSIX)                           CHANGE        4/30/06         4/30/05
-----------------------------------------------------------------------------------------
 Net Asset Value (NAV)                             +$8.43         $38.25          $29.82
-----------------------------------------------------------------------------------------
 CLASS R (SYMBOL: FSMRX)                           CHANGE        4/30/06         4/30/05
-----------------------------------------------------------------------------------------
 Net Asset Value (NAV)                             +$8.94         $39.98          $31.04
-----------------------------------------------------------------------------------------
 DISTRIBUTIONS (5/1/05-4/30/06)
-----------------------------------------------------------------------------------------
 Dividend Income                    $0.0232
-----------------------------------------------------------------------------------------
 ADVISOR CLASS (SYMBOL: FSGAX)                     CHANGE        4/30/06         4/30/05
-----------------------------------------------------------------------------------------
 Net Asset Value (NAV)                             +$9.22         $40.93          $31.71
-----------------------------------------------------------------------------------------
 DISTRIBUTIONS (5/1/05-4/30/06)
-----------------------------------------------------------------------------------------
 Dividend Income                    $0.1410
-----------------------------------------------------------------------------------------


40 | Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY; ADVISOR CLASS: NO SALES CHARGES. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------------------
CLASS A                                                1-YEAR             5-YEAR                10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +29.21%            +18.79%               +132.30%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +21.78%             +2.29%                 +8.15%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                          $12,178            $11,197                $21,899
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                     +16.29%             +5.14%                 +9.06%
---------------------------------------------------------------------------------------------------------------
CLASS B                                                1-YEAR             3-YEAR            INCEPTION (7/1/02)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +28.25%            +70.91%                +61.57%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +24.25%            +18.86%                +12.79%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                          $12,425            $16,791                $15,587
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                     +18.51%            +22.15%                +13.21%
---------------------------------------------------------------------------------------------------------------
CLASS C                                                1-YEAR             5-YEAR                10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +28.27%            +14.49%               +115.59%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +27.27%             +2.74%                 +7.99%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                          $12,727            $11,449                $21,559
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                     +21.53%             +5.61%                 +8.89%
---------------------------------------------------------------------------------------------------------------
CLASS R                                                1-YEAR             3-YEAR            INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +28.88%            +73.48%                +28.38%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +27.88%            +20.16%                 +5.95%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                          $12,788            $17,348                $12,838
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                     +22.11%            +23.43%                 +6.16%
---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 5                                        1-YEAR             5-YEAR                 10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +29.55%            +20.26%               +140.87%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +29.55%             +3.76%                 +9.19%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                          $12,955            $12,026                $24,087
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                     +23.72%             +6.65%                +10.11%
---------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 41

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
 CLASS A                             4/30/06
--------------------------------------------
 1-Year                              +21.78%
--------------------------------------------
 5-Year                               +2.29%
--------------------------------------------
 10-Year                              +8.15%
--------------------------------------------

CLASS A (5/1/96-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN SMALL-MID                       RUSSELL MIDCAP
       DATE           CAP GROWTH FUND         S&P 500 6       GROWTH INDEX 6
--------------------------------------------------------------------------------
    5/1/1996                $9,427             $10,000            $10,000
   5/31/1996                $9,871             $10,257            $10,204
   6/30/1996                $9,413             $10,297             $9,896
   7/31/1996                $8,568              $9,842             $9,128
   8/31/1996                $9,379             $10,050             $9,621
   9/30/1996                $9,890             $10,615            $10,232
  10/31/1996                $9,709             $10,908            $10,112
  11/30/1996               $10,162             $11,731            $10,708
  12/31/1996               $10,317             $11,499            $10,527
   1/31/1997               $10,526             $12,217            $10,993
   2/28/1997               $10,083             $12,313            $10,751
   3/31/1997                $9,376             $11,808            $10,144
   4/30/1997                $9,436             $12,512            $10,392
   5/31/1997               $10,765             $13,273            $11,323
   6/30/1997               $11,129             $13,868            $11,637
   7/31/1997               $11,801             $14,971            $12,750
   8/31/1997               $11,896             $14,133            $12,626
   9/30/1997               $13,001             $14,906            $13,265
  10/31/1997               $12,393             $14,409            $12,601
  11/30/1997               $12,090             $15,075            $12,733
  12/31/1997               $11,946             $15,334            $12,901
   1/31/1998               $11,857             $15,503            $12,668
   2/28/1998               $12,800             $16,621            $13,859
   3/31/1998               $13,279             $17,471            $14,440
   4/30/1998               $13,508             $17,647            $14,636
   5/31/1998               $12,607             $17,344            $14,034
   6/30/1998               $12,670             $18,048            $14,431
   7/31/1998               $11,445             $17,856            $13,813
   8/31/1998                $8,877             $15,277            $11,177
   9/30/1998                $9,685             $16,256            $12,022
  10/31/1998               $10,294             $17,577            $12,907
  11/30/1998               $11,096             $18,642            $13,778
  12/31/1998               $11,943             $19,716            $15,205
   1/31/1999               $12,605             $20,540            $15,661
   2/28/1999               $11,488             $19,902            $14,895
   3/31/1999               $12,160             $20,698            $15,725
   4/30/1999               $13,044             $21,499            $16,441
   5/31/1999               $12,991             $20,992            $16,230
   6/30/1999               $14,076             $22,156            $17,363
   7/31/1999               $14,002             $21,466            $16,810
   8/31/1999               $14,213             $21,359            $16,635
   9/30/1999               $14,732             $20,774            $16,493
  10/31/1999               $16,457             $22,088            $17,769
  11/30/1999               $18,912             $22,537            $19,609
  12/31/1999               $23,538             $23,864            $23,004
   1/31/2000               $23,180             $22,665            $23,000
   2/29/2000               $29,234             $22,237            $27,835
   3/31/2000               $26,765             $24,411            $27,863
   4/30/2000               $24,258             $23,676            $25,159
   5/31/2000               $22,663             $23,192            $23,325
   6/30/2000               $26,173             $23,764            $25,800
   7/31/2000               $24,589             $23,393            $24,166
   8/31/2000               $27,965             $24,845            $27,810
   9/30/2000               $27,031             $23,533            $26,451
  10/31/2000               $24,941             $23,434            $24,640
  11/30/2000               $19,596             $21,587            $19,286
  12/31/2000               $21,231             $21,693            $20,301
   1/31/2001               $22,278             $22,463            $21,461
   2/28/2001               $18,068             $20,416            $17,749
   3/31/2001               $16,114             $19,123            $15,209
   4/30/2001               $18,435             $20,608            $17,744
   5/31/2001               $18,273             $20,746            $17,660
   6/30/2001               $18,079             $20,241            $17,670
   7/31/2001               $17,134             $20,042            $16,478
   8/31/2001               $15,962             $18,789            $15,284
   9/30/2001               $13,533             $17,272            $12,758
  10/31/2001               $14,689             $17,601            $14,099
  11/30/2001               $16,043             $18,951            $15,617
  12/31/2001               $16,873             $19,117            $16,210
   1/31/2002               $16,218             $18,838            $15,684
   2/28/2002               $15,298             $18,475            $14,795
   3/31/2002               $16,407             $19,170            $15,924
   4/30/2002               $15,617             $18,008            $15,081
   5/31/2002               $15,114             $17,876            $14,631
   6/30/2002               $13,679             $16,603            $13,016
   7/31/2002               $11,942             $15,309            $11,752
   8/31/2002               $11,877             $15,409            $11,711
   9/30/2002               $10,832             $13,736            $10,780
  10/31/2002               $11,774             $14,944            $11,615
  11/30/2002               $12,791             $15,823            $12,525
  12/31/2002               $11,882             $14,894            $11,768
   1/31/2003               $11,725             $14,504            $11,652
   2/28/2003               $11,579             $14,286            $11,551
   3/31/2003               $11,595             $14,424            $11,766
   4/30/2003               $12,526             $15,612            $12,567
   5/31/2003               $13,701             $16,434            $13,777
   6/30/2003               $13,777             $16,644            $13,973
   7/31/2003               $14,123             $16,937            $14,472
   8/31/2003               $14,854             $17,267            $15,269
   9/30/2003               $14,383             $17,084            $14,973
  10/31/2003               $15,530             $18,050            $16,180
  11/30/2003               $16,061             $18,209            $16,613
  12/31/2003               $16,359             $19,163            $16,794
   1/31/2004               $16,824             $19,515            $17,349
   2/29/2004               $16,835             $19,786            $17,640
   3/31/2004               $16,727             $19,488            $17,606
   4/30/2004               $16,072             $19,182            $17,109
   5/31/2004               $16,575             $19,445            $17,513
   6/30/2004               $17,073             $19,823            $17,792
   7/31/2004               $15,931             $19,167            $16,613
   8/31/2004               $15,720             $19,244            $16,408
   9/30/2004               $16,353             $19,452            $17,021
  10/31/2004               $16,927             $19,749            $17,598
  11/30/2004               $17,777             $20,548            $18,507
  12/31/2004               $18,492             $21,247            $19,394
   1/31/2005               $17,983             $20,729            $18,875
   2/28/2005               $18,421             $21,165            $19,353
   3/31/2005               $17,804             $20,791            $19,070
   4/30/2005               $16,949             $20,397            $18,315
   5/31/2005               $17,977             $21,045            $19,364
   6/30/2005               $18,519             $21,075            $19,724
   7/31/2005               $19,645             $21,859            $20,875
   8/31/2005               $19,628             $21,659            $20,748
   9/30/2005               $19,823             $21,835            $21,016
  10/31/2005               $19,368             $21,470            $20,398
  11/30/2005               $20,386             $22,282            $21,504
  12/31/2005               $20,441             $22,290            $21,740
   1/31/2006               $21,579             $22,880            $23,042
   2/28/2006               $21,536             $22,942            $22,759
   3/31/2006               $21,970             $23,227            $23,395
   4/30/2006               $21,899             $23,539            $23,494

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
 CLASS B                             4/30/06
--------------------------------------------
 1-Year                              +24.25%
--------------------------------------------
 3-Year                              +18.86%
--------------------------------------------
 Since Inception (7/1/02)            +12.79%
--------------------------------------------

CLASS B (7/1/02-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN SMALL-MID                          RUSSELL MIDCAP
      DATE            CAP GROWTH FUND           S&P 500 6        GROWTH INDEX 6
--------------------------------------------------------------------------------
    7/1/2002               $10,000                $10,000             $10,000
   7/31/2002                $9,063                 $9,221              $9,028
   8/31/2002                $9,001                 $9,281              $8,997
   9/30/2002                $8,208                 $8,273              $8,282
  10/31/2002                $8,915                 $9,001              $8,924
  11/30/2002                $9,684                 $9,530              $9,622
  12/31/2002                $8,989                 $8,971              $9,041
   1/31/2003                $8,861                 $8,736              $8,952
   2/28/2003                $8,751                 $8,605              $8,874
   3/31/2003                $8,755                 $8,687              $9,039
   4/30/2003                $9,453                 $9,403              $9,655
   5/31/2003               $10,329                 $9,898             $10,584
   6/30/2003               $10,382                $10,025             $10,735
   7/31/2003               $10,637                $10,202             $11,119
   8/31/2003               $11,180                $10,400             $11,731
   9/30/2003               $10,814                $10,290             $11,503
  10/31/2003               $11,673                $10,872             $12,430
  11/30/2003               $12,063                $10,967             $12,763
  12/31/2003               $12,277                $11,542             $12,902
   1/31/2004               $12,618                $11,754             $13,328
   2/29/2004               $12,622                $11,917             $13,552
   3/31/2004               $12,532                $11,737             $13,526
   4/30/2004               $12,035                $11,554             $13,144
   5/31/2004               $12,400                $11,712             $13,454
   6/30/2004               $12,766                $11,939             $13,669
   7/31/2004               $11,903                $11,544             $12,763
   8/31/2004               $11,739                $11,591             $12,606
   9/30/2004               $12,207                $11,716             $13,077
  10/31/2004               $12,626                $11,895             $13,520
  11/30/2004               $13,251                $12,376             $14,218
  12/31/2004               $13,777                $12,797             $14,900
   1/31/2005               $13,391                $12,485             $14,501
   2/28/2005               $13,707                $12,748             $14,868
   3/31/2005               $13,239                $12,522             $14,651
   4/30/2005               $12,598                $12,285             $14,071
   5/31/2005               $13,350                $12,676             $14,877
   6/30/2005               $13,744                $12,694             $15,153
   7/31/2005               $14,570                $13,166             $16,038
   8/31/2005               $14,550                $13,046             $15,940
   9/30/2005               $14,686                $13,151             $16,146
  10/31/2005               $14,340                $12,932             $15,671
  11/30/2005               $15,080                $13,420             $16,521
  12/31/2005               $15,113                $13,425             $16,702
   1/31/2006               $15,943                $13,781             $17,702
   2/28/2006               $15,902                $13,818             $17,485
   3/31/2006               $16,219                $13,990             $17,973
   4/30/2006               $15,857                $14,178             $18,049

42 | Annual Report

CLASS C (5/1/96-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN SMALL-MID                         RUSSELL MIDCAP
      DATE            CAP GROWTH FUND            S&P 500 6      GROWTH INDEX 6
--------------------------------------------------------------------------------
     5/1/1996             $10,000                 $10,000          $10,000
    5/31/1996             $10,468                 $10,257          $10,204
    6/30/1996              $9,975                 $10,297           $9,896
    7/31/1996              $9,074                  $9,842           $9,128
    8/31/1996              $9,924                 $10,050           $9,621
    9/30/1996             $10,463                 $10,615          $10,232
   10/31/1996             $10,259                 $10,908          $10,112
   11/30/1996             $10,727                 $11,731          $10,708
   12/31/1996             $10,882                 $11,499          $10,527
    1/31/1997             $11,099                 $12,217          $10,993
    2/28/1997             $10,623                 $12,313          $10,751
    3/31/1997              $9,872                 $11,808          $10,144
    4/30/1997              $9,930                 $12,512          $10,392
    5/31/1997             $11,321                 $13,273          $11,323
    6/30/1997             $11,692                 $13,868          $11,637
    7/31/1997             $12,395                 $14,971          $12,750
    8/31/1997             $12,485                 $14,133          $12,626
    9/30/1997             $13,638                 $14,906          $13,265
   10/31/1997             $12,993                 $14,409          $12,601
   11/30/1997             $12,670                 $15,075          $12,733
   12/31/1997             $12,503                 $15,334          $12,901
    1/31/1998             $12,409                 $15,503          $12,668
    2/28/1998             $13,386                 $16,621          $13,859
    3/31/1998             $13,882                 $17,471          $14,440
    4/30/1998             $14,108                 $17,647          $14,636
    5/31/1998             $13,159                 $17,344          $14,034
    6/30/1998             $13,215                 $18,048          $14,431
    7/31/1998             $11,930                 $17,856          $13,813
    8/31/1998              $9,249                 $15,277          $11,177
    9/30/1998             $10,087                 $16,256          $12,022
   10/31/1998             $10,716                 $17,577          $12,907
   11/30/1998             $11,538                 $18,642          $13,778
   12/31/1998             $12,419                 $19,716          $15,205
    1/31/1999             $13,093                 $20,540          $15,661
    2/28/1999             $11,930                 $19,902          $14,895
    3/31/1999             $12,625                 $20,698          $15,725
    4/30/1999             $13,532                 $21,499          $16,441
    5/31/1999             $13,471                 $20,992          $16,230
    6/30/1999             $14,584                 $22,156          $17,363
    7/31/1999             $14,500                 $21,466          $16,810
    8/31/1999             $14,706                 $21,359          $16,635
    9/30/1999             $15,235                 $20,774          $16,493
   10/31/1999             $17,010                 $22,088          $17,769
   11/30/1999             $19,536                 $22,537          $19,609
   12/31/1999             $24,294                 $23,864          $23,004
    1/31/2000             $23,913                 $22,665          $23,000
    2/29/2000             $30,144                 $22,237          $27,835
    3/31/2000             $27,577                 $24,411          $27,863
    4/30/2000             $24,978                 $23,676          $25,159
    5/31/2000             $23,319                 $23,192          $23,325
    6/30/2000             $26,916                 $23,764          $25,800
    7/31/2000             $25,269                 $23,393          $24,166
    8/31/2000             $28,720                 $24,845          $27,810
    9/30/2000             $27,746                 $23,533          $26,451
   10/31/2000             $25,583                 $23,434          $24,640
   11/30/2000             $20,086                 $21,587          $19,286
   12/31/2000             $21,745                 $21,693          $20,301
    1/31/2001             $22,811                 $22,463          $21,461
    2/28/2001             $18,482                 $20,416          $17,749
    3/31/2001             $16,475                 $19,123          $15,209
    4/30/2001             $18,831                 $20,608          $17,744
    5/31/2001             $18,662                 $20,746          $17,660
    6/30/2001             $18,448                 $20,241          $17,670
    7/31/2001             $17,473                 $20,042          $16,478
    8/31/2001             $16,272                 $18,789          $15,284
    9/30/2001             $13,781                 $17,272          $12,758
   10/31/2001             $14,953                 $17,601          $14,099
   11/30/2001             $16,317                 $18,951          $15,617
   12/31/2001             $17,152                 $19,117          $16,210
    1/31/2002             $16,475                 $18,838          $15,684
    2/28/2002             $15,534                 $18,475          $14,795
    3/31/2002             $16,650                 $19,170          $15,924
    4/30/2002             $15,833                 $18,008          $15,081
    5/31/2002             $15,314                 $17,876          $14,631
    6/30/2002             $13,854                 $16,603          $13,016
    7/31/2002             $12,090                 $15,309          $11,752
    8/31/2002             $12,011                 $15,409          $11,711
    9/30/2002             $10,952                 $13,736          $10,780
   10/31/2002             $11,893                 $14,944          $11,615
   11/30/2002             $12,913                 $15,823          $12,525
   12/31/2002             $11,989                 $14,894          $11,768
    1/31/2003             $11,820                 $14,504          $11,652
    2/28/2003             $11,667                 $14,286          $11,551
    3/31/2003             $11,673                 $14,424          $11,766
    4/30/2003             $12,609                 $15,612          $12,567
    5/31/2003             $13,781                 $16,434          $13,777
    6/30/2003             $13,849                 $16,644          $13,973
    7/31/2003             $14,193                 $16,937          $14,472
    8/31/2003             $14,914                 $17,267          $15,269
    9/30/2003             $14,429                 $17,084          $14,973
   10/31/2003             $15,573                 $18,050          $16,180
   11/30/2003             $16,092                 $18,209          $16,613
   12/31/2003             $16,379                 $19,163          $16,794
    1/31/2004             $16,836                 $19,515          $17,349
    2/29/2004             $16,842                 $19,786          $17,640
    3/31/2004             $16,723                 $19,488          $17,606
    4/30/2004             $16,058                 $19,182          $17,109
    5/31/2004             $16,549                 $19,445          $17,513
    6/30/2004             $17,045                 $19,823          $17,792
    7/31/2004             $15,895                 $19,167          $16,613
    8/31/2004             $15,675                 $19,244          $16,408
    9/30/2004             $16,301                 $19,452          $17,021
   10/31/2004             $16,864                 $19,749          $17,598
   11/30/2004             $17,698                 $20,548          $18,507
   12/31/2004             $18,386                 $21,247          $19,394
    1/31/2005             $17,867                 $20,729          $18,875
    2/28/2005             $18,296                 $21,165          $19,353
    3/31/2005             $17,665                 $20,791          $19,070
    4/30/2005             $16,808                 $20,397          $18,315
    5/31/2005             $17,817                 $21,045          $19,364
    6/30/2005             $18,341                 $21,075          $19,724
    7/31/2005             $19,446                 $21,859          $20,875
    8/31/2005             $19,418                 $21,659          $20,748
    9/30/2005             $19,598                 $21,835          $21,016
   10/31/2005             $19,136                 $21,470          $20,398
   11/30/2005             $20,128                 $22,282          $21,504
   12/31/2005             $20,173                 $22,290          $21,740
    1/31/2006             $21,278                 $22,880          $23,042
    2/28/2006             $21,227                 $22,942          $22,759
    3/31/2006             $21,644                 $23,227          $23,395
    4/30/2006             $21,559                 $23,539          $23,494

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
 CLASS C                            4/30/06
-------------------------------------------
 1-Year                             +27.27%
-------------------------------------------
 5-Year                              +2.74%
-------------------------------------------
 10-Year                             +7.99%
-------------------------------------------

CLASS R (1/1/02-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN SMALL-MID                         RUSSELL MIDCAP
      DATE            CAP GROWTH FUND          S&P 500 6        GROWTH INDEX 6
--------------------------------------------------------------------------------
     1/1/2002             $10,000               $10,000             $10,000
    1/31/2002              $9,612                $9,854              $9,675
    2/28/2002              $9,067                $9,664              $9,127
    3/31/2002              $9,722               $10,028              $9,823
    4/30/2002              $9,247                $9,420              $9,303
    5/31/2002              $8,952                $9,351              $9,026
    6/30/2002              $8,104                $8,685              $8,030
    7/31/2002              $7,074                $8,008              $7,250
    8/31/2002              $7,029                $8,061              $7,224
    9/30/2002              $6,413                $7,185              $6,650
   10/31/2002              $6,965                $7,817              $7,165
   11/30/2002              $7,568                $8,277              $7,726
   12/31/2002              $7,026                $7,791              $7,259
    1/31/2003              $6,933                $7,587              $7,188
    2/28/2003              $6,846                $7,473              $7,126
    3/31/2003              $6,852                $7,545              $7,258
    4/30/2003              $7,401                $8,167              $7,753
    5/31/2003              $8,094                $8,596              $8,499
    6/30/2003              $8,132                $8,706              $8,620
    7/31/2003              $8,338                $8,860              $8,928
    8/31/2003              $8,766                $9,032              $9,419
    9/30/2003              $8,486                $8,937              $9,237
   10/31/2003              $9,163                $9,442              $9,981
   11/30/2003              $9,471                $9,525             $10,248
   12/31/2003              $9,645               $10,024             $10,360
    1/31/2004              $9,917               $10,208             $10,702
    2/29/2004              $9,924               $10,350             $10,882
    3/31/2004              $9,856               $10,194             $10,861
    4/30/2004              $9,468               $10,034             $10,554
    5/31/2004              $9,763               $10,171             $10,803
    6/30/2004             $10,052               $10,369             $10,975
    7/31/2004              $9,378               $10,026             $10,248
    8/31/2004              $9,253               $10,066             $10,122
    9/30/2004              $9,625               $10,175             $10,500
   10/31/2004              $9,962               $10,331             $10,856
   11/30/2004             $10,456               $10,749             $11,417
   12/31/2004             $10,877               $11,114             $11,964
    1/31/2005             $10,575               $10,843             $11,644
    2/28/2005             $10,833               $11,071             $11,938
    3/31/2005             $10,466               $10,876             $11,764
    4/30/2005              $9,962               $10,669             $11,298
    5/31/2005             $10,562               $11,009             $11,946
    6/30/2005             $10,881               $11,024             $12,168
    7/31/2005             $11,538               $11,434             $12,878
    8/31/2005             $11,526               $11,330             $12,799
    9/30/2005             $11,638               $11,422             $12,965
   10/31/2005             $11,368               $11,231             $12,583
   11/30/2005             $11,962               $11,655             $13,266
   12/31/2005             $11,995               $11,660             $13,411
    1/31/2006             $12,656               $11,968             $14,214
    2/28/2006             $12,630               $12,001             $14,040
    3/31/2006             $12,884               $12,150             $14,432
    4/30/2006             $12,838               $12,313             $14,493

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
 CLASS R                            4/30/06
-------------------------------------------
 1-Year                             +27.88%
-------------------------------------------
 3-Year                             +20.16%
-------------------------------------------
 Since Inception (1/1/02)            +5.95%
-------------------------------------------


                                                              Annual Report | 43

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
 ADVISOR CLASS 5                4/30/06
---------------------------------------
 1-Year                         +29.55%
---------------------------------------
 5-Year                          +3.76%
---------------------------------------
 10-Year                         +9.19%
---------------------------------------

ADVISOR CLASS (5/1/96-4/30/06) 5

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN SMALL-MID                         RUSSELL MIDCAP
      DATE            CAP GROWTH FUND          S&P 500 6        GROWTH INDEX 6
--------------------------------------------------------------------------------
    5/1/1996              $10,000               $10,000             $10,000
   5/31/1996              $10,471               $10,257             $10,204
   6/30/1996               $9,985               $10,297              $9,896
   7/31/1996               $9,089                $9,842              $9,128
   8/31/1996               $9,949               $10,050              $9,621
   9/30/1996              $10,491               $10,615             $10,232
  10/31/1996              $10,299               $10,908             $10,112
  11/30/1996              $10,780               $11,731             $10,708
  12/31/1996              $10,944               $11,499             $10,527
   1/31/1997              $11,296               $12,217             $10,993
   2/28/1997              $10,826               $12,313             $10,751
   3/31/1997              $10,067               $11,808             $10,144
   4/30/1997              $10,137               $12,512             $10,392
   5/31/1997              $11,569               $13,273             $11,323
   6/30/1997              $11,959               $13,868             $11,637
   7/31/1997              $12,685               $14,971             $12,750
   8/31/1997              $12,787               $14,133             $12,626
   9/30/1997              $13,978               $14,906             $13,265
  10/31/1997              $13,327               $14,409             $12,601
  11/30/1997              $13,006               $15,075             $12,733
  12/31/1997              $12,850               $15,334             $12,901
   1/31/1998              $12,766               $15,503             $12,668
   2/28/1998              $13,780               $16,621             $13,859
   3/31/1998              $14,295               $17,471             $14,440
   4/30/1998              $14,558               $17,647             $14,636
   5/31/1998              $13,590               $17,344             $14,034
   6/30/1998              $13,663               $18,048             $14,431
   7/31/1998              $12,347               $17,856             $13,813
   8/31/1998               $9,575               $15,277             $11,177
   9/30/1998              $10,449               $16,256             $12,022
  10/31/1998              $11,114               $17,577             $12,907
  11/30/1998              $11,977               $18,642             $13,778
  12/31/1998              $12,896               $19,716             $15,205
   1/31/1999              $13,614               $20,540             $15,661
   2/28/1999              $12,411               $19,902             $14,895
   3/31/1999              $13,152               $20,698             $15,725
   4/30/1999              $14,104               $21,499             $16,441
   5/31/1999              $14,047               $20,992             $16,230
   6/30/1999              $15,222               $22,156             $17,363
   7/31/1999              $15,148               $21,466             $16,810
   8/31/1999              $15,375               $21,359             $16,635
   9/30/1999              $15,940               $20,774             $16,493
  10/31/1999              $17,816               $22,088             $17,769
  11/30/1999              $20,483               $22,537             $19,609
  12/31/1999              $25,489               $23,864             $23,004
   1/31/2000              $25,110               $22,665             $23,000
   2/29/2000              $31,670               $22,237             $27,835
   3/31/2000              $29,002               $24,411             $27,863
   4/30/2000              $26,295               $23,676             $25,159
   5/31/2000              $24,576               $23,192             $23,325
   6/30/2000              $28,387               $23,764             $25,800
   7/31/2000              $26,674               $23,393             $24,166
   8/31/2000              $30,341               $24,845             $27,810
   9/30/2000              $29,336               $23,533             $26,451
  10/31/2000              $27,070               $23,434             $24,640
  11/30/2000              $21,276               $21,587             $19,286
  12/31/2000              $23,053               $21,693             $20,301
   1/31/2001              $24,200               $22,463             $21,461
   2/28/2001              $19,620               $20,416             $17,749
   3/31/2001              $17,505               $19,123             $15,209
   4/30/2001              $20,028               $20,608             $17,744
   5/31/2001              $19,859               $20,746             $17,660
   6/30/2001              $19,650               $20,241             $17,670
   7/31/2001              $18,630               $20,042             $16,478
   8/31/2001              $17,353               $18,789             $15,284
   9/30/2001              $14,714               $17,272             $12,758
  10/31/2001              $15,972               $17,601             $14,099
  11/30/2001              $17,447               $18,951             $15,617
  12/31/2001              $18,358               $19,117             $16,210
   1/31/2002              $17,643               $18,838             $15,684
   2/28/2002              $16,652               $18,475             $14,795
   3/31/2002              $17,859               $19,170             $15,924
   4/30/2002              $17,003               $18,008             $15,081
   5/31/2002              $16,458               $17,876             $14,631
   6/30/2002              $14,899               $16,603             $13,016
   7/31/2002              $13,010               $15,309             $11,752
   8/31/2002              $12,940               $15,409             $11,711
   9/30/2002              $11,808               $13,736             $10,780
  10/31/2002              $12,829               $14,944             $11,615
  11/30/2002              $13,949               $15,823             $12,525
  12/31/2002              $12,958               $14,894             $11,768
   1/31/2003              $12,788               $14,504             $11,652
   2/28/2003              $12,636               $14,286             $11,551
   3/31/2003              $12,653               $14,424             $11,766
   4/30/2003              $13,673               $15,612             $12,567
   5/31/2003              $14,958               $16,434             $13,777
   6/30/2003              $15,046               $16,644             $13,973
   7/31/2003              $15,426               $16,937             $14,472
   8/31/2003              $16,229               $17,267             $15,269
   9/30/2003              $15,713               $17,084             $14,973
  10/31/2003              $16,974               $18,050             $16,180
  11/30/2003              $17,555               $18,209             $16,613
  12/31/2003              $17,883               $19,163             $16,794
   1/31/2004              $18,399               $19,515             $17,349
   2/29/2004              $18,417               $19,786             $17,640
   3/31/2004              $18,299               $19,488             $17,606
   4/30/2004              $17,584               $19,182             $17,109
   5/31/2004              $18,141               $19,445             $17,513
   6/30/2004              $18,687               $19,823             $17,792
   7/31/2004              $17,443               $19,167             $16,613
   8/31/2004              $17,215               $19,244             $16,408
   9/30/2004              $17,913               $19,452             $17,021
  10/31/2004              $18,546               $19,749             $17,598
  11/30/2004              $19,478               $20,548             $18,507
  12/31/2004              $20,269               $21,247             $19,394
   1/31/2005              $19,719               $20,729             $18,875
   2/28/2005              $20,199               $21,165             $19,353
   3/31/2005              $19,524               $20,791             $19,070
   4/30/2005              $18,593               $20,397             $18,315
   5/31/2005              $19,724               $21,045             $19,364
   6/30/2005              $20,323               $21,075             $19,724
   7/31/2005              $21,559               $21,859             $20,875
   8/31/2005              $21,548               $21,659             $20,748
   9/30/2005              $21,770               $21,835             $21,016
  10/31/2005              $21,272               $21,470             $20,398
  11/30/2005              $22,391               $22,282             $21,504
  12/31/2005              $22,461               $22,290             $21,740
   1/31/2006              $23,715               $22,880             $23,042
   2/28/2006              $23,668               $22,942             $22,759
   3/31/2006              $24,157               $23,227             $23,395
   4/30/2006              $24,087               $23,539             $23,494

ENDNOTES

SMALL AND MIDSIZE COMPANY STOCKS CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS AND THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +120.09% and +8.82%.

6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.


44 | Annual Report

Your Fund's Expenses

FRANKLIN SMALL-MID CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND

EXPENSES WILL DIFFER FROM THOSE IN THIS ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 45

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------------------
                                                     BEGINNING ACCOUNT         ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                                VALUE 11/1/05           VALUE 4/30/06       PERIOD* 11/1/05-4/30/06
----------------------------------------------------------------------------------------------------------------------------
Actual                                                      $1,000                $1,130.70                $4.91
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $1,000                $1,020.18                $4.66
----------------------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------------------
Actual                                                      $1,000                $1,126.70                $8.86
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $1,000                $1,016.46                $8.40
----------------------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------------------
Actual                                                      $1,000                $1,126.70                $8.81
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $1,000                $1,016.51                $8.35
----------------------------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------------------------
Actual                                                      $1,000                $1,129.40                $6.23
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $1,000                $1,018.94                $5.91
----------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------------
Actual                                                      $1,000                $1,132.30                $3.60
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $1,000                $1,021.42                $3.41
----------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.93%; B:
1.68%; C: 1.67%; R: 1.18%; and Advisor: 0.68%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


46 | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN AGGRESSIVE GROWTH FUND

                                                                -------------------------------------------------------------
                                                                                      YEAR ENDED APRIL 30,
CLASS A                                                             2006         2005         2004         2003          2002
                                                                -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................   $  13.33      $ 12.57      $  9.50      $ 12.39      $  15.30
                                                                -------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .............................      (0.15)       (0.14)       (0.15)       (0.13)        (0.15)

 Net realized and unrealized gains (losses) .................       5.12         0.90         3.22        (2.76)        (2.76)
                                                                -------------------------------------------------------------
Total from investment operations ............................       4.97         0.76         3.07        (2.89)        (2.91)
                                                                -------------------------------------------------------------
Redemption fees .............................................         -- c         -- c         --           --            --
                                                                -------------------------------------------------------------
Net asset value, end of year ................................   $  18.30      $ 13.33      $ 12.57      $  9.50      $  12.39
                                                                =============================================================

Total return b ..............................................      37.28%        6.05%       32.32%      (23.33)%      (19.02)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................   $113,713      $80,611      $86,983      $67,934      $100,240

Ratios to average net assets:

 Expenses before waiver and payments by affiliate ...........       1.39%        1.51%        1.62%        1.80%         1.57%

 Expenses net of waiver and payments by affiliate ...........       1.39% d      1.51% d      1.62%        1.80%         1.50%

 Net investment income (loss) ...............................      (0.92)%      (1.05)%      (1.26)%      (1.35)%       (1.12)%

Portfolio turnover rate .....................................     183.31%      157.48%      114.66%       93.49%       120.87%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


                         Annual Report | See notes to financial statements. | 47

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND (CONTINUED)

                                                                    -----------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS B                                                                2006         2005         2004         2003         2002
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................    $ 12.87      $ 12.22      $  9.30      $ 12.20      $ 15.17
                                                                    -----------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ................................      (0.26)       (0.23)       (0.22)       (0.19)       (0.23)

 Net realized and unrealized gains (losses) ....................       4.92         0.88         3.14        (2.71)       (2.74)
                                                                    -----------------------------------------------------------
Total from investment operations ...............................       4.66         0.65         2.92        (2.90)       (2.97)
                                                                    -----------------------------------------------------------
Redemption fees ................................................         -- c         -- c         --           --           --
                                                                    -----------------------------------------------------------
Net asset value, end of year ...................................    $ 17.53      $ 12.87      $ 12.22      $  9.30      $ 12.20
                                                                    ===========================================================

Total return b .................................................      36.21%        5.32%       31.40%      (23.77)%     (19.58)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................    $19,508      $17,017      $18,059      $13,100      $20,259

Ratios to average net assets:

 Expenses before waiver and payments by affiliate ..............       2.13%        2.21%        2.28%        2.47%        2.24%

 Expenses net of waiver and payments by affiliate ..............       2.13% d      2.21% d      2.28%        2.47%        2.17%

 Net investment income (loss) ..................................      (1.66)%      (1.75)%      (1.92)%      (2.02)%      (1.78)%

Portfolio turnover rate ........................................     183.31%      157.48%      114.66%       93.49%      120.87%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


48 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND (CONTINUED)

                                                                    --------------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS C                                                                2006          2005          2004          2003         2002
                                                                    --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................    $ 12.84       $ 12.19       $  9.28       $ 12.18      $ 15.14
                                                                    --------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ................................      (0.26)        (0.23)        (0.22)        (0.19)       (0.23)

 Net realized and unrealized gains (losses) ....................       4.91          0.88          3.13         (2.71)       (2.73)
                                                                    --------------------------------------------------------------
Total from investment operations ...............................       4.65          0.65          2.91         (2.90)       (2.96)
                                                                    --------------------------------------------------------------
Redemption fees ................................................         -- c          -- c          --            --           --
                                                                    --------------------------------------------------------------
Net asset value, end of year ...................................    $ 17.49       $ 12.84       $ 12.19       $  9.28      $ 12.18
                                                                    ==============================================================

Total return b .................................................      36.21%         5.33%        31.36%       (23.81)%     (19.55)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................    $31,167       $24,450       $30,054       $25,660      $40,877

Ratios to average net assets:

 Expenses before waiver and payments by affiliate ..............       2.14%         2.22%         2.29%         2.48%        2.24%

 Expenses net of waiver and payments by affiliate ..............       2.14% d       2.22% d       2.29%         2.48%        2.17%

 Net investment income (loss) ..................................      (1.67)%       (1.76)%       (1.93)%       (2.03)%      (1.77)%

Portfolio turnover rate ........................................     183.31%       157.48%       114.66%        93.49%      120.87%

a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge. c Amount is less than $0.01 per share.
d Benefit of expense reduction is less than 0.01%.


                         Annual Report | See notes to financial statements. | 49

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND (CONTINUED)

                                                               -------------------------------------------------------------
                                                                                     YEAR ENDED APRIL 30,
CLASS R                                                           2006          2005          2004         2003        2002 e
                                                               -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........................    $ 13.24       $ 12.51       $  9.47      $ 12.38      $ 13.75
                                                               -------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ...........................      (0.19)        (0.17)        (0.17)       (0.14)       (0.06)

 Net realized and unrealized gains (losses) ...............       5.07          0.90          3.21        (2.77)       (1.31)
                                                               -------------------------------------------------------------
Total from investment operations ..........................       4.88          0.73          3.04        (2.91)       (1.37)
                                                               -------------------------------------------------------------
Redemption fees ...........................................         -- c          -- c          --           --           --
                                                               -------------------------------------------------------------
Net asset value, end of year ..............................    $ 18.12       $ 13.24       $ 12.51      $  9.47      $ 12.38
                                                               =============================================================

Total return b ............................................      36.86%         5.84%        32.10%      (23.51)%      (9.96)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................    $ 5,171       $ 3,041       $ 1,761      $   608      $    53

Ratios to average net assets:

 Expenses .................................................       1.64% d       1.72% d       1.79%        1.98%        1.75% f

 Net investment income (loss) .............................      (1.17)%       (1.26)%       (1.43)%      (1.53)%      (1.48)% f

Portfolio turnover rate ...................................     183.31%       157.48%       114.66%       93.49%      120.87%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.

e For the period January 1, 2002 (effective date) to April 30, 2002.

f Annualized.


50 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND (CONTINUED)

                                                                    --------------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
ADVISOR CLASS                                                          2006          2005          2004          2003         2002
                                                                    --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................    $ 13.58       $ 12.77       $  9.62       $ 12.51      $ 15.40
                                                                    --------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ................................      (0.11)        (0.10)        (0.11)        (0.10)       (0.10)

 Net realized and unrealized gains (losses) ....................       5.21          0.91          3.26         (2.79)       (2.79)
                                                                    --------------------------------------------------------------
Total from investment operations ...............................       5.10          0.81          3.15         (2.89)       (2.89)
                                                                    --------------------------------------------------------------
Redemption fees ................................................         -- b          -- b          --            --           --
                                                                    --------------------------------------------------------------
Net asset value, end of year ...................................    $ 18.68       $ 13.58       $ 12.77       $  9.62      $ 12.51
                                                                    ==============================================================

Total return ...................................................      37.56%         6.34%        32.74%       (23.10)%     (18.77)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................    $36,744       $22,731       $22,374       $17,369      $10,839

Ratios to average net assets:

 Expenses before waiver and payments by affiliate ..............       1.14%         1.22%         1.29%         1.48%        1.25%

 Expenses net of waiver and payments by affiliate ..............       1.14% c       1.22% c       1.29%         1.48%        1.18%

 Net investment income (loss) ..................................      (0.67)%       (0.76)%       (0.93)%       (1.03)%      (0.77)%

Portfolio turnover rate ........................................     183.31%       157.48%       114.66%        93.49%      120.87%

a Based on average daily shares outstanding.

b Amount is less than $0.01 per share.

c Benefit of expense reduction is less than 0.01%.


                         Annual Report | See notes to financial statements. | 51

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN AGGRESSIVE GROWTH FUND                                             COUNTRY                SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 94.8%
    COMMERCIAL SERVICES 5.6%
  a Concur Technologies Inc. ......................................         United States              127,270         $  1,984,139
    Corporate Executive Board Co. .................................         United States               27,560            2,952,503
  a Laureate Education Inc. .......................................         United States               38,460            1,926,462
    Moody's Corp. .................................................         United States               58,800            3,646,188
  a Ultimate Software Group Inc. ..................................         United States               39,800            1,017,686
                                                                                                                       ------------
                                                                                                                         11,526,978
                                                                                                                       ------------
    COMMUNICATIONS 3.8%
  a Bharti Tele-Ventures Ltd. .....................................             India                  220,059            1,989,108
  a NII Holdings Inc. .............................................         United States               88,770            5,317,323
  a West Corp. ....................................................         United States               11,180              517,858
                                                                                                                       ------------
                                                                                                                          7,824,289
                                                                                                                       ------------
    CONSUMER NON-DURABLES 0.5%
  a Volcom Inc. ...................................................         United States               29,400            1,048,698
                                                                                                                       ------------
    CONSUMER SERVICES 3.4%
  a Starbucks Corp. ...............................................         United States              108,090            4,028,514
    Station Casinos Inc. ..........................................         United States               40,000            3,083,200
                                                                                                                       ------------
                                                                                                                          7,111,714
                                                                                                                       ------------
    DISTRIBUTION SERVICES 2.0%
  a Beacon Roofing Supply Inc. ....................................         United States               27,300            1,010,100
  a MWI Veterinary Supply Inc. ....................................         United States               36,684            1,304,116
  a WESCO International Inc. ......................................         United States               24,600            1,845,000
                                                                                                                       ------------
                                                                                                                          4,159,216
                                                                                                                       ------------
    ELECTRONIC TECHNOLOGY 24.6%
  a Apple Computer Inc. ...........................................         United States              103,300            7,271,287
  a Broadcom Corp., A .............................................         United States               78,410            3,223,435
  a Corning Inc. ..................................................         United States              119,560            3,303,443
  a F5 Networks Inc. ..............................................         United States               31,720            1,857,523
  a FormFactor Inc. ...............................................         United States               37,790            1,575,465
    Harris Corp. ..................................................         United States               67,090            3,124,381
  a Jabil Circuit Inc. ............................................         United States              132,130            5,151,749
  a Marvell Technology Group Ltd. .................................            Bermuda                  55,650            3,177,058
    Microchip Technology Inc. .....................................         United States               93,330            3,477,476
  a Micron Technology Inc. ........................................         United States              100,200            1,700,394
  a Microsemi Corp. ...............................................         United States               53,000            1,447,960
  a Network Appliance Inc. ........................................         United States              110,900            4,111,063
    Precision Castparts Corp. .....................................         United States               45,700            2,878,186
    QUALCOMM Inc. .................................................         United States               79,100            4,060,994
  a Research In Motion Ltd. .......................................            Canada                   18,400            1,409,992
  a Silicon Laboratories Inc. .....................................         United States               31,300            1,458,893
  a Taser International Inc. ......................................         United States              149,200            1,596,440
                                                                                                                       ------------
                                                                                                                         50,825,739
                                                                                                                       ------------
    ENERGY MINERALS 1.8%
   a Denbury Resources Inc. .......................................         United States               61,500            2,004,900
   a Southwestern Energy Co. ......................................         United States               48,900            1,761,378
                                                                                                                       ------------
                                                                                                                          3,766,278
                                                                                                                       ------------


52 | Annual Report

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN AGGRESSIVE GROWTH FUND                                                COUNTRY                 SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONTINUED)
   FINANCE 3.9%
   BlackRock Inc., A ...................................................       United States              14,090       $  2,135,199
   Chicago Mercantile Exchange Holdings Inc. ...........................       United States               8,300          3,801,400
   Goldman Sachs Group Inc. ............................................       United States              12,800          2,051,712
                                                                                                                       ------------
                                                                                                                          7,988,311
                                                                                                                       ------------
   HEALTH SERVICES 6.0%
 a Allscripts Healthcare Solutions Inc. ................................       United States              53,600            912,808
 a Covance Inc. ........................................................       United States              50,700          2,958,345
 a Express Scripts Inc. ................................................       United States              18,300          1,429,962
 a Nighthawk Radiology Holdings Inc. ...................................       United States              48,700          1,180,001
 a Psychiatric Solutions Inc. ..........................................       United States              62,360          2,061,622
 a Stericycle Inc. .....................................................       United States              34,790          2,290,573
 a WellCare Health Plans Inc. ..........................................       United States              36,500          1,528,620
                                                                                                                       ------------
                                                                                                                         12,361,931
                                                                                                                       ------------
   HEALTH TECHNOLOGY 12.0%
 a Adams Respiratory Therapeutics Inc. .................................       United States              27,000          1,158,030
 a Barr Pharmaceuticals Inc. ...........................................       United States              48,500          2,936,675
 a Celgene Corp. .......................................................       United States              95,500          4,026,280
 a Cytyc Corp. .........................................................       United States              47,700          1,233,045
 a Dexcom Inc. .........................................................       United States              39,200            986,272
 a Endo Pharmaceuticals Holdings Inc. ..................................       United States              79,000          2,484,550
 a Intuitive Surgical Inc. .............................................       United States              10,600          1,346,200
   Medtronic Inc. ......................................................       United States              62,100          3,112,452
 a Myriad Genetics Inc. ................................................       United States              41,400          1,061,082
   Roche Holding AG, ADR ...............................................        Switzerland               51,900          3,959,970
   Shire PLC, ADR ......................................................       United Kingdom             51,500          2,439,040
                                                                                                                       ------------
                                                                                                                         24,743,596
                                                                                                                       ------------
   INDUSTRIAL SERVICES 3.1%
 a Complete Production Services Inc. ...................................       United States              27,400            724,182
 a FMC Technologies Inc. ...............................................       United States              43,400          2,368,772
 a Helix Energy Solutions Group Inc. ...................................       United States              83,270          3,232,541
                                                                                                                       ------------
                                                                                                                          6,325,495
                                                                                                                       ------------
   NON-ENERGY MINERALS 0.5%
   Eagle Materials Inc. ................................................       United States              14,700            973,875
                                                                                                                       ------------
   PROCESS INDUSTRIES 0.7%
 a Headwaters Inc. .....................................................       United States              40,150          1,352,252
                                                                                                                       ------------
   PRODUCER MANUFACTURING 3.4%
   Oshkosh Truck Corp. .................................................       United States              65,850          4,030,020
   Simpson Manufacturing Co. Inc. ......................................       United States              23,000            919,770
   Watsco Inc. .........................................................       United States              32,800          2,081,160
                                                                                                                       ------------
                                                                                                                          7,030,950
                                                                                                                       ------------
   RETAIL TRADE 7.3%
 a Chico's FAS Inc. ....................................................       United States              60,700          2,249,542
   Fastenal Co. ........................................................       United States              55,740          2,609,189
 a Kohl's Corp. ........................................................       United States              39,400          2,200,096
   Lowe's Cos. Inc. ....................................................       United States              49,630          3,129,172


                                                              Annual Report | 53

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN AGGRESSIVE GROWTH FUND                                                   COUNTRY            SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONTINUED)
   RETAIL TRADE (CONTINUED)
 a O'Reilly Automotive Inc. ................................................      United States          71,100      $   2,408,868
 a Zumiez Inc. .............................................................      United States          74,220          2,412,150
                                                                                                                     -------------
                                                                                                                        15,009,017
                                                                                                                     -------------
   TECHNOLOGY SERVICES 14.3%
   Adobe Systems Inc. ......................................................      United States          69,600          2,728,320
 a Akamai Technologies Inc. ................................................      United States          33,200          1,118,508
 a Amdocs Ltd. .............................................................      United States          73,900          2,749,080
 a Cognizant Technology Solutions Corp., A .................................      United States          69,120          4,396,723
 a Cognos Inc. .............................................................          Canada             66,900          2,493,363
 a Google Inc., A ..........................................................      United States           9,800          4,095,812
 a LivePerson Inc. .........................................................      United States         152,500          1,047,675
 a NeuStar Inc., A .........................................................      United States          48,580          1,705,158
   Paychex Inc. ............................................................      United States          98,400          3,974,376
 a Salesforce.com Inc. .....................................................      United States          31,900          1,118,095
 a Sapient Corp. ...........................................................      United States         256,700          2,009,961
 a Yahoo! Inc. .............................................................      United States          65,990          2,163,152
                                                                                                                     -------------
                                                                                                                        29,600,223
                                                                                                                     -------------
   TRANSPORTATION 1.9%
   C.H. Robinson Worldwide Inc. ............................................      United States          51,600          2,288,460
   Knight Transportation Inc. ..............................................      United States          80,205          1,566,404
                                                                                                                     -------------
                                                                                                                         3,854,864
                                                                                                                     -------------
   TOTAL COMMON STOCKS (COST $153,130,576) .................................                                           195,503,426
                                                                                                                     -------------
   SHORT TERM INVESTMENT (COST $14,442,771) 7.0%
   MONEY MARKET FUND 7.0%
 b Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50% ....      United States      14,442,771         14,442,771
                                                                                                                     -------------
   TOTAL INVESTMENTS (COST $167,573,347) 101.8% ............................                                           209,946,197
   OTHER ASSETS, LESS LIABILITIES (1.8)% ...................................                                            (3,643,818)
                                                                                                                     -------------
   NET ASSETS 100.0% .......................................................                                         $ 206,302,379
                                                                                                                     =============

See Selected Portfolio Abbreviations on page 85.

a Non-income producing.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


54 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN FLEX CAP GROWTH FUND

                                                        -------------------------------------------------------------------------
                                                                                    YEAR ENDED APRIL 30,
CLASS A                                                       2006            2005           2004            2003            2002
                                                        -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..................   $    35.26      $    33.76     $    25.56      $    30.71      $    34.05
                                                        -------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a .....................         0.11           (0.10)         (0.09)          (0.08)          (0.09)

 Net realized and unrealized gains (losses) .........         7.08            1.60           8.29           (5.07)          (3.25)
                                                        -------------------------------------------------------------------------
Total from investment operations ....................         7.19            1.50           8.20           (5.15)          (3.34)
                                                        -------------------------------------------------------------------------
Redemption fees .....................................           -- c            -- c           --              --              --
                                                        -------------------------------------------------------------------------
Net asset value, end of year ........................   $    42.45      $    35.26     $    33.76      $    25.56      $    30.71
                                                        =========================================================================

Total return b ......................................        20.39%           4.44%         32.08%         (16.77)%         (9.81)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................   $2,070,364      $1,505,342     $1,456,685      $1,025,348      $1,398,753

Ratios to average net assets:

 Expenses ...........................................         0.93% d         0.96% d        1.01%           1.07%           1.00%

 Net investment income (loss) .......................         0.27%          (0.29)%        (0.29)%         (0.31)%         (0.29)%

Portfolio turnover rate .............................        66.63%          41.91%         39.92%          32.93%          48.55%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


                         Annual Report | See notes to financial statements. | 55

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND (CONTINUED)


                                                                -----------------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
CLASS B                                                              2006           2005          2004         2003          2002
                                                                -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................    $   33.59       $  32.40      $  24.72      $ 29.92      $  33.43
                                                                -----------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ............................        (0.19)         (0.35)        (0.31)       (0.26)        (0.32)

 Net realized and unrealized gains (losses) ................         6.74           1.54          7.99        (4.94)        (3.19)
                                                                -----------------------------------------------------------------
Total from investment operations ...........................         6.55           1.19          7.68        (5.20)        (3.51)
                                                                -----------------------------------------------------------------
Redemption fees ............................................           -- c           -- c          --           --            --
                                                                -----------------------------------------------------------------
Net asset value, end of year ...............................    $   40.14       $  33.59      $  32.40      $ 24.72      $  29.92
                                                                =================================================================

Total return b .............................................        19.50%          3.67%        31.07%      (17.38)%      (10.50)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................    $ 143,477       $136,052      $134,589      $92,632      $116,075

Ratios to average net assets:

 Expenses ..................................................         1.68% d        1.70% d       1.76%        1.82%         1.75%

 Net investment income (loss) ..............................        (0.48)%        (1.03)%       (1.04)%      (1.06)%       (1.05)%

Portfolio turnover rate ....................................        66.63%         41.91%        39.92%       32.93%        48.55%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


56 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND (CONTINUED)

                                                                  ----------------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS C                                                               2006          2005          2004          2003          2002
                                                                  ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................    $  33.66      $  32.47      $  24.77      $  29.98      $  33.50
                                                                  ----------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)a ...............................       (0.18)        (0.35)        (0.31)        (0.26)        (0.32)

 Net realized and unrealized gains (losses) ..................        6.74          1.54          8.01         (4.95)        (3.20)
                                                                  ----------------------------------------------------------------
Total from investment operations .............................        6.56          1.19          7.70         (5.21)        (3.52)
                                                                  ----------------------------------------------------------------
Redemption fees ..............................................          -- c          -- c          --            --            --
                                                                  ----------------------------------------------------------------
Net asset value, end of year .................................    $  40.22      $  33.66      $  32.47      $  24.77      $  29.98
                                                                  ================================================================

Total return b ...............................................       19.49%         3.67%        31.09%       (17.38)%      (10.51)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................    $388,478      $296,868      $298,114      $219,023      $299,840

Ratios to average net assets:

 Expenses ....................................................        1.68% d       1.71% d       1.76%         1.82%         1.74%

 Net investment income (loss) ................................       (0.48)%       (1.04)%       (1.04)%       (1.06)%       (1.04)%

Portfolio turnover rate ......................................       66.63%        41.91%        39.92%        32.93%        48.55%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


                         Annual Report | See notes to financial statements. | 57

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND (CONTINUED)

                                                                    ----------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS R                                                                2006         2005         2004         2003       2002 e
                                                                    ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................   $ 34.98      $ 33.57      $ 25.49      $ 30.68      $31.84
                                                                    ----------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a .................................      0.01        (0.19)       (0.18)       (0.16)      (0.12)

 Net realized and unrealized gains (losses) .....................      7.02         1.60         8.26        (5.03)      (1.04)
                                                                    ----------------------------------------------------------
Total from investment operations ................................      7.03         1.41         8.08        (5.19)      (1.16)
                                                                    ----------------------------------------------------------
Redemption fees .................................................        -- c         -- c         --           --          --
                                                                    ----------------------------------------------------------
Net asset value, end of year ....................................   $ 42.01      $ 34.98      $ 33.57      $ 25.49      $30.68
                                                                    ==========================================================

Total return b ..................................................     20.07%        4.20%       31.70%      (16.92)%     (3.64)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................   $91,229      $69,103      $44,988      $15,123      $  443

Ratios to average net assets:

 Expenses .......................................................      1.18% d      1.21% d      1.26%        1.32%       1.24% f

 Net investment income (loss) ...................................      0.02%       (0.54)%      (0.54)%      (0.56)%     (1.21)% f

Portfolio turnover rate .........................................     66.63%       41.91%       39.92%       32.93%      48.55%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.

e For the period January 1, 2002 (effective date) to April 30, 2002.

f Annualized.


58 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND (CONTINUED)

                                                                            -----------------------
                                                                              YEAR ENDED APRIL 30,
ADVISOR CLASS                                                                   2006          2005 e
                                                                            -----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................................    $  35.32      $   33.35
                                                                            -----------------------
Income from investment operations:

 Net investment income (loss) a ........................................        0.23          (0.01)

 Net realized and unrealized gains (losses) ............................        7.08           1.98
                                                                            -----------------------
Total from investment operations .......................................        7.31           1.97
                                                                            -----------------------
Redemption fees ........................................................          -- c           -- c
                                                                            -----------------------
Net asset value, end of year ...........................................    $  42.63      $   35.32
                                                                            =======================

Total return b .........................................................       20.67%          5.91%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................................    $209,680      $  71,193

Ratios to average net assets:

 Expenses ..............................................................        0.68% d        0.71% d,f

 Net investment income (loss) ..........................................        0.52%         (0.04)% f

Portfolio turnover rate ................................................       66.63%         41.91%

a Based on average daily shares outstanding.

b Total return is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.

e For the period August 2, 2004 (effective date) to April 30, 2005.

f Annualized.


                         Annual Report | See notes to financial statements. | 59

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2006

----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN FLEX CAP GROWTH FUND                                                                SHARES                VALUE
----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 94.4%
      COMMON STOCKS 93.4%
      COMMERCIAL SERVICES 2.2%
      Moody's Corp. ..................................................................              575,000          $  35,655,750
      Robert Half International Inc. .................................................              629,300             26,600,511
                                                                                                                     -------------
                                                                                                                        62,256,261
                                                                                                                     -------------
      COMMUNICATIONS 4.1%
      America Movil SA de CV, L, ADR (Mexico) ........................................            1,100,000             40,601,000
    a American Tower Corp., A ........................................................              900,000             30,726,000
    a NII Holdings Inc. ..............................................................              800,000             47,920,000
                                                                                                                     -------------
                                                                                                                       119,247,000
                                                                                                                     -------------
      CONSUMER DURABLES 1.7%
    a Activision Inc. ................................................................            1,650,000             23,413,500
      Harman International Industries Inc. ...........................................              300,000             26,397,000
                                                                                                                     -------------
                                                                                                                        49,810,500
                                                                                                                     -------------
      CONSUMER NON-DURABLES 1.6%
      PepsiCo Inc. ...................................................................              375,000             21,840,000
      The Procter & Gamble Co. .......................................................              423,600             24,657,756
                                                                                                                     -------------
                                                                                                                        46,497,756
                                                                                                                     -------------
      CONSUMER SERVICES 3.4%
      Carnival Corp. .................................................................              300,000             14,046,000
    a eBay Inc. ......................................................................              700,000             24,087,000
    a Pixar ..........................................................................              450,000             28,930,500
    a Starbucks Corp. ................................................................              800,000             29,816,000
                                                                                                                     -------------
                                                                                                                        96,879,500
                                                                                                                     -------------
      DISTRIBUTION SERVICES 1.7%
    a Beacon Roofing Supply Inc. .....................................................              650,000             24,050,000
    a WESCO International Inc. .......................................................              350,000             26,250,000
                                                                                                                     -------------
                                                                                                                        50,300,000
                                                                                                                     -------------
      ELECTRONIC TECHNOLOGY 18.2%
    a Apple Computer Inc. ............................................................              750,000             52,792,500
    a Broadcom Corp., A ..............................................................              750,000             30,832,500
    a Cisco Systems Inc. .............................................................            1,000,000             20,950,000
  a,b FLIR Systems Inc. ..............................................................              850,000             20,782,500
      Harris Corp. ...................................................................            1,300,000             60,541,000
    a Lam Research Corp. .............................................................              500,000             24,440,000
  a,b Marvell Technology Group Ltd. (Bermuda) ........................................            1,000,000             57,090,000
      Microchip Technology Inc. ......................................................            1,150,000             42,849,000
    a Microsemi Corp. ................................................................              700,000             19,124,000
    a Network Appliance Inc. .........................................................              750,000             27,802,500
      QUALCOMM Inc. ..................................................................            1,000,000             51,340,000
      Rockwell Automation Inc. .......................................................              500,000             36,230,000
      Rockwell Collins Inc. ..........................................................              500,000             28,600,000
  a,b SiRF Technology Holdings Inc. ..................................................              750,000             25,612,500
a,b,c SunPower Corp., A ..............................................................              500,000             19,210,000
  a,b Trident Microsystems Inc. ......................................................              349,800              9,304,680
                                                                                                                     -------------
                                                                                                                       527,501,180
                                                                                                                     -------------


60 | Annual Report

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLEX CAP GROWTH FUND                                                                    SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    ENERGY MINERALS 5.0%
    Apache Corp. .....................................................................              300,000          $  21,312,000
    Exxon Mobil Corp. ................................................................              350,000             22,078,000
    Hugoton Royalty Trust ............................................................                9,078                251,007
    Peabody Energy Corp. .............................................................              600,000             38,316,000
  a Southwestern Energy Co. ..........................................................              900,000             32,418,000
    XTO Energy Inc. ..................................................................              750,000             31,762,500
                                                                                                                     -------------
                                                                                                                       146,137,507
                                                                                                                     -------------
    FINANCE 11.1%
    Calamos Asset Management Inc., A .................................................              700,000             27,132,000
    CapitalSource Inc. ...............................................................            1,328,925             31,229,737
    Chicago Mercantile Exchange Holdings Inc. ........................................               70,000             32,060,000
    City National Corp. ..............................................................              419,500             30,606,720
    Countrywide Financial Corp. ......................................................              399,998             16,263,919
  a E*TRADE Financial Corp. ..........................................................            2,028,200             50,461,616
    Golden West Financial Corp. ......................................................              300,000             21,561,000
    National Financial Partners Corp. ................................................              375,000             19,500,000
  b Nuveen Investments ...............................................................              850,000             40,902,000
    UCBH Holdings Inc. ...............................................................            1,048,800             18,553,272
    Wells Fargo & Co. ................................................................              500,000             34,345,000
                                                                                                                     -------------
                                                                                                                       322,615,264
                                                                                                                     -------------
    HEALTH SERVICES 9.2%
a,b Allscripts Healthcare Solutions Inc. .............................................              850,000             14,475,500
  a Community Health Systems Inc. ....................................................              750,000             27,180,000
  a Express Scripts Inc. .............................................................              475,000             37,116,500
    Pharmaceutical Product Development Inc. ..........................................            1,000,000             35,870,000
    Quest Diagnostics Inc. ...........................................................              500,000             27,865,000
a,b Stericycle Inc. ..................................................................              500,000             32,920,000
  a United Surgical Partners International Inc. ......................................              575,000             18,980,750
  a VCA Antech Inc. ..................................................................            1,800,000             55,962,000
  a WellPoint Inc. ...................................................................              250,000             17,750,000
                                                                                                                     -------------
                                                                                                                       268,119,750
                                                                                                                     -------------
    HEALTH TECHNOLOGY 11.2%
  a Amgen Inc. .......................................................................              250,000             16,925,000
  a Celgene Corp. ....................................................................            1,000,000             42,160,000
  a Endo Pharmaceuticals Holdings Inc. ...............................................              400,000             12,580,000
  a Genentech Inc. ...................................................................              250,000             19,927,500
  a Gilead Sciences Inc. .............................................................              450,000             25,875,000
  a Invitrogen Corp. .................................................................              500,000             33,005,000
    Johnson & Johnson ................................................................              325,000             19,048,250
a,b Nuvelo Inc. ......................................................................              667,300             10,923,701
  a ResMed Inc. ......................................................................              500,000             21,575,000
    Schering-Plough Corp. ............................................................            1,800,000             34,776,000
  a St. Jude Medical Inc. ............................................................              750,000             29,610,000
  a Varian Medical Systems Inc. ......................................................              700,000             36,666,000
  a Zimmer Holdings Inc. .............................................................              350,000             22,015,000
                                                                                                                     -------------
                                                                                                                       325,086,451
                                                                                                                     -------------


                                                              Annual Report | 61

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLEX CAP GROWTH FUND                                                                    SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    INDUSTRIAL SERVICES 3.8%
  b Halliburton Co. ..................................................................              300,000         $   23,445,000
a,b Helix Energy Solutions Group Inc. ................................................            1,006,989             39,091,313
  a Jacobs Engineering Group Inc. ....................................................              200,000             16,540,000
    Smith International Inc. .........................................................              750,000             31,672,500
                                                                                                                    --------------
                                                                                                                       110,748,813
                                                                                                                    --------------
    PROCESS INDUSTRIES 2.9%
    Ecolab Inc. ......................................................................              700,000             26,460,000
a,b Headwaters Inc. ..................................................................              900,000             30,312,000
    Praxair Inc. .....................................................................              500,000             28,065,000
                                                                                                                    --------------
                                                                                                                        84,837,000
                                                                                                                    --------------
    PRODUCER MANUFACTURING 2.5%
    General Electric Co. .............................................................              700,000             24,213,000
  a Goodman Global Inc. ..............................................................              730,800             14,469,840
    Oshkosh Truck Corp. ..............................................................              557,300             34,106,760
                                                                                                                    --------------
                                                                                                                        72,789,600
                                                                                                                    --------------
    REAL ESTATE INVESTMENT TRUSTS 0.8%
    Alexandria Real Estate Equities Inc. .............................................              250,000             22,650,000
                                                                                                                    --------------
    RETAIL TRADE 2.2%
    The Home Depot Inc. ..............................................................              500,000             19,965,000
    Target Corp. .....................................................................              400,000             21,240,000
    Walgreen Co. .....................................................................              550,000             23,061,500
                                                                                                                    --------------
                                                                                                                        64,266,500
                                                                                                                    --------------
    TECHNOLOGY SERVICES 9.1%
    Adobe Systems Inc. ...............................................................            1,000,000             39,200,000
  a Akamai Technologies Inc. .........................................................              226,200              7,620,678
  a Cognizant Technology Solutions Corp., A ..........................................              800,000             50,888,000
  a Google Inc., A ...................................................................              100,000             41,794,000
    Microsoft Corp. ..................................................................            1,000,000             24,150,000
    Paychex Inc. .....................................................................              524,400             21,180,516
  a Salesforce.com Inc. ..............................................................              500,000             17,525,000
    SAP AG, ADR (Germany) ............................................................              500,000             27,315,000
a,b Yahoo! Inc. ......................................................................            1,000,000             32,780,000
                                                                                                                    --------------
                                                                                                                       262,453,194
                                                                                                                    --------------
    TRANSPORTATION 2.3%
    C.H. Robinson Worldwide Inc. .....................................................              619,000             27,452,650
    Expeditors International of Washington Inc. ......................................              471,000             40,322,310
                                                                                                                    --------------
                                                                                                                        67,774,960
                                                                                                                    --------------
    UTILITIES 0.4%
    American States Water Co. ........................................................              300,000             11,973,000
                                                                                                                    --------------
    TOTAL COMMON STOCKS (COST $1,991,111,721) ........................................                               2,711,944,236
                                                                                                                    --------------
    CONVERTIBLE PREFERRED STOCKS 1.0%
    ELECTRONIC TECHNOLOGY 0.0%d
a,e Anda Networks, cvt. pfd., D ......................................................              145,772                 65,131
                                                                                                                    --------------


62 | Annual Report

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLEX CAP GROWTH FUND                                                                      SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CONVERTIBLE PREFERRED STOCKS (CONTINUED)
    HEALTH TECHNOLOGY 1.0%
a,e Fibrogen Inc., cvt. pfd., E ..............................................................         2,227,171    $   15,256,121
  e Masimo Corp., cvt. pfd., F ...............................................................           772,727        12,749,995
                                                                                                                    --------------
                                                                                                                        28,006,116
                                                                                                                    --------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $20,499,995) ....................................                          28,071,247
                                                                                                                    --------------
    TOTAL LONG TERM INVESTMENTS (COST $2,011,611,716) ........................................                       2,740,015,483
                                                                                                                    --------------
    SHORT TERM INVESTMENTS 10.0%
    MONEY MARKET FUND (COST $199,025,112) 6.9%
  f Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50% .....................       199,025,112       199,025,112
                                                                                                                    --------------

                                                                                                  ----------------
                                                                                                  PRINCIPAL AMOUNT
                                                                                                  ----------------
  g INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 3.1%
  h REPURCHASE AGREEMENTS 3.1%
    Banc of America Securities LLC, 4.78%, 5/01/06 (Maturity Value $20,007,967)
     Collateralized by U.S. Government Agency Securities, 5.00% - 6.00%, 9/01/33 - 6/01/35 ...    $   20,000,000        20,000,000
    Barclays Capital Inc., 4.79%, 5/01/06 (Maturity Value $16,046,403)
     Collateralized by U.S. Government Agency Securities, 2.91% - 10.00%,
      1/01/07 - 3/01/44 ......................................................................        16,040,000        16,040,000
    Citigroup Global Markets Inc., 4.77%, 5/01/06 (Maturity Value $12,612,011)
     Collateralized by U.S. Government Agency Securities, 0.86% - 11.25%, 4/29/06 - 7/20/20;
      i U.S. Government Agency Discount Notes, 7/19/06 - 8/06/38 ..............................       12,607,000        12,607,000
    Deutsche Bank Securities Inc., 4.79%, 5/01/06 (Maturity Value $12,116,835)
     Collateralized by U.S. Government Agency Securities, 3.15% - 6.00%,
      9/01/18 - 11/01/40 .....................................................................        12,112,000        12,112,000
    J. P. Morgan Securities Inc., 4.78%, 5/01/06 (Maturity Value $15,005,975)
     Collateralized by U.S. Government Agency Securities, 4.00% - 5.76%,
      12/01/11 - 3/01/36 .....................................................................        15,000,000        15,000,000
    Morgan Stanley & Co. Inc., 4.79%, 5/01/06 (Maturity Value $15,005,988)
     Collateralized by U.S. Government Agency Securities, 1.00% - 8.28%, 5/02/06 - 6/05/23;
      i U.S. Government Agency Discount Notes, 6/15/10 - 4/18/36 .............................        15,000,000        15,000,000
                                                                                                                    --------------
    TOTAL INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
     (COST $90,759,000) ......................................................................                          90,759,000
                                                                                                                    --------------
    TOTAL SHORT TERM INVESTMENTS (COST $289,784,112) .........................................                         289,784,112
                                                                                                                    --------------
    TOTAL INVESTMENTS (COST $2,301,395,828) 104.4% ...........................................                       3,029,799,595
    OTHER ASSETS, LESS LIABILITIES (4.4)% ....................................................                        (126,570,034)
                                                                                                                    --------------
    NET ASSETS 100.0% ........................................................................                      $2,903,229,561
                                                                                                                    ==============

See Selected Portfolio Abbreviations on page 85.

a Non-income producing.

b A portion or all of the security is on loan as of April 28, 2006. See Note
1(e).

c See Note 9 regarding holdings of 5% voting securities.

d Rounds to less than 0.1% of net assets.

e See Note 8 regarding restricted securities.

f See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

g See Note 1(e) regarding securities on loan.

h See Note 1(c) regarding repurchase agreements.

i Security is traded on a discount basis with no stated coupon rate.


                         Annual Report | See notes to financial statements. | 63

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP GROWTH FUND II

                                                                 -----------------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
CLASS A                                                              2006          2005          2004          2003           2002
                                                                 -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................     $  10.63      $  10.55      $   7.46      $   9.79     $    10.27
                                                                 -----------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ............................        (0.08)        (0.09)        (0.07)        (0.06)         (0.06)

 Net realized and unrealized gains (losses) ................         3.35          0.17          3.16         (2.27)         (0.42)
                                                                 -----------------------------------------------------------------
Total from investment operations ...........................         3.27          0.08          3.09         (2.33)         (0.48)
                                                                 -----------------------------------------------------------------
Redemption fees ............................................           -- c          -- c          --            --             --
                                                                 -----------------------------------------------------------------
Net asset value, end of year ...............................     $  13.90      $  10.63      $  10.55      $   7.46     $     9.79
                                                                 =================================================================

Total return b .............................................        30.76%         0.76%        41.42%       (23.80)%        (4.67)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................     $693,084      $765,216      $908,599      $696,642     $1,076,341

Ratios to average net assets:

 Expenses ..................................................         1.16% d       1.15% d       1.08%         1.32%          1.21%

 Net investment income (loss) ..............................        (0.61)%       (0.84)%       (0.70)%       (0.76)%        (0.63)%

Portfolio turnover rate ....................................        44.34%        46.35%        47.08%        34.99%         41.31%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


64 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND II (CONTINUED)

                                                                   ---------------------------------------------------------------
                                                                                            YEAR ENDED APRIL 30,
CLASS B                                                                2006          2005          2004         2003          2002
                                                                   ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................    $  10.26      $  10.27      $   7.33      $  9.66      $  10.20
                                                                   ---------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ...............................       (0.16)        (0.17)        (0.15)       (0.10)        (0.12)

 Net realized and unrealized gains (losses) ...................        3.22          0.16          3.09        (2.23)        (0.42)
                                                                   ---------------------------------------------------------------
Total from investment operations ..............................        3.06         (0.01)         2.94        (2.33)        (0.54)
                                                                   ---------------------------------------------------------------
Redemption fees ...............................................          -- c          -- c          --           --            --
                                                                   ---------------------------------------------------------------
Net asset value, end of year ..................................    $  13.32      $  10.26      $  10.27      $  7.33      $   9.66
                                                                   ===============================================================

Total return b ................................................       29.82%        (0.10)%       40.11%      (24.12)%       (5.29)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................    $111,458      $105,070      $122,004      $96,077      $145,217

Ratios to average net assets:

 Expenses .....................................................        1.91% d       1.91% d       1.92%        1.97%         1.86%

 Net investment income (loss) .................................       (1.36)%       (1.60)%       (1.54)%      (1.41)%       (1.26)%

Portfolio turnover rate .......................................       44.34%        46.35%        47.08%       34.99%        41.31%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


                         Annual Report | See notes to financial statements. | 65

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND II (CONTINUED)

                                                                ----------------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS C                                                             2006          2005          2004          2003          2002
                                                                ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................    $  10.27      $  10.27      $   7.33      $   9.67      $  10.21
                                                                ----------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ............................       (0.16)        (0.17)        (0.15)        (0.10)        (0.12)

 Net realized and unrealized gains (losses) ................        3.22          0.17          3.09         (2.24)        (0.42)
                                                                ----------------------------------------------------------------
Total from investment operations ...........................        3.06            --          2.94         (2.34)        (0.54)
                                                                ----------------------------------------------------------------
Redemption fees ............................................          -- c          -- c          --            --            --
                                                                ----------------------------------------------------------------
Net asset value, end of year ...............................    $  13.33      $  10.27      $  10.27      $   7.33      $   9.67
                                                                ================================================================

Total return b .............................................       29.80%           --%         40.11%       (24.20)%       (5.29)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................    $170,159      $164,117      $200,037      $163,466      $249,188

Ratios to average net assets:

 Expenses ..................................................        1.92% d       1.91% d       1.92%         1.97%         1.86%

 Net investment income (loss) ..............................       (1.37)%       (1.60)%       (1.54)%       (1.41)%       (1.26)%

Portfolio turnover rate ....................................       44.34%        46.35%        47.08%        34.99%        41.31%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


66 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND II (CONTINUED)

                                                                     -----------------------------------------------------------
                                                                                             YEAR ENDED APRIL 30,
CLASS R                                                                2006         2005          2004         2003        2002 e
                                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................      $10.54       $10.49        $ 7.45      $  9.79       $ 9.88
                                                                     -----------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ...............................       (0.11)       (0.12)        (0.10)       (0.07)       (0.03)

 Net realized and unrealized gains (losses) ...................        3.32         0.17          3.14        (2.27)       (0.06)
                                                                     -----------------------------------------------------------
Total from investment operations ..............................        3.21         0.05          3.04        (2.34)       (0.09)
                                                                     -----------------------------------------------------------
Redemption fees ...............................................          -- c         -- c          --           --           --
                                                                     -----------------------------------------------------------
Net asset value, end of year ..................................      $13.75       $10.54        $10.49      $  7.45       $ 9.79
                                                                     ============================================================

Total return b ................................................       30.46%        0.48%        40.81%      (23.90)%      (0.91)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................      $6,328       $4,392        $4,542      $ 2,562       $  492

Ratios to average net assets:

 Expenses .....................................................        1.42% d      1.41% d       1.42%        1.47%        1.36% f

 Net investment income (loss) .................................       (0.87)%      (1.10)%       (1.04)%      (0.91)%      (1.05)% f

Portfolio turnover rate .......................................       44.34%       46.35%        47.08%       34.99%       41.31%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.

e For the period January 1, 2002 (effective date) to April 30, 2002.

f Annualized.


                         Annual Report | See notes to financial statements. | 67

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND II (CONTINUED)

                                                                 ----------------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
ADVISOR CLASS                                                        2006          2005          2004          2003          2002
                                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................    $  10.79      $  10.69      $   7.55      $   9.86      $  10.31
                                                                 ----------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a .............................       (0.05)        (0.07)        (0.05)        (0.03)        (0.03)

 Net realized and unrealized gains (losses) .................        3.41          0.17          3.19         (2.28)        (0.42)
                                                                 ----------------------------------------------------------------
Total from investment operations ............................        3.36          0.10          3.14         (2.31)        (0.45)
                                                                 ----------------------------------------------------------------
Redemption fees .............................................          -- b          -- b          --            --            --
                                                                 ----------------------------------------------------------------
Net asset value, end of year ................................    $  14.15      $  10.79      $  10.69      $   7.55      $   9.86
                                                                 ================================================================

Total return ................................................       31.14%         0.94%        41.59%       (23.43)%       (4.36)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................    $326,475      $235,101      $211,271      $135,529      $157,653

Ratios to average net assets:

 Expenses ...................................................        0.92% c       0.91% c       0.92%         0.97%         0.86%

 Net investment income (loss) ...............................       (0.37)%       (0.60)%       (0.54)%       (0.41)%       (0.28)%

Portfolio turnover rate .....................................       44.34%        46.35%        47.08%        34.99%        41.31%

a Based on average daily shares outstanding.

b Amount is less than $0.01 per share.

c Benefit of expense reduction is less than 0.01%.


68 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2006

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN SMALL CAP GROWTH FUND II                                                                   SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 99.5%
   COMMERCIAL SERVICES 2.8%
   CDI Corp. ............................................................................              339,200        $   9,616,320
 a LECG Corp. ...........................................................................              317,800            5,876,122
   MAXIMUS Inc. .........................................................................              178,600            6,222,424
 a Resources Connection Inc. ............................................................              252,500            6,792,250
 a ValueClick Inc. ......................................................................              500,500            8,433,425
                                                                                                                      -------------
                                                                                                                         36,940,541
                                                                                                                      -------------
   CONSUMER DURABLES 1.6%
   CLARCOR Inc. .........................................................................              120,100            4,203,500
 a Tenneco Inc. .........................................................................              334,600            8,047,130
 a THQ Inc. .............................................................................              357,600            9,165,288
                                                                                                                      -------------
                                                                                                                         21,415,918
                                                                                                                      -------------
   CONSUMER NON-DURABLES 0.6%
 a Crocs Inc. ...........................................................................              246,900            7,382,310
                                                                                                                      -------------
   CONSUMER SERVICES 7.3%
 a BJ's Restaurants Inc. ................................................................              323,600            8,520,388
   Four Seasons Hotels Inc. (Canada) ....................................................              122,700            6,628,254
 a Gaylord Entertainment Co., A .........................................................              207,700            9,190,725
 a Global Cash Access Inc. ..............................................................              434,800            8,474,252
   Jackson Hewitt Tax Service Inc. ......................................................              242,200            7,236,936
 a Lincoln Educational Services .........................................................              236,800            4,025,600
   Orient-Express Hotels Ltd., A ........................................................              394,600           16,178,600
 a Panera Bread Co. .....................................................................              125,600            9,317,008
 a Penn National Gaming Inc. ............................................................              447,100           18,205,912
   Strayer Education Inc. ...............................................................               69,600            7,237,704
                                                                                                                      -------------
                                                                                                                         95,015,379
                                                                                                                      -------------
   DISTRIBUTION SERVICES 0.7%
 a Beacon Roofing Supply Inc. ...........................................................              249,500            9,231,500
                                                                                                                      -------------
   ELECTRONIC TECHNOLOGY 23.0%
 a Actel Corp. ..........................................................................              650,300           10,450,321
 a ARGON ST Inc. ........................................................................              514,100           17,083,543
 a Arris Group Inc. .....................................................................              770,900            9,135,165
 a Avocent Corp. ........................................................................              228,799            6,163,845
 a Coherent Inc. ........................................................................              270,500           10,011,205
 a Electro Scientific Industries Inc. ...................................................              243,500            4,877,305
 a Essex Corp. ..........................................................................              471,800           10,063,494
 a FLIR Systems Inc. ....................................................................              547,800           13,393,710
 a FormFactor Inc. ......................................................................              348,100           14,512,289
 a Ixia .................................................................................              844,700            9,545,110
 a K&F Industries Holdings Inc. .........................................................              373,000            6,617,020
 a Microsemi Corp. ......................................................................              632,400           17,277,168
 a Microtune Inc. .......................................................................            1,115,700            7,408,248
   National Instruments Corp. ...........................................................              388,702           12,310,192
 a Optimal Group Inc. A (Canada) ........................................................              154,700            2,380,833
 a Orbital Sciences Corp. ...............................................................              394,800            6,178,620
 a Power Integrations Inc. ..............................................................              559,600           11,846,732


                                                              Annual Report | 69

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN SMALL CAP GROWTH FUND II                                                                     SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONTINUED)
   ELECTRONIC TECHNOLOGY (CONTINUED)
 a Redback Networks Inc. ..................................................................             232,000       $   5,196,800
 a Semtech Corp. ..........................................................................             618,600          11,598,750
 a Silicon Laboratories Inc. ..............................................................             289,500          13,493,595
 a SiRF Technology Holdings Inc. ..........................................................             293,600          10,026,440
   Tektronix Inc. .........................................................................             385,400          13,612,328
 a Trident Microsystems Inc. ..............................................................             220,100           5,854,660
 a Trimble Navigation Ltd. ................................................................             386,050          18,291,049
 a Varian Inc. ............................................................................             270,700          11,713,189
 a Varian Semiconductor Equipment Associates Inc. .........................................             760,150          24,894,913
 a ViaSat Inc. ............................................................................             572,600          17,252,438
                                                                                                                      -------------
                                                                                                                        301,188,962
                                                                                                                      -------------
   ENERGY MINERALS 3.4%
 a Alpha Natural Resources Inc. ...........................................................             278,300           6,988,113
 a Bill Barrett Corp. .....................................................................             343,000          10,303,720
 a Denbury Resources Inc. .................................................................             533,300          17,385,580
   Western Refining Inc. ..................................................................             476,900           9,647,687
                                                                                                                      -------------
                                                                                                                         44,325,100
                                                                                                                      -------------
   FINANCE 9.2%
   Advance America Cash Advance Centers Inc. ..............................................             419,700           6,207,363
   Aspen Insurance Holdings Ltd. ..........................................................              45,200           1,100,620
   CapitalSource Inc. .....................................................................             570,065          13,396,527
 a Clayton Holdings Inc. ..................................................................             323,000           6,967,110
   Doral Financial Corp. (Puerto Rico) ....................................................             362,200           2,865,002
   East West Bancorp Inc. .................................................................             221,000           8,767,070
   Financial Federal Corp. ................................................................             378,000          10,735,200
   First Republic Bank ....................................................................              17,100             744,192
   First State Bancorp ....................................................................             383,314           9,878,002
 a Franklin Bank Corp. ....................................................................             231,487           4,493,163
 a GFI Group Inc. .........................................................................             145,500           8,276,040
   Greater Bay Bancorp ....................................................................              98,421           2,718,388
   Hancock Holding Co. ....................................................................             151,729           7,548,518
   Max Re Capital Ltd. ....................................................................             250,900           6,147,050
   National Financial Partners Corp. ......................................................             177,600           9,235,200
  a Signature Bank ........................................................................             168,726           5,967,838
   UCBH Holdings Inc. .....................................................................             368,700           6,522,303
   Whitney Holding Corp. ..................................................................             235,200           8,363,712
                                                                                                                      -------------
                                                                                                                        119,933,298
                                                                                                                      -------------
   HEALTH SERVICES 5.0%
 a PAREXEL International Corp. ............................................................             494,300          14,586,793
 a Psychiatric Solutions Inc. .............................................................             328,600          10,863,516
 a RehabCare Group Inc. ...................................................................             325,800           5,352,894
 a Sierra Health Services Inc. ............................................................             161,300           6,324,573
 a TriZetto Group Inc. ....................................................................             196,800           3,093,696
 a United Surgical Partners International Inc. ............................................             315,650          10,419,607
 a VCA Antech Inc. ........................................................................             460,200          14,307,618
                                                                                                                      -------------
                                                                                                                         64,948,697
                                                                                                                      -------------


70 | Annual Report

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN SMALL CAP GROWTH FUND II                                                                     SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONTINUED)
   HEALTH TECHNOLOGY 11.4%
 a Adams Respiratory Therapeutics Inc. ......................................................            223,900      $   9,603,071
 a American Medical Systems Holdings Inc. ...................................................            482,200         10,709,662
 a Angiotech Pharmaceuticals Inc. ...........................................................            558,300          8,474,994
 a Coley Pharmaceutical Group Inc. ..........................................................            447,700          7,158,723
 a Dexcom Inc. ..............................................................................            121,200          3,049,392
 a Digene Corp. .............................................................................            255,600         10,558,836
 a DOV Pharmaceutical Inc. ..................................................................            401,100          3,264,954
 a Impax Laboratories Inc. ..................................................................            614,200          5,681,350
 a Keryx Biopharmaceuticals Inc. ............................................................             81,300          1,384,539
 a The Medicines Co. ........................................................................            574,800         11,047,656
 a Merit Medical Systems Inc. ...............................................................            323,234          3,778,606
 a Molecular Devices Corp. ..................................................................            273,600          8,755,200
 a Myogen Inc. ..............................................................................            201,000          6,645,060
 a Myriad Genetics Inc. .....................................................................            412,600         10,574,938
 a Panacos Pharmaceuticals Inc. .............................................................            299,500          2,093,505
 a Penwest Pharmaceuticals Co. ..............................................................            306,200          6,130,124
 a Serologicals Corp. .......................................................................            413,900         12,880,568
   STERIS Corp. .............................................................................            306,900          7,064,838
 a Telik Inc. ...............................................................................            505,100          9,288,789
 a Trimeris Inc. ............................................................................            612,235          6,881,521
 a Vanda Pharmaceuticals Inc. ...............................................................            311,800          3,429,800
                                                                                                                      -------------
                                                                                                                        148,456,126
                                                                                                                      -------------
   INDUSTRIAL SERVICES 5.0%
 a FMC Technologies Inc. ....................................................................            253,416         13,831,445
 a Helix Energy Solutions Group Inc. ........................................................            556,500         21,603,330
 a Oil States International Inc. ............................................................            178,600          7,210,082
 a Seitel Inc. ..............................................................................            530,500          2,222,795
 a Superior Energy Services Inc. ............................................................            628,800         20,215,920
                                                                                                                      -------------
                                                                                                                         65,083,572
                                                                                                                      -------------
   MUTUAL FUND 0.6%
   Ares Capital Corp. .......................................................................            478,665          8,118,159
                                                                                                                      -------------
   PROCESS INDUSTRIES 3.5%
   Cabot Corp. ..............................................................................            189,600          6,825,600
   FMC Corp. ................................................................................            210,800         13,398,448
 a Headwaters Inc. ..........................................................................            343,900         11,582,552
   Minerals Technologies Inc. ...............................................................            155,400          8,891,988
   Westlake Chemical Corp. ..................................................................            189,300          5,745,255
                                                                                                                      -------------
                                                                                                                         46,443,843
                                                                                                                      -------------
   PRODUCER MANUFACTURING 5.1%
 a Drew Industries Inc. .....................................................................            222,800          8,007,432
 a Flowserve Corp. ..........................................................................            341,800         19,660,336
 a Goodman Global Inc. ......................................................................            328,000          6,494,400
 a Greatbatch Inc. ..........................................................................            321,200          7,869,400
   Manitowoc Co. Inc. .......................................................................            280,400         13,905,036


                                                              Annual Report | 71

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL CAP GROWTH FUND II                                                                  SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    PRODUCER MANUFACTURING (CONTINUED)
  a Mettler-Toledo International Inc. (Switzerland) ......................................             111,400       $    7,218,720
    Wabash National Corp. ................................................................             166,600            3,015,460
                                                                                                                     --------------
                                                                                                                         66,170,784
                                                                                                                     --------------
    REAL ESTATE DEVELOPMENT 0.8%
    Jones Lang LaSalle Inc. ..............................................................             128,300           10,874,708
                                                                                                                     --------------
    REAL ESTATE INVESTMENT TRUSTS 2.1%
    FelCor Lodging Trust Inc. ............................................................             433,800            9,391,770
    Innkeepers USA Trust .................................................................             577,100            9,245,142
    LaSalle Hotel Properties .............................................................             209,500            9,161,435
                                                                                                                     --------------
                                                                                                                         27,798,347
                                                                                                                     --------------
    RETAIL TRADE 3.1%
  a Cost Plus Inc. .......................................................................             414,800            7,300,480
  a Hot Topic Inc. .......................................................................             587,600            8,714,108
    Regis Corp. ..........................................................................             228,700            8,020,509
  a Tractor Supply Co. ...................................................................             172,800           11,195,712
    Tuesday Morning Corp. ................................................................             298,000            5,647,100
                                                                                                                     --------------
                                                                                                                         40,877,909
                                                                                                                     --------------
    TECHNOLOGY SERVICES 9.5%
  a Ariba Inc. ...........................................................................             986,700            9,117,107
  a BearingPoint Inc. ....................................................................           1,178,500           10,936,480
    Blackbaud Inc. .......................................................................              78,900            1,657,689
  a Entrust Inc. .........................................................................           1,802,000            6,000,660
  a Euronet Worldwide Inc. ...............................................................             176,400            6,304,536
  a FileNET Corp. ........................................................................             405,900           11,292,138
  a Heartland Payment Systems Inc. .......................................................             175,700            4,610,368
a,b Marchex Inc., B ......................................................................             659,100           14,342,016
  a MICROS Systems Inc. ..................................................................             236,500            9,885,700
  a Quest Software Inc. ..................................................................             884,100           15,215,361
  a RightNow Technologies Inc. ...........................................................             554,200           10,258,242
  a Sapient Corp. ........................................................................           1,924,700           15,070,401
  a Witness Systems Inc. .................................................................             417,400            9,746,290
                                                                                                                     --------------
                                                                                                                        124,436,988
                                                                                                                     --------------
    TRANSPORTATION 4.8%
    Forward Air Corp. ....................................................................             441,950           17,753,131
a,b JetBlue Airways Corp. ................................................................             764,300            7,841,718
    Knight Transportation Inc. ...........................................................             774,050           15,117,197
    Landstar System Inc. .................................................................             271,900           11,553,031
  a Republic Airways Holdings Inc. .......................................................             616,200           10,475,400
                                                                                                                     --------------
                                                                                                                         62,740,477
                                                                                                                     --------------
    TOTAL COMMON STOCKS (COST $948,981,473) ..............................................                            1,301,382,618
                                                                                                                     --------------


72 | Annual Report

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                                                                   SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 2.1%
  MONEY MARKET FUND (COST $14,198,970) 1.1%
c Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50% ......................       14,198,970     $    14,198,970
                                                                                                                   ---------------
                                                                                               ----------------
                                                                                               PRINCIPAL AMOUNT
                                                                                               ----------------
d INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 1.0%
e REPURCHASE AGREEMENTS 1.0%
  Banc of America Securities LLC, 4.78%, 5/01/06, (Maturity Value $1,263,504)
   Collateralized by U.S. Government Agency Securities, 5.00% - 6.00%,
     9/01/33 - 6/01/35 ......................................................................    $   1,263,000           1,263,000
  Goldman, Sachs & Co., 4.78%, 5/01/06, (Maturity Value $3,751,494)
   Collateralized by U.S. Government Agency Securities, 4.00% - 6.00%,
     9/01/06 - 5/01/36 ......................................................................        3,750,000           3,750,000
  JP Morgan Securities, 4.78%, 5/01/06, (Maturity Value $4,001,593)
   Collateralized by U.S. Government Agency Securities, 4.00% - 5.76%,
     12/01/11 - 3/01/36 .....................................................................        4,000,000           4,000,000
  Merrill Lynch Government Securities Inc., 4.77%, 5/01/06, (Maturity Value $4,001,590)
   Collateralized by f U.S. Government Agency Discount Notes, 12/15/06 - 5/15/30;
      U.S. Government Agency Securities, 2.13% - 7.13%, 5/02/06 - 5/15/30 ...................        4,000,000           4,000,000
                                                                                                                   ---------------
  TOTAL INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
   (COST $13,013,000) .......................................................................                           13,013,000
                                                                                                                   ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $27,211,970) ...........................................                           27,211,970
                                                                                                                   ---------------
  TOTAL INVESTMENTS (COST $976,193,443) 101.6% ..............................................                        1,328,594,588
  OTHER ASSETS, LESS LIABILITIES (1.6)% .....................................................                          (21,091,259)
                                                                                                                   ---------------
  NET ASSETS 100.0% .........................................................................                      $ 1,307,503,329
                                                                                                                   ===============

See Selected Portfolio Abbreviations on page 85.

a Non-income producing.

b A portion or all of the security is on loan as of April 28, 2006. See Note
1(e).

c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

d See Note 1(e) regarding securities on loan.

e See Note 1(c) regarding repurchase agreements.

f The security is traded on a discount basis with no stated coupon rate.


                         Annual Report | See notes to financial statements. | 73

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                         -------------------------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS A                                                        2006            2005           2004            2003            2002
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)


Net asset value, beginning of year ...................   $    31.31      $    29.69     $    23.14      $    28.85      $    34.15
                                                         -------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ......................           -- c         (0.08)         (0.14)          (0.09)          (0.06)

 Net realized and unrealized gains (losses) ..........         9.15            1.70           6.69           (5.62)          (5.16)
                                                         -------------------------------------------------------------------------
Total from investment operations .....................         9.15            1.62           6.55           (5.71)          (5.22)
                                                         -------------------------------------------------------------------------
Less distributions from net investment income ........        (0.04)             --             --              --           (0.08)
                                                         -------------------------------------------------------------------------
Redemption fees ......................................           -- c            -- c           -- c            --              --
                                                         -------------------------------------------------------------------------
Net asset value, end of year .........................   $    40.42      $    31.31     $    29.69      $    23.14      $    28.85
                                                         =========================================================================

Total return b .......................................        29.21%           5.46%         28.31%         (19.79)%        (15.28)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................   $6,532,284      $6,636,792     $7,355,269      $5,791,141      $7,784,125

Ratios to average net assets:

 Expenses ............................................         0.96% d         0.97% d        0.98%           1.02%           0.89%

 Net investment income (loss) ........................           --%          (0.27)%        (0.51)%         (0.41)%         (0.18)%

Portfolio turnover rate ..............................        39.84%          42.96%         52.84%          36.47%          47.38%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


74 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND (CONTINUED)

                                                                               --------------------------------------------
                                                                                             YEAR ENDED APRIL 30,
CLASS B                                                                           2006        2005         2004       2003 e
                                                                               --------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................................     $ 30.65     $ 29.28      $ 23.00      $24.33
                                                                               --------------------------------------------
Income from investment operations:

 Net investment income (loss) a ..........................................       (0.27)      (0.31)       (0.36)      (0.23)

 Net realized and unrealized gains (losses) ..............................        8.93        1.68         6.64       (1.10)
                                                                               --------------------------------------------
Total from investment operations .........................................        8.66        1.37         6.28       (1.33)
                                                                               --------------------------------------------
Redemption fees ..........................................................          -- c        -- c         -- c        --
                                                                               --------------------------------------------
Net asset value, end of year .............................................     $ 39.31     $ 30.65      $ 29.28      $23.00
                                                                               ============================================

Total return b ...........................................................       28.25%       4.68%       27.30%      (5.47)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................................     $36,911     $31,733      $26,161      $7,601

Ratios to average net assets:

 Expenses ................................................................        1.71% d     1.72% d      1.73%       1.77% f

 Net investment income (loss) ............................................       (0.75)%     (1.02)%      (1.26)%     (1.16)% f

Portfolio turnover rate ..................................................       39.84%      42.96%       52.84%      36.47%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.

e For the period July 1, 2002 (effective date) to April 30, 2003.

f Annualized.


                         Annual Report | See notes to financial statements. | 75

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND (CONTINUED)

                                                                ----------------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS C                                                             2006          2005          2004          2003          2002
                                                                ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................   $  29.82      $  28.49      $  22.37      $  28.09      $  33.41
                                                                ----------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a .............................      (0.26)        (0.31)        (0.34)        (0.26)        (0.27)

 Net realized and unrealized gains (losses) .................       8.69          1.64          6.46         (5.46)        (5.05)
                                                                ----------------------------------------------------------------
Total from investment operations ............................       8.43          1.33          6.12         (5.72)        (5.32)
                                                                ----------------------------------------------------------------
Redemption fees .............................................         -- c          -- c          -- c          --            --
                                                                ----------------------------------------------------------------
Net asset value, end of year ................................   $  38.25      $  29.82      $  28.49      $  22.37      $  28.09
                                                                ================================================================

Total return b ..............................................      28.27%         4.67%        27.36%       (20.36)%      (15.92)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................   $728,710      $654,549      $762,602      $639,524      $948,940

Ratios to average net assets:

 Expenses ...................................................       1.71% d       1.72%d        1.71%         1.77%         1.64%

 Net investment income (loss) ...............................      (0.75)%       (1.02)%       (1.24)%       (1.16)%       (0.92)%

Portfolio turnover rate .....................................      39.84%        42.96%        52.84%        36.47%        47.38%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


76 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND (CONTINUED)

                                                                    ----------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS R                                                                2006         2005         2004         2003       2002 e
                                                                    ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................    $ 31.04      $ 29.50      $ 23.06      $ 28.81      $31.16
                                                                    ----------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ................................      (0.08)       (0.15)       (0.22)       (0.17)      (0.12)

 Net realized and unrealized gains (losses) ....................       9.04         1.69         6.66        (5.58)      (2.23)
                                                                    ----------------------------------------------------------
Total from investment operations ...............................       8.96         1.54         6.44        (5.75)      (2.35)
                                                                    ----------------------------------------------------------
Less distributions from net investment income ..................      (0.02)          --           --           --          --
                                                                    ----------------------------------------------------------
Redemption fees ................................................         -- c         -- c         -- c         --          --
                                                                    ----------------------------------------------------------
Net asset value, end of year ...................................    $ 39.98      $ 31.04      $ 29.50      $ 23.06      $28.81
                                                                    ==========================================================

Total return b .................................................      28.88%        5.22%       27.93%      (19.96)%     (7.54)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................    $93,916      $54,139      $41,404      $15,309      $1,253

Ratios to average net assets:

 Expenses ......................................................       1.21% d      1.22% d      1.23%        1.27%       1.14% f

 Net investment income (loss) ..................................      (0.25)%      (0.52)%      (0.76)%      (0.66)%     (1.26)% f

Portfolio turnover rate ........................................      39.84%       42.96%       52.84%       36.47%      47.38%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.

e For the period January 1, 2002 (effective date) to April 30, 2002.

f Annualized.


                         Annual Report | See notes to financial statements. | 77

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND (CONTINUED)

                                                                 ----------------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
ADVISOR CLASS                                                        2006          2005          2004          2003          2002
                                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................     $  31.71      $  29.99      $  23.32      $  29.00      $  34.37
                                                                 ----------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ............................         0.10            -- b       (0.07)        (0.04)         0.02

 Net realized and unrealized gains (losses) ................         9.26          1.72          6.74         (5.64)        (5.20)
                                                                 ----------------------------------------------------------------
Total from investment operations ...........................         9.36          1.72          6.67         (5.68)        (5.18)
                                                                 ----------------------------------------------------------------
Less distributions from net investment income ..............        (0.14)           --            --            --         (0.19)
                                                                 ----------------------------------------------------------------
Redemption fees ............................................           -- b          -- b          -- b          --            --
                                                                 ----------------------------------------------------------------
Net asset value, end of year ...............................      $  40.93      $  31.71      $  29.99      $  23.32      $  29.00
                                                                 ================================================================

Total return ...............................................       29.55%         5.74%        28.60%       (19.59)%      (15.10)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................       $794,395      $347,518      $320,154      $266,723      $321,921

Ratios to average net assets:

 Expenses ..................................................         0.71% c       0.72% c       0.73%         0.77%         0.64%

 Net investment income (loss) ..............................         0.25%        (0.02)%       (0.26)%       (0.16)%        0.05%

Portfolio turnover rate ....................................        39.84%        42.96%        52.84%        36.47%        47.38%

a Based on average daily shares outstanding.

b Amount is less than $0.01 per share.

c Benefit of expense reduction is less than 0.01%.


78 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2006

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL-MID CAP GROWTH FUND                                                                    SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 96.1%
    COMMON STOCKS 96.1%
    COMMERCIAL SERVICES 2.5%
a,b Getty Images Inc. ........................................................................            534,400      $  34,206,944
  a Laureate Education Inc. ..................................................................          1,528,600         76,567,574
    Robert Half International Inc. ...........................................................          2,229,500         94,240,965
                                                                                                                       -------------
                                                                                                                         205,015,483
                                                                                                                       -------------
    COMMUNICATIONS 2.1%
  a NII Holdings Inc. ........................................................................          2,239,340        134,136,466
a,b SBA Communications Corp. .................................................................          1,605,000         40,317,600
                                                                                                                       -------------
                                                                                                                         174,454,066
                                                                                                                       -------------
    CONSUMER DURABLES 3.8%
a,b Activision Inc. ..........................................................................          4,650,400         65,989,176
    Harman International Industries Inc. .....................................................            988,600         86,986,914
a,b Hovnanian Enterprises Inc., A ............................................................            648,700         25,798,799
a,b NVR Inc. .................................................................................             80,800         61,004,000
  b Ryland Group Inc. ........................................................................            805,800         50,854,038
  a Tenneco Inc. .............................................................................            955,400         22,977,370
                                                                                                                       -------------
                                                                                                                         313,610,297
                                                                                                                       -------------
    CONSUMER NON-DURABLES 0.6%
    Wolverine World Wide Inc. ................................................................          2,081,200         51,697,008
                                                                                                                       -------------
    CONSUMER SERVICES 3.2%
    Hilton Hotels Corp. ......................................................................          2,034,800         54,817,512
  b Orient-Express Hotels Ltd., A ............................................................          1,096,200         44,944,200
    Station Casinos Inc. .....................................................................          1,491,700        114,980,236
a,b XM Satellite Radio Holdings Inc., A ......................................................          2,460,300         49,747,266
                                                                                                                       -------------
                                                                                                                         264,489,214
                                                                                                                       -------------
    DISTRIBUTION SERVICES 0.4%
  a WESCO International Inc. .................................................................            455,900         34,192,500
                                                                                                                       -------------
    ELECTRONIC TECHNOLOGY 21.3%
  a Altera Corp. .............................................................................          2,628,700         57,410,808
a,b Coherent Inc. ............................................................................            699,400         25,884,794
  b Embraer Empresa Brasileira de Aeronautica SA, ADR (Brazil) ...............................          3,096,900        120,252,627
  a F5 Networks Inc. .........................................................................            417,900         24,472,224
a,b FLIR Systems Inc. ........................................................................          2,551,300         62,379,285
a,b FormFactor Inc. ..........................................................................          1,877,100         78,256,299
    Harris Corp. .............................................................................          2,816,800        131,178,376
a,b Integrated Device Technology Inc. ........................................................          5,342,100         81,306,762
    Intersil Corp., A ........................................................................          4,368,700        129,357,207
  a Lam Research Corp. .......................................................................          1,963,900         95,995,432
a,b Logitech International SA, ADR (Switzerland) .............................................            898,200         37,095,660
    Microchip Technology Inc. ................................................................          3,397,000        126,572,220
a,b Microsemi Corp. ..........................................................................          3,002,600         82,031,032
  a Network Appliance Inc. ...................................................................          1,673,000         62,018,110
    Precision Castparts Corp. ................................................................            554,910         34,948,232
    Rockwell Collins Inc. ....................................................................          2,443,600        139,773,920
a,b Silicon Laboratories Inc. ................................................................            854,700         39,837,567


                                                              Annual Report | 79

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL-MID CAP GROWTH FUND                                                                SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    ELECTRONIC TECHNOLOGY (CONTINUED)
a,b SiRF Technology Holdings Inc. ......................................................               722,500        $   24,673,375
  c Tektronix Inc. .....................................................................             4,660,300           164,601,796
  a Thermo Electron Corp. ..............................................................             2,617,700           100,886,158
  a Trimble Navigation Ltd. ............................................................             2,109,080            99,928,210
  a Varian Inc. ........................................................................               607,230            26,274,842
                                                                                                                      --------------
                                                                                                                       1,745,134,936
                                                                                                                      --------------
    ENERGY MINERALS 4.6%
    Chesapeake Energy Corp. ............................................................             2,785,500            88,244,640
    Murphy Oil Corp. ...................................................................               975,300            48,940,554
  a Newfield Exploration Co. ...........................................................               939,700            41,910,620
    Peabody Energy Corp. ...............................................................             1,775,300           113,370,658
  a Southwestern Energy Co. ............................................................             2,259,200            81,376,384
                                                                                                                      --------------
                                                                                                                         373,842,856
                                                                                                                      --------------
    FINANCE 9.8%
a,b Affiliated Managers Group Inc. .....................................................               783,100            79,328,030
    Boston Private Financial Holdings Inc. .............................................               418,800            13,925,100
  b Brown & Brown Inc. .................................................................             1,863,600            58,200,228
    Calamos Asset Management Inc., A ...................................................             1,056,100            40,934,436
  b CapitalSource Inc. .................................................................             3,697,182            86,883,777
    Chicago Mercantile Exchange Holdings Inc. ..........................................               152,800            69,982,400
    City National Corp. ................................................................               626,800            45,731,328
    Cullen/Frost Bankers Inc. ..........................................................               612,300            35,439,924
  b Doral Financial Corp. (Puerto Rico) ................................................             3,709,100            29,338,981
  a E*TRADE Financial Corp. ............................................................             5,231,100           130,149,768
    East West Bancorp Inc. .............................................................               725,450            28,778,601
    Federated Investors Inc., B ........................................................             3,383,400           118,757,340
    Nuveen Investments .................................................................               431,700            20,773,404
    TD Ameritrade Holding Corp. ........................................................             1,268,900            23,550,784
  b UCBH Holdings Inc. .................................................................               885,084            15,657,136
                                                                                                                      --------------
                                                                                                                         797,431,237
                                                                                                                      --------------
    HEALTH SERVICES 7.1%
a,b Allscripts Healthcare Solutions Inc. ...............................................             2,169,700            36,949,991
  a Community Health Systems Inc. ......................................................             2,938,800           106,502,112
  a Coventry Health Care Inc. ..........................................................             1,659,900            82,447,233
  a Express Scripts Inc. ...............................................................               949,800            74,217,372
  a Lincare Holdings Inc. ..............................................................               269,200            10,641,476
  b Omnicare Inc. ......................................................................             1,789,500           101,482,545
    Pharmaceutical Product Development Inc. ............................................             2,608,400            93,563,308
a,b VCA Antech Inc. ....................................................................             2,347,700            72,989,993
                                                                                                                      --------------
                                                                                                                         578,794,030
                                                                                                                      --------------
    HEALTH TECHNOLOGY 12.1%
a,b American Medical Systems Holdings Inc. .............................................             1,162,300            25,814,683
  a Angiotech Pharmaceuticals Inc. .....................................................             1,338,600            20,319,948
  b Biomet Inc. ........................................................................             1,161,400            43,180,852
    C. R. Bard Inc. ....................................................................             1,070,400            79,701,984


80 | Annual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL-MID CAP GROWTH FUND                                                                  SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    HEALTH TECHNOLOGY (CONTINUED)
a,b Cephalon Inc. ........................................................................              774,000       $   50,820,840
  a Charles River Laboratories International Inc. ........................................              436,600           20,629,350
  a Cytyc Corp. ..........................................................................            2,436,000           62,970,600
    DENTSPLY International Inc. ..........................................................              391,800           23,378,706
a,b Digene Corp. .........................................................................              827,100           34,167,501
  a Endo Pharmaceuticals Holdings Inc. ...................................................            2,260,200           71,083,290
a,b Fisher Scientific International Inc. .................................................            1,805,100          127,349,805
a,b Invitrogen Corp. .....................................................................              880,600           58,128,406
a,b Keryx Biopharmaceuticals Inc. ........................................................            1,202,000           20,470,060
a,b The Medicines Co. ....................................................................            1,248,700           24,000,014
a,b Neurocrine Biosciences Inc. ..........................................................              200,000           11,472,000
a,b Sepracor Inc. ........................................................................              787,200           35,140,608
a,b Stereotaxis Inc. .....................................................................            1,463,200           17,324,288
a,b Telik Inc. ...........................................................................            1,535,590           28,239,500
a,b Varian Medical Systems Inc. ..........................................................            1,984,700          103,958,586
  a Waters Corp. .........................................................................            2,399,400          108,740,808
a,b Wright Medical Group Inc. ............................................................              852,900           20,017,563
                                                                                                                      --------------
                                                                                                                         986,909,392
                                                                                                                      --------------
    INDUSTRIAL SERVICES 2.8%
a,b Helix Energy Solutions Group Inc. ....................................................            1,077,500           41,828,550
a,b National-Oilwell Varco Inc. ..........................................................            1,776,446          122,521,481
    Rowan Cos. Inc. ......................................................................            1,514,600           67,142,218
                                                                                                                      --------------
                                                                                                                         231,492,249
                                                                                                                      --------------
    PROCESS INDUSTRIES 2.1%
    Ashland Inc. .........................................................................              364,200           23,971,644
  b Bunge Ltd. ...........................................................................            1,663,890           88,768,532
    Cabot Corp. ..........................................................................              898,200           32,335,200
a,b Headwaters Inc. ......................................................................              837,300           28,200,264
                                                                                                                      --------------
                                                                                                                         173,275,640
                                                                                                                      --------------
    PRODUCER MANUFACTURING 6.3%
    BorgWarner Inc. ......................................................................            1,483,600           90,099,028
    Herman Miller Inc. ...................................................................              484,450           14,916,215
    Kennametal Inc. ......................................................................            1,439,900           89,057,815
  a Mettler-Toledo International Inc. (Switzerland) ......................................            1,107,400           71,759,520
a,d Mirapoint Inc., 144A .................................................................              682,128                   --
    Oshkosh Truck Corp. ..................................................................            1,666,800          102,008,160
    Pentair Inc. .........................................................................            1,150,400           44,037,312
  a RTI International Metals Inc. ........................................................              147,900            8,894,706
  a Terex Corp. ..........................................................................            1,049,200           90,808,260
                                                                                                                      --------------
                                                                                                                         511,581,016
                                                                                                                      --------------
    REAL ESTATE DEVELOPMENT 0.1%
    Jones Lang LaSalle Inc. ..............................................................              106,300            9,009,988
                                                                                                                      --------------
    RETAIL TRADE 5.0%
    Advance Auto Parts Inc. ..............................................................            1,467,750           59,032,905
a,b Chico's FAS Inc. .....................................................................            2,234,500           82,810,570


                                                              Annual Report | 81

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL-MID CAP GROWTH FUND                                                                 SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    RETAIL TRADE (CONTINUED)
    Dollar General Corp. .................................................................            4,794,300       $   83,708,478
    Fastenal Co. .........................................................................              894,400           41,866,864
    Ross Stores Inc. .....................................................................            1,449,400           44,409,616
  b Tuesday Morning Corp. ................................................................              100,570            1,905,802
a,b Urban Outfitters Inc. ................................................................              752,500           17,458,000
    Whole Foods Market Inc. ..............................................................              500,800           30,739,104
a,b Zumiez Inc. ..........................................................................            1,357,680           44,124,600
                                                                                                                      --------------
                                                                                                                         406,055,939
                                                                                                                      --------------
    TECHNOLOGY SERVICES 8.5%
a,b Alliance Data Systems Corp. ..........................................................            1,311,100           72,110,500
  a Amdocs Ltd. ..........................................................................            3,257,500          121,179,000
  a Cognizant Technology Solutions Corp., A ..............................................            2,576,000          163,859,360
a,b FileNET Corp. ........................................................................              803,100           22,342,242
a,b Hewitt Associates Inc. ...............................................................            1,215,600           35,240,244
  a Hyperion Solutions Corp. .............................................................            1,883,300           57,666,646
a,b Marchex Inc., B ......................................................................            1,052,200           22,895,872
  a NAVTEQ ...............................................................................            1,078,100           44,762,712
a,b NeuStar Inc., A ......................................................................            1,592,800           55,907,280
a,b Nuance Communications Inc. ...........................................................            1,038,499           13,323,942
a,b Salesforce.com Inc. ..................................................................              882,600           30,935,130
a,b VeriSign Inc. ........................................................................            2,480,500           58,341,360
                                                                                                                      --------------
                                                                                                                         698,564,288
                                                                                                                      --------------
    TRANSPORTATION 3.8%
  b Expeditors International of Washington Inc. ..........................................            1,789,220          153,175,124
    J.B. Hunt Transport Services Inc. ....................................................            4,150,500           98,906,415
a,b JetBlue Airways Corp. ................................................................            5,495,880           56,387,729
                                                                                                                      --------------
                                                                                                                         308,469,268
                                                                                                                      --------------
    TOTAL COMMON STOCKS (COST $5,896,112,921) ............................................                             7,864,019,407
                                                                                                                      --------------
    PREFERRED STOCK (COST $561,391) 0.0% e
    PRODUCER MANUFACTURING 0.0% e
a,d Mirapoint Inc., pfd ..................................................................              301,660              561,389
                                                                                                                      --------------
    CONVERTIBLE PREFERRED STOCKS 0.0% e
    CONSUMER SERVICES 0.0% e
a,d Foveon Inc., cvt. pfd., D, 144A ......................................................            1,792,573              201,665
a,d Foveon Inc., cvt. pfd., E, 144A ......................................................            2,597,593            2,635,024
                                                                                                                      --------------
                                                                                                                           2,836,689
                                                                                                                      --------------
    ELECTRONIC TECHNOLOGY 0.0% e
a,d Anda Networks, cvt. pfd., D ..........................................................              364,431              162,828
                                                                                                                      --------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $21,635,020) ................................                                 2,999,517
                                                                                                                      --------------
    TOTAL LONG TERM INVESTMENTS (COST $5,918,309,332) ....................................                             7,867,580,313
                                                                                                                      --------------


82 | Annual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL-MID CAP GROWTH FUND                                                                     SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 11.8%
  MONEY MARKET FUND (COST $190,044,401) 2.3%
f Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50% .........................       190,044,401     $ 190,044,401
                                                                                                                       -------------
                                                                                                   ----------------
                                                                                                   PRINCIPAL AMOUNT
                                                                                                   ----------------
g REPURCHASE AGREEMENT (COST $65,383,774) 0.8%
  Joint Repurchase Agreement, 4.722%, 5/01/06
    (Maturity Value $65,409,502) ...............................................................     $  65,383,774        65,383,774
                                                                                                                       -------------
      ABN AMRO Bank, N.V., New York Branch (Maturity Value $6,044,492)
      Banc of America Securities LLC (Maturity Value $6,044,492)
      Barclays Capital Inc. (Maturity Value $6,044,492)
      Bear, Stearns & Co. Inc. (Maturity Value $6,044,492)
      BNP Paribas Securities Corp. (Maturity Value $6,044,492)
      Deutsche Bank Securities Inc. (Maturity Value $6,044,492)
      Greenwich Capital Markets Inc. (Maturity Value $6,044,492)
      Lehman Brothers Inc. (Maturity Value $4,964,582)
      Merrill Lynch Government Securities Inc. (Maturity Value $6,044,492)
      Morgan Stanley & Co. Inc. (Maturity Value $6,044,492)
      UBS Securities LLC (Maturity Value $6,044,492)
       Collateralized by U.S. Government Agency Securities, 2.375% - 7.125%,
         6/15/06 - 3/15/11; h U.S. Government Agency Discount Notes, 7/12/06; and
         U.S. Treasury Notes, 2.00% - 7.00%, 5/15/06 - 7/15/09
i INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 8.7%
g REPURCHASE AGREEMENTS 8.7%
  Banc of America Securities LLC, 4.78%, 5/01/06, (Maturity Value $110,043,817)
    Collateralized by U.S. Government Agency Securities, 5.00% - 6.00%,
      9/01/33 - 6/01/35 ........................................................................       110,000,000       110,000,000
  Barclays Capital Inc., 4.79%, 5/01/06, (Maturity Value $107,541,910)
    Collateralized by U.S. Government Agency Securities, 2.91% - 10.00%,
      1/01/07 - 9/01/35 ........................................................................       107,499,000       107,499,000
  Citigroup Global Markets Inc., 4.77%, 5/01/06, (Maturity Value $108,776,312)
    Collateralized by hU.S. Government Agency Discount Notes, 5/01/06 - 5/15/30;
      U.S. Government Agency Securities, 0.86% - 11.25%, 4/29/06 - 8/06/38 .....................       108,733,000       108,733,000
  Deutshe Bank Securities Inc., 4.79%, 5/01/06, (Maturity Value $ 127,074,704)
    Collateralized by U.S. Government Agency Securities, 3.15% - 6.00%,
      9/01/18 - 11/01/40 .......................................................................       127,024,000       127,024,000
  Goldman, Sachs & Co., 4.78%, 5/01/06, (Maturity Value $121,339,314)
    Collateralized by U.S. Government Agency Securities, 4.00% - 8.00%,
      9/01/06 - 5/01/36 ........................................................................       121,291,000       121,291,000
  Morgan Stanley & Co. Inc., 4.79%, 5/01/06, (Maturity Value $132,438,844)
    Collateralized by hU.S. Government Agency Discount Notes, 7/03/06 - 4/15/30;
      U.S. Government Agency Securities, 1.00% - 8.28%, 5/02/06 - 4/18/36 ......................       132,386,000       132,386,000
                                                                                                                       -------------
  TOTAL INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
    (COST $706,933,000) ........................................................................                         706,933,000
                                                                                                                       -------------
  TOTAL REPURCHASE AGREEMENTS (COST $772,316,774) ..............................................                         772,316,774
                                                                                                                       -------------
  TOTAL SHORT TERM INVESTMENTS (COST $962,361,175) .............................................                         962,361,175
                                                                                                                       -------------


                                                              Annual Report | 83

Franklin Strategic Series

----------------------------------------------------------------------------------------
  FRANKLIN SMALL-MID CAP GROWTH FUND                                           VALUE
----------------------------------------------------------------------------------------
  TOTAL INVESTMENTS (COST $6,880,670,507) 107.9% ....................     $8,829,941,488
  OTHER ASSETS, LESS LIABILITIES (7.9)% .............................       (643,726.234)
                                                                          --------------
  NET ASSETS 100.0% .................................................     $8,186,215,254
                                                                          ==============

See Selected Portfolio Abbreviations on page 85.

a Non-income producing.

b A portion or all of the security is on loan as of April 28, 2006. See Note
1(e).

c See Note 9 regarding holdings of 5% voting securities.

d See Note 8 regarding restricted securities.

e Rounds to less than 0.1% of net assets.

f See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

g See Note 1(c) regarding repurchase agreements.

h The security is traded on a discount basis with no stated coupon rate.

i See Note 1(e) regarding securities on loan.


84 | See notes to financial statements. | Annual Report

Franklin Strategic Series

SELECTED PORTFOLIO ABBREVIATION

ADR - American Depository Receipt


                         Annual Report | See notes to financial statements. | 85

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2006

                                                              ----------------------------------------------------------------------
                                                                FRANKLIN           FRANKLIN            FRANKLIN          FRANKLIN
                                                               AGGRESSIVE           FLEX CAP           SMALL CAP      SMALL-MID CAP
                                                               GROWTH FUND        GROWTH FUND       GROWTH FUND II     GROWTH FUND
                                                              ----------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................    $ 153,130,576     $ 1,997,619,852     $  948,981,473    $5,774,741,430
  Cost - Non-controlled affiliated issuers ...............               --          13,991,864                 --       143,567,902
  Cost - Sweep Money Fund (Note 7) .......................       14,442,771         199,025,112         14,198,970       190,044,401
  Cost - Repurchase agreements ...........................               --          90,759,000         13,013,000       772,316,774
                                                              ----------------------------------------------------------------------
  Total cost of investments ..............................    $ 167,573,347     $ 2,301,395,828        976,193,443    $6,880,670,507
                                                              ======================================================================
  Value - Unaffiliated issuers ...........................    $ 195,503,426     $ 2,720,805,483     $1,301,382,618    $7,702,978,517
  Value - Non-controlled affiliated issuers (Note 9) .....               --          19,210,000                 --       164,601,796
  Value - Sweep Money Fund (Note 7) ......................       14,442,771         199,025,112         14,198,970       190,044,401
  Value - Repurchase agreements ..........................               --          90,759,000         13,013,000       772,316,774
                                                              ----------------------------------------------------------------------
  Total value of investments a ...........................      209,946,197       3,029,799,595      1,328,594,588     8,829,941,488
 Cash ....................................................          195,862                  --                 --                --
 Receivables:
  Investment securities sold .............................        8,768,252          39,300,481          8,405,667       151,726,084
  Capital shares sold ....................................        1,301,671             847,910          1,628,808         7,531,765
  Dividends and interest .................................           22,926             349,517            154,649         1,365,952
                                                              ----------------------------------------------------------------------
        Total assets .....................................      220,234,908       3,070,297,503      1,338,783,712     8,990,565,289
                                                              ----------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ........................       12,887,579          70,368,323         13,245,717        61,555,437
  Capital shares redeemed ................................          777,054           2,378,055          3,254,891        25,887,245
  Affiliates .............................................          222,352           2,239,071          1,490,191         5,757,228
 Funds advanced by custodian .............................               --             569,464                 --                --
 Payable upon return of securities loaned ................               --          90,759,000         13,013,000       706,933,000
 Accrued expenses and other liabilities ..................           45,544             754,029            276,584         4,217,125
                                                              ----------------------------------------------------------------------
        Total liabilities ................................       13,932,529         167,067,942         31,280,383       804,350,035
                                                              ----------------------------------------------------------------------

          Net assets, at value ...........................    $ 206,302,379     $ 2,903,229,561     $1,307,503,329    $8,186,215,254
                                                              ======================================================================
Net assets consist of:

 Paid-in capital .........................................    $ 315,884,997     $ 2,363,988,860     $  922,929,169    $5,829,046,396
 Undistributed net investment income .....................               --           3,309,364                 --                --
 Net unrealized appreciation (depreciation) ..............       42,373,085         728,403,767        352,401,145     1,949,270,981
 Accumulated net realized gain (loss) ....................     (151,955,703)       (192,472,430)        32,173,015       407,897,877
                                                              ----------------------------------------------------------------------
          Net assets, at value ...........................    $ 206,302,379     $ 2,903,229,561     $1,307,503,329    $8,186,215,254
                                                              ======================================================================

a Including securities loaned ............................    $          --     $    88,179,766     $   12,292,274    $  685,649,241


86 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2006

                                                                 -------------------------------------------------------------------
                                                                   FRANKLIN           FRANKLIN        FRANKLIN           FRANKLIN
                                                                  AGGRESSIVE          FLEX CAP        SMALL CAP       SMALL-MID CAP
                                                                  GROWTH FUND       GROWTH FUND    GROWTH FUND II      GROWTH FUND
                                                                 -------------------------------------------------------------------
CLASS A:
 Net assets, at value ......................................     $113,712,607     $2,070,364,181     $693,083,705     $6,532,283,944
                                                                 -------------------------------------------------------------------
 Shares outstanding ........................................        6,215,383         48,766,527       49,865,506        161,629,078
                                                                 -------------------------------------------------------------------
 Net asset value per sharea ................................     $      18.30     $        42.45     $      13.90     $        40.42
                                                                 -------------------------------------------------------------------
 Maximum offering price per share (net asset value
  per share / 94.25%) ......................................     $      19.42     $        45.04     $      14.75     $        42.89
                                                                 -------------------------------------------------------------------
CLASS B:
 Net assets, at value ......................................     $ 19,508,094     $  143,477,383     $111,457,866     $   36,910,536
                                                                 -------------------------------------------------------------------
 Shares outstanding ........................................        1,112,986          3,574,189        8,364,998            939,041
                                                                 -------------------------------------------------------------------
 Net asset value and maximum offering price
  per share a ..............................................     $      17.53     $        40.14     $      13.32     $        39.31
                                                                 -------------------------------------------------------------------
CLASS C:
 Net assets, at value ......................................     $ 31,166,732     $  388,478,300     $170,158,811     $  728,710,011
                                                                 -------------------------------------------------------------------
 Shares outstanding ........................................        1,781,859          9,658,025       12,763,422         19,050,888
                                                                 -------------------------------------------------------------------
 Net asset value and maximum offering price
  per share a ..............................................     $      17.49     $        40.22     $      13.33     $        38.25
                                                                 -------------------------------------------------------------------
CLASS R:
 Net assets, at value ......................................     $  5,170,871     $   91,229,311     $  6,328,141     $   93,915,757
                                                                 -------------------------------------------------------------------
 Shares outstanding ........................................          285,389          2,171,499          460,227          2,348,839
                                                                 -------------------------------------------------------------------
 Net asset value and maximum offering price
  per share a ..............................................     $      18.12     $        42.01     $      13.75     $        39.98
                                                                 -------------------------------------------------------------------
ADVISOR CLASS:
 Net assets, at value ......................................     $ 36,744,075     $  209,680,386     $326,474,806     $  794,395,006
                                                                 -------------------------------------------------------------------
 Shares outstanding ........................................        1,966,639          4,918,772       23,070,486         19,408,876
                                                                 -------------------------------------------------------------------
 Net asset value and maximum offering price
  per share a ..............................................     $      18.68     $        42.63     $      14.15     $        40.93
                                                                 -------------------------------------------------------------------

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 87

Franklin Strategic Series

STATEMENTS OF OPERATIONS
for the year ended April 30, 2006

                                                               --------------------------------------------------------------------
                                                                  FRANKLIN        FRANKLIN          FRANKLIN            FRANKLIN
                                                                 AGGRESSIVE       FLEX CAP          SMALL CAP        SMALL-MID CAP
                                                                GROWTH FUND      GROWTH FUND     GROWTH FUND II       GROWTH FUND
                                                               --------------------------------------------------------------------
Investment income:
 Dividends: (net of foreign taxes)
  Unaffiliated issuers ....................................    $    447,628     $  25,325,032     $   6,334,253     $    65,669,762
  Non-controlled affiliated issuers (Note 9) ..............              --                --                --           2,214,883
  Sweep Money Fund (Note 7) ...............................         363,182         4,944,579           702,729           5,884,464
 Interest .................................................              --                --               661           3,371,509
 Income from securities loaned - net ......................              --           494,938            66,164           2,407,199
                                                               --------------------------------------------------------------------
       Total investment income ............................         810,810        30,764,549         7,103,807          79,547,817
                                                               --------------------------------------------------------------------
Expenses:
 Management fees (Note 3a) ................................         835,492        11,293,580         6,065,397          37,107,845
 Administrative fees (Note 3b) ............................         348,245                --         2,551,812                  --
 Distribution fees (Note 3c)
  Class A .................................................         242,610         4,657,264         1,674,104          17,218,716
  Class B .................................................         179,827         1,411,722         1,099,658             350,793
  Class C .................................................         272,154         3,476,847         1,712,870           7,076,776
  Class R .................................................          20,056           423,534            26,301             360,322
 Transfer agent fees (Note 3e) ............................         657,263         5,391,688         2,682,533          20,019,145
 Custodian fees (Note 4) ..................................           3,353            48,299            33,388             161,999
 Reports to shareholders ..................................          51,960           495,494           285,844           1,148,609
 Registration and filing fees .............................          55,294           121,829            92,724             192,099
 Professional fees ........................................          23,575            61,855            46,304             114,536
 Trustees' fees and expenses ..............................           1,640            24,217            13,378              85,391
 Other ....................................................           3,992            37,516            24,325             130,505
                                                               --------------------------------------------------------------------
      Total expenses ......................................       2,695,461        27,443,845        16,308,638          83,966,736
      Expense reductions (Note 4) .........................             (53)             (477)             (900)             (4,147)
                                                               --------------------------------------------------------------------
       Net expenses .......................................       2,695,408        27,443,368        16,307,738          83,962,589
                                                               --------------------------------------------------------------------
        Net investment income (loss) ......................      (1,884,598)        3,321,181        (9,203,931)         (4,414,772)
                                                               --------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
    Unaffiliated issuers ..................................      28,055,547       172,720,840       153,407,447         927,855,395
    Non-controlled affiliated issuers (Note 9) ............              --                --                --          50,564,995
  Foreign currency transactions ...........................          (2,641)          (12,381)           26,401              42,050
                                                               --------------------------------------------------------------------
        Net realized gain (loss) ..........................      28,052,906       172,708,459       153,433,848         978,462,440
                                                               --------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
   Investments ............................................      27,182,442       280,571,461       205,294,990       1,138,414,709
   Translation of assets and liabilities denominated in
    foreign currencies ....................................             236                --                --                  --
                                                               --------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) .....      27,182,678       280,571,461       205,294,990       1,138,414,709
                                                               --------------------------------------------------------------------
Net realized and unrealized gain (loss) ...................      55,235,584       453,279,920       358,728,838       2,116,877,149
                                                               --------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ..........................................    $ 53,350,986     $ 456,601,101     $ 349,524,907     $ 2,112,462,377
                                                               ====================================================================


88 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                            -----------------------------------------------------------------------
                                                                   FRANKLIN AGGRESSIVE                  FRANKLIN FLEX CAP
                                                                       GROWTH FUND                          GROWTH FUND
                                                            -----------------------------------------------------------------------
                                                                   YEAR ENDED APRIL 30,                YEAR ENDED APRIL 30,
                                                                  2006             2005               2006                2005
                                                            -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .........................    $  (1,884,598)    $  (1,935,371)    $     3,321,181     $    (9,278,164)
  Net realized gain (loss) from investments and
   foreign currency transactions .......................       28,052,906        12,078,232         172,708,459         130,308,800
  Net change in unrealized appreciation (depreciation)
   on investments and translation of assets and
   liabilities denominated in foreign currencies .......       27,182,678          (830,115)        280,571,461         (44,600,879)
                                                            -----------------------------------------------------------------------
       Net increase (decrease) in net assets resulting
        from operations ................................       53,350,986         9,312,746         456,601,101          76,429,757
                                                            -----------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A .............................................        3,841,739       (11,496,514)        231,283,630         (13,092,591)
   Class B .............................................       (3,069,804)       (2,073,076)        (17,621,287)         (3,595,930)
   Class C .............................................       (1,562,557)       (7,287,508)         31,480,674         (11,762,550)
   Class R .............................................          922,892         1,197,531           7,059,122          22,351,261
 Advisor Class .........................................        4,967,511        (1,036,191)        115,831,126          73,833,648
                                                            -----------------------------------------------------------------------
 Total capital share transactions ......................        5,099,781       (20,695,758)        368,033,265          67,733,838
                                                            -----------------------------------------------------------------------
 Redemption fees .......................................            1,583             2,758              37,072              18,422
                                                            -----------------------------------------------------------------------
       Net increase (decrease) in net assets ...........       58,452,350       (11,380,254)        824,671,438         144,182,017
Net assets:
 Beginning of year .....................................      147,850,029       159,230,283       2,078,558,123       1,934,376,106
                                                            -----------------------------------------------------------------------
 End of year ...........................................    $ 206,302,379     $ 147,850,029     $ 2,903,229,561     $ 2,078,558,123
                                                            =======================================================================
Undistributed net investment income included in
 net assets:
  End of year ..........................................    $          --     $          --     $     3,309,364     $            --
                                                            =======================================================================


                         Annual Report | See notes to financial statements. | 89

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                        ---------------------------------------------------------------------------
                                                                 FRANKLIN SMALL CAP                   RANKLIN SMALL-MID CAP
                                                                   GROWTH FUND II                           GROWTH FUND
                                                        ---------------------------------------------------------------------------
                                                                YEAR ENDED APRIL 30,                   YEAR ENDED APRIL 30,
                                                              2006                2005                2006                2005
                                                        ---------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .....................    $    (9,203,931)    $   (13,576,520)    $    (4,414,772)    $   (27,517,128)
  Net realized gain (loss) from investments and
   foreign currency transactions ...................        153,433,848         143,434,247         978,462,440         784,604,017
  Net change in unrealized appreciation
   (depreciation) on investments ...................        205,294,990        (114,371,123)      1,138,414,709        (289,130,102)
                                                        ---------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ...................        349,524,907          15,486,604       2,112,462,377         467,956,787
                                                        ---------------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A .........................................                 --                  --          (7,827,908)                 --
   Class R .........................................                 --                  --             (49,576)                 --
   Advisor Class ...................................                 --                  --          (2,541,576)                 --
                                                        ---------------------------------------------------------------------------
 Total distributions to shareholders ...............                 --                  --         (10,419,060)                 --
                                                        ---------------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A .........................................       (270,933,948)       (154,630,443)     (1,867,554,403)     (1,132,754,446)
   Class B .........................................        (22,332,447)        (17,538,958)         (3,374,069)          4,360,345
   Class C .........................................        (38,628,324)        (37,234,680)       (100,224,044)       (144,750,592)
   Class R .........................................            562,893            (183,822)         22,534,840          10,639,889
   Advisor Class ...................................         15,411,822          21,541,213         308,008,942          13,620,527
                                                        ---------------------------------------------------------------------------
 Total capital share transactions ..................       (315,920,004)       (188,046,690)     (1,640,608,734)     (1,248,884,277)
                                                        ---------------------------------------------------------------------------
 Redemption fees ...................................              2,423               2,869              49,246              69,252
                                                        ---------------------------------------------------------------------------
      Net increase (decrease) in net assets ........         33,607,326        (172,557,217)        461,483,829        (780,858,238)
 Net assets:
 Beginning of year .................................      1,273,896,003       1,446,453,220       7,724,731,425       8,505,589,663
                                                        ---------------------------------------------------------------------------
 End of year .......................................    $ 1,307,503,329     $ 1,273,896,003     $ 8,186,215,254     $ 7,724,731,425
                                                        ===========================================================================
Undistributed net investment income included in
 net assets:
  End of year ......................................    $            --     $            --     $            --     $    10,412,560
                                                        ===========================================================================


90 | See notes to financial statements. | Annual Report

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series. All funds included in this report (the Funds) are diversified, except the Franklin Flex Cap Growth Fund. The financial statements of the remaining funds in the series are presented separately. The Funds offer five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective July 9, 2002, the Franklin Small Cap Growth Fund II was closed to new investors.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value. Short term investments are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                                                              Annual Report | 91

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

Certain funds may enter into repurchase agreements. Repurchase agreements are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Certain funds may also enter into joint repurchase agreements whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. Repurchase agreements are valued at cost. At April 30, 2006, all repurchase agreements held by the funds had been entered into on April 28, 2006.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


92 | Annual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SECURITIES LENDING

Certain funds loan securities to certain brokers through a securities lending agent for which they received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short term instruments as noted in the Statements of Investments. The funds receive interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The funds bear the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the funds in the case of default of any securities borrower.

F. INCOME TAXES

No provision has been made for U.S. income taxes because each fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of their operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Distributions received by the Trust from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.


                                                              Annual Report | 93

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date (30 days or less prior to June 1, 2004 for the Franklin Small Cap Growth Fund II and the Franklin Small-Mid Cap Growth Fund). The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                   ----------------------------------------------------------------
                                             FRANKLIN                           FRANKLIN
                                      AGGRESSIVE GROWTH FUND             FLEX CAP GROWTH FUND
                                   ----------------------------------------------------------------
                                     SHARES            AMOUNT           SHARES            AMOUNT
                                   ----------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2006
 Shares sold ....................   1,938,786      $ 32,103,821       17,172,117      $ 670,049,863
 Shares redeemed ................  (1,768,839)      (28,262,082)     (11,098,789)      (438,766,233)
                                   ----------------------------------------------------------------
 Net increase (decrease) ........     169,947      $  3,841,739        6,073,328      $ 231,283,630
                                   ================================================================
Year ended April 30, 2005
 Shares sold ....................   1,232,860      $ 16,815,210        9,680,502      $ 342,784,116
 Shares redeemed ................  (2,106,694)      (28,311,724)     (10,138,711)      (355,876,707)
                                   ----------------------------------------------------------------
 Net increase (decrease) ........    (873,834)     $(11,496,514)        (458,209)     $ (13,092,591)
                                   ================================================================


94 | Annual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                     ----------------------------------------------------------------
                                                               FRANKLIN                            FRANKLIN
                                                        AGGRESSIVE GROWTH FUND               FLEX CAP GROWTH FUND
                                                     ----------------------------------------------------------------
                                                        SHARES          AMOUNT              SHARES          AMOUNT
                                                     ----------------------------------------------------------------
CLASS B SHARES:
Year ended April 30, 2006
 Shares sold ....................................       100,932      $  1,636,541           275,686      $ 10,465,446
 Shares redeemed ................................      (310,393)       (4,706,345)         (751,776)      (28,086,733)
                                                     ----------------------------------------------------------------
 Net increase (decrease) ........................      (209,461)     $ (3,069,804)         (476,090)     $(17,621,287)
                                                     ================================================================
Year ended April 30, 2005
 Shares sold ....................................       168,584      $  2,203,100           538,201      $ 18,051,032
 Shares redeemed ................................      (324,292)       (4,276,176)         (642,071)      (21,646,962)
                                                     ----------------------------------------------------------------
 Net increase (decrease) ........................      (155,708)     $ (2,073,076)         (103,870)     $ (3,595,930)
                                                     ================================================================
CLASS C SHARES:
Year ended April 30, 2006
 Shares sold ....................................       386,316      $  6,242,267         2,690,646      $100,933,769
 Shares redeemed ................................      (508,287)       (7,804,824)       (1,852,778)      (69,453,095)
                                                     ----------------------------------------------------------------
 Net increase (decrease) ........................      (121,971)     $ (1,562,557)          837,868      $ 31,480,674
                                                     ================================================================
Year ended April 30, 2005
 Shares sold ....................................       249,194      $  3,255,629         1,604,564      $ 54,440,891
 Shares redeemed ................................      (809,895)      (10,543,137)       (1,966,987)      (66,203,441)
                                                     ----------------------------------------------------------------
 Net increase (decrease) ........................      (560,701)     $ (7,287,508)         (362,423)     $(11,762,550)
                                                     ================================================================
CLASS R SHARES:
Year ended April 30, 2006
 Shares sold ....................................       118,991      $  1,953,202           769,708      $ 29,699,435
 Shares redeemed ................................       (63,311)       (1,030,310)         (573,698)      (22,640,313)
                                                     ----------------------------------------------------------------
 Net increase (decrease) ........................        55,680      $    922,892           196,010      $  7,059,122
                                                     ================================================================
Year ended April 30, 2005
 Shares sold ....................................       134,439      $  1,799,280         1,038,716      $ 36,498,408
 Shares redeemed ................................       (45,539)         (601,749)         (403,277)      (14,147,147)
                                                     ----------------------------------------------------------------
 Net increase (decrease) ........................        88,900      $  1,197,531           635,439      $ 22,351,261
                                                     ================================================================
ADVISOR CLASS SHARES:
Year ended April 30, 2006
 Shares sold ....................................     1,942,749      $ 32,580,594         2,970,779      $118,604,130
 Shares redeemed ................................    (1,649,650)      (27,613,083)          (67,870)       (2,773,004)
                                                     ----------------------------------------------------------------
 Net increase (decrease) ........................       293,099      $  4,967,511         2,902,909      $115,831,126
                                                     ================================================================
Year ended April 30, 2005 a
 Shares sold ....................................       242,685      $  3,334,333         2,018,257      $ 73,920,574
 Shares redeemed ................................      (321,388)       (4,370,524)           (2,394)          (86,926)
                                                     ----------------------------------------------------------------
 Net increase (decrease) ........................       (78,703)     $ (1,036,191)        2,015,863      $ 73,833,648
                                                     ================================================================


                                                              Annual Report | 95

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                   ---------------------------------------------------------------------
                                                              FRANKLIN                             FRANKLIN
                                                      SMALL CAP GROWTH FUND II           SMALL-MID CAP GROWTH FUND
                                                   ---------------------------------------------------------------------
                                                       SHARES           AMOUNT           SHARES               AMOUNT
                                                   ---------------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2006
 Shares sold .............................           9,784,344      $ 122,342,429       33,346,377       $ 1,232,434,700
 Shares issued in reinvestment
  of distributions .......................                  --                 --          179,810             6,881,342
 Shares redeemed .........................         (31,930,047)      (393,276,377)     (83,856,206)       (3,106,870,445)
                                                   ---------------------------------------------------------------------
 Net increase (decrease) .................         (22,145,703)     $(270,933,948)     (50,330,019)      $(1,867,554,403)
                                                   =====================================================================
Year ended April 30, 2005
 Shares sold .............................          15,269,135      $ 166,066,954       42,423,181       $ 1,329,416,397
 Shares redeemed .........................         (29,402,084)      (320,697,397)     (78,191,573)       (2,462,170,843)
                                                   ---------------------------------------------------------------------
 Net increase (decrease) .................         (14,132,949)     $(154,630,443)     (35,768,392)      $(1,132,754,446)
                                                   =====================================================================
CLASS B SHARES:
Year ended April 30, 2006
 Shares sold .............................              34,472      $     422,616          100,910       $     3,688,056
 Shares redeemed .........................          (1,905,363)       (22,755,063)        (197,349)           (7,062,125)
                                                   ---------------------------------------------------------------------
 Net increase (decrease) .................          (1,870,891)     $ (22,332,447)         (96,439)      $    (3,374,069)
                                                   =====================================================================
Year ended April 30, 2005
 Shares sold .............................             142,615      $   1,499,723          298,767       $     9,156,433
 Shares redeemed .........................          (1,790,441)       (19,038,681)        (156,836)           (4,796,088)
                                                   ---------------------------------------------------------------------
 Net increase (decrease) .................          (1,647,826)     $ (17,538,958)         141,931       $     4,360,345
                                                   =====================================================================
CLASS C SHARES:
Year ended April 30, 2006
 Shares sold .............................             397,650      $   4,745,136        1,384,453       $    48,881,333
 Shares redeemed .........................          (3,613,785)       (43,373,460)      (4,281,748)         (149,105,377)
                                                   ---------------------------------------------------------------------
 Net increase (decrease) .................          (3,216,135)     $ (38,628,324)      (2,897,295)      $  (100,224,044)
                                                   =====================================================================
Year ended April 30, 2005
 Shares sold .............................             721,864      $   7,652,478        1,664,298       $    50,085,764
 Shares redeemed .........................          (4,215,413)       (44,887,158)      (6,482,845)         (194,836,356)
                                                   ---------------------------------------------------------------------
 Net increase (decrease) .................          (3,493,549)     $ (37,234,680)      (4,818,547)      $  (144,750,592)
                                                   =====================================================================
CLASS R SHARES:
Year ended April 30, 2006
 Shares sold .............................             108,115      $   1,365,015        1,358,151       $    49,581,778
 Shares issued in reinvestment
  of distributions .......................                  --                 --            1,277                48,392
 Shares redeemed .........................             (64,636)          (802,122)        (754,871)          (27,095,330)
                                                   ---------------------------------------------------------------------
 Net increase (decrease) .................              43,479      $     562,893          604,557       $    22,534,840
                                                   =====================================================================
Year ended April 30, 2005
 Shares sold .............................             199,611      $   2,183,942          965,638       $    30,392,161
 Shares redeemed .........................            (215,963)        (2,367,764)        (624,840)          (19,752,272)
                                                   ---------------------------------------------------------------------
 Net increase (decrease) .................             (16,352)     $    (183,822)         340,798       $    10,639,889
                                                   =====================================================================


96 | Annual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                       --------------------------------------------------------------
                                                                 FRANKLIN                        FRANKLIN
                                                         SMALL CAP GROWTH FUND II        SMALL-MID CAP GROWTH FUND
                                                       --------------------------------------------------------------
                                                          SHARES          AMOUNT          SHARES            AMOUNT
                                                       --------------------------------------------------------------
ADVISOR CLASS SHARES:
Year ended April 30, 2006
 Shares sold .................................          4,863,208     $ 60,972,247      14,278,979      $ 527,317,204
 Shares issued in reinvestment
  of distributions ...........................                 --               --          42,059          1,628,949
 Shares redeemed .............................         (3,573,788)     (45,560,425)     (5,871,385)      (220,937,211)
                                                       --------------------------------------------------------------
 Net increase (decrease) .....................          1,289,420     $ 15,411,822       8,449,653      $ 308,008,942
                                                       ==============================================================
Year ended April 30, 2005
 Shares sold .................................          4,549,795     $ 49,882,770       4,597,299      $ 148,878,750
 Shares redeemed .............................         (2,534,202)     (28,341,557)     (4,311,876)      (135,258,223)
                                                       --------------------------------------------------------------
 Net increase (decrease) .....................          2,015,593     $ 21,541,213         285,423      $  13,620,527
                                                       ==============================================================

a For the period August 2, 2004 (effective date) to April 30, 2005 for the Franklin Flex Cap Growth Fund.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                    AFFILIATION
------------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                            Investment manager
Franklin Templeton Services, LLC (FT Services)                                Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                          Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)                 Transfer agent

A. MANAGEMENT FEES

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

--------------------------------------------------------------------------------
 ANNUALIZED FEE RATE         NET ASSETS
--------------------------------------------------------------------------------
       0.625%                Up to and including $100 million
       0.500%                Over $100 million, up to and including $250 million
       0.450%                Over $250 million, up to and including $10 billion
       0.440%                Over $10 billion, up to and including $12.5 billion
       0.420%                Over $12.5 billion, up to and including $15 billion
       0.400%                In excess of $15 billion


                                                              Annual Report | 97

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Aggressive Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
 ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
        0.500%            Up to and including $500 million
        0.400%            Over $500 million, up to and including $1 billion
        0.350%            Over $1 billion, up to and including $1.5 billion
        0.300%            Over $1.5 billion, up to and including $6.5 billion
        0.275%            Over $6.5 billion, up to and including $11.5 billion
        0.250%            Over $11.5 billion, up to and including $16.5 billion
        0.240%            Over $16.5 billion, up to and including $19 billion
        0.230%            Over $19 billion, up to and including $21.5 billion
        0.220%            In excess of $21.5 billion

The Franklin Small Cap Growth Fund II pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
 ANNUALIZED FEE RATE           NET ASSETS
--------------------------------------------------------------------------------
        0.550%            Up to and including $500 million
        0.450%            Over $500 million, up to and including $1 billion
        0.400%            Over $1 billion, up to and including $1.5 billion
        0.350%            Over $1.5 billion, up to and including $6.5 billion
        0.325%            Over $6.5 billion, up to and including $11.5 billion
        0.300%            Over $11.5 billion, up to and including $16.5 billion
        0.290%            Over $16.5 billion, up to and including $19 billion
        0.280%            Over $19 billion, up to and including $21.5 billion
        0.270%            In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Franklin Aggressive Growth Fund and the Franklin Small Cap Growth Fund II pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.


98 | Annual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of its average daily net assets as follows:

                                                  -----------------------------------------------
                                                    FRANKLIN        FRANKLIN           FRANKLIN
                                                   AGGRESSIVE       FLEX CAP        SMALL-MID CAP
                                                  GROWTH FUND     GROWTH FUND        GROWTH FUND
                                                  -----------------------------------------------
Class A ........................................     0.35%           0.25%              0.25%

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                                  ------------------------------------------------------------
                                                    FRANKLIN       FRANKLIN        FRANKLIN         FRANKLIN
                                                   AGGRESSIVE      FLEX CAP       SMALL CAP      SMALL-MID CAP
                                                  GROWTH FUND     GROWTH FUND   GROWTH FUND II    GROWTH FUND
                                                  ------------------------------------------------------------
Class A ........................................        --             --            0.35%              --
Class B ........................................      1.00%          1.00%           1.00%           1.00%
Class C ........................................      1.00%          1.00%           1.00%           1.00%
Class R ........................................      0.50%          0.50%           0.50%           0.50%

The Franklin Small Cap Growth Fund II pays Distributors up to 0.35% when the fund is open to new investors and up to 0.25% when the fund is closed to new investors.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                  ------------------------------------------------------------
                                                   FRANKLIN      FRANKLIN         FRANKLIN         FRANKLIN
                                                  AGGRESSIVE     FLEX CAP         SMALL CAP     SMALL-MID CAP
                                                  GROWTH FUND   GROWTH FUND    GROWTH FUND II    GROWTH FUND
                                                 -------------------------------------------------------------
Net sales charges received a ...................    $61,866      $1,364,718        $ 28,246        $463,149
Contingent deferred sales charges
 retained ......................................    $39,329      $  291,116        $194,317        $112,294

a Net of commissions paid to unaffiliated broker/dealers.


                                                              Annual Report | 99

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                                                    ---------------------------------------------------------------
                                                      FRANKLIN        FRANKLIN         FRANKLIN         FRANKLIN
                                                     AGGRESSIVE       FLEX CAP        SMALL CAP       SMALL-MID CAP
                                                    GROWTH FUND      GROWTH FUND    GROWTH FUND II     GROWTH FUND
                                                    ---------------------------------------------------------------
Transfer agent fees ......................            $532,480       $3,480,960       $1,345,393       $8,900,857

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended April 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At April 30, 2006, the Funds had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended April 30, 2006, the Franklin Aggressive Growth Fund, the Franklin Flex Cap Growth Fund, the Franklin Small Cap Growth Fund II and the Franklin Small-Mid Cap Growth Fund utilized $27,747,087, $173,706,086, $118,506,075 and $570,376,031, respectively, of capital loss carryforwards. At April 30, 2006, the capital loss carryforwards were as follows:

                                                                -------------------------------
                                                                  FRANKLIN           FRANKLIN
                                                                 AGGRESSIVE          FLEX CAP
                                                                GROWTH FUND         GROWTH FUND
                                                                -------------------------------
Capital loss carryforwards expiring in:
   2010 ....................................................    $104,367,891       $  1,323,283
   2011 ....................................................      47,112,100        191,041,838
                                                                -------------------------------
                                                                $151,479,991       $192,365,121
                                                                ===============================

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2006, the Franklin Aggressive Growth Fund, the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund deferred realized currency losses of $3,323, $564 and $8,602, respectively.


100 | Annual Report

Franklin Strategic Series

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended April 30, 2006 and 2005 was as follows:

                                                        ---------------------------
                                                                   FRANKLIN
                                                                 SMALL-MID CAP
                                                                  GROWTH FUND
                                                        ---------------------------
                                                            2006             2005
                                                        ---------------------------
Distributions paid from ordinary income .............   $10,419,060         $    --

At April 30, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                                                  ----------------------------------------
                                                                                    FRANKLIN                   FRANKLIN
                                                                                   AGGRESSIVE                  FLEX CAP
                                                                                   GROWTH FUND               GROWTH FUND
                                                                                  ----------------------------------------
Cost of investments ...................................................           $ 168,045,736            $ 2,301,502,572
                                                                                  ========================================
                                                                                  $  43,185,942            $   766,360,532
Unrealized depreciation ...............................................              (1,285,481)               (38,063,509)
                                                                                  ----------------------------------------
Net unrealized appreciation (depreciation) ............................           $  41,900,461            $   728,297,023
                                                                                  ========================================
Distributable earnings - undistributed ordinary income ................           $          --            $     3,309,364
                                                                                  ========================================

                                                                                  ----------------------------------------
                                                                                     FRANKLIN                 FRANKLIN
                                                                                     SMALL CAP              SMALL-MID CAP
                                                                                  GROWTH FUND II             GROWTH FUND
                                                                                  ----------------------------------------
Cost of investments ...................................................           $ 978,717,670            $ 6,881,734,912
                                                                                  ========================================
Unrealized appreciation ...............................................           $ 387,291,160            $ 2,222,949,794
Unrealized depreciation ...............................................             (37,414,242)              (274,743,218)
                                                                                  ----------------------------------------
Net unrealized appreciation (depreciation) ............................           $ 349,876,918            $ 1,948,206,576
                                                                                  ========================================

Distributable earnings - undistributed long term capital gains ........           $  34,697,237            $   408,970,885
                                                                                  ========================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


                                                             Annual Report | 101

Franklin Strategic Series

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2006, were as follows:

                              --------------------------------------------------------------------------
                                FRANKLIN                FRANKLIN           FRANKLIN           FRANKLIN
                               AGGRESSIVE               FLEX CAP           SMALL CAP       SMALL-MID CAP
                               GROWTH FUND             GROWTH FUND      GROWTH FUND II      GROWTH FUND
                              --------------------------------------------------------------------------
Purchases ................    $310,868,570           $2,016,137,827      $564,152,123     $3,193,761,709
Sales ....................    $301,335,655           $1,603,728,327      $871,236,328     $5,014,724,372

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

At April 30, 2006, investments in securities included issues that are restricted under the Securities Act of 1933 (the 1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. The Funds have registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.

At April 30, 2006, the Funds held investments in restricted securities, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

----------------------------------------------------------------------------------------------------------------
                                                                     ACQUISITION
SHARES          ISSUER                                                   DATE             COST          VALUE
----------------------------------------------------------------------------------------------------------------
FRANKLIN FLEX CAP GROWTH FUND
       145,772  Anda Networks, cvt. pfd., D .....................      3/24/00       $ 2,000,000     $    65,131
     2,227,171  Fibrogen Inc., cvt. pfd., E .....................      5/19/00         9,999,998      15,256,121
       772,727  Masimo Corp., cvt. pfd., F ......................      5/15/00         8,499,997      12,749,995
                                                                                                     -----------
                  TOTAL RESTRICTED SECURITIES (0.97% of Net Assets) ............................     $28,071,247
                                                                                                     ===========
FRANKLIN SMALL-MID CAP GROWTH FUND
       364,431  Anda Networks, cvt, pfd., D .....................      3/24/00       $ 5,000,000     $   162,828
     1,792,573  Foveon Inc., cvt. pfd., D, 144A .................      4/08/02        13,999,995         201,665
     2,597,593  Foveon Inc., cvt. pfd., E, 144A .................      5/31/05         2,635,024       2,635,024
       682,128  Mirapoint Inc., 144A ............................      9/09/99         4,999,998              --
       301,660  Mirapoint Inc., pfd. ............................      7/07/05           561,391         561,389
                                                                                                     -----------
                  TOTAL RESTRICTED SECURITIES (0.04% of Net Assets) ............................     $ 3,560,906
                                                                                                     ===========


102 | Annual Report

Franklin Strategic Series

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund at April 30, 2006 were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                                   NUMBER                            NUMBER
                                                 OF SHARES                         OF SHARES
                                                  HELD AT                           HELD AT                                REALIZED
                                                 BEGINNING    GROSS      GROSS      END OF       VALUE AT    INVESTMENT    CAPITAL
NAME OF ISSUER                                    OF YEAR   ADDITIONS  REDUCTIONS    YEAR      END OF YEAR     INCOME    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN FLEX CAP GROWTH FUND
NON-CONTROLLED AFFILIATES
SunPower Corp., A ...........................           --    500,000          --    500,000   $ 19,210,000  $       --  $        --
                                                                                               -------------------------------------
TOTAL AFFILIATED SECURITIES (0.66% OF NET ASSETS) ..........................................   $ 19,210,000  $       --  $        --
                                                                                               =====================================
FRANKLIN SMALL-MID CAP GROWTH FUND
NON-CONTROLLED AFFILIATES
Advanced Neuromodulations Systems Inc. ......    1,281,200    100,000   1,381,200         --   $         --  $       --  $32,706,046
Cabot Corp. .................................    3,232,600         --   1,990,500  1,242,100              a     890,912    8,104,429
Gibraltar Industries Inc. ...................    1,785,650         --   1,785,650         --             --     168,491    8,645,628
Stereotaxis Inc. ............................    1,463,200         --          --  1,463,200              a          --           --
Tektronix Inc. ..............................    4,865,900         --     205,600  4,660,300    164,601,796   1,155,480    1,108,892
                                                                                               -------------------------------------
TOTAL AFFILIATED SECURITIES (2.01% OF NET ASSETS) ..........................................   $164,601,796  $2,214,883  $50,564,995
                                                                                               =====================================

a As of April 30, 2006, no longer an affiliate.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March 2005. The SEC has not yet approved the distribution plans pertaining to the August 2, 2004 SEC Order or the December 13, 2004 SEC Order. However, subsequent to April 30, 2006,


                                                             Annual Report | 103

Franklin Strategic Series

10. REGULATORY MATTERS (CONTINUED)

the SEC published the IDC's distribution plan pertaining to the December 13, 2004 SEC Order for public comment. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of those orders.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


104 | Annual Report

Franklin Strategic Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Aggressive Growth Fund, Franklin Flex Cap Growth Fund, Franklin Small Cap Growth Fund II and Franklin Small-Mid Cap Growth Fund (separate portfolios of Franklin Strategic Series, hereafter referred to as the "Funds") at April 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 13, 2006


                                                             Annual Report | 105

Franklin Strategic Series

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended April 30, 2006:

                        -----------------------------------------
                           FRANKLIN                   FRANKLIN
                           SMALL CAP               SMALL-MID CAP
                        GROWTH FUND II              GROWTH FUND
                        -----------------------------------------
                          $34,697,237               $408,977,385

Under Section 854(b)(2) of the Code (Code), the Franklin Flex Cap Growth Fund designates the maximum allowable amount but no less $17,238,597 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2006.

In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871 (k)(1)(C) of the Code, the Franklin Flex Cap Growth Fund designates the maximum amount allowable but no less than $523,823 as interest related dividends for purpose of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2006.

Under Section 854(b)(2) of the Code, the Franklin Small-Mid Cap Growth Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2006.


106 | Annual Report

Franklin Strategic Series

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION      TIME SERVED    BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)             Trustee       Since 1991     141                        Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                        company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)          Trustee       Since 1991     142                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)             Trustee       Since 1998     137                        Director, Hess Corporation (formerly,
One Franklin Parkway                                                                        Amerada Hess Corporation) (explo-
San Mateo, CA 94403-1906                                                                    ration and refining of oil and gas),
                                                                                            H.J. Heinz Company (processed foods
                                                                                            and allied products), RTI International
                                                                                            Metals, Inc. (manufacture and distri-
                                                                                            bution of titanium), Canadian National
                                                                                            Railway (railroad), and White
                                                                                            Mountains Insurance Group, Ltd.
                                                                                            (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)            Trustee       Since 1991           115                  Director, Center for Creative Land
One Franklin Parkway                                                                        Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 107

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION      TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)            Trustee       Since 1992       141                        Director, Martek Biosciences
One Franklin Parkway                                                                          Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                      (biotechnology), and Overstock.com
                                                                                              (Internet services); and FORMERLY,
                                                                                              Director, MCI Communication
                                                                                              Corporation (subsequently known as
                                                                                              MCI WorldCom, Inc. and WorldCom,
                                                                                              Inc.) (communications services)
                                                                                              (1988-2002), White Mountains
                                                                                              Insurance Group, Ltd. (holding com-
                                                                                              pany) (1987-2004) and Spacehab,
                                                                                              Inc. (aerospace services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)               Trustee       Since February   38                         None
One Franklin Parkway                              2006
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and
Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc.
(airlines) (1990-1992); Vice President and Partner, Bain & Company (1986-1990); and served on private and non-profit boards.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION      TIME SERVED       BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)         Trustee and   Trustee since     141                       None
One Franklin Parkway                Chairman of   1991 and
San Mateo, CA 94403-1906            the Board     Chairman of the
                                                  Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


108 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)       Trustee,         Trustee since 1991   124                          None
One Franklin Parkway                  President and    and President and
San Mateo, CA 94403-1906              Chief Executive  Chief Executive
                                      Officer -        Officer -
                                      Investment       Investment
                                      Management       Management since
                                                       2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)                Vice President   Since 1991           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)                 Chief            Chief Compliance     Not Applicable               Not Applicable
One Franklin Parkway                  Compliance       Officer since
San Mateo, CA 94403-1906              Officer and      2004 and Vice
                                      Vice President   President - AML
                                      - AML            Compliance since
                                      Compliance       February 2006
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)                Treasurer        Since 2004           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)               Senior Vice      Since 2002           Not Applicable               Not Applicable
500 East Broward Blvd.                President and
Suite 2100                            Chief Executive
Fort Lauderdale, FL 33394-3091        Officer -
                                      Finance and
                                      Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 109

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED        BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)                  Vice President   Since 2000         Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)               Vice President   Since 2000         Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)             Vice President   Since 2000         Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Franklin Advisers, Inc.; officer and/or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)        Vice President   Since 2000         Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)              Vice President   Vice President     Not Applicable                 Not Applicable
One Franklin Parkway                  and Secretary    since February
San Mateo, CA 94403-1906                               2006 and
                                                       Secretary since
                                                       April 2006
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and
officer of 31 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


110 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED        BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)                  Vice President   Since October      Not Applicable                 Not Applicable
One Franklin Parkway                                   2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)                Chief Financial  Since 2004         Not Applicable                 Not Applicable
500 East Broward Blvd.                Officer and
Suite 2100                            Chief
Fort Lauderdale, FL 33394-3091        Accounting
                                      Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                             Annual Report | 111

Franklin Strategic Series

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 18, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the 12 separate funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board,


112 | Annual Report

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best-execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance, or that of its Class A shares for those having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2006, and previous periods ended that date of up to ten years depending on when a particular Fund commenced operations. The following summarizes the performance results for each of the Funds and the Board's view of such performance.

FRANKLIN AGGRESSIVE GROWTH FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report comparison showed the Fund's total return for the one-year period, and on an annualized basis during the previous three-year period to be in the highest quintile of such performance universe, and to be in the middle quintile of such universe for the previous annualized five-year period. The Fund has not been in operation for a full ten-year period. The Board was satisfied with such performance.

FRANKLIN FLEX CAP GROWTH FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report showed the Fund's total return to be in the second-lowest quintile of such performance universe for the one-year period. Such report also showed the Fund's total return on an annualized basis to be


                                                             Annual Report | 113

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

in the middle quintile of the performance universe during the previous three-year period, the second-highest quintile during the previous five-year period, and the highest quintile during the previous ten-year period. The Board was satisfied with such performance noting the Fund's focus on higher-quality companies and that its total return as shown in the Lipper report exceeded 15% for the one-year period.

FRANKLIN SMALL CAP GROWTH FUND II - The performance universe for this Fund consisted of the Fund and all retail and institutional small cap growth funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return to be in the second-lowest quintile of such performance universe during the one-year period. The Fund's operations cover a five-year period and the report showed its total return on an annualized basis for each of the two-, three-, four- and five-year periods to be in the middle quintile of such performance universe. The Board found such performance to be acceptable noting that the Fund's total return for the one-year period exceeded 17% as shown in the Lipper report.

FRANKLIN SMALL-MID CAP GROWTH FUND - The performance universe for this Fund consisted of all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return during the one-year period was in the second-lowest quintile of such performance universe. The report also showed the Fund's total return on an annualized basis was in the middle quintile of such universe during the previous three-year period, the second-lowest quintile during the previous five-year period, and the second-highest quintile for the previous ten-year period. The Board was satisfied with the Fund's performance, noting its 20% total return for the one-year period as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report for each Fund. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for fund Class A shares for those Funds with multiple share classes. The results of such expense comparisons showed the effective management fee rates and actual total expenses for each of Franklin Flex Cap Growth Fund and Franklin Small-Mid Cap Growth Fund were in the least expensive quintile of their respective Lipper expense groups. The effective management fee rates and actual total expenses for Franklin Small Cap Growth Fund II


114 | Annual Report

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

were in the least or second least expensive quintile of its respective Lipper expense group. The effective management fee rate for Franklin Aggressive Growth Fund was in the second least expensive quintile of its Lipper expense group while its actual total expenses were in the middle quintile of such expense group. The Board was satisfied with the management fees and total expenses of each Fund in comparison to its expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.


                                                             Annual Report | 115

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that in the case of the Funds, economies of scale were shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreements for the Funds contained breakpoints that continued to asset levels that far exceeded their asset size at December 31, 2005. In view of such structure and the favorable fee and expense comparisons of these Funds within their respective expense groups, the Board believed that to the extent economies of scale may be realized by the Manager of these Funds and its affiliates, that there was a sharing of benefits with each of these Funds and their shareholders

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


116 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
Allocation Fund
Franklin Templeton Founding Funds Allocation
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
 Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income  Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05
                                                   Not part of the annual report

   [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632 -2301

Authorized for distribution only when accompanied or preceded by a prospectus . Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS1 A2006 06/06





                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                                  APRIL 30, 2006
--------------------------------------------------------------------------------

                                                Franklin Biotechnology
                                                Discovery Fund

                                                Franklin Global
                                                Communications Fund

                                                Franklin Global Health Care Fund

                                                Franklin Natural Resources Fund

                                                Franklin Technology Fund

--------------------------------------------------------------------------------
            ANNUAL REPORT AND SHAREHOLDER LETTER                SECTOR
--------------------------------------------------------------------------------

                                                          WANT TO RECEIVE
                                                          THIS DOCUMENT
                                                          FASTER VIA EMAIL?
               FRANKLIN STRATEGIC SERIES
                                                          Eligible shareholders
                                                          can sign up for
                                                          eDelivery at
                                                          franklintempleton.com.
                                                          See inside for
                                                          details.

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              FRANKLIN TEMPLETON INVESTMENTS

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER .........................................................   1

ANNUAL REPORT

Economic and Market Overview ...............................................   3

Franklin Biotechnology Discovery Fund.......................................   5

Franklin Global Communications Fund.........................................  12

Franklin Global Health Care Fund............................................  22

Franklin Natural Resources Fund.............................................  30

Franklin Technology Fund ...................................................  40

Financial Highlights and Statements of Investments .........................  50

Financial Statements........................................................  81

Notes to Financial Statements ..............................................  90

Report of Independent Registered Public Accounting Firm..................... 105

Tax Designation ............................................................ 106

Board Members and Officers.................................................. 108

Shareholder Information..................................................... 113

--------------------------------------------------------------------------------
ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended April 30, 2006, the U.S. economy advanced at a modest pace. In fourth quarter 2005, gross domestic product growth slowed due to several factors including declines in vehicle sales and defense spending. Furthermore, slower export growth combined with greater demand for imported goods and materials fueled a widening trade deficit. Economic growth picked up again in first quarter 2006, driven by consumer, business and government spending.

The labor market firmed as employment increased in most states and the unemployment rate dropped from 5.1% to 4.7%. 1 Although labor costs increased during the reporting period, hiring rebounded in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential supply disruptions and strong growth in global demand, especially from China and India. Gasoline, medical and pharmacy costs climbed substantially. Consumer confidence and spending remained surprisingly strong but could weaken with the impact of higher prices and slowing home-price appreciation. The core Consumer Price Index (CPI) rose 2.3% for the 12 months ended April 30, 2006, which was higher than the 2.2% 10-year average. 2

The Federal Reserve Board (Fed) raised the federal funds target rate from 2.75% to 4.75% in eight quarter-point steps. The effects of the Fed's credit-tightening campaign cooled the housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens and historically high gas prices. When Fed Chairman Ben Bernanke indicated the Fed might pause its rate tightening at some future meeting, the stock market rallied.

1.    Source: Bureau of Labor Statistics.

2. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


                                                               Annual Report | 3

In this environment, the blue chip stocks of the Dow Jones Industrial Average reached a six-year high in April and posted a 12-month total return of +14.17%. 3 The broader Standard & Poor's 500 Index (S&P 500) and the technology-heavy NASDAQ Composite Index returned +15.41% and +21.89%. 4 Small company stocks outperformed their large-capitalization counterparts, and technology stocks saw their biggest resurgence since 2003. Energy and materials stocks also performed well.

3. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

4. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


4 | Annual Report

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Biotechnology Discovery Fund covers the fiscal year ended April 30, 2006.

PERFORMANCE OVERVIEW

Franklin Biotechnology Discovery Fund - Class A delivered a +22.50% cumulative total return for the 12 months under review. The Fund slightly underperformed its narrow benchmark, the NASDAQ Biotechnology Index, which returned +22.74% over the same period. 1 The Fund outperformed the broader market, as measured by the Standard & Poor's 500 Index (S&P 500) and NASDAQ Composite Index, which returned +15.41% and +21.89% for the 12-month period. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

The Fund is managed using a bottom-up approach to individual stock selection, with a focus on fundamental analysis and primary research. We look for biotechnology, biopharmaceutical and platform technology companies that possess products with favorable competitive profiles, large market opportunities and strong intellectual property, supported by thoughtful clinical and market development strategies. Our assessment of these products is based on extensive primary research and due diligence and includes, but is not limited to, a thorough review of medical literature, consultation of community and academic physicians, and attendance at scientific meetings and symposia. Additionally, we favor companies with excellent management, strong financial characteristics and attractive valuations.

1. Source: Standard & Poor's Micropal. The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The index was developed with a base value of 200 as of 11/1/93.

2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

      The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 51.


                                                               Annual Report | 5

PORTFOLIO BREAKDOWN

Franklin Biotechnology Discovery Fund Based on Total Net Assets as of 4/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

            Biotechnology                                        86.2%
            Other Pharmaceuticals                                 9.8%
            Medical Specialities                                  3.2%
            Short-Term Investments & Other Net Assets             0.8%

MANAGER'S DISCUSSION

Fund performance benefited from several holdings during the year under review. Celgene was the Fund's biggest absolute contributor to overall performance. The drug maker's stock rose 122% in value during the period on positive announcements for Revlimid, its lead pipeline compound that is being evaluated to treat various conditions. In May 2005, Celgene presented data that demonstrated improvement in multiple myeloma patients' median time-to-disease progression from 20.7 weeks on a placebo to 60.1 weeks with Revlimid. A regulatory filing to expand the use of Revlimid to treat multiple myeloma is currently under review. The drug was approved for the treatment of myelodysplastic syndromes (MDS) in December 2005.

Another significant contributor to absolute performance was Cubist Pharmaceuticals, which rose more than 150% in value during the period. In June 2005, the company announced positive results from a phase III study that evaluated its drug Cubicin in treating endocarditis and bacteremia infections. The results confirmed Cubicin's strong efficacy profile in also treating a more severe type of infection and significantly increased the drug's market potential. In March, a Food and Drug Administration (FDA) advisory committee recommended approval of the drug, which we anticipate later in 2006.

Adolor also contributed positively to performance. In February, the company announced positive data for its lead pipeline compound, Entereg. The drug was being studied in a phase III clinical trial for the treatment of post-operative ileus. Entereg improved the recovery time of gastrointestinal function following bowel resection surgery by 16 hours. We believe the positive results from this trial will support the company's new drug application and could lead to FDA approval in 2007. Adolor shares rose 165% in value during the period.

Sepracor was the biggest absolute detractor from performance during the Fund's fiscal year. Although the launch of Sepracor's insomnia treatment Lunesta would be considered a success by most standards, competitive issues weighed on the stock, which fell 26% in value during the period. Shortly after Lunesta's launch, Sanofi-Aventis introduced an extended release version of an older insomnia drug called Ambien CR. In addition, Medicare reimbursement pressure and generic competition threatened Sepracor's asthma drug Xopenex.

Shares of Nabi Biopharmaceuticals also negatively affected the Fund's performance. In November, the company announced negative data from a phase III trial evaluating Nabi's lead pipeline compound StaphVAX for the prevention of staphylococcus aureus infections in dialysis patients. Subsequently, the company terminated development of StaphVAX. The combination of these events significantly and negatively impacted the company's growth potential.


6 | Annual Report

Largely as a result, the stock declined 66% in value during the period. We sold our Nabi Biopharmaceuticals shares during the period.

Lastly, DOV Pharmaceutical fell in value 48% during the period. In April, the company announced results from the first phase III trial studying its drug bicifadine to treat chronic lower back pain. Unfortunately, bicifadine did not result in a statistically significant reduction of pain relative to a placebo. Because the trial failure signaled significant delay or termination of the bicifadine program, DOV Pharmaceutical's shares declined sharply after results were announced.

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]  /s/ Evan McCulloch

                 Evan McCulloch, CFA
                 Portfolio Manager
                 Franklin Biotechnology Discovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin Biotechnology Discovery Fund
4/30/06

----------------------------------------------------------------------------
COMPANY                                                           % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                          NET ASSETS
----------------------------------------------------------------------------
Celgene Corp.                                                           8.1%
 BIOTECHNOLOGY, U.S.
----------------------------------------------------------------------------
Amgen Inc.                                                              8.1%
 BIOTECHNOLOGY, U.S.
----------------------------------------------------------------------------
Genentech Inc.                                                          5.2%
 BIOTECHNOLOGY, U.S.
----------------------------------------------------------------------------
Genzyme Corp.                                                           5.2%
 BIOTECHNOLOGY, U.S.
----------------------------------------------------------------------------
MedImmune Inc.                                                          4.9%
 BIOTECHNOLOGY, U.S.
----------------------------------------------------------------------------
Gilead Sciences Inc.                                                    4.7%
 BIOTECHNOLOGY, U.S.
----------------------------------------------------------------------------
Biogen Idec Inc.                                                        4.4%
 BIOTECHNOLOGY, U.S.
----------------------------------------------------------------------------
Sepracor Inc.                                                           3.0%
 OTHER PHARMACEUTICALS, U.S.
----------------------------------------------------------------------------
The Medicines Co.                                                       2.6%
 BIOTECHNOLOGY, U.S.
----------------------------------------------------------------------------
Keryx Biopharmaceuticals Inc.                                           2.5%
 BIOTECHNOLOGY, U.S.
----------------------------------------------------------------------------


                                                               Annual Report | 7

PERFORMANCE SUMMARY AS OF 4/30/06

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FBDIX)                 CHANGE      4/30/06       4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$10.39       $56.44        $46.05
--------------------------------------------------------------------------------

PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE THE MAXIMUM SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                 1-YEAR      5-YEAR  INCEPTION (9/15/97)
--------------------------------------------------------------------------------
Cumulative Total Return 2              +22.50%      -2.37%       +131.11%
--------------------------------------------------------------------------------
Average Annual Total Return 3          +15.45%      -1.65%         +9.45%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4          $11,545      $9,201        $21,778
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 5     +26.22%      +2.87%        +10.45%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (9/1/97-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       FRANKLIN
                     BIOTECHNOLOGY                               NASDAQ
                       DISCOVERY                              BIOTECHNOLOGY
   DATE                  FUND               S&P 500 6           INDEX 6
------------        ---------------        ------------      ---------------
  9/15/1997            $ 9,423               $10,000              $10,000
  9/30/1997            $10,019               $10,274              $10,501
 10/31/1997            $ 9,668               $ 9,931              $ 9,868
 11/30/1997            $ 9,514               $10,390              $ 9,621
 12/31/1997            $ 8,774               $10,569              $ 9,305
  1/31/1998            $ 9,121               $10,685              $ 9,273
  2/28/1998            $ 9,665               $11,456              $ 9,668
  3/31/1998            $ 9,514               $12,042              $10,391
  4/30/1998            $10,156               $12,163              $10,157
  5/31/1998            $ 9,843               $11,954              $ 9,802
  6/30/1998            $ 8,932               $12,439              $ 9,738
  7/31/1998            $ 8,592               $12,307              $10,033
  8/31/1998            $ 6,678               $10,530              $ 7,828
  9/30/1998            $ 7,988               $11,204              $ 9,777
 10/31/1998            $ 8,660               $12,115              $10,594
 11/30/1998            $ 9,189               $12,849              $10,961
 12/31/1998            $ 9,715               $13,589              $13,425
  1/31/1999            $10,195               $14,157              $14,798
  2/28/1999            $ 9,365               $13,717              $13,931
  3/31/1999            $ 9,200               $14,265              $15,297
  4/30/1999            $ 8,992               $14,818              $13,955
  5/31/1999            $ 9,061               $14,468              $15,029
  6/30/1999            $ 9,957               $15,271              $15,571
  7/31/1999            $11,053               $14,795              $17,584
  8/31/1999            $12,064               $14,721              $19,290
  9/30/1999            $11,918               $14,318              $18,094
 10/31/1999            $12,148               $15,224              $18,401
 11/30/1999            $13,728               $15,533              $20,782
 12/31/1999            $19,227               $16,448              $27,070
  1/31/2000            $23,031               $15,621              $31,184
  2/29/2000            $35,831               $15,326              $45,321
  3/31/2000            $27,186               $16,824              $33,652
  4/30/2000            $23,270               $16,318              $29,249
  5/31/2000            $22,165               $15,984              $28,431
  6/30/2000            $31,095               $16,379              $37,353
  7/31/2000            $28,981               $16,123              $34,490
  8/31/2000            $34,969               $17,124              $41,841
  9/30/2000            $35,739               $16,220              $40,374
 10/31/2000            $32,238               $16,151              $37,089
 11/30/2000            $26,578               $14,879              $32,198
 12/31/2000            $28,183               $14,952              $33,294
  1/31/2001            $26,091               $15,482              $32,008
  2/28/2001            $23,767               $14,071              $29,543
  3/31/2001            $19,122               $13,180              $23,533
  4/30/2001            $22,307               $14,204              $27,996
  5/31/2001            $23,246               $14,299              $30,321
  6/30/2001            $24,338               $13,951              $31,110
  7/31/2001            $21,006               $13,814              $26,680
  8/31/2001            $21,327               $12,950              $26,955
  9/30/2001            $18,543               $11,904              $22,800
 10/31/2001            $20,694               $12,131              $26,515
 11/30/2001            $22,060               $13,061              $29,048
 12/31/2001            $22,412               $13,176              $27,899
  1/31/2002            $19,782               $12,984              $23,946
  2/28/2002            $18,728               $12,733              $22,875
  3/31/2002            $19,145               $13,212              $23,726
  4/30/2002            $16,493               $12,412              $19,996
  5/31/2002            $15,269               $12,321              $17,803
  6/30/2002            $13,528               $11,443              $15,658
  7/31/2002            $13,424               $10,551              $15,759
  8/31/2002            $12,783               $10,621              $15,021
  9/30/2002            $12,212               $ 9,467              $14,273
 10/31/2002            $13,080               $10,300              $15,701
 11/30/2002            $14,030               $10,905              $17,127
 12/31/2002            $12,891               $10,265              $15,253
  1/31/2003            $12,571               $ 9,997              $14,924
  2/28/2003            $12,435               $ 9,846              $14,717
  3/31/2003            $13,184               $ 9,941              $15,723
  4/30/2003            $14,381               $10,760              $17,625
  5/31/2003            $16,489               $11,327              $20,964
  6/30/2003            $16,107               $11,471              $20,635
  7/31/2003            $17,451               $11,674              $22,495
  8/31/2003            $17,462               $11,901              $22,743
  9/30/2003            $17,366               $11,775              $22,118
 10/31/2003            $17,466               $12,441              $21,958
 11/30/2003            $17,674               $12,550              $21,346
 12/31/2003            $18,505               $13,208              $22,230
  1/31/2004            $19,246               $13,450              $23,783
  2/29/2004            $19,682               $13,637              $23,941
  3/31/2004            $19,937               $13,431              $23,887
  4/30/2004            $20,562               $13,221              $23,999
  5/31/2004            $20,435               $13,402              $23,414
  6/30/2004            $20,080               $13,662              $23,311
  7/31/2004            $18,423               $13,210              $21,094
  8/31/2004            $19,060               $13,263              $21,235
  9/30/2004            $19,856               $13,407              $21,936
 10/31/2004            $19,242               $13,612              $21,341
 11/30/2004            $19,535               $14,162              $22,080
 12/31/2004            $20,717               $14,644              $23,593
  1/31/2005            $19,439               $14,287              $22,265
  2/28/2005            $18,080               $14,588              $21,311
  3/31/2005            $17,454               $14,330              $19,972
  4/30/2005            $17,779               $14,058              $19,854
  5/31/2005            $18,717               $14,505              $20,819
  6/30/2005            $19,497               $14,526              $21,195
  7/31/2005            $21,941               $15,066              $23,730
  8/31/2005            $21,794               $14,928              $23,791
  9/30/2005            $21,825               $15,049              $24,095
 10/31/2005            $20,894               $14,798              $23,171
 11/30/2005            $21,709               $15,357              $24,043
 12/31/2005            $21,867               $15,363              $24,262
  1/31/2006            $23,045               $15,769              $25,284
  2/28/2006            $23,944               $15,812              $26,396
  3/31/2006            $23,377               $16,009              $25,824
  4/30/2006            $21,778               $16,224              $24,368

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS A                      4/30/06
-------------------------------------
1-Year                       +15.45%
-------------------------------------
5-Year                        -1.65%
-------------------------------------
Since Inception (9/15/97)     +9.45%
-------------------------------------

ENDNOTES

INVESTING IN A NONDIVERSIFIED FUND CONCENTRATING IN THE BIOTECHNOLOGY SECTOR INVOLVES SPECIAL RISKS SUCH AS PATENT CONSIDERATIONS, PRODUCT LIABILITY, GOVERNMENT REGULATORY REQUIREMENTS AND REGULATORY APPROVAL FOR NEW DRUGS AND MEDICAL PRODUCTS. BIOTECHNOLOGY COMPANIES ARE OFTEN SMALL AND/OR RELATIVELY NEW. SMALLER COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGES IN ECONOMIC CONDITIONS AND HAVE LESS CERTAIN GROWTH PROSPECTS THAN LARGER, MORE ESTABLISHED COMPANIES AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 includes reinvested dividends and is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The index was developed with a base value of 200 as of 11/1/93. Prior to 10/1/98, the index's returns are based on price appreciation; after 10/1/98, returns include reinvested dividends.


                                                               Annual Report | 9

YOUR FUND'S EXPENSES

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


10 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------
                                         BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                     VALUE 11/1/05     VALUE 4/30/06   PERIOD* 11/1/05-4/30/06
-----------------------------------------------------------------------------------------------------
Actual                                         $1,000           $1,042.30              $6.38
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000           $1,018.55              $6.31
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 11

FRANKLIN GLOBAL COMMUNICATIONS FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Global Communications Fund seeks capital appreciation and current dividend and interest income, without undue risk, by investing at least 80% of its net assets in equity securities of companies that are involved in the development, manufacture or sale of communications services and communications equipment.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Franklin Global Communications Fund
Based on Total Net Assets as of 4/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

            Americas                                             82.7%
            Asia                                                  8.0%
            Europe                                                5.7%
            Middle East & Africa                                  2.0%
            Short-Term Investments & Other Net Assets             1.6%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Global Communications Fund's annual report for the fiscal year ended April 30, 2006.

PERFORMANCE OVERVIEW

Franklin Global Communications Fund - Class A delivered a +45.70% cumulative total return for the 12 months under review. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +15.41% for the same period. 1 Because the Fund invests in only a few of the index's sectors, performance of the Fund and the S&P 500 are not directly comparable. The Fund also outperformed the Lipper Telecommunications

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 57.


12 | Annual Report

Funds Classification Average's +30.72% return for the same 12-month period. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 16.

INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are positioned to grow earnings and cash flow at a faster pace than is implied by the security's current valuation. We consider a company's market price relative to our evaluation of its long-term earnings, asset value and cash flow potential. The quality of the management team and the company's strategic position within its industry are also major considerations in our investment process. We also consider investment themes that we believe may have possible effects on the communications sector and individual companies.

MANAGER'S DISCUSSION

During the 12 months under review, the wireless telecommunications industry provided the greatest contribution to our overall results. We continued to favor wireless more than wireline as we expected positive growth trends to continue. Several factors supported the industry's overall trends. For example, wireless access in less developed countries with low wireless service penetration rates, or number of users, grew more rapidly than many industry analysts expected. Many of these nascent markets continued to hold the potential for strong wireless growth. Relative global economic stability, combined with the rollout of prepaid wireless plans, also fueled the industry's growth.

America Movil, the largest contributor to Fund performance during the period, is the dominant wireless service provider in Mexico and operates wireless service businesses in Brazil, Argentina, Peru, Colombia, Ecuador, Guatemala and El Salvador. These countries' markets had relatively low wireless penetration rates that experienced rapid growth driven by stabilized economies and the introduction of prepaid wireless plans. Wireless telecommunication is a cost-effective solution in these countries.

2. Source: Lipper Inc. The Lipper Telecommunications Funds Classification Average is calculated by averaging the total return of all funds within the Lipper Telecommunications Funds classification in the Lipper Open-End underlying fund universe for the period indicated. Lipper Telecommunications Funds are defined as funds that invest at least 65% of their assets in the equity securities of domestic and foreign companies engaged in the development, manufacture or sale of telecommunications services or equipment. For the 12 months ended 4/30/06, there were 37 funds in this category. Lipper calculations do not include sales charges. Fund performance relative to the average may have differed if these or other factors had been considered. The average includes reinvestment of any income or distributions. One cannot invest directly in the average, nor is the average representative of the Fund's portfolio.

PORTFOLIO BREAKDOWN

Franklin Global Communications Fund
Based on Total Net Assets as of 4/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

            Wireless Communications                              23.5%
            Telecommunications Equipment                         12.6%
            Major Telecommunications                             10.2%
            Specialty Telecommunications                          8.6%
            Broadcasting                                          7.7%
            Internet Software & Services                          7.6%
            Semiconductors                                        5.3%
            Computer Communications                               3.5%
            Data Processing Services                              2.9%
            Cable & Satellite TV                                  2.7%
            Advertising & Marketing Services                      2.6%
            Recreational Products                                 2.6%
            Publishing: Newspapers                                2.1%
            Other                                                 6.5%
            Short-Term Investments & Other Net Assets             1.6%


                                                              Annual Report | 13

TOP 10 EQUITY HOLDINGS
Franklin Global Communications Fund
4/30/06

------------------------------------------------------------------------------
COMPANY                                                              % OFTOTAL
SECTOR/INDUSTRY, COUNTRY                                            NET ASSETS
------------------------------------------------------------------------------
America Movil SA de CV, L, ADR                                            7.4%
 WIRELESS COMMUNICATIONS, MEXICO
------------------------------------------------------------------------------
American Tower Corp., A                                                   5.5%
 SPECIALTY TELECOMMUNICATIONS, U.S.
------------------------------------------------------------------------------
NII Holdings Inc.                                                         5.3%
 WIRELESS COMMUNICATIONS, U.S.
------------------------------------------------------------------------------
Rogers Communications Inc., B                                             4.7%
 WIRELESS COMMUNICATIONS, CANADA
------------------------------------------------------------------------------
QUALCOMM Inc.                                                             4.0%
 TELECOMMUNICATIONS EQUIPMENT, U.S.
------------------------------------------------------------------------------
Nokia Corp., ADR                                                          3.7%
 TELECOMMUNICATIONS EQUIPMENT, FINLAND
------------------------------------------------------------------------------
Crown Castle International Corp.                                          3.1%
 SPECIALTY TELECOMMUNICATIONS, U.S.
------------------------------------------------------------------------------
Telus Corp.                                                               3.0%
 MAJOR TELECOMMUNICATIONS, CANADA
------------------------------------------------------------------------------
NeuStar Inc., A                                                           2.9%
 DATA PROCESSING SERVICES, U.S.
------------------------------------------------------------------------------
Akamai Technologies Inc.                                                  2.6%
 INTERNET SOFTWARE & SERVICES, U.S.
------------------------------------------------------------------------------

NII Holdings, another contributor to performance, is the Nextel wireless service provider in Mexico, Brazil, Argentina and Peru. The company broadened its market in Mexico and Brazil and expanded into new markets. We saw tremendous growth opportunities for the company's products. NII Holdings' subscriber base has grown faster than expected and shown strong profitability. In addition, the company's spectrum (the range of frequencies used by radio, TV, wireless and other technologies) allowed Nextel to offer push-to-talk service, which uses a wireless telephone handset like a walkie-talkie, more broadly in Mexico.

American Tower, the largest owner and operator of wireless communication towers in the U.S., also helped the Fund's performance. We believe the company is well positioned to benefit from growing demand for wireless services nationwide. American Tower benefited from increasing network demands driven by additional subscribers, growing mobile voice usage among current subscribers and new wireless applications. The company's business model has a high level of recurring revenue, and solid growth prospects and operating leverage.

There were also some detractors from our overall results. In particular, the media industry experienced weak performance during the 12 months under review. The industry lost market share in its core advertising business to new competitors, such as the Internet, and new technology that allows viewers to skip or avoid advertising. In addition, questions arose about the value of original content as piracy threatened to change the economics of content creation.

Shares of DreamWorks Animation, a company engaged in the development, production and marketing of computer generated animated feature films, declined in value and hindered the Fund's performance. We sold our DreamWorks shares during the period.

XM Satellite Radio Holdings, which fell in value, programs and transmits its satellite radio service to subscribers. The company was impacted by higher costs due to increased competition during the year. However, we liked XM's subscriber-based business model, strong growth prospects and large potential market, so we continued to hold the stock.

ATI Technologies also hurt Fund performance, as the shares declined in value following several product delays during the period. The company supplies 3-D graphics chips for multimedia applications. We sold this stock by period-end.


14 | Annual Report

Thank you for your continued participation in Franklin Global Communications Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]  /s/ Grant Bowers

                 Grant Bowers
                 Portfolio Manager
                 Franklin Global Communications Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 15

PERFORMANCE SUMMARY AS OF 4/30/06

FRANKLIN GLOBAL COMMUNICATIONS FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRGUX)                         CHANGE     4/30/06    4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$3.52      $11.46      $7.94
--------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-4/30/06)
--------------------------------------------------------------------------------
Dividend Income                      $0.0964
--------------------------------------------------------------------------------
CLASS B (SYMBOL: N/A)                           CHANGE     4/30/06    4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$3.35      $10.94      $7.59
--------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-4/30/06)
--------------------------------------------------------------------------------
Dividend Income                      $0.0204
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRUTX)                         CHANGE     4/30/06    4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$3.36      $10.96      $7.60
--------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-4/30/06)
--------------------------------------------------------------------------------
Dividend Income                      $0.0271
--------------------------------------------------------------------------------


16 | Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                 1-YEAR      5-YEAR             10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1              +45.70%      +8.38%             +46.66%
--------------------------------------------------------------------------------
Average Annual Total Return 2          +37.39%      +0.43%              +3.29%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3          $13,739     $10,217             $13,824
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4     +27.45%      +2.05%              +3.09%
--------------------------------------------------------------------------------
CLASS B                                 1-YEAR      5-YEAR   INCEPTION (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1              +44.57%      +4.50%              -7.49%
--------------------------------------------------------------------------------
Average Annual Total Return 2          +40.57%      +0.50%              -1.06%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3          $14,057     $10,250              $9,251
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4     +30.08%      +2.16%              -1.55%
--------------------------------------------------------------------------------
CLASS C                                 1-YEAR      5-YEAR             10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1              +44.61%      +4.37%             +36.17%
--------------------------------------------------------------------------------
Average Annual Total Return 2          +43.61%      +0.86%              +3.14%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3          $14,361     $10,437             $13,617
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4     +33.12%      +2.49%              +2.93%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 17

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS A                      4/30/06
-------------------------------------
1-Year                       +37.39%
-------------------------------------
5-Year                        +0.43%
-------------------------------------
10-Year                       +3.29%
-------------------------------------

CLASS A (5/1/96-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      FRANKLIN GLOBAL
                      COMMUNICATIONS
   DATE                    FUND                 S&P 500 5
-----------          ----------------           ----------
  5/1/1996                $ 9,426                $10,000
 5/31/1996                $ 9,611                $10,257
 6/30/1996                $ 9,776                $10,297
 7/31/1996                $ 9,380                $ 9,842
 8/31/1996                $ 9,662                $10,050
 9/30/1996                $ 9,789                $10,615
10/31/1996                $10,037                $10,908
11/30/1996                $10,419                $11,731
12/31/1996                $10,476                $11,499
 1/31/1997                $11,014                $12,217
 2/28/1997                $10,962                $12,313
 3/31/1997                $10,565                $11,808
 4/30/1997                $10,646                $12,512
 5/31/1997                $11,441                $13,273
 6/30/1997                $11,860                $13,868
 7/31/1997                $12,218                $14,971
 8/31/1997                $11,658                $14,133
 9/30/1997                $12,457                $14,906
10/31/1997                $11,942                $14,409
11/30/1997                $12,539                $15,075
12/31/1997                $13,301                $15,334
 1/31/1998                $13,150                $15,503
 2/28/1998                $13,830                $16,621
 3/31/1998                $14,847                $17,471
 4/30/1998                $14,586                $17,647
 5/31/1998                $14,015                $17,344
 6/30/1998                $14,452                $18,048
 7/31/1998                $14,215                $17,856
 8/31/1998                $12,074                $15,277
 9/30/1998                $12,582                $16,256
10/31/1998                $13,039                $17,577
11/30/1998                $13,377                $18,642
12/31/1998                $14,162                $19,716
 1/31/1999                $14,162                $20,540
 2/28/1999                $13,617                $19,902
 3/31/1999                $14,028                $20,698
 4/30/1999                $15,173                $21,499
 5/31/1999                $15,343                $20,992
 6/30/1999                $16,149                $22,156
 7/31/1999                $16,158                $21,466
 8/31/1999                $15,922                $21,359
 9/30/1999                $15,977                $20,774
10/31/1999                $17,492                $22,088
11/30/1999                $18,936                $22,537
12/31/1999                $21,469                $23,864
 1/31/2000                $21,522                $22,665
 2/29/2000                $23,790                $22,237
 3/31/2000                $23,833                $24,411
 4/30/2000                $21,079                $23,676
 5/31/2000                $19,602                $23,192
 6/30/2000                $21,438                $23,764
 7/31/2000                $20,024                $23,393
 8/31/2000                $21,121                $24,845
 9/30/2000                $19,454                $23,533
10/31/2000                $18,558                $23,434
11/30/2000                $14,696                $21,587
12/31/2000                $14,508                $21,693
 1/31/2001                $16,475                $22,463
 2/28/2001                $13,041                $20,416
 3/31/2001                $11,361                $19,123
 4/30/2001                $12,755                $20,608
 5/31/2001                $12,302                $20,746
 6/30/2001                $11,849                $20,241
 7/31/2001                $11,528                $20,042
 8/31/2001                $10,443                $18,789
 9/30/2001                $ 9,453                $17,272
10/31/2001                $ 9,394                $17,601
11/30/2001                $10,037                $18,951
12/31/2001                $10,180                $19,117
 1/31/2002                $ 9,334                $18,838
 2/28/2002                $ 8,678                $18,475
 3/31/2002                $ 8,917                $19,170
 4/30/2002                $ 8,166                $18,008
 5/31/2002                $ 8,154                $17,876
 6/30/2002                $ 7,296                $16,603
 7/31/2002                $ 6,616                $15,309
 8/31/2002                $ 6,592                $15,409
 9/30/2002                $ 5,960                $13,736
10/31/2002                $ 6,711                $14,944
11/30/2002                $ 7,236                $15,823
12/31/2002                $ 6,676                $14,894
 1/31/2003                $ 6,664                $14,504
 2/28/2003                $ 6,413                $14,286
 3/31/2003                $ 6,402                $14,424
 4/30/2003                $ 7,057                $15,612
 5/31/2003                $ 7,689                $16,434
 6/30/2003                $ 7,808                $16,644
 7/31/2003                $ 7,999                $16,937
 8/31/2003                $ 8,273                $17,267
 9/30/2003                $ 8,202                $17,084
10/31/2003                $ 8,738                $18,050
11/30/2003                $ 8,941                $18,209
12/31/2003                $ 9,274                $19,163
 1/31/2004                $ 9,680                $19,515
 2/29/2004                $ 9,906                $19,786
 3/31/2004                $ 9,608                $19,488
 4/30/2004                $ 9,096                $19,182
 5/31/2004                $ 9,179                $19,445
 6/30/2004                $ 9,358                $19,823
 7/31/2004                $ 8,821                $19,167
 8/31/2004                $ 8,666                $19,244
 9/30/2004                $ 9,203                $19,452
10/31/2004                $ 9,918                $19,749
11/30/2004                $10,276                $20,548
12/31/2004                $10,552                $21,247
 1/31/2005                $10,134                $20,729
 2/28/2005                $10,181                $21,165
 3/31/2005                $ 9,871                $20,791
 4/30/2005                $ 9,488                $20,397
 5/31/2005                $10,026                $21,045
 6/30/2005                $10,313                $21,075
 7/31/2005                $10,886                $21,859
 8/31/2005                $10,922                $21,659
 9/30/2005                $11,376                $21,835
10/31/2005                $11,269                $21,470
11/30/2005                $12,010                $22,282
12/31/2005                $12,111                $22,290
 1/31/2006                $13,173                $22,880
 2/28/2006                $12,931                $22,942
 3/31/2006                $13,341                $23,227
 4/30/2006                $13,824                $23,539

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS B                      4/30/06
-------------------------------------
1-Year                       +40.57%
-------------------------------------
5-Year                        +0.50%
-------------------------------------
Since Inception (1/1/99)      -1.06%
-------------------------------------

CLASS B (1/1/99-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             FRANKLIN GLOBAL
                             COMMUNICATIONS
   DATE                           FUND                     S&P 500 5
-----------                 ----------------               ----------
  1/1/1999                      $10,000                     $10,000
 1/31/1999                      $ 9,994                     $10,418
 2/28/1999                      $ 9,602                     $10,094
 3/31/1999                      $ 9,886                     $10,498
 4/30/1999                      $10,682                     $10,905
 5/31/1999                      $10,802                     $10,647
 6/30/1999                      $11,355                     $11,238
 7/31/1999                      $11,355                     $10,887
 8/31/1999                      $11,182                     $10,834
 9/30/1999                      $11,214                     $10,537
10/31/1999                      $12,271                     $11,203
11/30/1999                      $13,277                     $11,431
12/31/1999                      $15,044                     $12,104
 1/31/2000                      $15,074                     $11,496
 2/29/2000                      $16,646                     $11,279
 3/31/2000                      $16,668                     $12,381
 4/30/2000                      $14,739                     $12,009
 5/31/2000                      $13,704                     $11,763
 6/30/2000                      $14,970                     $12,053
 7/31/2000                      $13,972                     $11,865
 8/31/2000                      $14,731                     $12,601
 9/30/2000                      $13,562                     $11,936
10/31/2000                      $12,929                     $11,886
11/30/2000                      $10,233                     $10,949
12/31/2000                      $10,100                     $11,003
 1/31/2001                      $11,457                     $11,393
 2/28/2001                      $ 9,063                     $10,355
 3/31/2001                      $ 7,883                     $ 9,699
 4/30/2001                      $ 8,852                     $10,453
 5/31/2001                      $ 8,523                     $10,523
 6/30/2001                      $ 8,211                     $10,267
 7/31/2001                      $ 7,984                     $10,166
 8/31/2001                      $ 7,225                     $ 9,530
 9/30/2001                      $ 6,534                     $ 8,760
10/31/2001                      $ 6,492                     $ 8,927
11/30/2001                      $ 6,930                     $ 9,612
12/31/2001                      $ 7,031                     $ 9,696
 1/31/2002                      $ 6,441                     $ 9,555
 2/28/2002                      $ 5,986                     $ 9,371
 3/31/2002                      $ 6,146                     $ 9,723
 4/30/2002                      $ 5,623                     $ 9,134
 5/31/2002                      $ 5,615                     $ 9,067
 6/30/2002                      $ 5,025                     $ 8,421
 7/31/2002                      $ 4,553                     $ 7,765
 8/31/2002                      $ 4,527                     $ 7,816
 9/30/2002                      $ 4,089                     $ 6,967
10/31/2002                      $ 4,603                     $ 7,580
11/30/2002                      $ 4,957                     $ 8,025
12/31/2002                      $ 4,569                     $ 7,554
 1/31/2003                      $ 4,561                     $ 7,357
 2/28/2003                      $ 4,392                     $ 7,246
 3/31/2003                      $ 4,384                     $ 7,316
 4/30/2003                      $ 4,831                     $ 7,919
 5/31/2003                      $ 5,261                     $ 8,335
 6/30/2003                      $ 5,337                     $ 8,442
 7/31/2003                      $ 5,463                     $ 8,591
 8/31/2003                      $ 5,649                     $ 8,758
 9/30/2003                      $ 5,590                     $ 8,665
10/31/2003                      $ 5,952                     $ 9,155
11/30/2003                      $ 6,087                     $ 9,236
12/31/2003                      $ 6,306                     $ 9,720
 1/31/2004                      $ 6,584                     $ 9,898
 2/29/2004                      $ 6,728                     $10,036
 3/31/2004                      $ 6,525                     $ 9,884
 4/30/2004                      $ 6,171                     $ 9,729
 5/31/2004                      $ 6,230                     $ 9,863
 6/30/2004                      $ 6,340                     $10,054
 7/31/2004                      $ 5,977                     $ 9,722
 8/31/2004                      $ 5,868                     $ 9,761
 9/30/2004                      $ 6,222                     $ 9,866
10/31/2004                      $ 6,711                     $10,017
11/30/2004                      $ 6,947                     $10,422
12/31/2004                      $ 7,124                     $10,777
 1/31/2005                      $ 6,846                     $10,514
 2/28/2005                      $ 6,871                     $10,735
 3/31/2005                      $ 6,660                     $10,545
 4/30/2005                      $ 6,399                     $10,345
 5/31/2005                      $ 6,753                     $10,674
 6/30/2005                      $ 6,938                     $10,690
 7/31/2005                      $ 7,326                     $11,087
 8/31/2005                      $ 7,343                     $10,986
 9/30/2005                      $ 7,647                     $11,075
10/31/2005                      $ 7,571                     $10,890
11/30/2005                      $ 8,060                     $11,301
12/31/2005                      $ 8,119                     $11,306
 1/31/2006                      $ 8,828                     $11,605
 2/28/2006                      $ 8,659                     $11,636
 3/31/2006                      $ 8,930                     $11,781
 4/30/2006                      $ 9,251                     $11,939


18 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS C                      4/30/06
-------------------------------------
1-Year                       +43.61%
-------------------------------------
5-Year                        +0.86%
-------------------------------------
10-Year                       +3.14%
-------------------------------------

CLASS C (5/1/96-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          FRANKLIN GLOBAL
                          COMMUNICATIONS
       DATE                    FUND                 S&P 500 5
------------------        ----------------          ----------
      5/1/1996               $10,000                 $10,000
     5/31/1996               $10,190                 $10,257
     6/30/1996               $10,357                 $10,297
     7/31/1996               $ 9,937                 $ 9,842
     8/31/1996               $10,229                 $10,050
     9/30/1996               $10,350                 $10,615
    10/31/1996               $10,606                 $10,908
    11/30/1996               $10,997                 $11,731
    12/31/1996               $11,056                 $11,499
     1/31/1997               $11,609                 $12,217
     2/28/1997               $11,555                 $12,313
     3/31/1997               $11,126                 $11,808
     4/30/1997               $11,204                 $12,512
     5/31/1997               $12,038                 $13,273
     6/30/1997               $12,483                 $13,868
     7/31/1997               $12,846                 $14,971
     8/31/1997               $12,255                 $14,133
     9/30/1997               $13,083                 $14,906
    10/31/1997               $12,531                 $14,409
    11/30/1997               $13,154                 $15,075
    12/31/1997               $13,942                 $15,334
     1/31/1998               $13,783                 $15,503
     2/28/1998               $14,482                 $16,621
     3/31/1998               $15,544                 $17,471
     4/30/1998               $15,261                 $17,647
     5/31/1998               $14,650                 $17,344
     6/30/1998               $15,093                 $18,048
     7/31/1998               $14,836                 $17,856
     8/31/1998               $12,596                 $15,277
     9/30/1998               $13,120                 $16,256
    10/31/1998               $13,582                 $17,577
    11/30/1998               $13,929                 $18,642
    12/31/1998               $14,747                 $19,716
     1/31/1999               $14,728                 $20,540
     2/28/1999               $14,148                 $19,902
     3/31/1999               $14,569                 $20,698
     4/30/1999               $15,747                 $21,499
     5/31/1999               $15,925                 $20,992
     6/30/1999               $16,737                 $22,156
     7/31/1999               $16,737                 $21,466
     8/31/1999               $16,490                 $21,359
     9/30/1999               $16,528                 $20,774
    10/31/1999               $18,091                 $22,088
    11/30/1999               $19,578                 $22,537
    12/31/1999               $22,181                 $23,864
     1/31/2000               $22,225                 $22,665
     2/29/2000               $24,541                 $22,237
     3/31/2000               $24,574                 $24,411
     4/30/2000               $21,720                 $23,676
     5/31/2000               $20,173                 $23,192
     6/30/2000               $22,060                 $23,764
     7/31/2000               $20,590                 $23,393
     8/31/2000               $21,709                 $24,845
     9/30/2000               $19,986                 $23,533
    10/31/2000               $19,053                 $23,434
    11/30/2000               $15,080                 $21,587
    12/31/2000               $14,868                 $21,693
     1/31/2001               $16,875                 $22,463
     2/28/2001               $13,356                 $20,416
     3/31/2001               $11,622                 $19,123
     4/30/2001               $13,047                 $20,608
     5/31/2001               $12,563                 $20,746
     6/30/2001               $12,105                 $20,241
     7/31/2001               $11,758                 $20,042
     8/31/2001               $10,655                 $18,789
     9/30/2001               $ 9,639                 $17,272
    10/31/2001               $ 9,565                 $17,601
    11/30/2001               $10,222                 $18,951
    12/31/2001               $10,370                 $19,117
     1/31/2002               $ 9,491                 $18,838
     2/28/2002               $ 8,822                 $18,475
     3/31/2002               $ 9,057                 $19,170
     4/30/2002               $ 8,289                 $18,008
     5/31/2002               $ 8,276                 $17,876
     6/30/2002               $ 7,397                 $16,603
     7/31/2002               $ 6,703                 $15,309
     8/31/2002               $ 6,666                 $15,409
     9/30/2002               $ 6,034                 $13,736
    10/31/2002               $ 6,790                 $14,944
    11/30/2002               $ 7,310                 $15,823
    12/31/2002               $ 6,740                 $14,894
     1/31/2003               $ 6,728                 $14,504
     2/28/2003               $ 6,468                 $14,286
     3/31/2003               $ 6,455                 $14,424
     4/30/2003               $ 7,112                 $15,612
     5/31/2003               $ 7,744                 $16,434
     6/30/2003               $ 7,855                 $16,644
     7/31/2003               $ 8,041                 $16,937
     8/31/2003               $ 8,314                 $17,267
     9/30/2003               $ 8,239                 $17,084
    10/31/2003               $ 8,760                 $18,050
    11/30/2003               $ 8,958                 $18,209
    12/31/2003               $ 9,292                 $19,163
     1/31/2004               $ 9,701                 $19,515
     2/29/2004               $ 9,912                 $19,786
     3/31/2004               $ 9,615                 $19,488
     4/30/2004               $ 9,094                 $19,182
     5/31/2004               $ 9,169                 $19,445
     6/30/2004               $ 9,342                 $19,823
     7/31/2004               $ 8,797                 $19,167
     8/31/2004               $ 8,648                 $19,244
     9/30/2004               $ 9,169                 $19,452
    10/31/2004               $ 9,887                 $19,749
    11/30/2004               $10,222                 $20,548
    12/31/2004               $10,494                 $21,247
     1/31/2005               $10,073                 $20,729
     2/28/2005               $10,110                 $21,165
     3/31/2005               $ 9,800                 $20,791
     4/30/2005               $ 9,416                 $20,397
     5/31/2005               $ 9,937                 $21,045
     6/30/2005               $10,222                 $21,075
     7/31/2005               $10,779                 $21,859
     8/31/2005               $10,804                 $21,659
     9/30/2005               $11,250                 $21,835
    10/31/2005               $11,139                 $21,470
    11/30/2005               $11,857                 $22,282
    12/31/2005               $11,952                 $22,290
     1/31/2006               $12,996                 $22,880
     2/28/2006               $12,747                 $22,942
     3/31/2006               $13,145                 $23,227
     4/30/2006               $13,617                 $23,539

ENDNOTES

INVESTING IN A NONDIVERSIFIED, GLOBAL FUND CONCENTRATING IN A SINGLE INDUSTRY INVOLVES SPECIAL RISKS SUCH AS EXPOSURE TO CURRENCY FLUCTUATION AND INCREASED SUSCEPTIBILITY TO ECONOMIC, POLITICAL AND REGULATORY DEVELOPMENTS. INVESTING IN DEVELOPING MARKETS INVOLVES HEIGHTENED RISKS RELATED TO THE SAME FACTORS. BY FOCUSING ON COMMUNICATIONS COMPANIES, THE FUND CARRIES GREATER RISK OF ADVERSE DEVELOPMENTS AFFECTING THOSE COMPANIES THAN A MORE BROADLY INVESTED FUND. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN LARGER COMPANIES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                                                              Annual Report | 19

YOUR FUND'S EXPENSES

FRANKLIN GLOBAL COMMUNICATIONS FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


20 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                     VALUE 11/1/05     VALUE 4/30/06    PERIOD* 11/1/05-4/30/06
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000          $1,226.70              $ 7.45
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000          $1,018.10              $ 6.76
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000          $1,221.90              $11.51
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000          $1,014.43              $10.44
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000          $1,222.50              $11.57
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000          $1,014.38              $10.49
-------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.35%; B: 2.09%; and C: 2.10%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 21

FRANKLIN GLOBAL HEALTH CARE FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Global Health Care Fund seeks capital appreciation by investing at least 80% of its net assets in equity securities of health care companies located throughout the world.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN

Franklin Global Health Care Fund
Based on Total Net Assets as of 4/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

            U.S                                                  73.2%
            Switzerland                                           8.7%
            Germany                                               3.2%
            U.K                                                   1.9%
            Brazil                                                1.1%
            Canada                                                0.5%
            Short-Term Investments & Other Net Assets            11.4%

This annual report for Franklin Global Health Care Fund covers the fiscal year ended April 30, 2006.

PERFORMANCE OVERVIEW

Franklin Global Health Care Fund - Class A delivered a +14.44% cumulative total return for the 12 months under review. The Fund outperformed its narrow benchmark, the S&P 500 Health Care Index, which returned +1.59%, but underperformed its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +15.41% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 25.

INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are positioned for rapid revenue, earnings or asset growth. We look for companies with competitive advantages such as a proprietary technology, economies of scale or captive customers, and strong management. We use bottom-up analysis to derive an intrinsic value for the security, which we compare to the market price to help us assess whether there is potential for meaningful capital appreciation.

1. Source: Standard & Poor's Micropal. The S&P 500 Health Care Index includes all the companies in the health care industry that are in the S&P 500. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 63.


22 | Annual Report

MANAGER'S DISCUSSION

Our positions in Pharmaceutical Product Development and Roche Holding contributed to the Fund's performance during the year under review. Rising demand from the biotechnology industry benefited contract research organization Pharmaceutical Product Development. Several positive clinical developments at biotechnology giant Genentech aided drug manufacturer Roche during the period. Relative to the S&P 500 Health Care Index, our underweighted position in Johnson & Johnson aided the Fund. The company's shares fell in value during the period largely due to deteriorating pharmaceutical sales and its failed bid to acquire cardiac device maker Guidant.

LifePoint Hospitals, Gilead Sciences and Express Scripts were the three greatest detractors from the Fund's performance relative to the benchmark. Hospital operator LifePoint Hospitals, not represented in the S&P 500 Health Care Index, struggled with its acquisition of Province Healthcare, and the company's shares fell in value during the period. We did not own shares of biotechnology company Gilead Sciences and pharmacy benefit manager Express Scripts, which are index components. Gilead benefited from strong growth in its HIV/AIDS franchise. Express Scripts experienced improving profitability through its expanded higher-margin specialty pharmaceutical distribution services. Both stocks significantly outperformed the S&P 500 Health Care Index, which hurt the Fund's relative performance.

PORTFOLIO BREAKDOWN

Franklin Global Health Care Fund
Based on Total Net Assets as of 4/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

            Major Pharmaceuticals                                27.3%
            Medical Specialties                                  14.7%
            Biotechnology                                        13.0%
            Managed Health Care                                   8.4%
            Services to the Health Industry                       6.4%
            Hospital & Nursing Management                         5.5%
            Other Pharmaceuticals                                 5.1%
            Medical & Nursing Services                            4.3%
            Other                                                 3.9%
            Short-Term Investments & Other Net Assets            11.4%


                                                              Annual Report | 23

TOP 10 EQUITY HOLDINGS
Franklin Global Health Care Fund
4/30/06

----------------------------------------------------------------------------
COMPANY                                                          % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                         NET ASSETS
----------------------------------------------------------------------------
Roche Holding AG                                                       5.2%
 MAJOR PHARMACEUTICALS, SWITZERLAND
----------------------------------------------------------------------------
Johnson & Johnson                                                      4.3%
 MAJOR PHARMACEUTICALS, U.S.
----------------------------------------------------------------------------
WellPoint Inc.                                                         3.7%
 MANAGED HEALTH CARE, U.S.
----------------------------------------------------------------------------
Novartis AG                                                            3.4%
 MAJOR PHARMACEUTICALS, SWITZERLAND
----------------------------------------------------------------------------
Wyeth                                                                  3.3%
 MAJOR PHARMACEUTICALS, U.S.
----------------------------------------------------------------------------
Merck KGaA                                                             3.2%
 MAJOR PHARMACEUTICALS, GERMANY
----------------------------------------------------------------------------
Schering-Plough Corp.                                                  2.7%
 MAJOR PHARMACEUTICALS, U.S.
----------------------------------------------------------------------------
Pharmaceutical Product Development Inc.                                2.6%
 SERVICES TO THE HEALTH INDUSTRY, U.S.
----------------------------------------------------------------------------
Caremark Rx Inc.                                                       2.2%
 MANAGED HEALTH CARE, U.S.
----------------------------------------------------------------------------
Omnicare Inc.                                                          2.1%
 SERVICES TO THE HEALTH INDUSTRY, U.S.
----------------------------------------------------------------------------

Thank you for your continued participation in Franklin Global Health Care Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]   /s/ Matthew Willey

                  Matthew Willey, CFA
                  Portfolio Manager
                  Franklin Global Health Care Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


24 | Annual Report

PERFORMANCE SUMMARY AS OF 4/30/06

FRANKLIN GLOBAL HEALTH CARE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKGHX)              CHANGE           4/30/06          4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                +$2.95            $23.31           $20.36
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FGHBX)              CHANGE           4/30/06          4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                +$2.64            $22.08           $19.44
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FGIIX)              CHANGE           4/30/06          4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                +$2.63            $21.87           $19.24
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                  1-YEAR     5-YEAR             10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1               +14.44%     +3.95%             +46.14%
--------------------------------------------------------------------------------
Average Annual Total Return 2            +7.87%     -0.41%              +3.25%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3           $10,787     $9,797             $13,773
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4      +10.87%     +1.75%              +4.04%
--------------------------------------------------------------------------------
CLASS B                                  1-YEAR     5-YEAR   INCEPTION (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1               +13.58%     +0.16%             +43.54%
--------------------------------------------------------------------------------
Average Annual Total Return 2            +9.58%     -0.36%              +5.06%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3           $10,958     $9,823             $14,354
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4      +12.72%     +1.83%              +5.47%
--------------------------------------------------------------------------------
CLASS C                                  1-YEAR     5-YEAR   INCEPTION (9/3/96)
--------------------------------------------------------------------------------
Cumulative Total Return 1               +13.67%     +0.16%             +51.77%
--------------------------------------------------------------------------------
Average Annual Total Return 2           +12.67%     +0.03%              +4.42%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3           $11,267    $10,016             $15,177
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4      +15.79%     +2.19%              +4.72%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 25

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS A                      4/30/06
-------------------------------------
1-Year                        +7.87%
-------------------------------------
5-Year                        -0.41%
-------------------------------------
10-Year                       +3.25%
-------------------------------------

CLASS A(5/1/96-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         FRANKLIN GLOBAL                  S&P 500 HEALTH
       DATE             HEALTH CARE FUND    S&P 500 5      CARE INDEX 5
 -----------------     -----------------   -----------    ---------------
      5/1/1996               $  9,425        $10,000          $10,000
     5/31/1996               $  9,576        $10,257          $10,412
     6/30/1996               $  9,113        $10,297          $10,606
     7/31/1996               $  7,863        $ 9,842          $10,103
     8/31/1996               $  8,478        $10,050          $10,477
     9/30/1996               $  9,157        $10,615          $11,335
    10/31/1996               $  8,400        $10,908          $11,435
    11/30/1996               $  8,595        $11,731          $12,392
    12/31/1996               $  8,916        $11,499          $11,854
     1/31/1997               $  9,205        $12,217          $13,142
     2/28/1997               $  9,205        $12,313          $13,331
     3/31/1997               $  8,411        $11,808          $12,427
     4/30/1997               $  8,042        $12,512          $13,457
     5/31/1997               $  8,996        $13,273          $14,276
     6/30/1997               $  9,764        $13,868          $15,604
     7/31/1997               $ 10,044        $14,971          $15,919
     8/31/1997               $  9,959        $14,133          $14,653
     9/30/1997               $ 11,047        $14,906          $15,496
    10/31/1997               $ 10,393        $14,409          $15,652
    11/30/1997               $ 10,004        $15,075          $16,337
    12/31/1997               $  9,825        $15,334          $17,039
     1/31/1998               $  9,814        $15,503          $18,219
     2/28/1998               $ 10,050        $16,621          $19,224
     3/31/1998               $ 10,381        $17,471          $19,921
     4/30/1998               $ 10,312        $17,647          $20,394
     5/31/1998               $  9,686        $17,344          $19,991
     6/30/1998               $  9,504        $18,048          $21,445
     7/31/1998               $  8,916        $17,856          $21,537
     8/31/1998               $  6,916        $15,277          $19,123
     9/30/1998               $  7,819        $16,256          $21,377
    10/31/1998               $  8,092        $17,577          $22,132
    11/30/1998               $  8,595        $18,642          $23,491
    12/31/1998               $  9,084        $19,716          $24,516
     1/31/1999               $  9,154        $20,540          $24,431
     2/28/1999               $  8,110        $19,902          $24,660
     3/31/1999               $  7,965        $20,698          $25,248
     4/30/1999               $  7,430        $21,499          $23,561
     5/31/1999               $  7,430        $20,992          $22,891
     6/30/1999               $  7,837        $22,156          $23,946
     7/31/1999               $  7,933        $21,466          $22,620
     8/31/1999               $  7,815        $21,359          $23,388
     9/30/1999               $  7,500        $20,774          $21,499
    10/31/1999               $  7,644        $22,088          $23,870
    11/30/1999               $  8,217        $22,537          $24,039
    12/31/1999               $  9,015        $23,864          $21,902
     1/31/2000               $  9,716        $22,665          $23,204
     2/29/2000               $ 12,039        $22,237          $20,797
     3/31/2000               $ 11,022        $24,411          $21,936
     4/30/2000               $ 10,861        $23,676          $23,682
     5/31/2000               $ 11,397        $23,192          $25,002
     6/30/2000               $ 13,238        $23,764          $27,082
     7/31/2000               $ 12,772        $23,393          $25,563
     8/31/2000               $ 14,801        $24,845          $25,739
     9/30/2000               $ 15,593        $23,533          $27,017
    10/31/2000               $ 15,069        $23,434          $28,009
    11/30/2000               $ 14,250        $21,587          $29,201
    12/31/2000               $ 15,259        $21,693          $30,017
     1/31/2001               $ 14,280        $22,463          $27,567
     2/28/2001               $ 13,751        $20,416          $27,634
     3/31/2001               $ 12,186        $19,123          $25,581
     4/30/2001               $ 13,250        $20,608          $26,281
     5/31/2001               $ 13,649        $20,746          $26,604
     6/30/2001               $ 14,195        $20,241          $25,367
     7/31/2001               $ 13,540        $20,042          $26,731
     8/31/2001               $ 13,364        $18,789          $25,786
     9/30/2001               $ 12,499        $17,272          $26,160
    10/31/2001               $ 12,545        $17,601          $26,034
    11/30/2001               $ 12,937        $18,951          $27,298
    12/31/2001               $ 13,354        $19,117          $26,431
     1/31/2002               $ 12,721        $18,838          $26,183
     2/28/2002               $ 11,986        $18,475          $26,286
     3/31/2002               $ 12,465        $19,170          $26,340
     4/30/2002               $ 11,855        $18,008          $24,710
     5/31/2002               $ 11,279        $17,876          $24,239
     6/30/2002               $ 10,174        $16,603          $22,014
     7/31/2002               $  9,410        $15,309          $21,562
     8/31/2002               $  9,410        $15,409          $21,828
     9/30/2002               $  8,960        $13,736          $20,425
    10/31/2002               $  8,886        $14,944          $21,651
    11/30/2002               $  9,228        $15,823          $22,236
    12/31/2002               $  8,760        $14,894          $21,456
     1/31/2003               $  8,601        $14,504          $21,375
     2/28/2003               $  8,370        $14,286          $20,989
     3/31/2003               $  8,684        $14,424          $21,711
     4/30/2003               $  9,180        $15,612          $22,470
     5/31/2003               $  9,842        $16,434          $22,893
     6/30/2003               $ 10,250        $16,644          $23,880
     7/31/2003               $ 10,368        $16,937          $23,538
     8/31/2003               $ 10,215        $17,267          $22,676
     9/30/2003               $ 10,333        $17,084          $22,764
    10/31/2003               $ 10,451        $18,050          $22,933
    11/30/2003               $ 10,729        $18,209          $23,316
    12/31/2003               $ 11,296        $19,163          $24,687
     1/31/2004               $ 11,610        $19,515          $25,366
     2/29/2004               $ 11,799        $19,786          $25,592
     3/31/2004               $ 11,663        $19,488          $24,551
     4/30/2004               $ 11,740        $19,182          $25,311
     5/31/2004               $ 11,834        $19,445          $25,276
     6/30/2004               $ 11,852        $19,823          $25,215
     7/31/2004               $ 11,054        $19,167          $23,858
     8/31/2004               $ 11,060        $19,244          $24,284
     9/30/2004               $ 11,202        $19,452          $23,857
    10/31/2004               $ 11,178        $19,749          $23,336
    11/30/2004               $ 11,633        $20,548          $23,745
    12/31/2004               $ 12,437        $21,247          $25,100
     1/31/2005               $ 11,970        $20,729          $24,307
     2/28/2005               $ 12,189        $21,165          $25,068
     3/31/2005               $ 11,988        $20,791          $24,949
     4/30/2005               $ 12,035        $20,397          $25,797
     5/31/2005               $ 12,443        $21,045          $26,064
     6/30/2005               $ 12,615        $21,075          $25,981
     7/31/2005               $ 13,099        $21,859          $26,581
     8/31/2005               $ 13,111        $21,659          $26,507
     9/30/2005               $ 13,017        $21,835          $26,344
    10/31/2005               $ 12,751        $21,470          $25,569
    11/30/2005               $ 13,022        $22,282          $25,841
    12/31/2005               $ 13,235        $22,290          $26,721
     1/31/2006               $ 13,614        $22,880          $27,118
     2/28/2006               $ 14,116        $22,942          $27,394
     3/31/2006               $ 14,104        $23,227          $27,057
     4/30/2006               $ 13,773        $23,539          $26,207

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS B                      4/30/06
-------------------------------------
1-Year                        +9.58%
-------------------------------------
5-Year                        -0.36%
-------------------------------------
Since Inception (1/1/99)      +5.06%
-------------------------------------

CLASS B (1/1/99-4/3006)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        FRANKLIN GLOBAL                   S&P 500 HEALTH
      DATE             HEALTH CARE FUND    S&P 500 5       CARE INDEX 5
------------------     -----------------   -----------    ---------------
     1/1/1999               $ 10,000         $10,000           $10,000
    1/31/1999               $ 10,059         $10,418           $ 9,965
    2/28/1999               $  8,910         $10,094           $10,059
    3/31/1999               $  8,745         $10,498           $10,299
    4/30/1999               $  8,156         $10,905           $ 9,611
    5/31/1999               $  8,150         $10,647           $ 9,337
    6/30/1999               $  8,592         $11,238           $ 9,768
    7/31/1999               $  8,692         $10,887           $ 9,226
    8/31/1999               $  8,556         $10,834           $ 9,540
    9/30/1999               $  8,209         $10,537           $ 8,769
   10/31/1999               $  8,362         $11,203           $ 9,736
   11/30/1999               $  8,975         $11,431           $ 9,805
   12/31/1999               $  9,847         $12,104           $ 8,934
    1/31/2000               $ 10,607         $11,496           $ 9,465
    2/29/2000               $ 13,129         $11,279           $ 8,483
    3/31/2000               $ 12,021         $12,381           $ 8,948
    4/30/2000               $ 11,839         $12,009           $ 9,660
    5/31/2000               $ 12,416         $11,763           $10,198
    6/30/2000               $ 14,414         $12,053           $11,046
    7/31/2000               $ 13,889         $11,865           $10,427
    8/31/2000               $ 16,081         $12,601           $10,499
    9/30/2000               $ 16,930         $11,936           $11,020
   10/31/2000               $ 16,352         $11,886           $11,425
   11/30/2000               $ 15,457         $10,949           $11,911
   12/31/2000               $ 16,544         $11,003           $12,244
    1/31/2001               $ 15,469         $11,393           $11,244
    2/28/2001               $ 14,888         $10,355           $11,272
    3/31/2001               $ 13,188         $ 9,699           $10,434
    4/30/2001               $ 14,332         $10,453           $10,720
    5/31/2001               $ 14,750         $10,523           $10,851
    6/30/2001               $ 15,332         $10,267           $10,347
    7/31/2001               $ 14,613         $10,166           $10,903
    8/31/2001               $ 14,419         $ 9,530           $10,518
    9/30/2001               $ 13,475         $ 8,760           $10,671
   10/31/2001               $ 13,513         $ 8,927           $10,619
   11/30/2001               $ 13,925         $ 9,612           $11,135
   12/31/2001               $ 14,371         $ 9,696           $10,781
    1/31/2002               $ 13,682         $ 9,555           $10,680
    2/28/2002               $ 12,880         $ 9,371           $10,722
    3/31/2002               $ 13,387         $ 9,723           $10,744
    4/30/2002               $ 12,724         $ 9,134           $10,079
    5/31/2002               $ 12,098         $ 9,067           $ 9,887
    6/30/2002               $ 10,908         $ 8,421           $ 8,979
    7/31/2002               $ 10,075         $ 7,765           $ 8,795
    8/31/2002               $ 10,075         $ 7,816           $ 8,903
    9/30/2002               $  9,587         $ 6,967           $ 8,331
   10/31/2002               $  9,505         $ 7,580           $ 8,831
   11/30/2002               $  9,862         $ 8,025           $ 9,070
   12/31/2002               $  9,355         $ 7,554           $ 8,752
    1/31/2003               $  9,180         $ 7,357           $ 8,719
    2/28/2003               $  8,926         $ 7,246           $ 8,561
    3/31/2003               $  9,258         $ 7,316           $ 8,856
    4/30/2003               $  9,784         $ 7,919           $ 9,165
    5/31/2003               $ 10,480         $ 8,335           $ 9,338
    6/30/2003               $ 10,909         $ 8,442           $ 9,741
    7/31/2003               $ 11,026         $ 8,591           $ 9,601
    8/31/2003               $ 10,857         $ 8,758           $ 9,249
    9/30/2003               $ 10,974         $ 8,665           $ 9,285
   10/31/2003               $ 11,097         $ 9,155           $ 9,354
   11/30/2003               $ 11,383         $ 9,236           $ 9,510
   12/31/2003               $ 11,975         $ 9,720           $10,070
    1/31/2004               $ 12,300         $ 9,898           $10,347
    2/29/2004               $ 12,495         $10,036           $10,439
    3/31/2004               $ 12,339         $ 9,884           $10,014
    4/30/2004               $ 12,417         $ 9,729           $10,324
    5/31/2004               $ 12,508         $ 9,863           $10,310
    6/30/2004               $ 12,521         $10,054           $10,285
    7/31/2004               $ 11,669         $ 9,722           $ 9,731
    8/31/2004               $ 11,669         $ 9,761           $ 9,905
    9/30/2004               $ 11,812         $ 9,866           $ 9,731
   10/31/2004               $ 11,773         $10,017           $ 9,518
   11/30/2004               $ 12,248         $10,422           $ 9,685
   12/31/2004               $ 13,087         $10,777           $10,238
    1/31/2005               $ 12,593         $10,514           $ 9,915
    2/28/2005               $ 12,814         $10,735           $10,225
    3/31/2005               $ 12,599         $10,545           $10,177
    4/30/2005               $ 12,638         $10,345           $10,522
    5/31/2005               $ 13,054         $10,674           $10,631
    6/30/2005               $ 13,230         $10,690           $10,597
    7/31/2005               $ 13,730         $11,087           $10,842
    8/31/2005               $ 13,730         $10,986           $10,812
    9/30/2005               $ 13,626         $11,075           $10,746
   10/31/2005               $ 13,334         $10,890           $10,429
   11/30/2005               $ 13,613         $11,301           $10,541
   12/31/2005               $ 13,828         $11,306           $10,900
    1/31/2006               $ 14,211         $11,605           $11,061
    2/28/2006               $ 14,731         $11,636           $11,174
    3/31/2006               $ 14,705         $11,781           $11,036
    4/30/2006               $ 14,354         $11,939           $10,690


26 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS C                      4/30/06
-------------------------------------
1-Year                       +12.67%
-------------------------------------
5-Year                        +0.03%
-------------------------------------
Since Inception (9/3/96)      +4.42%
-------------------------------------

CLASS C (9/3/96-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        FRANKLIN GLOBAL                   S&P 500 HEALTH
      DATE             HEALTH CARE FUND    S&P 500 5       CARE INDEX 5
------------------     -----------------   -----------    ---------------
     9/3/1996                $10,000         $10,000          $10,000
    9/30/1996                $10,831         $10,562          $10,819
   10/31/1996                $ 9,925         $10,854          $10,914
   11/30/1996                $10,144         $11,673          $11,828
   12/31/1996                $10,525         $11,442          $11,315
    1/31/1997                $10,855         $12,156          $12,544
    2/28/1997                $10,849         $12,252          $12,725
    3/31/1997                $ 9,912         $11,749          $11,862
    4/30/1997                $ 9,475         $12,450          $12,844
    5/31/1997                $10,584         $13,208          $13,626
    6/30/1997                $11,486         $13,799          $14,894
    7/31/1997                $11,804         $14,896          $15,195
    8/31/1997                $11,698         $14,062          $13,986
    9/30/1997                $12,972         $14,832          $14,791
   10/31/1997                $12,187         $14,337          $14,940
   11/30/1997                $11,722         $15,001          $15,594
   12/31/1997                $11,507         $15,258          $16,264
    1/31/1998                $11,489         $15,427          $17,390
    2/28/1998                $11,753         $16,539          $18,349
    3/31/1998                $12,136         $17,385          $19,014
    4/30/1998                $12,054         $17,560          $19,466
    5/31/1998                $11,312         $17,258          $19,081
    6/30/1998                $11,099         $17,959          $20,469
    7/31/1998                $10,407         $17,768          $20,557
    8/31/1998                $ 8,061         $15,202          $18,252
    9/30/1998                $ 9,112         $16,176          $20,404
   10/31/1998                $ 9,420         $17,490          $21,124
   11/30/1998                $ 9,998         $18,550          $22,422
   12/31/1998                $10,567         $19,618          $23,400
    1/31/1999                $10,643         $20,438          $23,319
    2/28/1999                $ 9,422         $19,803          $23,538
    3/31/1999                $ 9,252         $20,595          $24,099
    4/30/1999                $ 8,629         $21,393          $22,489
    5/31/1999                $ 8,622         $20,888          $21,849
    6/30/1999                $ 9,094         $22,046          $22,857
    7/31/1999                $ 9,201         $21,359          $21,590
    8/31/1999                $ 9,050         $21,253          $22,323
    9/30/1999                $ 8,685         $20,671          $20,520
   10/31/1999                $ 8,843         $21,979          $22,784
   11/30/1999                $ 9,497         $22,426          $22,945
   12/31/1999                $10,416         $23,746          $20,905
    1/31/2000                $11,222         $22,553          $22,148
    2/29/2000                $13,890         $22,126          $19,851
    3/31/2000                $12,713         $24,290          $20,938
    4/30/2000                $12,518         $23,559          $22,604
    5/31/2000                $13,129         $23,077          $23,864
    6/30/2000                $15,243         $23,646          $25,849
    7/31/2000                $14,689         $23,277          $24,399
    8/31/2000                $17,018         $24,722          $24,567
    9/30/2000                $17,912         $23,417          $25,787
   10/31/2000                $17,301         $23,317          $26,734
   11/30/2000                $16,351         $21,480          $27,872
   12/31/2000                $17,495         $21,586          $28,651
    1/31/2001                $16,361         $22,351          $26,313
    2/28/2001                $15,747         $20,314          $26,376
    3/31/2001                $13,946         $19,028          $24,417
    4/30/2001                $15,153         $20,506          $25,085
    5/31/2001                $15,600         $20,643          $25,393
    6/30/2001                $16,214         $20,141          $24,212
    7/31/2001                $15,454         $19,943          $25,514
    8/31/2001                $15,247         $18,696          $24,612
    9/30/2001                $14,253         $17,186          $24,970
   10/31/2001                $14,293         $17,514          $24,849
   11/30/2001                $14,733         $18,857          $26,056
   12/31/2001                $15,202         $19,022          $25,228
    1/31/2002                $14,473         $18,745          $24,991
    2/28/2002                $13,625         $18,383          $25,090
    3/31/2002                $14,159         $19,075          $25,141
    4/30/2002                $13,458         $17,919          $23,585
    5/31/2002                $12,796         $17,787          $23,136
    6/30/2002                $11,533         $16,521          $21,012
    7/31/2002                $10,658         $15,233          $20,580
    8/31/2002                $10,658         $15,333          $20,834
    9/30/2002                $10,137         $13,668          $19,496
   10/31/2002                $10,050         $14,870          $20,666
   11/30/2002                $10,431         $15,744          $21,224
   12/31/2002                $ 9,896         $14,820          $20,480
    1/31/2003                $ 9,709         $14,432          $20,402
    2/28/2003                $ 9,438         $14,215          $20,034
    3/31/2003                $ 9,785         $14,352          $20,723
    4/30/2003                $10,340         $15,535          $21,447
    5/31/2003                $11,076         $16,352          $21,852
    6/30/2003                $11,534         $16,561          $22,794
    7/31/2003                $11,659         $16,854          $22,466
    8/31/2003                $11,478         $17,182          $21,644
    9/30/2003                $11,603         $17,000          $21,728
   10/31/2003                $11,728         $17,961          $21,889
   11/30/2003                $12,041         $18,119          $22,255
   12/31/2003                $12,658         $19,068          $23,563
    1/31/2004                $13,005         $19,418          $24,211
    2/29/2004                $13,213         $19,688          $24,427
    3/31/2004                $13,047         $19,391          $23,433
    4/30/2004                $13,130         $19,087          $24,159
    5/31/2004                $13,227         $19,348          $24,126
    6/30/2004                $13,234         $19,724          $24,068
    7/31/2004                $12,339         $19,072          $22,772
    8/31/2004                $12,339         $19,148          $23,179
    9/30/2004                $12,485         $19,356          $22,771
   10/31/2004                $12,450         $19,651          $22,274
   11/30/2004                $12,950         $20,446          $22,664
   12/31/2004                $13,838         $21,142          $23,958
    1/31/2005                $13,311         $20,626          $23,201
    2/28/2005                $13,540         $21,060          $23,927
    3/31/2005                $13,311         $20,688          $23,814
    4/30/2005                $13,352         $20,295          $24,623
    5/31/2005                $13,803         $20,941          $24,878
    6/30/2005                $13,984         $20,971          $24,798
    7/31/2005                $14,511         $21,750          $25,371
    8/31/2005                $14,518         $21,552          $25,301
    9/30/2005                $14,400         $21,726          $25,145
   10/31/2005                $14,095         $21,364          $24,405
   11/30/2005                $14,393         $22,171          $24,665
   12/31/2005                $14,615         $22,179          $25,505
    1/31/2006                $15,025         $22,766          $25,884
    2/28/2006                $15,566         $22,828          $26,148
    3/31/2006                $15,545         $23,112          $25,825
    4/30/2006                $15,177         $23,422          $25,015

ENDNOTES

INVESTING IN A NONDIVERSIFIED, GLOBAL FUND CONCENTRATING IN THE HEALTH CARE SECTOR INVOLVES SPECIAL RISKS SUCH AS EXPOSURE TO CURRENCY FLUCTUATION, AND INCREASED SUSCEPTIBILITY TO ECONOMIC, POLITICAL AND REGULATORY DEVELOPMENTS. THE FUND INVESTS IN BIOTECHNOLOGY COMPANIES, WHICH ARE OFTEN SMALL OR RELATIVELY NEW, AND IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN ONE OF THE MARKET'S MOST VOLATILE SECTORS. SMALLER-COMPANY STOCKS CAN ALSO INVOLVE SPECIAL RISKS ASSOCIATED WITH SMALLER REVENUES AND MARKET SHARE, AND MORE LIMITED PRODUCT LINES, AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Health Care Index includes all the companies in the health care industry that are in the S&P 500.


                                                              Annual Report | 27

YOUR FUND'S EXPENSES

FRANKLIN GLOBAL HEALTH CARE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


28 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------
                                         BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSES PAID DURING
CLASS A                                    VALUE 11/1/05    VALUE 4/30/06   PERIOD* 11/1/05-4/30/06
----------------------------------------------------------------------------------------------------
Actual                                        $1,000          $1,080.20             $ 6.50
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000          $1,018.55             $ 6.31
----------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------
Actual                                        $1,000          $1,076.50             $10.30
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000          $1,014.88             $ 9.99
----------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------
Actual                                        $1,000          $1,076.80             $10.30
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000          $1,014.88             $ 9.99
----------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.26%; B: 2.00%; and C: 2.00%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 29

FRANKLIN NATURAL RESOURCES FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Natural Resources Fund seeks high total return by investing at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services for natural resources companies.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Natural Resources Fund
Based on Total Net Assets as of4/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

            Energy Minerals                                      42.3%
            Industrial Services                                  28.5%
            Non-Energy Minerals                                  14.7%
            Process Industries                                    8.2%
            Other                                                 2.4%
            Short-Term Investments & Other Net Assets             3.9%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Natural Resources Fund's annual report for the fiscal year ended April 30, 2006.

PERFORMANCE OVERVIEW

Franklin Natural Resources Fund - Class A delivered a +53.11% cumulative total return for the 12 months under review. The Fund outperformed its benchmarks, the Goldman Sachs Natural Resources Index and Standard & Poor's 500 Index (S&P 500), which returned +48.09% and +15.41% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 34.

1. Sources: Goldman Sachs; Standard & Poor's Micropal. The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index that includes companies involved in extractive industries (mining), energy, forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 69.


30 | Annual Report

INVESTMENT STRATEGY

We use a fundamental, research-driven approach to identify industries in the natural resources sector that we believe offer the strongest underlying attributes including, but not limited to, favorable supply and demand characteristics, barriers to entry, and pricing power. Within those industries, we seek to identify individual companies that appear to offer the best total return potential. The Fund's holdings are typically concentrated in the energy sector, but also include investments in the metals and mining, chemicals, paper and forest products, and other related sectors.

MANAGER'S DISCUSSION

Natural resource equities outperformed the broader market over the past year driven by rising commodity prices, revenues and earnings. Nearly all natural resources sectors posted positive returns, led by metals and mining stocks. These stocks benefited from robust demand growth, limited capacity additions, geopolitical instability and inflation fears. Energy-related equities also performed well, with coal, refining and oilfield services leading the group with average returns in excess of 75%. Conversely, process industries stocks, such as those of agriculture and chemicals companies, did not fare as well due to rising costs affecting profit margins.

In the energy minerals sector, oil and gas production stocks continued to represent the Fund's largest industry weighting and contributor to performance as oil and natural gas prices reached historical highs during the past year. Oil prices remained high despite rising crude oil inventory levels as geopolitical tensions and a lack of significant production capacity increases kept supply and demand closely aligned. Natural gas prices followed a more volatile path as the commodity rose in response to supply disruptions created by hurricanes Katrina and Rita, and then declined as unseasonably warm winter weather in the eastern U.S. reduced demand and led to historically high inventory levels.

Although most of the Fund's oil and gas production holdings benefited from higher commodity prices, several stood out. For example, shares of Parallel Petroleum and KCS Energy more than doubled in value as investors seemed to appreciate the companies' asset value and production growth potential. Other standout performers included Talisman Energy; Chesapeake Energy; Spinnaker Exploration, which was acquired during the period by Norsk Hydro; and Burlington Resources, which was acquired by ConocoPhillips in March. We added several new positions in the oil and gas production industry during the year that we believed could benefit from healthy production growth and historically high commodity prices. However, sales led to a net reduction

GEOGRAPHIC BREAKDOWN
Franklin Natural Resources Fund
Based on Total Net Assets as of 4/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

            North America                                        82.4%
            Europe                                                7.8%
            Latin America                                         2.6%
            Australia & New Zealand                               1.5%
            Cayman Islands                                        0.9%
            Middle East & Africa                                  0.5%
            Jersey Islands                                        0.4%
            Short-Term Investments & Other Net Assets             3.9%


                                                              Annual Report | 31

TOP 10 EQUITY HOLDINGS
Franklin Natural Resources Fund
4/30/06

-----------------------------------------------------------------------------
COMPANY                                                           % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                          NET ASSETS
-----------------------------------------------------------------------------
Exxon Mobil Corp.                                                       4.5%
 ENERGY MINERALS, U.S
-----------------------------------------------------------------------------
BP PLC, ADR                                                             4.0%
 ENERGY MINERALS, U.K.
-----------------------------------------------------------------------------
ConocoPhillips                                                          3.5%
 ENERGY MINERALS, U.S.
-----------------------------------------------------------------------------
Newfield Exploration Co.                                                2.9%
 ENERGY MINERALS, U.S.
-----------------------------------------------------------------------------
Occidental Petroleum Corp.                                              2.5%
 ENERGY MINERALS, U.S.
-----------------------------------------------------------------------------
Chevron Corp.                                                           2.4%
 ENERGY MINERALS, U.S.
-----------------------------------------------------------------------------
National-Oilwell Varco Inc.                                             2.2%
 INDUSTRIAL SERVICES, U.S.
-----------------------------------------------------------------------------
Peabody Energy Corp.                                                    2.2%
 ENERGY MINERALS, U.S.
-----------------------------------------------------------------------------
Superior Energy Services Inc.                                           2.1%
 INDUSTRIAL SERVICES, U.S.
-----------------------------------------------------------------------------
Total SA, B, ADR                                                        2.0%
 ENERGY MINERALS, FRANCE
-----------------------------------------------------------------------------

in the portfolio's industry weighting as we became increasingly concerned with natural gas inventory levels and the potential for supply increases.

Other energy related industries also performed well. In the industrial services sector, the oilfield services and contract drilling industries benefited from increased drilling and development activity as companies focused on increasing production. Strong demand for rigs and services led to higher utilization and pricing strength across most business lines. We initiated several positions in the oilfield services and drilling industries that were expected to benefit from these trends. In addition, several of these companies have proprietary products or were employing unique strategies in their pursuit of growth. We also added to several existing positions, focusing on companies we believed stood to benefit from hurricane-related repair work and capital spending for oilfield equipment. As a result, the Fund's weighting in the oilfield services and drilling industries increased during the period.

The coal industry, in the energy minerals sector, and oil refining and marketing companies, in the process industries sector, contributed to Fund performance. Shares of coal producer Peabody Energy increased 193% in value, and this holding was the Fund's largest single contributor to absolute performance during the period. We added to our Peabody and other coal holdings during the year and established a position in private company Energy Coal Resources. We also established three positions in oil refining and marketing companies with the purchase of Sunoco, Valero Energy and Western Refining. In our opinion, these companies could benefit from historically high refining profit margins and grow through refinery expansions and upgrades.

Although the metals and mining industry, part of the non-energy minerals sector, did not contribute as much as the energy minerals sector to Fund performance, the Fund owned several stocks that performed well and contributed strongly to overall performance. Most metals and mining companies benefited from robust demand growth, tight capacity and rising commodity prices. Fund holdings Companhia Vale do Rio Doce (iron ore), Zinifex (zinc), Freeport-McMoRan Copper & Gold (gold and copper), Southern Copper (copper), and Xstrata (diversified mining) each appreciated in value more than 90%.

We increased the Fund's weighting in the above-mentioned groups throughout the year by purchasing shares in Newcrest Mining, Anglogold and Southern Copper. We also established positions in SXR Uranium One and UrAsia Energy, both in the uranium industry, because we believed they were well positioned to benefit from the sharp rise in uranium prices and future demand growth. These purchases, combined with strong relative performance, led to


32 | Annual Report
an increase in the Fund's non-energy minerals weighting from 8.3% to 14.7% of total net assets at the end of the period.

Some Fund holdings in the process industries sector hurt the Fund's relative performance during the period largely due to rising feedstock prices, sluggish demand and currency fluctuations. However, we were able to mitigate the potential impact by selling or reducing several positions. Sales included E.I. duPont, Lyondell Chemical, Nova Chemicals, Bowater and Smurfit-Stone Container. We also reduced positions in Cabot and Minerals Technologies. These sales and the stocks' overall decline in value reduced the Fund's weighting in process industries from 13.9% to 4.6% of total net assets by period-end.

Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]       /s/ Frederick G. Fromm

                      Frederick G. Fromm, CFA
                      Portfolio Manager
                      Franklin Natural Resources Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 33

PERFORMANCE SUMMARY AS OF 4/30/06

FRANKLIN NATURAL RESOURCES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------
CLASS A (SYMBOL: FRNRX)                            CHANGE   4/30/06   4/30/05
------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$11.60    $35.92    $24.32
------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-4/30/06)
------------------------------------------------------------------------------
Dividend Income                          $0.0972
------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.4187
------------------------------------------------------------------------------
Long-Term Capital Gain                   $0.6549
------------------------------------------------------------------------------
         TOTAL                           $1.1708
------------------------------------------------------------------------------
CLASS C (SYMBOL: FNCRX)                            CHANGE   4/30/06    9/1/05
------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$4.23    $35.79    $31.56
------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-4/30/06)
------------------------------------------------------------------------------
Dividend Income                          $0.0716
------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.4187
------------------------------------------------------------------------------
Long-Term Capital Gain                   $0.6549
------------------------------------------------------------------------------
         TOTAL                           $1.1452
------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FNRAX)                      CHANGE   4/30/06   4/30/05
------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$12.22    $37.57    $25.35
------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-4/30/06)
------------------------------------------------------------------------------
Dividend Income                          $0.1315
------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.4187
------------------------------------------------------------------------------
Long-Term Capital Gain                   $0.6549
------------------------------------------------------------------------------
         TOTAL                           $1.2051
------------------------------------------------------------------------------


34 | Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE AND AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A 1                                1-YEAR     5-YEAR              10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 2               +53.11%    +97.99%             +227.91%
--------------------------------------------------------------------------------
Average Annual Total Return 3           +44.32%    +13.29%              +11.95%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4           $14,432    $18,661              $30,909
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 5      +26.84%    +13.43%              +12.04%
--------------------------------------------------------------------------------
CLASS C                                                      INCEPTION (9/1/05)
--------------------------------------------------------------------------------
Cumulative Total Return 2                                               +17.47%
--------------------------------------------------------------------------------
Aggregate Total Return 6                                                +16.47%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4                                           $11,647
--------------------------------------------------------------------------------
Aggregate Total Return (3/31/06) 5,6                                     +9.64%
--------------------------------------------------------------------------------
ADVISOR CLASS 1,7                        1-YEAR     5-YEAR              10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 2               +53.55%   +101.58%              +252.86
--------------------------------------------------------------------------------
Average Annual Total Return 3           +53.55%    +15.05%              +13.44%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4           $15,355    $20,158              $35,286
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 5      +35.03%    +15.20%              +13.53%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 35

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS A 1                    4/30/06
-------------------------------------
1-Year                       +44.32%
-------------------------------------
5-Year                       +13.29%
-------------------------------------
10-Year                      +11.95%
-------------------------------------

CLASS (5/1/96-4/30/06) 1

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       FRANKLIN NATURAL                   GOLDMAN SACHS NATURAL
       DATE             RESOURCES FUND      S&P 500 8       RESOURCES INDEX 9
-----------------      -----------------   -----------    ---------------------
     5/1/1996               $ 9,426          $10,000
    5/31/1996               $ 9,598          $10,257
    6/30/1996               $ 9,596          $10,297
    7/31/1996               $ 8,963          $ 9,842
    8/31/1996               $ 9,539          $10,050              $ 9,539
    9/30/1996               $ 9,877          $10,615              $ 9,791
   10/31/1996               $10,258          $10,908              $10,373
   11/30/1996               $10,869          $11,731              $10,879
   12/31/1996               $10,930          $11,499              $10,802
    1/31/1997               $11,225          $12,217              $11,251
    2/28/1997               $10,812          $12,313              $10,715
    3/31/1997               $10,346          $11,808              $10,981
    4/30/1997               $10,391          $12,512              $10,939
    5/31/1997               $11,306          $13,273              $11,742
    6/30/1997               $11,423          $13,868              $11,926
    7/31/1997               $11,786          $14,971              $12,918
    8/31/1997               $12,217          $14,133              $12,793
    9/30/1997               $13,122          $14,906              $13,617
   10/31/1997               $12,677          $14,409              $13,248
   11/30/1997               $11,386          $15,075              $12,525
   12/31/1997               $11,331          $15,334              $12,393
    1/31/1998               $10,643          $15,503              $11,647
    2/28/1998               $11,212          $16,621              $12,243
    3/31/1998               $11,765          $17,471              $12,688
    4/30/1998               $12,216          $17,647              $13,051
    5/31/1998               $11,244          $17,344              $12,321
    6/30/1998               $10,554          $18,048              $11,897
    7/31/1998               $ 9,362          $17,856              $10,892
    8/31/1998               $ 7,145          $15,277              $ 9,208
    9/30/1998               $ 8,488          $16,256              $10,779
   10/31/1998               $ 9,076          $17,577              $11,069
   11/30/1998               $ 8,401          $18,642              $10,642
   12/31/1998               $ 8,381          $19,716              $10,436
    1/31/1999               $ 7,974          $20,540              $ 9,722
    2/28/1999               $ 7,735          $19,902              $ 9,505
    3/31/1999               $ 8,908          $20,698              $11,276
    4/30/1999               $10,576          $21,499              $13,085
    5/31/1999               $10,073          $20,992              $12,479
    6/30/1999               $10,789          $22,156              $13,051
    7/31/1999               $11,070          $21,466              $13,141
    8/31/1999               $11,239          $21,359              $13,508
    9/30/1999               $10,974          $20,774              $12,988
   10/31/1999               $10,476          $22,088              $12,699
   11/30/1999               $10,540          $22,537              $12,757
   12/31/1999               $11,191          $23,864              $13,056
    1/31/2000               $10,902          $22,665              $12,522
    2/29/2000               $10,805          $22,237              $11,933
    3/31/2000               $12,724          $24,411              $13,614
    4/30/2000               $12,636          $23,676              $13,359
    5/31/2000               $13,687          $23,192              $14,300
    6/30/2000               $13,414          $23,764              $13,573
    7/31/2000               $12,483          $23,393              $13,112
    8/31/2000               $14,241          $24,845              $14,488
    9/30/2000               $14,225          $23,533              $14,357
   10/31/2000               $13,262          $23,434              $13,920
   11/30/2000               $12,411          $21,587              $13,106
   12/31/2000               $15,087          $21,693              $14,906
    1/31/2001               $14,547          $22,463              $14,523
    2/28/2001               $14,635          $20,416              $14,376
    3/31/2001               $14,611          $19,123              $13,935
    4/30/2001               $15,612          $20,608              $15,453
    5/31/2001               $15,958          $20,746              $15,154
    6/30/2001               $14,103          $20,241              $13,690
    7/31/2001               $13,578          $20,042              $13,613
    8/31/2001               $12,675          $18,789              $13,095
    9/30/2001               $11,182          $17,272              $11,790
   10/31/2001               $11,884          $17,601              $12,256
   11/30/2001               $11,723          $18,951              $11,848
   12/31/2001               $12,568          $19,117              $12,385
    1/31/2002               $12,204          $18,838              $12,117
    2/28/2002               $12,891          $18,475              $12,610
    3/31/2002               $13,974          $19,170              $13,527
    4/30/2002               $14,032          $18,008              $13,111
    5/31/2002               $13,998          $17,876              $12,995
    6/30/2002               $13,337          $16,603              $12,490
    7/31/2002               $11,229          $15,309              $10,860
    8/31/2002               $11,543          $15,409              $10,998
    9/30/2002               $10,856          $13,736              $ 9,928
   10/31/2002               $11,121          $14,944              $10,109
   11/30/2002               $11,741          $15,823              $10,566
   12/31/2002               $11,909          $14,894              $10,610
    1/31/2003               $11,395          $14,504              $10,352
    2/28/2003               $11,445          $14,286              $10,473
    3/31/2003               $11,171          $14,424              $10,376
    4/30/2003               $11,279          $15,612              $10,468
    5/31/2003               $12,705          $16,434              $11,584
    6/30/2003               $12,614          $16,644              $11,593
    7/31/2003               $12,000          $16,937              $11,330
    8/31/2003               $12,896          $17,267              $11,985
    9/30/2003               $12,606          $17,084              $11,779
   10/31/2003               $12,888          $18,050              $12,161
   11/30/2003               $13,228          $18,209              $12,406
   12/31/2003               $14,884          $19,163              $13,953
    1/31/2004               $14,826          $19,515              $13,675
    2/29/2004               $15,539          $19,786              $14,391
    3/31/2004               $15,681          $19,488              $14,381
    4/30/2004               $15,606          $19,182              $14,089
    5/31/2004               $15,606          $19,445              $14,170
    6/30/2004               $16,693          $19,823              $14,967
    7/31/2004               $17,058          $19,167              $15,246
    8/31/2004               $16,776          $19,244              $15,024
    9/30/2004               $18,295          $19,452              $16,383
   10/31/2004               $18,295          $19,749              $16,447
   11/30/2004               $19,897          $20,548              $17,559
   12/31/2004               $19,532          $21,247              $17,109
    1/31/2005               $19,748          $20,729              $17,300
    2/28/2005               $22,404          $21,165              $19,577
    3/31/2005               $21,624          $20,791              $19,133
    4/30/2005               $20,188          $20,397              $17,979
    5/31/2005               $20,827          $21,045              $18,386
    6/30/2005               $22,172          $21,075              $19,768
    7/31/2005               $24,206          $21,859              $21,070
    8/31/2005               $25,758          $21,659              $22,402
    9/30/2005               $27,426          $21,835              $23,782
   10/31/2005               $25,376          $21,470              $21,807
   11/30/2005               $26,032          $22,282              $22,380
   12/31/2005               $26,856          $22,290              $23,001
    1/31/2006               $30,823          $22,880              $26,299
    2/28/2006               $27,674          $22,942              $23,836
    3/31/2006               $29,102          $23,227              $24,994
    4/30/2006               $30,909          $23,539              $26,625

AGGREGATE TOTAL RETURN

-----------------------------------------------------------------------------
CLASS C 6                                                            4/30/06
-----------------------------------------------------------------------------
Since Inception (9/1/05)                                             +16.47%
-----------------------------------------------------------------------------

CLASS C (9/1/05-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       FRANKLIN NATURAL                   GOLDMAN SACHS NATURAL
       DATE             RESOURCES FUND      S&P 500 8       RESOURCES INDEX 9
-----------------      -----------------   -----------    ---------------------
     9/1/2005               $10,000          $10,000              $10,000
    9/30/2005               $10,459          $10,081              $10,616
   10/31/2005               $ 9,670          $ 9,913              $ 9,734
   11/30/2005               $ 9,918          $10,287              $ 9,990
   12/31/2005               $10,227          $10,291              $10,267
    1/31/2006               $11,734          $10,564              $11,740
    2/28/2006               $10,529          $10,592              $10,640
    3/31/2006               $11,064          $10,724              $11,157
    4/30/2006               $11,647          $10,868              $11,885


36 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
ADVISOR CLASS 1,7            4/30/06
-------------------------------------
1-Year                       +53.55%
-------------------------------------
5-Year                       +15.05%
-------------------------------------
10-Year                      +13.44%
-------------------------------------

ADVISOR CLASS (5/1/96-4/30/06) 1,7

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       FRANKLIN NATURAL                   GOLDMAN SACHS NATURAL
       DATE             RESOURCES FUND      S&P 500 8       RESOURCES INDEX 9
-----------------      -----------------   -----------    ---------------------
     5/1/1996               $10,000          $10,000
    5/31/1996               $10,183          $10,257
    6/30/1996               $10,180          $10,297
    7/31/1996               $ 9,509          $ 9,842
    8/31/1996               $10,119          $10,050              $10,119
    9/30/1996               $10,478          $10,615              $10,386
   10/31/1996               $10,883          $10,908              $11,004
   11/30/1996               $11,531          $11,731              $11,541
   12/31/1996               $11,485          $11,499              $11,459
    1/31/1997               $11,901          $12,217              $11,935
    2/28/1997               $11,462          $12,313              $11,366
    3/31/1997               $10,976          $11,808              $11,649
    4/30/1997               $11,023          $12,512              $11,605
    5/31/1997               $12,003          $13,273              $12,456
    6/30/1997               $12,120          $13,868              $12,651
    7/31/1997               $12,515          $14,971              $13,703
    8/31/1997               $12,988          $14,133              $13,570
    9/30/1997               $13,942          $14,906              $14,445
   10/31/1997               $13,477          $14,409              $14,054
   11/30/1997               $12,112          $15,075              $13,287
   12/31/1997               $12,044          $15,334              $13,147
    1/31/1998               $11,320          $15,503              $12,355
    2/28/1998               $11,934          $16,621              $12,988
    3/31/1998               $12,540          $17,471              $13,460
    4/30/1998               $13,019          $17,647              $13,845
    5/31/1998               $11,985          $17,344              $13,071
    6/30/1998               $11,259          $18,048              $12,621
    7/31/1998               $ 9,994          $17,856              $11,555
    8/31/1998               $ 7,633          $15,277              $ 9,767
    9/30/1998               $ 9,060          $16,256              $11,434
   10/31/1998               $ 9,696          $17,577              $11,742
   11/30/1998               $ 8,983          $18,642              $11,289
   12/31/1998               $ 8,962          $19,716              $11,070
    1/31/1999               $ 8,525          $20,540              $10,313
    2/28/1999               $ 8,278          $19,902              $10,083
    3/31/1999               $ 9,543          $20,698              $11,962
    4/30/1999               $11,655          $21,499              $13,881
    5/31/1999               $11,108          $20,992              $13,238
    6/30/1999               $11,902          $22,156              $13,845
    7/31/1999               $12,212          $21,466              $13,940
    8/31/1999               $12,410          $21,359              $14,329
    9/30/1999               $12,117          $20,774              $13,778
   10/31/1999               $11,575          $22,088              $13,471
   11/30/1999               $11,644          $22,537              $13,533
   12/31/1999               $12,367          $23,864              $13,850
    1/31/2000               $12,057          $22,665              $13,284
    2/29/2000               $11,945          $22,237              $12,658
    3/31/2000               $14,071          $24,411              $14,441
    4/30/2000               $13,976          $23,676              $14,171
    5/31/2000               $15,147          $23,192              $15,170
    6/30/2000               $14,845          $23,764              $14,398
    7/31/2000               $13,813          $23,393              $13,910
    8/31/2000               $15,775          $24,845              $15,369
    9/30/2000               $15,758          $23,533              $15,230
   10/31/2000               $14,690          $23,434              $14,767
   11/30/2000               $13,761          $21,587              $13,903
   12/31/2000               $16,732          $21,693              $15,812
    1/31/2001               $16,134          $22,463              $15,406
    2/28/2001               $16,238          $20,416              $15,250
    3/31/2001               $16,220          $19,123              $14,782
    4/30/2001               $17,339          $20,608              $16,392
    5/31/2001               $17,721          $20,746              $16,076
    6/30/2001               $15,665          $20,241              $14,523
    7/31/2001               $15,093          $20,042              $14,440
    8/31/2001               $14,095          $18,789              $13,891
    9/30/2001               $12,430          $17,272              $12,506
   10/31/2001               $13,219          $17,601              $13,001
   11/30/2001               $13,037          $18,951              $12,568
   12/31/2001               $13,983          $19,117              $13,139
    1/31/2002               $13,582          $18,838              $12,853
    2/28/2002               $14,356          $18,475              $13,377
    3/31/2002               $15,557          $19,170              $14,350
    4/30/2002               $15,628          $18,008              $13,908
    5/31/2002               $15,602          $17,876              $13,785
    6/30/2002               $14,863          $16,603              $13,249
    7/31/2002               $12,515          $15,309              $11,520
    8/31/2002               $12,880          $15,409              $11,667
    9/30/2002               $12,106          $13,736              $10,532
   10/31/2002               $12,408          $14,944              $10,724
   11/30/2002               $13,102          $15,823              $11,209
   12/31/2002               $13,294          $14,894              $11,256
    1/31/2003               $12,721          $14,504              $10,982
    2/28/2003               $12,784          $14,286              $11,110
    3/31/2003               $12,497          $14,424              $11,006
    4/30/2003               $12,631          $15,612              $11,105
    5/31/2003               $14,225          $16,434              $12,288
    6/30/2003               $14,126          $16,644              $12,298
    7/31/2003               $13,446          $16,937              $12,018
    8/31/2003               $14,458          $17,267              $12,713
    9/30/2003               $14,135          $17,084              $12,495
   10/31/2003               $14,458          $18,050              $12,900
   11/30/2003               $14,834          $18,209              $13,161
   12/31/2003               $16,693          $19,163              $14,801
    1/31/2004               $16,639          $19,515              $14,506
    2/29/2004               $17,447          $19,786              $15,266
    3/31/2004               $17,617          $19,488              $15,255
    4/30/2004               $17,537          $19,182              $14,945
    5/31/2004               $17,537          $19,445              $15,031
    6/30/2004               $18,767          $19,823              $15,877
    7/31/2004               $19,180          $19,167              $16,173
    8/31/2004               $18,866          $19,244              $15,938
    9/30/2004               $20,590          $19,452              $17,379
   10/31/2004               $20,590          $19,749              $17,447
   11/30/2004               $22,403          $20,548              $18,626
   12/31/2004               $21,990          $21,247              $18,149
    1/31/2005               $22,242          $20,729              $18,352
    2/28/2005               $25,240          $21,165              $20,767
    3/31/2005               $24,370          $20,791              $20,296
    4/30/2005               $22,763          $20,397              $19,072
    5/31/2005               $23,481          $21,045              $19,504
    6/30/2005               $25,006          $21,075              $20,970
    7/31/2005               $27,305          $21,859              $22,351
    8/31/2005               $29,074          $21,659              $23,764
    9/30/2005               $30,960          $21,835              $25,228
   10/31/2005               $28,652          $21,470              $23,133
   11/30/2005               $29,397          $22,282              $23,741
   12/31/2005               $30,337          $22,290              $24,400
    1/31/2006               $34,831          $22,880              $27,898
    2/28/2006               $31,277          $22,942              $25,286
    3/31/2006               $32,905          $23,227              $26,514
    4/30/2006               $35,286          $23,539              $28,244

ENDNOTES

INVESTING IN A NONDIVERSIFIED FUND CONCENTRATING IN THE NATURAL RESOURCES SECTOR INVOLVES SPECIAL RISKS, INCLUDING THOSE RELATED TO INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS AFFECTING THE SECTOR IN WHICH IT INVESTS. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS CAN ALSO INVOLVE SPECIAL RISKS ASSOCIATED WITH SMALLER REVENUES AND MARKET SHARE, AND MORE LIMITED PRODUCT LINES, AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Aggregate total return represents the change in value of an investment over the period indicated. Because Class C shares have existed for less than one year, average annual total returns are not provided.

7. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +204.32% and +12.69%.

8. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

9. Source: Goldman Sachs. The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index that includes companies involved in extractive industries (mining), energy, forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations. Due to data availability, performance for the Goldman Sachs Natural Resources Index is shown starting 8/31/96 using the Fund's value on that date.


                                                              Annual Report | 37

YOUR FUND'S EXPENSES

FRANKLIN NATURAL RESOURCES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


38 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------
                                         BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                   VALUE 11/01/05    VALUE 4/30/06   PERIOD* 11/01/05-4/30/06
-----------------------------------------------------------------------------------------------------
Actual                                        $1,000           $1,210.80              $5.59
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000           $1,019.74              $5.11
-----------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------
Actual (9/1/05-10/31/05)                      $1,000           $1,214.70              $9.23
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000           $1,016.46              $8.40
-----------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------
Actual                                        $1,000           $1,219.90              $3.85
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000           $1,021.32              $3.51
-----------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.02%;C:1.68%; and Advisor: 0.70%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 39

FRANKLIN TECHNOLOGY FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Technology Fund seeks capital appreciation by investing at least 80% of its net assets in equity securities of companies expected to benefit from the development, advancement and use of technology.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Technology Fund covers the fiscal year ended April 30, 2006.

PERFORMANCE OVERVIEW

Franklin Technology Fund - Class A delivered a +31.11% cumulative total return for the 12 months under review. The Fund outperformed its broad benchmark, the NASDAQ Composite Index, which returned +21.89%, but underperformed its narrow benchmark, the Merrill Lynch (ML) 100 Technology Index, which returned +34.34% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 43.

INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are positioned for rapid revenue, earnings or asset growth. We look for companies with distinct and sustainable competitive advantages such as a particular marketing niche, proven technology, strong management and industry leadership.

1. Source: Standard & Poor's Micropal. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies. The ML 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts. The index was developed with a base value of 200 as of 1/30/98. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 77.


40 | Annual Report

MANAGER'S DISCUSSION

Three significant contributors to the Fund's performance during the 12 months under review were FormFactor, Silicon Laboratories and American Tower. Shares of FormFactor, which makes wafer probe cards that test semiconductor circuits, rose 83% in value during the period. Silicon Laboratories develops mixed-signal integrated circuits for cell phones, set-top boxes and computer modems. The company's shares appreciated in value 84%. American Tower, which operates more than 22,000 broadcast and communications towers in the U.S., Brazil and Mexico and rents space to wireless carriers and radio and TV broadcasters, increased 98% during the period.

On the other hand, three stocks that detracted from Fund returns were Yahoo!, Dell and Alliance Data Systems. Yahoo! is the leading online information service and has a network of news, entertainment and online shopping Internet sites. Shares of Yahoo! declined nearly 5% in value during the year under review. Dell is the world's leading direct-sale vendor of desktop and notebook personal computers designed for consumers. The company also sells network servers, workstations, storage systems and Ethernet switches. Dell's stock declined 14% in value from the beginning of the period until we sold it. Alliance Data Systems performs private-label credit card services such as transaction and marketing services to about 350 clients. The stock, which we sold during the period, lost nearly 10% in value for the time we owned it during this reporting period.

PORTFOLIO BREAKDOWN
Franklin Technology Fund
Based on Total Net Assets as of 4/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

            Semiconductors                                       16.8%
            Telecommunications Equipment                         10.5%
            Internet Software & Services                          8.8%
            Packaged Software                                     8.2%
            Information Technology Services                       5.4%
            Computer Communications                               5.2%
            Data Processing Services                              4.9%
            Computer Peripherals                                  4.4%
            Electronic Production Equipment                       3.9%
            Electronic Equipment & Instruments                    3.3%
            Computer Processing Hardware                          2.8%
            Aerospace & Defense                                   2.8%
            Specialty Telecommunications                          2.3%
            Other                                                10.1%
            Short-Term Investment & Other Net Assets             10.6%


                                                              Annual Report | 41

TOP 10 EQUITY HOLDINGS
Franklin Technology Fund
4/30/06

-----------------------------------------------------------------------------
COMPANY                                                           % OF TOTAL
SECTOR/INDUSTRY                                                   NET ASSETS
-----------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)                                 2.9%
  SEMICONDUCTORS
-----------------------------------------------------------------------------
Apple Computer Inc.                                                     2.8%
 COMPUTER PROCESSING & HARDWARE
-----------------------------------------------------------------------------
QUALCOMM Inc.                                                           2.6%
 TELECOMMUNICATIONS EQUIPMENT
-----------------------------------------------------------------------------
NeuStar Inc., A                                                         2.4%
 DATA PROCESSING SERVICES
-----------------------------------------------------------------------------
American Tower Corp., A                                                 2.3%
 SPECIALTY TELECOMMUNICATIONS
-----------------------------------------------------------------------------
Altera Corp.                                                            2.1%
 SEMICONDUCTORS
-----------------------------------------------------------------------------
Cognizant Technology Solutions Corp., A                                 2.1%
 INFORMATION TECHNOLOGY SERVICES
-----------------------------------------------------------------------------
Amdocs Ltd.                                                             2.1%
 INFORMATION TECHNOLOGY SERVICES
-----------------------------------------------------------------------------
Intersil Corp., A                                                       2.1%
 SEMICONDUCTORS
-----------------------------------------------------------------------------
Tektronix Inc.                                                          2.1%
 ELECTRONIC EQUIPMENT & INSTRUMENTS
-----------------------------------------------------------------------------

Thank you for your continued participation in Franklin Technology Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]       /s/ J.P. Scandalios

                      J.P. Scandalios

[PHOTO OMITTED]       /s/ Robert R. Dean, CFA

                      Robert R. Dean, CFA

                      Portfolio Management Team
                      Franklin Technology Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


42 | Annual Report

PERFORMANCE SUMMARY AS OF 4/30/06

FRANKLIN TECHNOLOGY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

-----------------------------------------------------------------------------
CLASS A (SYMBOL: FTCAX)                  CHANGE       4/30/06        4/30/05
-----------------------------------------------------------------------------
Net Asset Value (NAV)                    +$1.35         $5.69          $4.34
-----------------------------------------------------------------------------
CLASS B (SYMBOL: N/A)                    CHANGE       4/30/06        4/30/05
-----------------------------------------------------------------------------
Net Asset Value (NAV)                    +$1.28         $5.49          $4.21
-----------------------------------------------------------------------------
CLASS C (SYMBOL: FFTCX)                  CHANGE       4/30/06        4/30/05
-----------------------------------------------------------------------------
Net Asset Value (NAV)                    +$1.27         $5.47          $4.20
-----------------------------------------------------------------------------
CLASS R (SYMBOL: FTERX)                  CHANGE       4/30/06        4/30/05
-----------------------------------------------------------------------------
Net Asset Value (NAV)                    +$1.34         $5.66          $4.32
-----------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FRTCX)            CHANGE       4/30/06        4/30/05
-----------------------------------------------------------------------------
Net Asset Value (NAV)                    +$1.39         $5.80          $4.41
-----------------------------------------------------------------------------


                                                              Annual Report | 43

PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY; ADVISOR CLASS: NO SALES CHARGES. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                   1-YEAR    5-YEAR   INCEPTION (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return 2                +31.11%   -11.09%              -43.10%
--------------------------------------------------------------------------------
Average Annual Total Return 3            +23.70%    -3.47%               -9.87%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4            $12,370    $8,380               $5,363
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 5       +17.32%    +0.68%              -10.00%
--------------------------------------------------------------------------------
CLASS B                                   1-YEAR    5-YEAR   INCEPTION (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return 2                +30.40%   -13.81%              -45.10%
--------------------------------------------------------------------------------
Average Annual Total Return 3            +26.40%    -3.32%               -9.67%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4            $12,640    $8,446               $5,435
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 5       +19.70%    +0.87%               -9.82%
--------------------------------------------------------------------------------
CLASS C                                   1-YEAR    5-YEAR   INCEPTION (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return 2                +30.24%   -13.99%              -45.30%
--------------------------------------------------------------------------------
Average Annual Total Return 3            +29.24%    -2.97%               -9.57%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4            $12,924    $8,601               $5,470
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 5       +22.76%    +1.25%               -9.70%
--------------------------------------------------------------------------------
CLASS R                                   1-YEAR    3-YEAR   INCEPTION (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 2                +31.02%   +77.99%               +6.19%
--------------------------------------------------------------------------------
Average Annual Total Return 3            +30.02%   +21.19%               +1.40%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4            $13,002   $17,799              $10,619
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 5       +23.18%   +24.90%               +1.38%
--------------------------------------------------------------------------------
ADVISOR CLASS                             1-YEAR    5-YEAR   INCEPTION (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return 2                +31.52%    -9.66%              -42.00%
--------------------------------------------------------------------------------
Average Annual Total Return 3            +31.52%    -2.01%               -8.68%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4            $13,152    $9,034               $5,800
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 5       +24.73%    +2.25%               -8.80%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


44 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS A                      4/30/06
-------------------------------------
1-Year                       +23.70%
-------------------------------------
5-Year                        -3.47%
-------------------------------------
Since Inception (5/1/00)      -9.87%
-------------------------------------

CLASS A (5/1/00-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                              NASDAQ       MERRILL LYNCH
                            FRANKLIN        COMPOSITE     100 TECHNOLOGY
      DATE              TECHNOLOGY FUND      INDEX 6         INDEX 6
-----------------      -----------------   ------------   ---------------
     5/1/2000               $ 9,425          $10,000         $10,000
    5/31/2000               $ 8,878          $ 8,825         $ 8,739
    6/30/2000               $10,688          $10,315         $ 9,943
    7/31/2000               $10,424          $ 9,796         $ 9,255
    8/31/2000               $12,290          $10,940         $10,893
    9/30/2000               $11,414          $ 9,555         $ 9,568
   10/31/2000               $10,132          $ 8,769         $ 8,563
   11/30/2000               $ 7,125          $ 6,765         $ 6,150
   12/31/2000               $ 7,097          $ 6,439         $ 5,811
    1/31/2001               $ 8,115          $ 7,228         $ 6,811
    2/28/2001               $ 5,881          $ 5,612         $ 4,841
    3/31/2001               $ 4,882          $ 4,803         $ 4,068
    4/30/2001               $ 6,032          $ 5,527         $ 4,970
    5/31/2001               $ 5,806          $ 5,513         $ 4,678
    6/30/2001               $ 5,778          $ 5,646         $ 4,697
    7/31/2001               $ 5,297          $ 5,299         $ 4,270
    8/31/2001               $ 4,515          $ 4,725         $ 3,747
    9/30/2001               $ 3,374          $ 3,948         $ 2,776
   10/31/2001               $ 4,109          $ 4,453         $ 3,301
   11/30/2001               $ 4,816          $ 5,089         $ 3,926
   12/31/2001               $ 4,958          $ 5,143         $ 3,919
    1/31/2002               $ 4,835          $ 5,102         $ 3,941
    2/28/2002               $ 4,241          $ 4,571         $ 3,406
    3/31/2002               $ 4,694          $ 4,874         $ 3,802
    4/30/2002               $ 4,119          $ 4,460         $ 3,339
    5/31/2002               $ 3,789          $ 4,270         $ 3,152
    6/30/2002               $ 3,261          $ 3,869         $ 2,637
    7/31/2002               $ 2,893          $ 3,514         $ 2,285
    8/31/2002               $ 2,809          $ 3,480         $ 2,205
    9/30/2002               $ 2,319          $ 3,104         $ 1,808
   10/31/2002               $ 2,714          $ 3,522         $ 2,203
   11/30/2002               $ 3,129          $ 3,919         $ 2,689
   12/31/2002               $ 2,733          $ 3,542         $ 2,291
    1/31/2003               $ 2,780          $ 3,506         $ 2,284
    2/28/2003               $ 2,818          $ 3,553         $ 2,304
    3/31/2003               $ 2,743          $ 3,564         $ 2,287
    4/30/2003               $ 3,007          $ 3,893         $ 2,556
    5/31/2003               $ 3,308          $ 4,244         $ 2,990
    6/30/2003               $ 3,318          $ 4,318         $ 2,975
    7/31/2003               $ 3,506          $ 4,617         $ 3,110
    8/31/2003               $ 3,864          $ 4,819         $ 3,458
    9/30/2003               $ 3,751          $ 4,759         $ 3,340
   10/31/2003               $ 4,185          $ 5,150         $ 3,742
   11/30/2003               $ 4,260          $ 5,228         $ 3,861
   12/31/2003               $ 4,251          $ 5,346         $ 3,868
    1/31/2004               $ 4,458          $ 5,514         $ 4,116
    2/29/2004               $ 4,392          $ 5,420         $ 4,039
    3/31/2004               $ 4,345          $ 5,327         $ 3,925
    4/30/2004               $ 4,006          $ 5,130         $ 3,610
    5/31/2004               $ 4,298          $ 5,311         $ 3,821
    6/30/2004               $ 4,486          $ 5,476         $ 3,935
    7/31/2004               $ 4,025          $ 5,048         $ 3,486
    8/31/2004               $ 3,921          $ 4,920         $ 3,329
    9/30/2004               $ 4,128          $ 5,080         $ 3,497
   10/31/2004               $ 4,383          $ 5,290         $ 3,751
   11/30/2004               $ 4,609          $ 5,621         $ 4,016
   12/31/2004               $ 4,750          $ 5,835         $ 4,145
    1/31/2005               $ 4,458          $ 5,533         $ 3,850
    2/28/2005               $ 4,467          $ 5,509         $ 3,917
    3/31/2005               $ 4,307          $ 5,371         $ 3,806
    4/30/2005               $ 4,090          $ 5,164         $ 3,585
    5/31/2005               $ 4,411          $ 5,563         $ 3,928
    6/30/2005               $ 4,345          $ 5,536         $ 3,835
    7/31/2005               $ 4,590          $ 5,882         $ 4,096
    8/31/2005               $ 4,552          $ 5,798         $ 4,105
    9/30/2005               $ 4,599          $ 5,801         $ 4,211
   10/31/2005               $ 4,515          $ 5,721         $ 4,075
   11/30/2005               $ 4,788          $ 6,029         $ 4,331
   12/31/2005               $ 4,807          $ 5,959         $ 4,388
    1/31/2006               $ 5,203          $ 6,238         $ 4,679
    2/28/2006               $ 5,156          $ 6,177         $ 4,633
    3/31/2006               $ 5,363          $ 6,339         $ 4,779
    4/30/2006               $ 5,363          $ 6,294         $ 4,816

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS B                      4/30/06
-------------------------------------
1-Year                       +26.40%
-------------------------------------
5-Year                        -3.32%
-------------------------------------
Since Inception (5/1/00)      -9.67%
-------------------------------------

CLASS B (5/1/00-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                              NASDAQ       MERRILL LYNCH
                            FRANKLIN        COMPOSITE     100 TECHNOLOGY
      DATE              TECHNOLOGY FUND      INDEX 6         INDEX 6
-----------------      -----------------   ------------   ---------------
    5/31/2000               $ 9,410          $ 8,825         $ 8,739
    6/30/2000               $11,340          $10,315         $ 9,943
    7/31/2000               $11,040          $ 9,796         $ 9,255
    8/31/2000               $13,020          $10,940         $10,893
    9/30/2000               $12,080          $ 9,555         $ 9,568
   10/31/2000               $10,720          $ 8,769         $ 8,563
   11/30/2000               $ 7,540          $ 6,765         $ 6,150
   12/31/2000               $ 7,500          $ 6,439         $ 5,811
    1/31/2001               $ 8,580          $ 7,228         $ 6,811
    2/28/2001               $ 6,210          $ 5,612         $ 4,841
    3/31/2001               $ 5,150          $ 4,803         $ 4,068
    4/30/2001               $ 6,370          $ 5,527         $ 4,970
    5/31/2001               $ 6,130          $ 5,513         $ 4,678
    6/30/2001               $ 6,090          $ 5,646         $ 4,697
    7/31/2001               $ 5,580          $ 5,299         $ 4,270
    8/31/2001               $ 4,750          $ 4,725         $ 3,747
    9/30/2001               $ 3,550          $ 3,948         $ 2,776
   10/31/2001               $ 4,320          $ 4,453         $ 3,301
   11/30/2001               $ 5,060          $ 5,089         $ 3,926
   12/31/2001               $ 5,210          $ 5,143         $ 3,919
    1/31/2002               $ 5,080          $ 5,102         $ 3,941
    2/28/2002               $ 4,460          $ 4,571         $ 3,406
    3/31/2002               $ 4,920          $ 4,874         $ 3,802
    4/30/2002               $ 4,320          $ 4,460         $ 3,339
    5/31/2002               $ 3,970          $ 4,270         $ 3,152
    6/30/2002               $ 3,420          $ 3,869         $ 2,637
    7/31/2002               $ 3,030          $ 3,514         $ 2,285
    8/31/2002               $ 2,940          $ 3,480         $ 2,205
    9/30/2002               $ 2,420          $ 3,104         $ 1,808
   10/31/2002               $ 2,840          $ 3,522         $ 2,203
   11/30/2002               $ 3,270          $ 3,919         $ 2,689
   12/31/2002               $ 2,860          $ 3,542         $ 2,291
    1/31/2003               $ 2,900          $ 3,506         $ 2,284
    2/28/2003               $ 2,940          $ 3,553         $ 2,304
    3/31/2003               $ 2,860          $ 3,564         $ 2,287
    4/30/2003               $ 3,140          $ 3,893         $ 2,556
    5/31/2003               $ 3,450          $ 4,244         $ 2,990
    6/30/2003               $ 3,460          $ 4,318         $ 2,975
    7/31/2003               $ 3,650          $ 4,617         $ 3,110
    8/31/2003               $ 4,020          $ 4,819         $ 3,458
    9/30/2003               $ 3,890          $ 4,759         $ 3,340
   10/31/2003               $ 4,350          $ 5,150         $ 3,742
   11/30/2003               $ 4,420          $ 5,228         $ 3,861
   12/31/2003               $ 4,410          $ 5,346         $ 3,868
    1/31/2004               $ 4,630          $ 5,514         $ 4,116
    2/29/2004               $ 4,560          $ 5,420         $ 4,039
    3/31/2004               $ 4,500          $ 5,327         $ 3,925
    4/30/2004               $ 4,150          $ 5,130         $ 3,610
    5/31/2004               $ 4,450          $ 5,311         $ 3,821
    6/30/2004               $ 4,640          $ 5,476         $ 3,935
    7/31/2004               $ 4,160          $ 5,048         $ 3,486
    8/31/2004               $ 4,050          $ 4,920         $ 3,329
    9/30/2004               $ 4,260          $ 5,080         $ 3,497
   10/31/2004               $ 4,530          $ 5,290         $ 3,751
   11/30/2004               $ 4,760          $ 5,621         $ 4,016
   12/31/2004               $ 4,900          $ 5,835         $ 4,145
    1/31/2005               $ 4,590          $ 5,533         $ 3,850
    2/28/2005               $ 4,600          $ 5,509         $ 3,917
    3/31/2005               $ 4,430          $ 5,371         $ 3,806
    4/30/2005               $ 4,210          $ 5,164         $ 3,585
    5/31/2005               $ 4,540          $ 5,563         $ 3,928
    6/30/2005               $ 4,460          $ 5,536         $ 3,835
    7/31/2005               $ 4,720          $ 5,882         $ 4,096
    8/31/2005               $ 4,670          $ 5,798         $ 4,105
    9/30/2005               $ 4,720          $ 5,801         $ 4,211
   10/31/2005               $ 4,630          $ 5,721         $ 4,075
   11/30/2005               $ 4,910          $ 6,029         $ 4,331
   12/31/2005               $ 4,920          $ 5,959         $ 4,388
    1/31/2006               $ 5,330          $ 6,238         $ 4,679
    2/28/2006               $ 5,280          $ 6,177         $ 4,633
    3/31/2006               $ 5,480          $ 6,339         $ 4,779
    4/30/2006               $ 5,435          $ 6,294         $ 4,816


                                                              Annual Report | 45

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS C                      4/30/06
-------------------------------------
1-Year                       +29.24%
-------------------------------------
5-Year                        -2.97%
-------------------------------------
Since Inception (5/1/00)      -9.57%
-------------------------------------

CLASS C (5/1/00-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                              NASDAQ       MERRILL LYNCH
                            FRANKLIN        COMPOSITE     100 TECHNOLOGY
      DATE              TECHNOLOGY FUND      INDEX 6         INDEX 6
-----------------      -----------------   ------------   ---------------
     5/1/2000               $10,000          $10,000         $10,000
    5/31/2000               $ 9,400          $ 8,825         $ 8,739
    6/30/2000               $11,320          $10,315         $ 9,943
    7/31/2000               $11,010          $ 9,796         $ 9,255
    8/31/2000               $12,990          $10,940         $10,893
    9/30/2000               $12,050          $ 9,555         $ 9,568
   10/31/2000               $10,690          $ 8,769         $ 8,563
   11/30/2000               $ 7,520          $ 6,765         $ 6,150
   12/31/2000               $ 7,490          $ 6,439         $ 5,811
    1/31/2001               $ 8,550          $ 7,228         $ 6,811
    2/28/2001               $ 6,190          $ 5,612         $ 4,841
    3/31/2001               $ 5,140          $ 4,803         $ 4,068
    4/30/2001               $ 6,360          $ 5,527         $ 4,970
    5/31/2001               $ 6,110          $ 5,513         $ 4,678
    6/30/2001               $ 6,080          $ 5,646         $ 4,697
    7/31/2001               $ 5,570          $ 5,299         $ 4,270
    8/31/2001               $ 4,740          $ 4,725         $ 3,747
    9/30/2001               $ 3,540          $ 3,948         $ 2,776
   10/31/2001               $ 4,310          $ 4,453         $ 3,301
   11/30/2001               $ 5,050          $ 5,089         $ 3,926
   12/31/2001               $ 5,200          $ 5,143         $ 3,919
    1/31/2002               $ 5,070          $ 5,102         $ 3,941
    2/28/2002               $ 4,450          $ 4,571         $ 3,406
    3/31/2002               $ 4,910          $ 4,874         $ 3,802
    4/30/2002               $ 4,300          $ 4,460         $ 3,339
    5/31/2002               $ 3,960          $ 4,270         $ 3,152
    6/30/2002               $ 3,410          $ 3,869         $ 2,637
    7/31/2002               $ 3,020          $ 3,514         $ 2,285
    8/31/2002               $ 2,940          $ 3,480         $ 2,205
    9/30/2002               $ 2,420          $ 3,104         $ 1,808
   10/31/2002               $ 2,830          $ 3,522         $ 2,203
   11/30/2002               $ 3,260          $ 3,919         $ 2,689
   12/31/2002               $ 2,850          $ 3,542         $ 2,291
    1/31/2003               $ 2,900          $ 3,506         $ 2,284
    2/28/2003               $ 2,930          $ 3,553         $ 2,304
    3/31/2003               $ 2,850          $ 3,564         $ 2,287
    4/30/2003               $ 3,130          $ 3,893         $ 2,556
    5/31/2003               $ 3,440          $ 4,244         $ 2,990
    6/30/2003               $ 3,450          $ 4,318         $ 2,975
    7/31/2003               $ 3,640          $ 4,617         $ 3,110
    8/31/2003               $ 4,000          $ 4,819         $ 3,458
    9/30/2003               $ 3,880          $ 4,759         $ 3,340
   10/31/2003               $ 4,330          $ 5,150         $ 3,742
   11/30/2003               $ 4,410          $ 5,228         $ 3,861
   12/31/2003               $ 4,390          $ 5,346         $ 3,868
    1/31/2004               $ 4,610          $ 5,514         $ 4,116
    2/29/2004               $ 4,540          $ 5,420         $ 4,039
    3/31/2004               $ 4,490          $ 5,327         $ 3,925
    4/30/2004               $ 4,140          $ 5,130         $ 3,610
    5/31/2004               $ 4,440          $ 5,311         $ 3,821
    6/30/2004               $ 4,620          $ 5,476         $ 3,935
    7/31/2004               $ 4,150          $ 5,048         $ 3,486
    8/31/2004               $ 4,040          $ 4,920         $ 3,329
    9/30/2004               $ 4,250          $ 5,080         $ 3,497
   10/31/2004               $ 4,510          $ 5,290         $ 3,751
   11/30/2004               $ 4,740          $ 5,621         $ 4,016
   12/31/2004               $ 4,880          $ 5,835         $ 4,145
    1/31/2005               $ 4,580          $ 5,533         $ 3,850
    2/28/2005               $ 4,590          $ 5,509         $ 3,917
    3/31/2005               $ 4,420          $ 5,371         $ 3,806
    4/30/2005               $ 4,200          $ 5,164         $ 3,585
    5/31/2005               $ 4,520          $ 5,563         $ 3,928
    6/30/2005               $ 4,450          $ 5,536         $ 3,835
    7/31/2005               $ 4,700          $ 5,882         $ 4,096
    8/31/2005               $ 4,660          $ 5,798         $ 4,105
    9/30/2005               $ 4,700          $ 5,801         $ 4,211
   10/31/2005               $ 4,620          $ 5,721         $ 4,075
   11/30/2005               $ 4,890          $ 6,029         $ 4,331
   12/31/2005               $ 4,910          $ 5,959         $ 4,388
    1/31/2006               $ 5,310          $ 6,238         $ 4,679
    2/28/2006               $ 5,260          $ 6,177         $ 4,633
    3/31/2006               $ 5,470          $ 6,339         $ 4,779
    4/30/2006               $ 5,470          $ 6,294         $ 4,816

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS R                      4/30/06
-------------------------------------
1-Year                       +30.02%
-------------------------------------
3-Year                       +21.19%
-------------------------------------
Since Inception (1/1/02)      +1.40%
-------------------------------------

CLASS R (1/1/02-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                              NASDAQ       MERRILL LYNCH
                            FRANKLIN        COMPOSITE     100 TECHNOLOGY
      DATE              TECHNOLOGY FUND      INDEX 6         INDEX 6
-----------------      -----------------   ------------   ---------------
     1/1/2002               $10,000          $10,000         $10,000
    1/31/2002               $ 9,606          $ 9,921         $10,055
    2/28/2002               $ 8,443          $ 8,887         $ 8,691
    3/31/2002               $ 9,325          $ 9,476         $ 9,701
    4/30/2002               $ 8,180          $ 8,672         $ 8,518
    5/31/2002               $ 7,524          $ 8,302         $ 8,042
    6/30/2002               $ 6,473          $ 7,522         $ 6,730
    7/31/2002               $ 5,741          $ 6,832         $ 5,830
    8/31/2002               $ 5,591          $ 6,767         $ 5,626
    9/30/2002               $ 4,597          $ 6,035         $ 4,614
   10/31/2002               $ 5,384          $ 6,848         $ 5,620
   11/30/2002               $ 6,210          $ 7,621         $ 6,860
   12/31/2002               $ 5,441          $ 6,887         $ 5,846
    1/31/2003               $ 5,534          $ 6,816         $ 5,827
    2/28/2003               $ 5,591          $ 6,908         $ 5,878
    3/31/2003               $ 5,441          $ 6,931         $ 5,835
    4/30/2003               $ 5,966          $ 7,569         $ 6,520
    5/31/2003               $ 6,585          $ 8,252         $ 7,629
    6/30/2003               $ 6,604          $ 8,395         $ 7,591
    7/31/2003               $ 6,960          $ 8,978         $ 7,935
    8/31/2003               $ 7,674          $ 9,371         $ 8,823
    9/30/2003               $ 7,429          $ 9,253         $ 8,521
   10/31/2003               $ 8,293          $10,013         $ 9,548
   11/30/2003               $ 8,443          $10,166         $ 9,853
   12/31/2003               $ 8,424          $10,394         $ 9,870
    1/31/2004               $ 8,836          $10,722         $10,502
    2/29/2004               $ 8,724          $10,538         $10,305
    3/31/2004               $ 8,611          $10,357         $10,013
    4/30/2004               $ 7,955          $ 9,975         $ 9,211
    5/31/2004               $ 8,536          $10,326         $ 9,749
    6/30/2004               $ 8,893          $10,647         $10,041
    7/31/2004               $ 7,974          $ 9,816         $ 8,893
    8/31/2004               $ 7,767          $ 9,567         $ 8,494
    9/30/2004               $ 8,180          $ 9,877         $ 8,923
   10/31/2004               $ 8,686          $10,286         $ 9,570
   11/30/2004               $ 9,136          $10,929         $10,247
   12/31/2004               $ 9,418          $11,346         $10,575
    1/31/2005               $ 8,836          $10,758         $ 9,824
    2/28/2005               $ 8,855          $10,712         $ 9,995
    3/31/2005               $ 8,536          $10,444         $ 9,710
    4/30/2005               $ 8,105          $10,041         $ 9,146
    5/31/2005               $ 8,743          $10,817         $10,023
    6/30/2005               $ 8,593          $10,765         $ 9,786
    7/31/2005               $ 9,099          $11,437         $10,451
    8/31/2005               $ 9,005          $11,274         $10,475
    9/30/2005               $ 9,099          $11,279         $10,745
   10/31/2005               $ 8,949          $11,123         $10,396
   11/30/2005               $ 9,475          $11,724         $11,050
   12/31/2005               $ 9,512          $11,587         $11,196
    1/31/2006               $10,300          $12,129         $11,939
    2/28/2006               $10,206          $12,011         $11,821
    3/31/2006               $10,600          $12,326         $12,193
    4/30/2006               $10,619          $12,238         $12,288


46 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
ADVISOR CLASS                4/30/06
-------------------------------------
1-Year                       +31.52%
-------------------------------------
5-Year                        -2.01%
-------------------------------------
Since Inception (5/1/00)      -8.68%
-------------------------------------

ADVISOR CLASS (5/1/00-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                              NASDAQ       MERRILL LYNCH
                            FRANKLIN        COMPOSITE     100 TECHNOLOGY
      DATE              TECHNOLOGY FUND      INDEX 6         INDEX 6
-----------------      -----------------   ------------   ---------------
     5/1/2000              $ 10,000          $10,000          $10,000
    5/31/2000              $  9,410          $ 8,825          $ 8,739
    6/30/2000              $ 11,340          $10,315          $ 9,943
    7/31/2000              $ 11,060          $ 9,796          $ 9,255
    8/31/2000              $ 13,050          $10,940          $10,893
    9/30/2000              $ 12,110          $ 9,555          $ 9,568
   10/31/2000              $ 10,760          $ 8,769          $ 8,563
   11/30/2000              $  7,570          $ 6,765          $ 6,150
   12/31/2000              $  7,540          $ 6,439          $ 5,811
    1/31/2001              $  8,620          $ 7,228          $ 6,811
    2/28/2001              $  6,250          $ 5,612          $ 4,841
    3/31/2001              $  5,190          $ 4,803          $ 4,068
    4/30/2001              $  6,420          $ 5,527          $ 4,970
    5/31/2001              $  6,180          $ 5,513          $ 4,678
    6/30/2001              $  6,150          $ 5,646          $ 4,697
    7/31/2001              $  5,640          $ 5,299          $ 4,270
    8/31/2001              $  4,810          $ 4,725          $ 3,747
    9/30/2001              $  3,600          $ 3,948          $ 2,776
   10/31/2001              $  4,380          $ 4,453          $ 3,301
   11/30/2001              $  5,130          $ 5,089          $ 3,926
   12/31/2001              $  5,290          $ 5,143          $ 3,919
    1/31/2002              $  5,160          $ 5,102          $ 3,941
    2/28/2002              $  4,530          $ 4,571          $ 3,406
    3/31/2002              $  5,010          $ 4,874          $ 3,802
    4/30/2002              $  4,390          $ 4,460          $ 3,339
    5/31/2002              $  4,050          $ 4,270          $ 3,152
    6/30/2002              $  3,490          $ 3,869          $ 2,637
    7/31/2002              $  3,090          $ 3,514          $ 2,285
    8/31/2002              $  3,010          $ 3,480          $ 2,205
    9/30/2002              $  2,480          $ 3,104          $ 1,808
   10/31/2002              $  2,900          $ 3,522          $ 2,203
   11/30/2002              $  3,340          $ 3,919          $ 2,689
   12/31/2002              $  2,930          $ 3,542          $ 2,291
    1/31/2003              $  2,980          $ 3,506          $ 2,284
    2/28/2003              $  3,020          $ 3,553          $ 2,304
    3/31/2003              $  2,940          $ 3,564          $ 2,287
    4/30/2003              $  3,220          $ 3,893          $ 2,556
    5/31/2003              $  3,550          $ 4,244          $ 2,990
    6/30/2003              $  3,560          $ 4,318          $ 2,975
    7/31/2003              $  3,760          $ 4,617          $ 3,110
    8/31/2003              $  4,140          $ 4,819          $ 3,458
    9/30/2003              $  4,020          $ 4,759          $ 3,340
   10/31/2003              $  4,490          $ 5,150          $ 3,742
   11/30/2003              $  4,570          $ 5,228          $ 3,861
   12/31/2003              $  4,560          $ 5,346          $ 3,868
    1/31/2004              $  4,790          $ 5,514          $ 4,116
    2/29/2004              $  4,720          $ 5,420          $ 4,039
    3/31/2004              $  4,670          $ 5,327          $ 3,925
    4/30/2004              $  4,310          $ 5,130          $ 3,610
    5/31/2004              $  4,630          $ 5,311          $ 3,821
    6/30/2004              $  4,820          $ 5,476          $ 3,935
    7/31/2004              $  4,330          $ 5,048          $ 3,486
    8/31/2004              $  4,220          $ 4,920          $ 3,329
    9/30/2004              $  4,440          $ 5,080          $ 3,497
   10/31/2004              $  4,730          $ 5,290          $ 3,751
   11/30/2004              $  4,970          $ 5,621          $ 4,016
   12/31/2004              $  5,120          $ 5,835          $ 4,145
    1/31/2005              $  4,810          $ 5,533          $ 3,850
    2/28/2005              $  4,820          $ 5,509          $ 3,917
    3/31/2005              $  4,650          $ 5,371          $ 3,806
    4/30/2005              $  4,410          $ 5,164          $ 3,585
    5/31/2005              $  4,760          $ 5,563          $ 3,928
    6/30/2005              $  4,680          $ 5,536          $ 3,835
    7/31/2005              $  4,960          $ 5,882          $ 4,096
    8/31/2005              $  4,910          $ 5,798          $ 4,105
    9/30/2005              $  4,960          $ 5,801          $ 4,211
   10/31/2005              $  4,880          $ 5,721          $ 4,075
   11/30/2005              $  5,170          $ 6,029          $ 4,331
   12/31/2005              $  5,190          $ 5,959          $ 4,388
    1/31/2006              $  5,620          $ 6,238          $ 4,679
    2/28/2006              $  5,570          $ 6,177          $ 4,633
    3/31/2006              $  5,800          $ 6,339          $ 4,779
    4/30/2006              $  5,800          $ 6,294          $ 4,816

ENDNOTES

INVESTING IN A NONDIVERSIFIED FUND CONCENTRATING IN THE TECHNOLOGY SECTOR INVOLVES SPECIAL RISKS, INCLUDING THOSE RELATED TO INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. TECHNOLOGY STOCKS HAVE HISTORICALLY BEEN VOLATILE IN PRICE, ESPECIALLY OVER THE SHORT TERM, DUE TO THE RAPID PACE OF PRODUCT CHANGE AND DEVELOPMENT. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS ALSO INVOLVE SPECIAL RISKS, SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as
                 described in the prospectus.

1. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Source: Standard & Poor's Micropal. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies. The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts. The index was developed with a base value of 200 as of 1/30/98.


                                                              Annual Report | 47

YOUR FUND'S EXPENSES

FRANKLIN TECHNOLOGY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


48 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 11/1/05     VALUE 4/30/06    PERIOD* 11/1/05-4/30/06
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,187.90              $ 9.22
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,016.36              $ 8.50
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,185.70              $12.63
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,013.24              $11.63
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,184.00              $12.67
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,013.19              $11.68
--------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,186.60              $10.03
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,015.62              $ 9.25
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,188.50              $ 7.38
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,018.05              $ 6.80
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.70%; B: 2.33%; C: 2.34%; R: 1.85%; and Advisor: 1.36%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 49

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                 ---------------------------------------------------------------------------------
                                                                               YEAR ENDED APRIL 30,
CLASS A                                                 2006               2005               2004            2003            2002
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........   $     46.05        $     53.26        $     37.26     $     42.72     $     57.78
                                                 ---------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a  .............         (0.59)             (0.58)             (0.55)          (0.44)          (0.53)

 Net realized and unrealized gains (losses) ..         10.98              (6.63)             16.55           (5.02)         (14.53)
                                                 ---------------------------------------------------------------------------------
Total from investment operations .............         10.39              (7.21)             16.00           (5.46)         (15.06)
                                                 ---------------------------------------------------------------------------------
Redemption fees ..............................            -- c               -- c               --              --              --
                                                 ---------------------------------------------------------------------------------
Net asset value, end of year .................   $     56.44        $     46.05        $     53.26     $     37.26     $     42.72
                                                 =================================================================================

Total return b  ..............................         22.50%            (13.54)%            42.98%         (12.80)%        (26.06)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............   $   510,700        $   485,909        $   683,439     $   510,107     $   702,189

Ratios to average net assets:

 Expenses ....................................          1.25% d            1.29% d            1.28%           1.57%           1.29%

 Net investment income (loss) ................         (1.06)%            (1.17)%            (1.17)%         (1.28)%         (0.99)%

Portfolio turnover rate ......................         37.38%             34.34%             59.39%          47.36%          53.85%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charges.

c     Amount is less than $0.01 per share.

d     Benefit of expense reduction is less than 0.01%.


50 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, APRIL 30, 2006

---------------------------------------------------------------------------------------------------------------------
       FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                   SHARES/RIGHTS/WARRANTS      VALUE
---------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS 99.2%
       COMMON STOCKS, RIGHTS AND WARRANTS 97.7%
       BIOTECHNOLOGY 84.7%
     a Adolor Corp. ............................................................         447,900       $  10,534,608
   a,b Advanced Life Sciences Holdings Inc. ....................................         671,900           1,961,948
   a,b Affymetrix Inc. .........................................................         148,200           4,245,930
   a,b Alkermes Inc. ...........................................................         364,900           7,834,403
     a Amgen Inc. ..............................................................         612,600          41,473,020
   a,b Arena Pharmaceuticals Inc. ..............................................         319,500           4,524,120
   a,b BioCryst Pharmaceuticals Inc. ...........................................          69,400           1,079,170
     a Biogen Idec Inc. ........................................................         497,122          22,295,922
     a Celgene Corp. ...........................................................         986,200          41,578,192
   a,b Cephalon Inc. ...........................................................         178,300          11,707,178
     a Charles River Laboratories International Inc. ...........................          57,300           2,707,425
   a,b Cotherix Inc. ...........................................................         380,700           3,037,986
     a Cubist Pharmaceuticals Inc. .............................................         355,000           8,047,850
   a,b CuraGen Corp. ...........................................................         310,500           1,245,105
     a Curis Inc. ..............................................................         448,300             775,559
   a,b DOV Pharmaceutical Inc. .................................................         341,100           2,776,554
     a Dyax Corp. ..............................................................         488,700           2,199,150
   a,b Encysive Pharmaceuticals Inc. ...........................................         320,900           1,370,243
     a Exelixis Inc. ...........................................................         296,600           3,191,416
     a Genentech Inc. ..........................................................         334,600          26,670,966
     a Genzyme Corp. ...........................................................         431,000          26,359,960
     a Gilead Sciences Inc. ....................................................         416,500          23,948,750
   a,b Human Genome Sciences Inc. ..............................................         442,900           5,053,489
   a,b ImClone Systems Inc. ....................................................         124,500           4,494,450
   a,b Indevus Pharmaceuticals Inc. ............................................         505,400           2,547,216
   a,b Inhibitex Inc. ..........................................................         156,900             313,800
     a Inhibitex Inc., PIPES ...................................................         284,650             569,300
   a,c Inhibitex Inc., wts., 11/10/09 ..........................................          85,395                  --
   a,b InterMune Inc. ..........................................................         384,400           6,146,556
     a Invitrogen Corp. ........................................................         183,300          12,099,633
   a,b Ista Pharmaceuticals Inc. ...............................................         334,400           2,023,120
     a Keryx Biopharmaceuticals Inc. ...........................................         734,800          12,513,644
     a Kosan Biosciences Inc. ..................................................         872,991           4,364,955
     a Medarex Inc. ............................................................         265,300           3,186,253
     a The Medicines Co. .......................................................         698,900          13,432,858
     a MedImmune Inc. ..........................................................         801,517          25,223,740
   a,b MGI Pharma Inc. .........................................................         350,300           6,543,604
     a Millennium Pharmaceuticals Inc. .........................................         266,429           2,419,175
   a,b Myogen Inc. .............................................................         109,100           3,606,846
     a Myriad Genetics Inc. ....................................................         110,000           2,819,300
   a,b Neurocrine Biosciences Inc. .............................................          63,500           3,642,360
     a Nuvelo Inc. .............................................................         162,116           2,653,839
   a,b Onyx Pharmaceuticals Inc. ...............................................          93,800           2,190,230
   a,b OSI Pharmaceuticals Inc. ................................................         113,600           3,018,352
     a Panacos Pharmaceuticals Inc. ............................................         280,400           1,959,996
   a,b PDL BioPharma Inc. ......................................................         372,100          10,709,038
   a,b Serologicals Corp. ......................................................         133,100           4,142,072
       Serono SA, B (Switzerland) ..............................................          10,386           6,816,532


                                                              Annual Report | 51

FRANKLIN STRATEGIC SERIES

---------------------------------------------------------------------------------------------------------------------
       FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                   SHARES/RIGHTS/WARRANTS      VALUE
---------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS (CONTINUED)
       COMMON STOCKS, RIGHTS AND WARRANTS (CONTINUED)
       BIOTECHNOLOGY (CONTINUED)
   a,b SuperGen Inc. ...........................................................         542,500       $   2,940,350
   a,b Telik Inc. ..............................................................         501,000           9,213,390
     a Theravance Inc. .........................................................         198,100           5,558,686
   a,b Threshold Pharmaceuticals Inc. ..........................................         293,100           4,323,225
   a,b Titan Pharmaceuticals Inc. ..............................................         419,600           1,036,412
   a,b Trimeris Inc. ...........................................................         330,200           3,711,448
   a,b Vanda Pharmaceuticals Inc. ..............................................         304,000           3,344,000
   a,b VaxGen Inc. .............................................................         410,300           3,302,915
   a,b ViroPharma Inc. .........................................................         509,000           5,721,160
     a ZymoGenetics Inc. .......................................................          59,900           1,226,153
                                                                                                       -------------
                                                                                                         432,433,552
                                                                                                       -------------

       MEDICAL SPECIALTIES 3.2%
     a Cerus Corp. .............................................................         167,700           1,157,130
     a Cypress Bioscience Inc. .................................................         246,200           1,834,190
   a,b Molecular Devices Corp. .................................................          96,600           3,091,200
   a,b Nektar Therapeutics .....................................................         307,300           6,610,023
     a Penwest Pharmaceuticals Co. .............................................         186,100           3,725,722
                                                                                                       -------------
                                                                                                          16,418,265
                                                                                                       -------------

       OTHER PHARMACEUTICALS 9.8%
   a,b AtheroGenics Inc. .......................................................          94,400           1,335,760
   a,b AVANIR Pharmaceuticals, A ...............................................         253,475           2,996,075
   a,c Avexa Ltd., rts., 5/05/06 (Australia) ...................................       1,477,000              44,886
     a Avexa Ltd. (Australia) ..................................................       5,908,000           1,256,809
   a,b Coley Pharmaceutical Group Inc. .........................................         268,800           4,298,112
     a Endo Pharmaceuticals Holdings Inc. ......................................         134,700           4,236,315
   a,b Inspire Pharmaceuticals Inc. ............................................         705,823           3,599,697
     a Iomai Corp. .............................................................         128,700             656,370
     a Labopharm Inc. (Canada) .................................................         258,200           2,307,688
     a POZEN Inc. ..............................................................         680,981          10,194,286
   a,b Sepracor Inc. ...........................................................         346,800          15,481,152
   a,b Somaxon Pharmaceuticals Inc. ............................................         126,100           2,489,214
   a,b United Therapeutics Corp. ...............................................          20,200           1,202,911
                                                                                                       -------------
                                                                                                          50,099,275
                                                                                                       -------------
       TOTAL COMMON STOCKS, RIGHTS AND WARRANTS (COST $354,360,970) ............                         498,951,092
                                                                                                       -------------

       CONVERTIBLE PREFERRED STOCK (COST $5,065,937) 1.5%
       BIOTECHNOLOGY 1.5%
   a,c Fibrogen Inc., cvt. pfd., E .............................................       1,128,271           7,728,656
                                                                                                       -------------
       TOTAL LONG TERM INVESTMENTS (COST $359,426,907)..........................                         506,679,748
                                                                                                       -------------


52 | Annual Report

FRANKLIN STRATEGIC SERIES

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                                         SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       SHORT TERM INVESTMENTS 23.5%
       MONEY MARKET FUND (COST $7,462,742) 1.5%
     d Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50% .................        7,462,742        $   7,462,742
                                                                                                                      -------------

                                                                                                ----------------
                                                                                                PRINCIPAL AMOUNT
                                                                                                ----------------
   e,f INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 22.0%
       REPURCHASE AGREEMENTS 22.0%
       Bank of America LLC, 4.78%, 5/01/06 (Maturity Value $23,578,388)
        Collateralized by U.S. Government Agency Securities, 5.00%-6.00%, 9/01/33-6/01/35          $23,569,000           23,569,000
       Barclays Capital Inc., 4.79%, 5/01/06 (Maturity Value $25,009,979)
        Collateralized by U.S. Government Agency Securities, 2.906%-10.00%, 1/01/07-3/01/44         25,000,000           25,000,000
       Citigroup Global Markets Inc., 4.77%, 5/01/06 (Maturity Value $23,455,320)
        Collateralized by  g U.S. Government Agency Securities, 0.00%-11.25%, 4/29/06-8/06/38       23,446,000           23,446,000
       Deutsche Bank Securities, 4.79%, 5/01/06 (Maturity Value $25,009,979)
        Collateralized by U.S. Government Agency Securities, 3.148%-6.00%, 9/01/18-11/01/40         25,000,000           25,000,000
       Goldman Sachs & Co., 4.78%, 5/01/06 (Maturity Value $9,774,892)
        Collateralized by U.S. Government Agency Securities, 4.00%-8.00%, 9/01/06-5/01/36            9,771,000            9,771,000
       Morgan Stanley & Co. Inc., 4.79%, 5/01/06 (Maturity Value $5,472,183)
        Collateralized by  g U.S. Government Agency Securities, 0.00%-8.28%, 5/02/06-4/18/36         5,470,000            5,470,000
                                                                                                                      -------------
       TOTAL INVESTMENTS FROM CASH COLLATERAL
         RECEIVED FOR LOANED SECURITIES (COST $112,256,000)..................................                           112,256,000
                                                                                                                      -------------
       TOTAL SHORT TERM INVESTMENTS (COST $119,718,742)......................................                           119,718,742
                                                                                                                      -------------
       TOTAL INVESTMENTS (COST $479,145,649) 122.7%..........................................                           626,398,490
       OTHER ASSETS, LESS LIABILITIES (22.7)% ...............................................                          (115,698,464)
                                                                                                                      -------------
       NET ASSETS 100.0%.....................................................................                         $ 510,700,026
                                                                                                                      =============

See Selected Portfolio Abbreviations on page 80.

a     Non-income producing.

b     A portion or all of the security is on loan as of April 28, 2006. See Note
      1(f).

c     See Note 8 regarding restricted securities.

d See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

e     See Note 1(e) regarding securities on loan.

f     See Note 1(c) regarding repurchase agreements.

g A portion of the security is treated on a discount basis with no stated coupon rate.


                         Annual Report | See notes to financial statements. | 53

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                 ---------------------------------------------------------------------------------
                                                                               YEAR ENDED APRIL 30,
CLASS A                                                 2006               2005               2004            2003            2002
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........   $      7.94        $      7.63        $      5.92     $      6.85     $     10.70
                                                 ---------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a  .............         (0.04)                -- d               -- f            -- g         (0.01)

 Net realized and unrealized gains (losses) ..          3.66               0.33               1.71           (0.93)          (3.84)
                                                 ---------------------------------------------------------------------------------
Total from investment operations .............          3.62               0.33               1.71           (0.93)          (3.85)
                                                 ---------------------------------------------------------------------------------
Less distributions from net investment income          (0.10)             (0.02)                --              --              --
                                                 ---------------------------------------------------------------------------------
Redemption fees ..............................            -- c               -- c               --              --              --
                                                 ---------------------------------------------------------------------------------
Net asset value, end of year .................   $     11.46        $      7.94        $      7.63     $      5.92     $      6.85
                                                 =================================================================================

Total return b  ..............................         45.70%              4.32%             28.89%         (13.58)%        (35.98)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............   $    69,746        $    49,926        $    59,702     $    53,722     $    80,581

Ratios to average net assets:

 Expenses ....................................          1.40%              1.47% e            1.47%           1.67%           1.27%

 Net investment income (loss) ................         (0.40)%             0.04%             (0.03)%         (0.05)%         (0.13)%

Portfolio turnover rate ......................        149.34%            171.40%            137.83%          94.95%          81.70%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charges.

c     Amount is less than $0.01 per share.

d     Actual net investment income per share is $0.003.

e     Benefit of expense reduction is less than 0.01%.

f     Actual net investment loss per share is $(0.002).

g     Actual net investment loss per share is $(0.003).


54 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                 ---------------------------------------------------------------------------------
                                                                               YEAR ENDED APRIL 30,
CLASS B                                                 2006               2005               2004            2003            2002
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........   $      7.59        $      7.33        $      5.73     $      6.67     $     10.50
                                                 ---------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a  .............         (0.11)             (0.05)             (0.05)          (0.04)          (0.07)

 Net realized and unrealized gains (losses) ..          3.48               0.31               1.65           (0.90)          (3.76)
                                                 ---------------------------------------------------------------------------------
Total from investment operations .............          3.37               0.26               1.60           (0.94)          (3.83)
                                                 ---------------------------------------------------------------------------------
Less distributions from net investment income          (0.02)                --                 --              --              --
                                                 ---------------------------------------------------------------------------------
Redemption fees ..............................            -- c               -- c               --              --              --
                                                 ---------------------------------------------------------------------------------
Net asset value, end of year .................   $     10.94        $      7.59        $      7.33     $      5.73     $      6.67
                                                 =================================================================================

Total return b  ..............................         44.57%              3.69%             27.75%         (14.09)%        (36.48)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............   $     3,517        $     2,663        $     3,170     $     2,690     $     3,675

Ratios to average net assets:

 Expenses ....................................          2.14%              2.21% d            2.22%           2.36%           2.01%

 Net investment income (loss) ................         (1.14)%            (0.70)%            (0.78)%         (0.74)%         (0.87)%

Portfolio turnover rate ......................        149.34%            171.40%            137.83%          94.95%          81.70%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charges.

c     Amount is less than $0.01 per share.

d     Benefit of expense reduction is less than 0.01%.


                         Annual Report | See notes to financial statements. | 55

FRANKLIN STRATEGIC SERIES

FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                 ---------------------------------------------------------------------------------
                                                                               YEAR ENDED APRIL 30,
CLASS C                                                 2006               2005               2004            2003            2002
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........   $      7.60        $      7.34        $      5.74     $      6.69     $     10.53
                                                 ---------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a  .............         (0.11)             (0.05)             (0.05)          (0.05)          (0.07)

 Net realized and unrealized gains (losses) ..          3.50               0.31               1.65           (0.90)          (3.77)
                                                 ---------------------------------------------------------------------------------
Total from investment operations .............          3.39               0.26               1.60           (0.95)          (3.84)
                                                 ---------------------------------------------------------------------------------
Less distributions from net investment income          (0.03)                --                 --              --              --
                                                 ---------------------------------------------------------------------------------
Redemption fees ..............................            -- c               -- c               --              --              --
                                                 ---------------------------------------------------------------------------------
Net asset value, end of year .................   $     10.96        $      7.60        $      7.34     $      5.74     $      6.69
                                                 =================================================================================

Total return b  ..............................         44.61%              3.54%             27.87%         (14.20)%        (36.47)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............   $    10,287        $     7,054        $     8,633     $     7,377     $    10,563

Ratios to average net assets:

 Expenses ....................................          2.15%              2.22% d            2.22%           2.47%           2.01%

 Net investment income (loss) ................         (1.15)%            (0.71)%            (0.78)%         (0.85)%         (0.87)%

Portfolio turnover rate ......................        149.34%            171.40%            137.83%          94.95%          81.70%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charges.

c     Amount is less than $0.01 per share.

d     Benefit of expense reduction is less than 0.01%.


56 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, APRIL 30, 2006

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN GLOBAL COMMUNICATIONS FUND                                          COUNTRY            SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 98.4%

       ADVERTISING/MARKETING SERVICES 2.6%
     a Focus Media Holding Ltd., ADR ........................................        China                29,600    $   1,787,544
     a Getty Images Inc. ....................................................    United States             5,400          345,654
                                                                                                                    -------------
                                                                                                                        2,133,198
                                                                                                                    -------------

       BROADCASTING 7.7%
   a,b Canadian Satellite Radio Holdings Inc., 144A .........................        Canada               48,700          566,406
       Clear Channel Communications Inc. ....................................    United States            53,500        1,526,355
     a Entravision Communications Corp. .....................................    United States            44,700          374,586
       Grupo Televisa SA, ADR ...............................................        Mexico               20,400          432,480
     a Univision Communications Inc., A .....................................    United States            45,800        1,634,602
     a XM Satellite Radio Holdings Inc., A ..................................    United States            92,400        1,868,328
                                                                                                                    -------------
                                                                                                                        6,402,757
                                                                                                                    -------------

       CABLE/SATELLITE TV 2.7%
     a Liberty Global Inc. ..................................................    United States            30,000          621,300
       Naspers Ltd., N ......................................................     South Africa            75,700        1,661,938
                                                                                                                    -------------
                                                                                                                        2,283,238
                                                                                                                    -------------

       COMPUTER COMMUNICATIONS 3.5%
     a Cisco Systems Inc. ...................................................    United States            84,000        1,759,800
     a F5 Networks Inc. .....................................................    United States            10,100          591,456
     a Ixia .................................................................    United States            15,000          169,500
     a Redback Networks Inc. ................................................    United States            19,000          425,600
                                                                                                                    -------------
                                                                                                                        2,946,356
                                                                                                                    -------------

       COMPUTER PROCESSING HARDWARE 1.8%
     a Apple Computer Inc. ..................................................    United States            20,800        1,464,112
                                                                                                                    -------------

       DATA PROCESSING SERVICES 2.9%
     a NeuStar Inc., A ......................................................    United States            70,000        2,457,000
                                                                                                                    -------------

       ELECTRONICS/APPLIANCES 0.7%
       Harman International Industries Inc. .................................    United States             7,100          624,729
                                                                                                                    -------------

       INTERNET SOFTWARE/SERVICES 7.6%
     a Akamai Technologies Inc. .............................................    United States            64,900        2,186,481
     a Google Inc., A .......................................................    United States             3,200        1,337,408
     a Hurray! Holding Co. Ltd., ADR ........................................        China                29,034          253,467
     a LivePerson Inc. ......................................................    United States            44,000          302,280
     a Opera Software ASA ...................................................        Norway               78,400          393,231
     a Tom Online Inc., ADR .................................................      Hong Kong              25,100          630,010
     a Yahoo! Inc. ..........................................................    United States            38,400        1,258,752
                                                                                                                    -------------
                                                                                                                        6,361,629
                                                                                                                    -------------

       MAJOR TELECOMMUNICATIONS 10.2%
       Alltel Corp. .........................................................    United States            18,500        1,190,845
       BellSouth Corp. ......................................................    United States            26,400          891,792
     a Bharti Tele-Ventures Ltd. ............................................        India               202,400        1,829,489
     a Hutchison Telecommunications International Ltd. ......................      Hong Kong             486,000          855,628
       PT Telekomunikasi Indonesia, B .......................................      Indonesia           1,219,400        1,047,976


                                                              Annual Report | 57

FRANKLIN STRATEGIC SERIES

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN GLOBAL COMMUNICATIONS FUND                                          COUNTRY            SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONTINUED)

       MAJOR TELECOMMUNICATIONS (CONTINUED)
       Sprint Nextel Corp. ..................................................    United States            10,216    $     253,357
       Telus Corp. ..........................................................        Canada               59,800        2,471,534
                                                                                                                    -------------
                                                                                                                        8,540,621
                                                                                                                    -------------

       MEDIA CONGLOMERATES 1.0%
       The Walt Disney Co. ..................................................    United States            29,400          822,024
                                                                                                                    -------------

       MOVIES/ENTERTAINMENT 1.7%
     a Outdoor Channel Holdings Inc. ........................................    United States            21,600          259,848
     a Pixar ................................................................    United States            18,100        1,163,649
                                                                                                                    -------------
                                                                                                                        1,423,497
                                                                                                                    -------------

       PACKAGED SOFTWARE 1.3%
     a Nuance Communications Inc. ...........................................    United States            33,300          427,239
     a Totvs SA .............................................................        Brazil               34,600          679,732
                                                                                                                    -------------
                                                                                                                        1,106,971
                                                                                                                    -------------

       PUBLISHING: NEWSPAPERS 2.1%
       E.W. Scripps Co., A ..................................................    United States            38,000        1,751,040
                                                                                                                    -------------

       RECREATIONAL PRODUCTS 2.6%
     a Scientific Games Corp., A ............................................    United States            56,200        2,140,658
                                                                                                                    -------------

       SEMICONDUCTORS 5.3%
     a ANADIGICS Inc. .......................................................    United States            60,600          542,370
     a Broadcom Corp., A ....................................................    United States            33,050        1,358,685
     a Marvell Technology Group Ltd. ........................................       Bermuda                6,600          376,794
     a Micron Technology Inc. ...............................................    United States            52,500          890,925
     a Silicon Laboratories Inc. ............................................    United States            14,300          666,523
     a Supertex Inc. ........................................................    United States            15,200          587,024
                                                                                                                    -------------
                                                                                                                        4,422,321
                                                                                                                    -------------

       SPECIALTY TELECOMMUNICATIONS 8.6%
     a American Tower Corp., A ..............................................    United States           135,635        4,630,579
     a Crown Castle International Corp. .....................................    United States            76,638        2,578,869
                                                                                                                    -------------
                                                                                                                        7,209,448
                                                                                                                    -------------

       TELECOMMUNICATIONS EQUIPMENT 12.6%
     a China GrenTech Corp. Ltd., ADR .......................................        China                 6,500          104,000
   a,b Comstar United Telesystems, GDR, 144A ................................        Russia               18,700          136,977
     a Comverse Technology Inc. .............................................    United States            26,400          597,960
     a Corning Inc. .........................................................    United States            53,900        1,489,257
       Harris Corp. .........................................................    United States            22,800        1,061,796
       Nokia Corp., ADR .....................................................       Finland              134,800        3,054,568
       QUALCOMM Inc. ........................................................    United States            65,400        3,357,636
     a Research In Motion Ltd. ..............................................        Canada                9,500          727,985
                                                                                                                    -------------
                                                                                                                       10,530,179
                                                                                                                    -------------


58 | Annual Report

FRANKLIN STRATEGIC SERIES

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN GLOBAL COMMUNICATIONS FUND                                          COUNTRY            SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONTINUED)

       WIRELESS COMMUNICATIONS 23.5%
       America Movil SA de CV, L, ADR .......................................        Mexico              168,100    $   6,204,571
     a Dobson Communications Corp. ..........................................    United States            18,900          170,100
   a,c Europolitan Vodafone AB ..............................................        Sweden              134,100          894,711
     a Leap Wireless International Inc. .....................................    United States            27,800        1,277,410
     a Motient Corp. ........................................................    United States            13,400          231,284
     a NII Holdings Inc. ....................................................    United States            73,700        4,414,630
       Rogers Communications Inc., B ........................................        Canada               93,000        3,942,984
     a SBA Communications Corp. .............................................    United States            80,800        2,029,696
       Vodafone Group PLC ...................................................    United Kingdom          180,100          425,409
                                                                                                                    -------------
                                                                                                                       19,590,795
                                                                                                                    -------------
       TOTAL COMMON STOCKS (COST $57,931,805) ...............................                                          82,210,573
                                                                                                                    -------------

       SHORT TERM INVESTMENTS (COST $1,363,500) 1.6%
       MONEY MARKET FUND 1.6%
     d Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50% .    United States         1,363,500        1,363,500
                                                                                                                    -------------

       TOTAL INVESTMENTS (COST $59,295,305) 100.0% ..........................                                          83,574,073
       OTHER ASSETS, LESS LIABILITIES 0.0% e  ...............................                                             (23,802)
                                                                                                                    -------------
       NET ASSETS 100.0% ....................................................                                       $  83,550,271
                                                                                                                    =============

See Selected Portfolio Abbreviations on page 80.

a     Non-income producing.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2006, the aggregate value of these securities was $703,383, representing 0.84% of net assets.

c     See Note 8 regarding restricted securities.

d See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

e     Rounds to less than 0.1% of net assets.


                         Annual Report | See notes to financial statements. | 59

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL HEALTH CARE FUND

                                                          -------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
CLASS A                                                        2006          2005          2004           2003           2002
                                                          -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................   $   20.36     $   19.86     $   15.53      $   20.80      $   23.29
                                                          -------------------------------------------------------------------
Income from investment operations:

   Net investment income (loss) a  ....................        0.12         (0.08)        (0.10)         (0.09)         (0.15)

   Net realized and unrealized gains (losses) .........        2.83          0.58          4.43          (4.62)         (2.30)
                                                          -------------------------------------------------------------------
Total from investment operations ......................        2.95          0.50          4.33          (4.71)         (2.45)
                                                          -------------------------------------------------------------------
Less distributions from net realized gains ............          --            --            --          (0.56)         (0.04)
                                                          -------------------------------------------------------------------
Redemption fees .......................................          -- c          -- c          --             --             --
                                                          -------------------------------------------------------------------
Net asset value, end of year ..........................   $   23.31     $   20.36     $   19.86      $   15.53      $   20.80
                                                          ===================================================================

Total return b  .......................................       14.44%         2.52%        27.88%        (22.56)%       (10.53)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $ 106,293     $  86,934     $  91,314      $  73,991      $ 110,062

Ratios to average net assets:

   Expenses ...........................................        1.26% d       1.32% d       1.36%          1.44%          1.22%

   Net investment income (loss) .......................        0.55%        (0.42)%       (0.52)%        (0.54)%        (0.65)%

Portfolio turnover rate ...............................       39.75%        77.50%        82.63%        137.37%        120.47%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charges.

c     Amount is less than $0.01 per share.

d     Benefit of expense reduction is less than 0.01%.


60 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN GLOBAL HEALTH CARE FUND

                                                          -------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
CLASS B                                                        2006          2005          2004           2003           2002
                                                          -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................   $   19.44     $   19.10     $   15.04      $   20.33      $   22.93
                                                          -------------------------------------------------------------------
Income from investment operations:

   Net investment income (loss) a  ....................       (0.04)        (0.22)        (0.23)         (0.20)         (0.31)

   Net realized and unrealized gains (losses) .........        2.68          0.56          4.29          (4.53)         (2.25)
                                                          -------------------------------------------------------------------
Total from investment operations ......................        2.64          0.34          4.06          (4.73)         (2.56)
                                                          -------------------------------------------------------------------
Less distributions from net realized gains ............          --            --            --          (0.56)         (0.04)
                                                          -------------------------------------------------------------------
Redemption fees .......................................          -- c          -- c          --             --             --
                                                          -------------------------------------------------------------------
Net asset value, end of year ..........................   $   22.08     $   19.44     $   19.10      $   15.04      $   20.33
                                                          ===================================================================

Total return b  .......................................       13.58%         1.78%        26.91%        (23.10)%       (11.22)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $  14,233     $  12,060     $  13,054      $   8,892      $  13,021

Ratios to average net assets:

   Expenses ...........................................        2.00% d       2.06% d       2.11%          2.18%          1.97%

   Net investment income (loss) .......................       (0.19)%       (1.16)%       (1.27)%        (1.28)%        (1.40)%

Portfolio turnover rate ...............................       39.75%        77.50%        82.63%        137.37%        120.47%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charges.

c     Amount is less than $0.01 per share.

d     Benefit of expense reduction is less than 0.01%.


                         Annual Report | See notes to financial statements. | 61

FRANKLIN STRATEGIC SERIES

FRANKLIN GLOBAL HEALTH CARE FUND

                                                          -------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
CLASS C                                                        2006          2005          2004           2003           2002
                                                          -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................   $   19.24     $   18.92     $   14.90      $   20.15      $   22.72
                                                          -------------------------------------------------------------------
Income from investment operations:

   Net investment income (loss) a  ....................       (0.04)        (0.22)        (0.22)         (0.20)         (0.30)

   Net realized and unrealized gains (losses) .........        2.67          0.54          4.24          (4.49)         (2.23)
                                                          -------------------------------------------------------------------
Total from investment operations ......................        2.63          0.32          4.02          (4.69)         (2.53)
                                                          -------------------------------------------------------------------
Less distributions from net realized gains ............          --            --            --          (0.56)         (0.04)
                                                          -------------------------------------------------------------------
Redemption fees .......................................          -- c          -- c          --             --             --
                                                          -------------------------------------------------------------------
Net asset value, end of year ..........................   $   21.87     $   19.24     $   18.92      $   14.90      $   20.15
                                                          ===================================================================

Total return b  .......................................       13.67%         1.69%        26.98%        (23.16)%       (11.19)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $  29,083     $  22,021     $  23,850      $  18,700      $  28,538

Ratios to average net assets:

   Expenses ...........................................        2.01% d       2.07% d       2.11%          2.19%          1.96%

   Net investment income (loss) .......................       (0.20)%       (1.17)%       (1.27)%        (1.29)%        (1.39)%

Portfolio turnover rate ...............................       39.75%        77.50%        82.63%        137.37%        120.47%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charges.

c     Amount is less than $0.01 per share.

d     Benefit of expense reduction is less than 0.01%.


62 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, APRIL 30, 2006

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN GLOBAL HEALTH CARE FUND                                             COUNTRY            SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS 88.6%

       COMMON STOCKS 87.1%

       BIOTECHNOLOGY 13.0%
     a Amgen Inc. ...........................................................    United States            44,900    $   3,039,730
     a Angiotech Pharmaceuticals Inc. .......................................    United States            50,900          772,662
     a Biogen Idec Inc. .....................................................    United States            23,800        1,067,430
     a Celgene Corp. ........................................................    United States            46,000        1,939,360
     a Cephalon Inc. ........................................................    United States            16,200        1,063,692
     a Charles River Laboratories International Inc. ........................    United States            15,800          746,550
     a DOV Pharmaceutical Inc. ..............................................    United States            55,700          453,398
     a Indevus Pharmaceuticals Inc. .........................................    United States           257,000        1,295,280
     a Invitrogen Corp. .....................................................    United States            30,200        1,993,502
     a Keryx Biopharmaceuticals Inc. ........................................    United States           108,800        1,852,864
     a Medicines Co. ........................................................    United States            48,500          932,170
     a MGI Pharma Inc. ......................................................    United States            36,000          672,480
     a Myriad Genetics Inc. .................................................    United States            42,300        1,084,149
     a PDL BioPharma Inc. ...................................................    United States            38,600        1,110,908
     a Telik Inc. ...........................................................    United States            53,400          982,026
     a Vanda Pharmaceuticals Inc. ...........................................    United States            36,500          401,500
                                                                                                                    -------------
                                                                                                                       19,407,701
                                                                                                                    -------------

       ELECTRICAL PRODUCTS 0.6%
     a Greatbatch Inc. ......................................................    United States            36,900          904,050
                                                                                                                    -------------

       ELECTRONIC EQUIPMENT/INSTRUMENTS 1.2%
     a Thermo Electron Corp. ................................................    United States            45,100        1,738,154
                                                                                                                    -------------

       GENERIC PHARMACEUTICALS 0.4%
     a Impax Laboratories Inc. ..............................................    United States            68,600          634,550
                                                                                                                    -------------

       HOSPITAL/NURSING MANAGEMENT 5.5%
       Brookdale Senior Living Inc. .........................................    United States            21,100          802,644
     a Community Health Systems Inc. ........................................    United States            82,900        3,004,296
     a Genesis HealthCare Corp. .............................................    United States            17,150          810,680
     a LifePoint Hospitals Inc. .............................................    United States            52,500        1,664,250
     a Triad Hospitals Inc. .................................................    United States            31,800        1,310,160
     a United Surgical Partners International Inc. ..........................    United States            21,000          693,210
                                                                                                                    -------------
                                                                                                                        8,285,240
                                                                                                                    -------------

       MAJOR PHARMACEUTICALS 27.3%
       Abbott Laboratories ..................................................    United States            35,600        1,521,544
       Eli Lilly and Co. ....................................................    United States            56,100        2,968,812
       Johnson & Johnson ....................................................    United States           110,000        6,447,100
     a Labopharm Inc. .......................................................        Canada               75,600          675,683
       Merck KGaA ...........................................................       Germany               44,400        4,719,456
       Novartis AG ..........................................................     Switzerland             89,400        5,128,651
       Pfizer Inc. ..........................................................    United States           103,860        2,630,774
       Roche Holding AG .....................................................     Switzerland             50,900        7,826,350
       Schering-Plough Corp. ................................................    United States           210,700        4,070,724
       Wyeth ................................................................    United States           100,900        4,910,803
                                                                                                                    -------------
                                                                                                                       40,899,897
                                                                                                                    -------------


                                                              Annual Report | 63

FRANKLIN STRATEGIC SERIES

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN GLOBAL HEALTH CARE FUND                                             COUNTRY            SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS (CONTINUED)

       COMMON STOCKS (CONTINUED)

       MANAGED HEALTH CARE 8.4%
     a Caremark Rx Inc. .....................................................    United States            73,100    $   3,329,705
     a Molina Healthcare Inc. ...............................................    United States            11,400          372,780
     a Sierra Health Services Inc. ..........................................    United States            47,800        1,874,238
       UnitedHealth Group Inc. ..............................................    United States            28,630        1,424,056
     a WellPoint Inc. .......................................................    United States            78,200        5,552,200
                                                                                                                    -------------
                                                                                                                       12,552,979
                                                                                                                    -------------

       MEDICAL DISTRIBUTORS 1.7%
       Cardinal Health Inc. .................................................    United States            23,800        1,602,930
     a MWI Veterinary Supply Inc. ...........................................    United States            26,900          956,295
                                                                                                                    -------------
                                                                                                                        2,559,225
                                                                                                                    -------------

       MEDICAL SPECIALTIES 13.2%
     a Adams Respiratory Therapeutics Inc. ..................................    United States            23,300          999,337
       Baxter International Inc. ............................................    United States            35,200        1,327,040
       Beckman Coulter Inc. .................................................    United States            24,500        1,258,320
     a Boston Scientific Corp. ..............................................    United States            28,200          655,368
     a Cynosure Inc., A .....................................................    United States            29,200          526,476
     a Cytyc Corp. ..........................................................    United States            34,700          896,995
       DENTSPLY International Inc. ..........................................    United States            40,900        2,440,503
     a Digene Corp. .........................................................    United States            42,300        1,747,413
     a Fisher Scientific International Inc. .................................    United States            34,884        2,461,066
       Hillenbrand Industries Inc. ..........................................    United States            21,400        1,099,104
     a IntraLase Corp. ......................................................    United States            27,400          588,552
     a Kinetic Concepts Inc. ................................................    United States            17,000          742,220
       Mentor Corp. .........................................................    United States            16,900          732,277
     a Molecular Devices Corp. ..............................................    United States            45,600        1,459,200
     a Visicu Inc. ..........................................................    United States             8,100          192,780
     a Waters Corp. .........................................................    United States            27,300        1,237,236
     a Zimmer Holdings Inc. .................................................    United States            20,900        1,314,610
                                                                                                                    -------------
                                                                                                                       19,678,497
                                                                                                                    -------------

       MEDICAL/NURSING SERVICES 4.3%
     a DaVita Inc. ..........................................................    United States            39,200        2,205,392
   a,b Diagnosticos da America, ADR, 144A ...................................        Brazil               21,400        1,630,379
     a Kindred Healthcare Inc. ..............................................    United States            37,900          919,454
     a LHC Group Inc. .......................................................    United States            43,900          763,860
     a Nighthawk Radiology Holdings Inc. ....................................    United States            35,100          850,473
                                                                                                                    -------------
                                                                                                                        6,369,558
                                                                                                                    -------------


64 | Annual Report

FRANKLIN STRATEGIC SERIES

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN GLOBAL HEALTH CARE FUND                                             COUNTRY            SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS (CONTINUED)

       COMMON STOCKS (CONTINUED)

       OTHER PHARMACEUTICALS 5.1%
       Allergan Inc. ........................................................    United States             8,990    $     923,452
     a Coley Pharmaceutical Group Inc. ......................................    United States            51,500          823,485
     a Connetics Corp. ......................................................    United States            44,600          675,690
     a Endo Pharmaceuticals Holdings Inc. ...................................    United States            30,700          965,515
     a POZEN Inc. ...........................................................    United States            97,200        1,455,084
       Shire PLC, ADR .......................................................    United Kingdom           58,900        2,789,504
                                                                                                                    -------------
                                                                                                                        7,632,730
                                                                                                                    -------------

       SERVICES TO THE HEALTH INDUSTRY 6.4%
     a Allscripts Healthcare Solutions Inc. .................................    United States            40,800          694,824
     a Emageon Inc. .........................................................    United States            29,600          525,400
     a Medco Health Solutions Inc. ..........................................    United States            18,952        1,008,815
       Omnicare Inc. ........................................................    United States            56,000        3,175,760
       Pharmaceutical Product Development Inc. ..............................    United States           109,100        3,913,417
     a WebMD Health Corp., A ................................................    United States             6,500          282,880
                                                                                                                    -------------
                                                                                                                        9,601,096
                                                                                                                    -------------
       TOTAL COMMON STOCKS (COST $102,471,884) ..............................                                         130,263,677
                                                                                                                    -------------

       CONVERTIBLE PREFERRED STOCK (COST $1,500,004) 1.5%
       MEDICAL SPECIALTIES 1.5%
   a,c Masimo Corp., cvt. pfd., F ...........................................    United States           136,364        2,250,007
                                                                                                                    -------------
       TOTAL LONG TERM INVESTMENTS (COST $103,971,888) ......................                                         132,513,684
                                                                                                                    -------------

       SHORT TERM INVESTMENTS (COST $11,289,451) 7.5%
       MONEY MARKET FUND 7.5%
     d Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50% .    United States        11,289,451       11,289,451
                                                                                                                    -------------
       TOTAL INVESTMENTS (COST $115,261,339) 96.1% ..........................                                         143,803,135
       OTHER ASSETS, LESS LIABILITIES 3.9% ..................................                                           5,805,028
                                                                                                                    -------------
       NET ASSETS 100.0% ....................................................                                       $ 149,608,163
                                                                                                                    =============

See Selected Portfolio Abbreviations on page 80.

a     Non-income producing.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2006, the value of this security was $1,630,379, representing 1.09% of net assets.

c     See Note 8 regarding restricted securities.

d See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                         Annual Report | See notes to financial statements. | 65

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN NATURAL RESOURCES FUND

                                                          -------------------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
CLASS A                                                        2006          2005          2004           2003           2002
                                                          -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................   $   24.32     $   18.80     $   13.60      $   16.96      $   19.36
                                                          -------------------------------------------------------------------
Income from investment operations:

   Net investment income (loss) a  ....................        0.13          0.04         (0.04)          0.01           0.04

   Net realized and unrealized gains (losses) .........       12.64          5.48          5.26          (3.33)         (2.08)
                                                          -------------------------------------------------------------------
Total from investment operations ......................       12.77          5.52          5.22          (3.32)         (2.04)
                                                          -------------------------------------------------------------------
Less distributions from:

   Net investment income ..............................       (0.09)           --         (0.02)         (0.04)         (0.08)

   Net realized gains .................................       (1.08)           --            --             --          (0.28)
                                                          -------------------------------------------------------------------
Total distributions ...................................       (1.17)           --         (0.02)         (0.04)         (0.36)
                                                          -------------------------------------------------------------------
Redemption fees .......................................          -- c          -- c          --             --             --
                                                          -------------------------------------------------------------------
Net asset value, end of year ..........................   $   35.92     $   24.32     $   18.80      $   13.60      $   16.96
                                                          ===================================================================

Total return b  .......................................       53.11%        29.36%        38.36%        (19.62)%       (10.12)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $ 440,475     $ 211,327     $ 102,725      $  39,515      $  58,085

Ratios to average net assets:

   Expenses before waiver and payments by affiliate ...        1.02%         1.08%         1.27%          1.34%          1.31%

   Expenses net of waiver and payments by affiliate ...        1.02% d       1.08% d       1.27%          1.34%          1.21%

   Net investment income (loss) .......................        0.44%         0.17%        (0.24)%         0.04%          0.30%

Portfolio turnover rate ...............................       56.08%        29.89%        59.53%         44.97%        100.37%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charges.

c     Amount is less than $0.01 per share.

d     Benefit of expense reduction is less than 0.01%.


66 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN NATURAL RESOURCES FUND

                                                         -----------------
                                                            YEAR ENDED
CLASS C                                                  APRIL 30, 2006 c
                                                         -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $       31.56
                                                           -------------
Income from investment operations:

   Net investment income (loss) a  ....................            (0.01)

   Net realized and unrealized gains (losses) .........             5.39
                                                           -------------
Total from investment operations ......................             5.38
                                                           -------------
Less distribution from:

   Net investment income ..............................            (0.07)

   Net realized gains .................................            (1.08)
                                                           -------------
Total distributions ...................................            (1.15)
                                                           -------------
Redemption fees .......................................               -- d
                                                           -------------
Net asset value, end of year ..........................    $       35.79
                                                           =============

Total return b  .......................................            17.47%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................    $      18,485

Ratios to average net assets:

   Expenses ...........................................             1.67% e,f

   Net investment income (loss) .......................            (0.21)% e

Portfolio turnover rate ...............................            56.08%

a     Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charges and is not annualized for periods less than one year.

c     For the period September 1, 2005 (effective date) to April 30, 2006.

d     Amount is less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction is less than 0.01%.


                         Annual Report | See notes to financial statements. | 67

FRANKLIN STRATEGIC SERIES

FRANKLIN NATURAL RESOURCES FUND

                                                          -------------------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
ADVISOR CLASS                                                  2006          2005          2004           2003           2002
                                                          -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................   $   25.35     $   19.53     $   14.11      $   17.57      $   19.99
                                                          -------------------------------------------------------------------
Income from investment operations:

   Net investment income a  ...........................        0.25          0.13          0.02           0.05           0.10

   Net realized and unrealized gains (losses) .........       13.18          5.69          5.45          (3.41)         (2.14)
                                                          -------------------------------------------------------------------
Total from investment operations ......................       13.43          5.82          5.47          (3.36)         (2.04)
                                                          -------------------------------------------------------------------
Less distributions from:

   Net investment income ..............................       (0.13)           --         (0.05)         (0.10)         (0.10)

   Net realized gains .................................       (1.08)           --            --             --          (0.28)
                                                          -------------------------------------------------------------------
Total distributions ...................................       (1.21)           --         (0.05)         (0.10)         (0.38)
                                                          -------------------------------------------------------------------
Redemption fees .......................................          -- b          -- b          --             --             --
                                                          -------------------------------------------------------------------
Net asset value, end of year ..........................   $   37.57     $   25.35     $   19.53      $   14.11      $   17.57
                                                          ===================================================================

Total return ..........................................       53.55%        29.80%        38.83%        (19.18)%        (9.87)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $  43,874     $  33,048     $  11,185      $     460      $  13,683

Ratios to average net assets:

   Expenses before waiver and payments by affiliate ...        0.69%         0.73%         0.92%          1.03%          0.96%

   Expenses net of waiver and payments by affiliate ...        0.69% c       0.73% c       0.92%          1.03%          0.86%

   Net investment income ..............................        0.77%         0.52%         0.11%          0.35%          0.63%

Portfolio turnover rate ...............................       56.08%        29.89%        59.53%         44.97%        100.37%

a     Based on average daily shares outstanding.

b     Amount is less than $0.01 per share.

c     Benefit of expense reduction is less than 0.01%.


68 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, APRIL 30, 2006

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN NATURAL RESOURCES FUND                                              COUNTRY        SHARES/WARRANTS      VALUE
---------------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS 96.1%

       COMMON STOCKS AND WARRANTS 94.4%

       ELECTRONIC TECHNOLOGY 0.2%
     a SunPower Corp., A ....................................................    United States            30,000    $   1,152,600
                                                                                                                    -------------

       ENERGY MINERALS 42.1%
   a,b Addax Petroleum Corp., 144A ..........................................        Canada               75,000        2,007,605
     a Alpha Natural Resources Inc. .........................................    United States           295,000        7,407,450
       Apache Corp. .........................................................    United States            52,000        3,694,080
     a Bill Barrett Corp. ...................................................    United States           106,000        3,184,240
       BP PLC, ADR ..........................................................    United Kingdom          270,000       19,904,400
       Chesapeake Energy Corp. ..............................................    United States           197,000        6,240,960
       Chevron Corp. ........................................................    United States           197,003       12,021,123
       ConocoPhillips .......................................................    United States           262,070       17,532,483
       Devon Energy Corp. ...................................................    United States           145,000        8,715,950
   a,b Energy Coal Resources, 144A ..........................................    United States           159,375        2,557,969
       Exxon Mobil Corp. ....................................................    United States           355,000       22,393,400
     a Forest Oil Corp. .....................................................    United States           155,000        5,668,350
       Foundation Coal Holdings Inc. ........................................    United States           105,000        5,323,500
     a KCS Energy Inc. ......................................................    United States           126,000        3,698,100
       Kerr-McGee Corp. .....................................................    United States            50,961        5,088,965
     a Mariner Energy Inc. ..................................................    United States           124,023        2,412,247
       Murphy Oil Corp. .....................................................    United States            95,000        4,767,100
     a Newfield Exploration Co. .............................................    United States           327,000       14,584,200
       Noble Energy Inc. ....................................................    United States           155,000        6,971,900
     b NovaTek OAO, GDR, 144A ...............................................        Russia               10,000          432,500
       Occidental Petroleum Corp. ...........................................    United States           122,000       12,534,280
     a Parallel Petroleum Corp. .............................................    United States           120,000        2,772,000
       Peabody Energy Corp. .................................................    United States           177,000       11,303,220
       Petroleo Brasileiro SA, ADR ..........................................        Brazil               43,000        4,249,690
     a Southwestern Energy Co. ..............................................    United States           196,000        7,059,920
       Talisman Energy Inc. .................................................        Canada               80,000        4,518,400
       Total SA, B, ADR .....................................................        France               73,000       10,075,460
       Venture Production PLC ...............................................    United Kingdom          100,000        1,405,392
       XTO Energy Inc. ......................................................    United States            72,000        3,049,200
                                                                                                                    -------------
                                                                                                                      211,574,084
                                                                                                                    -------------

       INDUSTRIAL SERVICES 28.5%
       Baker Hughes Inc. ....................................................    United States            97,000        7,840,510
     a Bronco Drilling Co. Inc. .............................................    United States           135,000        3,646,350
     a Complete Production Services Inc. ....................................    United States           132,500        3,501,975
     a Dresser-Rand Group Inc. ..............................................    United States           100,000        2,497,000
       ENSCO International Inc. .............................................    United States           101,000        5,402,490
     a Flotek Industries Inc. ...............................................    United States           125,000        3,625,000
     a FMC Technologies Inc. ................................................    United States           167,000        9,114,860
     a Global Industries Ltd. ...............................................    United States           240,000        3,808,800
       GlobalSantaFe Corp. ..................................................    Cayman Islands           77,000        4,713,170
     a Grant Prideco Inc. ...................................................    United States           105,000        5,376,000
     a GulfMark Offshore Inc. ...............................................    United States            30,000          822,000
       Halliburton Co. ......................................................    United States           112,000        8,752,800
     a Helix Energy Solutions Group Inc. ....................................    United States           256,000        9,937,920


                                                              Annual Report | 69

FRANKLIN STRATEGIC SERIES

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN NATURAL RESOURCES FUND                                              COUNTRY        SHARES/WARRANTS      VALUE
---------------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS (CONTINUED)

       COMMON STOCKS AND WARRANTS (CONTINUED)

       INDUSTRIAL SERVICES (CONTINUED)
     a Hornbeck Offshore Services Inc. ......................................    United States            90,000    $   3,231,900
     a Nabors Industries Ltd. ...............................................       Bermuda              196,000        7,316,680
     a National-Oilwell Varco Inc. ..........................................    United States           164,000       11,311,080
     a Newpark Resources Inc. ...............................................    United States           225,000        1,498,500
       Noble Corp. ..........................................................    United States            85,000        6,709,900
     a Oil States International Inc. ........................................    United States            91,000        3,673,670
     a PHI Inc. .............................................................    United States            70,000        2,518,600
     a Pioneer Drilling Co. .................................................    United States           210,000        3,404,100
       Rowan Cos. Inc. ......................................................    United States           129,000        5,718,570
       Smith International Inc. .............................................    United States           144,000        6,081,120
     a Superior Energy Services Inc. ........................................    United States           322,000       10,352,300
       Technip SA, ADR ......................................................        France               56,000        3,466,400
     a Transocean Inc. ......................................................    United States            40,000        3,242,800
     a Warrior Energy Services Corp. ........................................    United States            60,100        1,803,000
     a Weatherford International Ltd. .......................................       Bermuda               73,000        3,863,890
                                                                                                                    -------------
                                                                                                                      143,231,385
                                                                                                                    -------------

       NON-ENERGY MINERALS 13.2%
       Alcoa Inc. ...........................................................    United States           240,000        8,107,200
       AngloGold Ashanti Ltd., ADR ..........................................     South Africa            50,000        2,734,000
       Barrick Gold Corp. ...................................................        Canada              299,006        9,113,703
     a Centerra Gold Inc. ...................................................        Canada               12,600          532,069
   a,b Centerra Gold Inc., 144A .............................................        Canada               44,400        1,874,909
       Freeport-McMoRan Copper & Gold Inc., B ...............................    United States            73,000        4,714,340
     a Gammon Lake Resources Inc. ...........................................        Canada              140,000        2,156,833
     a Jinshan Gold Mines Inc. ..............................................        Canada              870,000        1,089,689
     a Jinshan Gold Mines Inc., wts., 6/06/07 ...............................        Canada              435,000          272,422
     a Meridian Gold Inc. ...................................................    United States           106,000        3,445,000
       Newcrest Mining Ltd. .................................................      Australia             120,000        2,078,676
       Newmont Mining Corp. .................................................    United States            38,000        2,217,680
     a Rio Narcea Gold Mines Ltd. ...........................................        Canada              300,000          625,364
       Southern Copper Corp. ................................................    United States            52,000        5,150,600
   a,c SXR Uranium One Inc. .................................................        Canada              600,000        5,908,926
       United States Steel Corp. ............................................    United States            35,000        2,397,500
     a UrAsia Energy Ltd. ...................................................        Canada            1,700,000        4,942,966
       Xstrata PLC ..........................................................     Switzerland             95,000        3,437,875
       Zinifex Ltd. .........................................................      Australia             675,000        5,307,804
                                                                                                                    -------------
                                                                                                                       66,107,556
                                                                                                                    -------------

       PROCESS INDUSTRIES 8.2%
       Bunge Ltd. ...........................................................    United States           109,000        5,815,150
       Cabot Corp. ..........................................................    United States            78,000        2,808,000
       The Dow Chemical Co. .................................................    United States           170,000        6,903,700
     a Headwaters Inc. ......................................................    United States           150,000        5,052,000
       Minerals Technologies Inc. ...........................................    United States            40,000        2,288,800
   a,d Solutia Inc. .........................................................    United States           137,000           62,335
       Sunoco Inc. ..........................................................    United States            58,000        4,700,320


70 | Annual Report

FRANKLIN STRATEGIC SERIES

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN NATURAL RESOURCES FUND                                              COUNTRY        SHARES/WARRANTS       VALUE
---------------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS (CONTINUED)

       COMMON STOCKS AND WARRANTS (CONTINUED)

       PROCESS INDUSTRIES (CONTINUED)
     a Tronox Inc., B .......................................................    United States             9,267    $     160,319
       Valero Energy Corp. ..................................................    United States           151,000        9,775,740
       Western Refining Inc. ................................................    United States           196,000        3,965,080
                                                                                                                    -------------
                                                                                                                       41,531,444
                                                                                                                    -------------

       PRODUCER MANUFACTURING 0.5%
     a Terex Corp. ..........................................................    United States            30,000        2,596,500
                                                                                                                    -------------

       TRANSPORTATION 1.7%
       Aries Maritime Transport Ltd. ........................................       Bermuda              250,000        3,312,500
       Arlington Tankers Ltd. ...............................................       Bermuda               92,700        2,089,458
       Double Hull Tankers Inc. .............................................    Jersey Islands          172,500        2,208,000
       Top Tankers Inc. .....................................................        Greece              100,000          749,000
                                                                                                                    -------------
                                                                                                                        8,358,958
                                                                                                                    -------------

       MISCELLANEOUS 0.0%(E)
       Hugoton Royalty Trust ................................................    United States             4,291          118,652
                                                                                                                    -------------
       TOTAL COMMON STOCKS AND WARRANTS (COST $315,006,409) .................                                         474,671,179
                                                                                                                    -------------

       PREFERRED STOCKS 1.7%

       ENERGY MINERALS 0.2%
       Petroleo Brasileiro SA, ADR, pfd .....................................        Brazil               13,000        1,155,570
                                                                                                                    -------------

       NON-ENERGY MINERALS 1.5%
       Companhia Vale do Rio Doce, ADR, pfd., A .............................        Brazil              167,000        7,428,160
                                                                                                                    -------------
       TOTAL PREFERRED STOCKS (COST $5,539,713) .............................                                           8,583,730
                                                                                                                    -------------
       TOTAL LONG TERM INVESTMENTS (COST $320,546,122) ......................                                         483,254,909
                                                                                                                    -------------

       SHORT TERM INVESTMENTS (COST $18,390,908) 3.7%
       MONEY MARKET FUND 3.7%
     f Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50% .    United States        18,390,908       18,390,908
                                                                                                                    -------------
       TOTAL INVESTMENTS (COST $338,937,030) 99.8% ..........................                                         501,645,817
       OTHER ASSETS, LESS LIABILITIES 0.2% ..................................                                           1,188,835
                                                                                                                    -------------
       NET ASSETS 100.0% ....................................................                                       $ 502,834,652
                                                                                                                    =============

See Selected Portfolio Abbreviations on page 80.

a     Non-income producing.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2006, the aggregate value of these securities was $6,872,983, representing 1.37% of net assets.

c     See Note 8 regarding restricted securities.

d     See Note 9 regarding other considerations.

e     Rounds to less than 0.1% of net assets.

f See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                         Annual Report | See notes to financial statements. | 71

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN TECHNOLOGY FUND

                                                          --------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
CLASS A                                                        2006           2005          2004           2003           2002
                                                          --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................   $    4.34      $    4.25     $    3.19      $    4.37      $    6.41
                                                          --------------------------------------------------------------------
Income from investment operations:

   Net investment income (loss) a  ....................       (0.06)         (0.05)        (0.05)         (0.05)         (0.05)

   Net realized and unrealized gains (losses) .........        1.41           0.14          1.11          (1.13)         (1.99)
                                                          --------------------------------------------------------------------
Total from investment operations ......................        1.35           0.09          1.06          (1.18)         (2.04)
                                                          --------------------------------------------------------------------
Redemption fees .......................................          -- c           -- c          --             --             --
                                                          --------------------------------------------------------------------
Net asset value, end of year ..........................   $    5.69      $    4.34     $    4.25      $    3.19      $    4.37
                                                          ====================================================================

Total return b  .......................................       31.11%          2.12%        33.23%        (27.00)%       (31.72)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $  33,681      $  27,626     $  28,636      $  20,018      $  26,246

Ratios to average net assets:

   Expenses before waiver and payments by affiliate ...        1.74%          1.73%         1.72%          2.01%          1.69%

   Expenses net of waiver and payments by affiliate ...        1.74% d        1.73% d       1.72%          2.01%          1.66%

   Net investment income (loss) .......................       (1.27)%        (1.02)%       (1.48)%        (1.81)%        (1.01)%

Portfolio turnover rate ...............................       96.23%         68.39%       141.34%        182.71%        141.03%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charges.

c     Amount is less than $0.01 per share.

d     Benefit of expense reduction is less than 0.01%.


72 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN TECHNOLOGY FUND

                                                          --------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
CLASS B                                                        2006           2005          2004           2003           2002
                                                          --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................   $    4.21      $    4.15     $    3.14      $    4.32      $    6.37
                                                          --------------------------------------------------------------------
Income from investment operations:

   Net investment income (loss) a  ....................       (0.09)         (0.08)        (0.17)         (0.15)         (0.08)

   Net realized and unrealized gain (losses) ..........        1.37           0.14          1.18          (1.03)         (1.97)
                                                          --------------------------------------------------------------------
Total from investment operations ......................        1.28           0.06          1.01          (1.18)         (2.05)
                                                          --------------------------------------------------------------------
Redemption fees .......................................          -- c           -- c          --             --             --
                                                          --------------------------------------------------------------------
Net asset value, end of year ..........................   $    5.49      $    4.21     $    4.15      $    3.14      $    4.32
                                                          ====================================================================

Total return b  .......................................       30.40%          1.45%        32.17%        (27.31)%       (32.18)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $   4,385      $   4,221     $   4,788      $   2,922      $   4,189

Ratios to average net assets:

   Expenses before waiver and payments by affiliate ...        2.37%          2.40%         2.35%          2.66%          2.33%

   Expenses net of waiver and payments by affiliate ...        2.37% d        2.40% d       2.35%          2.66%          2.30%

   Net investment income (loss) .......................       (1.90)%        (1.69)%       (2.11)%        (2.46)%        (1.62)%

Portfolio turnover rate ...............................       96.23%         68.39%       141.34%        182.71%        141.03%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charges.

c     Amount is less than $0.01 per share.

d     Benefit of expense reduction is less than 0.01%.


                         Annual Report | See notes to financial statements. | 73

FRANKLIN STRATEGIC SERIES

FRANKLIN TECHNOLOGY FUND

                                                          --------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
CLASS C                                                        2006           2005          2004           2003           2002
                                                          --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................   $    4.20      $    4.14     $    3.13      $    4.30      $    6.36
                                                          --------------------------------------------------------------------
Income from investment operations:

   Net investment income (loss) a  ....................       (0.09)         (0.08)        (0.14)         (0.12)         (0.08)

   Net realized and unrealized gains (losses) .........        1.36           0.14          1.15          (1.05)         (1.98)
                                                          --------------------------------------------------------------------
Total from investment operations ......................        1.27           0.06          1.01          (1.17)         (2.06)
                                                          --------------------------------------------------------------------
Redemption fees .......................................          -- c           -- c          --             --             --
                                                          --------------------------------------------------------------------
Net asset value, end of year ..........................   $    5.47      $    4.20     $    4.14      $    3.13      $    4.30
                                                          ====================================================================

Total return b  .......................................       30.24%          1.45%        32.27%        (27.21)%       (32.39)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $   9,621      $   8,502     $  10,949      $   8,545      $  10,169

Ratios to average net assets:

   Expenses before waiver and payments by affiliate ...        2.38%          2.42%         2.37%          2.66%          2.32%

   Expenses net of waiver and payments by affiliate ...        2.38% d        2.42% d       2.37%          2.66%          2.29%

   Net investment income (loss) .......................       (1.91)%        (1.71)%       (2.13)%        (2.46)%        (1.64)%

Portfolio turnover rate ...............................       96.23%         68.39%       141.34%        182.71%        141.03%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charges.

c     Amount is less than $0.01 per share.

d     Benefit of expense reduction is less than 0.01%.


74 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN TECHNOLOGY FUND

                                                          --------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
CLASS R                                                        2006           2005          2004           2003        2002 e
                                                          --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................   $    4.32      $    4.24     $    3.19      $    4.36      $    5.33
                                                          --------------------------------------------------------------------
Income from investment operations:

   Net investment income (loss) a  ....................       (0.07)         (0.05)        (0.06)         (0.06)         (0.03)

   Net realized and unrealized gains (losses) .........        1.41           0.13          1.11          (1.11)         (0.94)
                                                          --------------------------------------------------------------------
Total from investment operations ......................        1.34           0.08          1.05          (1.17)         (0.97)
                                                          --------------------------------------------------------------------
Redemption fees .......................................          -- c           -- c          --             --             --
                                                          --------------------------------------------------------------------
Net asset value, end of year ..........................   $    5.66      $    4.32     $    4.24      $    3.19      $    4.36
                                                          ====================================================================

Total return b  .......................................       31.02%          1.89%        33.33%        (27.06)%       (18.20)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $   3,797      $   2,701     $   1,582      $     380      $      18

Ratios to average net assets:

   Expenses before waiver and payments by affiliate ...        1.89%          1.92%         1.87%          2.17%          1.73% f

   Expenses net of waiver and payments by affiliate ...        1.89% d        1.92% d       1.87%          2.17%          1.70% f

   Net investment income (loss) .......................       (1.42)%        (1.21)%       (1.63)%        (1.97)%        (1.83)% f

Portfolio turnover rate ...............................       96.23%         68.39%       141.34%        182.71%        141.03%

a     Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charges, and is not annualized for periods less than one year.

c     Amount is less than $0.01 per share.

d     Benefit of expense reduction is less than 0.01%.

e     For the period January 2, 2002 (commencement of operations) to April 30,
      2002.

f     Annualized.


                         Annual Report | See notes to financial statements. | 75

FRANKLIN STRATEGIC SERIES

FRANKLIN TECHNOLOGY FUND

                                                          --------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
ADVISOR CLASS                                                  2006           2005          2004           2003           2002
                                                          --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................   $    4.41      $    4.31     $    3.22      $    4.39      $    6.43
                                                          --------------------------------------------------------------------
Income from investment operations:

   Net investment income (loss) a  ....................       (0.05)         (0.03)        (0.05)         (0.01)         (0.04)

   Net realized and unrealized gains (losses) .........        1.44           0.13          1.14          (1.16)         (2.00)
                                                          --------------------------------------------------------------------
Total from investment operations ......................        1.39           0.10          1.09          (1.17)         (2.04)
                                                          --------------------------------------------------------------------
Redemption fees .......................................          -- b           -- b          --             --             --
                                                          --------------------------------------------------------------------
Net asset value, end of year ..........................   $    5.80      $    4.41     $    4.31      $    3.22      $    4.39
                                                          ====================================================================

Total return ..........................................       31.52%          2.32%        33.85%        (26.65)%       (31.62)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $   3,111      $   2,374     $   2,444      $  10,438      $  10,668

Ratios to average net assets:

   Expenses before waiver and payments by affiliate ...        1.39%          1.42%         1.37%          1.67%          1.34%

   Expenses net of waiver and payments by affiliate ...        1.39% c        1.42% c       1.37%          1.67%          1.31%

   Net investment income (loss) .......................       (0.92)%        (0.71)%       (1.13)%        (1.47)%        (0.67)%

Portfolio turnover rate ...............................       96.23%         68.39%       141.34%        182.71%        141.03%

a     Based on average daily shares outstanding.

b     Amount is less than $0.01 per share.

c     Benefit of expense reduction is less than 0.01%.


76 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, APRIL 30, 2006

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TECHNOLOGY FUND                                                     COUNTRY            SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 89.4%

       ADVERTISING/MARKETING SERVICES 1.6%
     a aQuantive Inc. .......................................................    United States            16,800    $     421,008
     a Getty Images Inc. ....................................................    United States             7,300          467,273
                                                                                                                    -------------
                                                                                                                          888,281
                                                                                                                    -------------

       AEROSPACE & DEFENSE 2.8%
     a Argon ST Inc. ........................................................    United States             8,400          279,132
     a FLIR Systems Inc. ....................................................    United States            34,300          838,635
     a Taser International Inc. .............................................    United States            39,600          423,720
                                                                                                                    -------------
                                                                                                                        1,541,487
                                                                                                                    -------------

       BIOTECHNOLOGY 0.9%
     a Millipore Corp. ......................................................    United States             3,600          265,608
     a Myriad Genetics Inc. .................................................    United States             9,600          246,048
                                                                                                                    -------------
                                                                                                                          511,656
                                                                                                                    -------------

       BROADCASTING 0.8%
     a XM Satellite Radio Holdings Inc., A ..................................    United States            21,300          430,686
                                                                                                                    -------------

       COMPUTER COMMUNICATIONS 5.2%
     a Cisco Systems Inc. ...................................................    United States            27,900          584,505
     a F5 Networks Inc. .....................................................    United States            13,400          784,704
     a Ixia .................................................................    United States            62,500          706,250
     a Juniper Networks Inc. ................................................    United States            42,600          787,248
                                                                                                                    -------------
                                                                                                                        2,862,707
                                                                                                                    -------------

       COMPUTER PERIPHERALS 4.4%
     a EMC Corp. ............................................................    United States            75,900        1,025,409
     a Network Appliance Inc. ...............................................    United States            26,300          974,941
     a Seagate Technology ...................................................    United States            14,200          377,152
                                                                                                                    -------------
                                                                                                                        2,377,502
                                                                                                                    -------------

       COMPUTER PROCESSING HARDWARE 2.8%
     a Apple Computer Inc. ..................................................    United States            21,300        1,499,307
                                                                                                                    -------------

       DATA PROCESSING SERVICES 4.9%
       Global Payments Inc. .................................................    United States            11,900          564,417
     a Heartland Payment Systems Inc. .......................................    United States             9,200          241,408
     a NeuStar Inc., A ......................................................    United States            37,700        1,323,270
       Paychex Inc. .........................................................    United States            13,700          553,343
                                                                                                                    -------------
                                                                                                                        2,682,438
                                                                                                                    -------------

       ELECTRONIC COMPONENTS 0.8%
     a MEMC Electronic Materials Inc. .......................................    United States            10,100          410,060
                                                                                                                    -------------

       ELECTRONIC EQUIPMENT/INSTRUMENTS 3.3%
     a Agilent Technologies Inc. ............................................    United States            10,800          414,936
     a SunPower Corp., A ....................................................    United States             6,500          249,730
       Tektronix Inc. .......................................................    United States            32,200        1,137,304
                                                                                                                    -------------
                                                                                                                        1,801,970
                                                                                                                    -------------


                                                              Annual Report | 77

FRANKLIN STRATEGIC SERIES

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TECHNOLOGY FUND                                                     COUNTRY            SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONTINUED)

       ELECTRONIC PRODUCTION EQUIPMENT 3.9%
     a ASML Holding NV, N.Y. shs ............................................     Netherlands             13,200    $     279,180
     a EMCORE Corp. .........................................................    United States            22,800          243,048
     a FormFactor Inc. ......................................................    United States            22,200          925,518
     a Varian Semiconductor Equipment Associates Inc. .......................    United States            21,150          692,662
                                                                                                                    -------------
                                                                                                                        2,140,408
                                                                                                                    -------------

       INFORMATION TECHNOLOGY SERVICES 5.4%
     a Amdocs Ltd. ..........................................................    United States            30,700        1,142,040
     a Citrix Systems Inc. ..................................................    United States            16,900          674,648
     a Cognizant Technology Solutions Corp., A ..............................    United States            18,100        1,151,341
                                                                                                                    -------------
                                                                                                                        2,968,029
                                                                                                                    -------------

       INTERNET SOFTWARE/SERVICES 8.8%
     a Akamai Technologies Inc. .............................................    United States             6,000          202,140
     a Entrust Inc. .........................................................    United States            62,500          208,125
     a Google Inc., A .......................................................    United States             2,500        1,044,850
     a Internap Network Services Corp. ......................................    United States           278,700          365,097
     a LivePerson Inc. ......................................................    United States            51,200          351,744
     a Marchex Inc., B ......................................................    United States            25,100          546,176
     a Opera Software ASA ...................................................        Norway               26,200          131,412
     a VeriSign Inc. ........................................................    United States            43,700        1,027,824
     a Yahoo! Inc. ..........................................................    United States            28,480          933,574
                                                                                                                    -------------
                                                                                                                        4,810,942
                                                                                                                    -------------

       MAJOR TELECOMMUNICATIONS 0.4%
     a Bharti Tele-Ventures Ltd. ............................................        India                25,075          226,652
                                                                                                                    -------------

       MEDICAL SPECIALTIES 1.7%
     a Intuitive Surgical Inc. ..............................................    United States             6,900          876,300
     a Visicu Inc. ..........................................................    United States             2,900           69,020
                                                                                                                    -------------
                                                                                                                          945,320
                                                                                                                    -------------

       MISCELLANEOUS COMMERCIAL SERVICES 1.4%
     a Concur Technologies Inc. .............................................    United States            17,500          272,825
     a Ultimate Software Group Inc. .........................................    United States            19,100          488,387
                                                                                                                    -------------
                                                                                                                          761,212
                                                                                                                    -------------

       PACKAGED SOFTWARE 8.2%
       Adobe Systems Inc. ...................................................    United States            23,400          917,280
     a ANSYS Inc. ...........................................................    United States             5,200          293,540
     a Cognos Inc. ..........................................................        Canada               22,400          834,848
     a NAVTEQ ...............................................................    United States            16,300          676,776
     a Nuance Communications Inc. ...........................................    United States            24,200          310,486
     a Red Hat Inc. .........................................................    United States             6,600          193,974
     a Salesforce.com Inc. ..................................................    United States             7,100          248,855
       SAP AG, ADR ..........................................................       Germany               17,800          972,414
                                                                                                                    -------------
                                                                                                                        4,448,173
                                                                                                                    -------------


78 | Annual Report

FRANKLIN STRATEGIC SERIES

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TECHNOLOGY FUND                                                     COUNTRY            SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONTINUED)

       RECREATIONAL PRODUCTS 1.3%
     a Activision Inc. ......................................................    United States            48,366    $     686,314
                                                                                                                    -------------

       SEMICONDUCTORS 16.8%
     a Actel Corp. ..........................................................    United States            53,900          866,173
     a Altera Corp. .........................................................    United States            53,300        1,164,072
     a ANADIGICS Inc. .......................................................    United States            31,800          284,610
     a Broadcom Corp., A ....................................................    United States            26,600        1,093,526
     a Integrated Device Technology Inc. ....................................    United States            27,500          418,550
       Intersil Corp., A ....................................................    United States            38,500        1,139,985
     a Marvell Technology Group Ltd. ........................................       Bermuda               28,200        1,609,938
       Microchip Technology Inc. ............................................    United States            21,900          815,994
     a Micron Technology Inc. ...............................................    United States            16,100          273,217
     a Silicon Laboratories Inc. ............................................    United States            21,900        1,020,759
     a Trident Microsystems Inc. ............................................    United States             8,400          223,440
     a ZiLOG Inc. ...........................................................    United States            75,800          253,172
                                                                                                                    -------------
                                                                                                                        9,163,436
                                                                                                                    -------------

       SPECIALTY TELECOMMUNICATIONS 2.3%
     a American Tower Corp., A ..............................................    United States            37,500        1,280,250
                                                                                                                    -------------

       TELECOMMUNICATIONS EQUIPMENT 10.5%
     a Corning Inc. .........................................................    United States            35,200          972,576
       Harris Corp. .........................................................    United States            17,600          819,632
     a Microtune Inc. .......................................................    United States            60,100          399,064
       Nokia Corp., ADR .....................................................       Finland               27,300          618,618
       QUALCOMM Inc. ........................................................    United States            27,200        1,396,448
     a Research In Motion Ltd. ..............................................        Canada                8,200          628,366
     a SiRF Technology Holdings Inc. ........................................    United States             7,200          245,880
     a ViaSat Inc. ..........................................................    United States            21,700          653,821
                                                                                                                    -------------
                                                                                                                        5,734,405
                                                                                                                    -------------

       WIRELESS COMMUNICATIONS 1.2%
     a NII Holdings Inc. ....................................................    United States            11,000          658,900
                                                                                                                    -------------
       TOTAL COMMON STOCKS (COST $35,589,876) ...............................                                          48,830,135
                                                                                                                    -------------
       SHORT TERM INVESTMENTS (COST $6,257,728) 11.5%

       MONEY MARKET FUND 11.5%
     b Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50% .    United States         6,257,728        6,257,728
                                                                                                                    -------------
       TOTAL INVESTMENTS (COST $41,847,604) 100.9% ..........................                                          55,087,863
       OTHER ASSETS, LESS LIABILITIES (0.9)% ................................                                            (493,745)
                                                                                                                    -------------
       NET ASSETS 100.0% ....................................................                                       $  54,594,118
                                                                                                                    =============

See Selected Portfolio Abbreviations on page 80.

a     Non-income producing.

b See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                         Annual Report | See notes to financial statements. | 79

FRANKLIN STRATEGIC SERIES

SELECTED PORTFOLIO ABBREVIATIONS

ADR     -   American Depository Receipt
GDR     -   Global Depository Receipt
PIPES   -   Private Investment in Public Equity Securities


80 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2006

                                                                            -------------------------------------------------
                                                                                FRANKLIN      FRANKLIN GLOBAL     FRANKLIN
                                                                             BIOTECHNOLOGY    COMMUNICATIONS    GLOBAL HEALTH
                                                                             DISCOVERY FUND        FUND           CARE FUND
                                                                            -------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...........................................   $    359,426,907   $  57,931,805    $ 103,971,888
  Cost - Sweep Money Fund (Note 7) ......................................          7,462,742       1,363,500       11,289,451
  Cost - Repurchase Agreements ..........................................        112,256,000              --               --
                                                                            -------------------------------------------------
  Total cost of investments .............................................   $    479,145,649   $  59,295,305    $ 115,261,339
                                                                            =================================================
  Value - Unaffiliated issuers a  .......................................   $    506,679,748   $  82,210,573    $ 132,513,684
  Value - Sweep Money Fund (Note 7) .....................................          7,462,742       1,363,500       11,289,451
  Value - Repurchase Agreements .........................................        112,256,000              --               --
                                                                            -------------------------------------------------
  Total value of investments ............................................        626,398,490      83,574,073      143,803,135
 Cash ...................................................................                 --          51,645               --
 Foreign currency, at value (cost $258,558) .............................                 --         269,630               --
 Receivables:
  Investment securities sold ............................................                 --         323,939        7,149,004
  Capital shares sold ...................................................            502,197         252,355          158,478
  Dividends .............................................................            106,218          10,816           83,719
 Cash on deposit with broker for securities sold short ..................            408,067              --               --
                                                                            -------------------------------------------------
      Total assets ......................................................        627,414,972      84,482,458      151,194,336
                                                                            -------------------------------------------------

Liabilities:
 Payables:
  Investment securities purchased .......................................          2,076,688         587,548          608,047
  Capital shares redeemed ...............................................          1,650,298         198,157          752,331
  Affiliates ............................................................            608,774          98,642          173,038
 Deferred tax ...........................................................                 --          26,711               --
 Payable upon return of securities loaned ...............................        112,256,000              --               --
 Accrued expenses and other liabilities .................................            123,186          21,129           52,757
                                                                            -------------------------------------------------
      Total liabilities .................................................        116,714,946         932,187        1,586,173
                                                                            -------------------------------------------------
        Net assets, at value ............................................   $    510,700,026   $  83,550,271    $ 149,608,163
                                                                            =================================================
Net assets consist of:
 Paid-in capital ........................................................   $    751,880,364   $ 177,231,521    $ 138,925,090
 Undistributed net investment income (loss) .............................           (231,000)       (202,293)         485,853
 Net unrealized appreciation (depreciation) .............................        147,253,339      24,264,584       28,543,079
 Accumulated net realized gain (loss) ...................................       (388,202,677)   (117,743,541)     (18,345,859)
                                                                            -------------------------------------------------
        Net assets, at value ............................................   $    510,700,026   $  83,550,271    $ 149,608,163
                                                                            =================================================

a The Franklin Biotechnology Discovery Fund includes $109,313,536 of securities loaned.


                         Annual Report | See notes to financial statements. | 81

FRANKLIN STRATEGIC SERIES

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2006

                                                                            -------------------------------------------------
                                                                                FRANKLIN      FRANKLIN GLOBAL     FRANKLIN
                                                                             BIOTECHNOLOGY    COMMUNICATIONS    GLOBAL HEALTH
                                                                             DISCOVERY FUND        FUND           CARE FUND
                                                                            -------------------------------------------------
CLASS A:
 Net assets, at value ...................................................   $    510,700,026   $  69,746,021    $ 106,292,516
                                                                            =================================================
 Shares outstanding .....................................................          9,048,296       6,087,371        4,560,409
                                                                            =================================================
 Net asset value per share a  ...........................................   $          56.44   $       11.46    $       23.31
                                                                            =================================================
 Maximum offering price per share (net asset value per share / 94.25%) ..   $          59.88   $       12.16    $       24.73
                                                                            =================================================
CLASS B:
 Net assets, at value ...................................................                 --   $   3,517,394    $  14,232,859
                                                                            =================================================
 Shares outstanding .....................................................                 --         321,375          644,495
                                                                            =================================================
 Net asset value and maximum offering price per share a  ................                 --   $       10.94    $       22.08
                                                                            =================================================
CLASS C:
 Net assets, at value ...................................................                 --   $  10,286,856    $  29,082,788
                                                                            =================================================
 Shares outstanding .....................................................                 --         938,996        1,329,892
                                                                            =================================================
 Net asset value and maximum offering price per share a  ................                 --   $       10.96    $       21.87
                                                                            =================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


82 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2006

                                                                            ---------------------------------
                                                                                                  FRANKLIN
                                                                            FRANKLIN NATURAL     TECHNOLOGY
                                                                             RESOURCES FUND         FUND
                                                                            ---------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...........................................   $    320,546,122    $  35,589,876
  Cost - Sweep Money Fund (Note 7) ......................................         18,390,908        6,257,728
                                                                            ---------------------------------
  Total cost of investments .............................................   $    338,937,030    $  41,847,604
                                                                            =================================
  Value - Unaffiliated issuers ..........................................   $    483,254,909    $  48,830,135
  Value - Sweep Money Fund (Note 7) .....................................         18,390,908        6,257,728
                                                                            ---------------------------------
  Total value of investments ............................................        501,645,817       55,087,863
 Cash ...................................................................             37,703           35,406
 Receivables:
  Investment securities sold ............................................                 --          418,329
  Capital shares sold ...................................................          5,620,350          138,976
  Dividends .............................................................            251,186            2,192
                                                                            ---------------------------------
      Total assets ......................................................        507,555,056       55,682,766
                                                                            ---------------------------------
Liabilities:
 Payables:

  Investment securities purchased .......................................          2,367,732          879,588
  Capital shares redeemed ...............................................          1,956,970          123,711
  Affiliates ............................................................            367,324           63,604
 Accrued expenses and other liabilities .................................             28,378           21,745
                                                                            ---------------------------------
      Total liabilities .................................................          4,720,404        1,088,648
                                                                            ---------------------------------
        Net assets, at value ............................................   $    502,834,652    $  54,594,118
                                                                            =================================
Net assets consist of:
 Paid-in capital ........................................................   $    323,947,870    $  93,018,101
 Undistributed net investment income (loss) .............................          1,707,394          (22,231)
 Net unrealized appreciation (depreciation) .............................        162,711,475       13,240,312
 Accumulated net realized gain (loss) ...................................         14,467,913      (51,642,064)
                                                                            ---------------------------------
        Net assets, at value ............................................   $    502,834,652    $  54,594,118
                                                                            =================================


                         Annual Report | See notes to financial statements. | 83

FRANKLIN STRATEGIC SERIES

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2006

                                                                            ---------------------------------
                                                                                                  FRANKLIN
                                                                            FRANKLIN NATURAL     TECHNOLOGY
                                                                             RESOURCES FUND         FUND
                                                                            ---------------------------------
CLASS A:
 Net assets, at value ...................................................   $    440,474,909    $  33,680,714
                                                                            =================================
 Shares outstanding .....................................................         12,264,348        5,916,528
                                                                            =================================
 Net asset value per share a  ...........................................   $          35.92    $        5.69
                                                                            =================================
 Maximum offering price per share (net asset value per share / 94.25%) ..   $          38.11    $        6.04
                                                                            =================================
CLASS B:
 Net assets, at value ...................................................                 --    $   4,384,957
                                                                            =================================
 Shares outstanding .....................................................                 --          799,388
                                                                            =================================
 Net asset value and maximum offering price per share a  ................                 --    $        5.49
                                                                            =================================
CLASS C:
 Net assets, at value ...................................................   $     18,485,384    $   9,621,023
                                                                            =================================
 Shares outstanding .....................................................            516,531        1,759,782
                                                                            =================================
 Net asset value and maximum offering price per share a  ................   $          35.79    $        5.47
                                                                            =================================
CLASS R:
 Net assets, at value ...................................................                 --    $   3,796,672
                                                                            =================================
 Shares outstanding .....................................................                 --          670,925
                                                                            =================================
 Net asset value and maximum offering price per share a  ................                 --    $        5.66
                                                                            =================================
ADVISOR CLASS:
 Net assets, at value ...................................................   $     43,874,359    $   3,110,752
                                                                            =================================
 Shares outstanding .....................................................          1,167,694          536,100
                                                                            =================================
 Net asset value and maximum offering price per share a  ................   $          37.57    $        5.80
                                                                            =================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


84 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

STATEMENTS OF OPERATIONS
for the year ended April 30, 2006

                                                                            -------------------------------------------------
                                                                                FRANKLIN      FRANKLIN GLOBAL     FRANKLIN
                                                                             BIOTECHNOLOGY    COMMUNICATIONS    GLOBAL HEALTH
                                                                             DISCOVERY FUND        FUND           CARE FUND
                                                                            -------------------------------------------------
Investment income:
 Dividends (net of foreign taxes) a
  Unaffiliated issuers ..................................................   $        70,089    $     667,667    $   2,248,098
  Sweep Money Fund (Note 7) .............................................           675,984           31,436          279,729
 Interest ...............................................................            13,729               --               --
 Income from securities loaned - net ....................................           271,822               --               --
                                                                            -------------------------------------------------
      Total investment income ...........................................         1,031,624          699,103        2,527,827
                                                                            -------------------------------------------------
Expenses:
 Management fees (Note 3a) ..............................................         2,615,510          434,100          794,176
 Administrative fees (Note 3b) ..........................................           760,116               --               --
 Distribution fees (Note 3c)
  Class A ...............................................................         1,297,926          144,468          247,212
  Class B ...............................................................                --           29,551          137,954
  Class C ...............................................................                --           83,128          264,461
 Transfer agent fees (Note 3e) ..........................................         1,778,167          271,937          468,725
 Custodian fees (Note 4) ................................................            12,322            8,289            5,871
 Reports to shareholders ................................................           230,957           26,959           65,838
 Registration and filing fees ...........................................            27,872           33,149           37,873
 Professional fees ......................................................            29,810           29,352           28,233
 Trustees' fees and expenses ............................................             6,344              819            1,631
 Other ..................................................................            10,354            1,616            5,249
                                                                            -------------------------------------------------
      Total expenses ....................................................         6,769,378        1,063,368        2,057,223
      Expense reductions (Note 4) .......................................              (214)              --             (195)
                                                                            -------------------------------------------------
        Net expenses ....................................................         6,769,164        1,063,368        2,057,028
                                                                            -------------------------------------------------
          Net investment income (loss) ..................................        (5,737,540)        (364,265)         470,799
                                                                            -------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................................        51,661,550        7,343,595        4,078,002
  Foreign currency transactions .........................................           (18,270)         (61,151)          15,054
                                                                            -------------------------------------------------
      Net realized gain (loss) ..........................................        51,643,280        7,282,444        4,093,056
                                                                            -------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ...........................................................        61,209,615       19,006,203       13,184,305
  Translation of assets and liabilities denominated in foreign currencies               665          (14,184)             284
 Change in deferred taxes on unrealized appreciation ....................                --          (26,711)              --
                                                                            -------------------------------------------------
      Net change in unrealized appreciation (depreciation) ..............        61,210,280       18,965,308       13,184,589
                                                                            -------------------------------------------------
Net realized and unrealized gain (loss) .................................       112,853,560       26,247,752       17,277,645
                                                                            -------------------------------------------------
Net increase (decrease) in net assets resulting from operations .........   $   107,116,020    $  25,883,487    $  17,748,444
                                                                            =================================================

 a Foreign taxes withheld on dividends ..................................   $        12,369    $      36,185    $      29,039


                         Annual Report | See notes to financial statements. | 85

FRANKLIN STRATEGIC SERIES

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended April 30, 2006

                                                                            ---------------------------------
                                                                                                  FRANKLIN
                                                                            FRANKLIN NATURAL     TECHNOLOGY
                                                                             RESOURCES FUND         FUND
                                                                            ---------------------------------
Investment income:
 Dividends (net of foreign taxes) a
  Unaffiliated issuers ..................................................   $      4,922,114    $     124,320
  Sweep Money Fund (Note 7) .............................................            404,413          106,430
                                                                            ---------------------------------
      Total investment income ...........................................          5,326,527          230,750
                                                                            ---------------------------------
Expenses:
 Management fees (Note 3a) ..............................................          1,851,480          260,675
 Administrative fees (Note 3b) ..........................................                 --           98,597
 Distribution fees (Note 3c)
  Class A ...............................................................          1,077,926          104,653
  Class B ...............................................................                 --           42,841
  Class C ...............................................................             47,282           89,500
  Class R ...............................................................                 --           15,182
 Transfer agent fees (Note 3e) ..........................................            500,206          219,936
 Custodian fees (Note 4) ................................................              9,283              947
 Reports to shareholders ................................................             55,768           21,451
 Registration and filing fees ...........................................             64,984           63,751
 Professional fees ......................................................             21,653           19,484
 Trustees' fees and expenses ............................................              3,401              527
 Other ..................................................................              6,633              530
                                                                            ---------------------------------
      Total expenses ....................................................          3,638,616          938,074
      Expense reductions (Note 4) .......................................               (350)             (26)
                                                                            ---------------------------------
        Net expenses ....................................................          3,638,266          938,048
                                                                            ---------------------------------
          Net investment income (loss) ..................................          1,688,261         (707,298)
                                                                            ---------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from
  Investments ...........................................................         25,616,528        4,576,996
  Foreign currency transactions .........................................            (40,268)              88
                                                                            ---------------------------------
      Net realized gain (loss) ..........................................         25,576,260        4,577,084
                                                                            ---------------------------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ...........................................................        117,590,196        9,248,967
  Translation of assets and liabilities denominated in foreign currencies              2,392               53
                                                                            ---------------------------------
      Net change in unrealized appreciation (depreciation) ..............        117,592,588        9,249,020
                                                                            ---------------------------------
Net realized and unrealized gain (loss) .................................        143,168,848       13,826,104
                                                                            ---------------------------------
Net increase (decrease) in net assets resulting from operations .........   $    144,857,109    $  13,118,806
                                                                            =================================

 a Foreign taxes withheld on dividends ..................................   $         81,672    $       2,810


86 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

STATEMENTS OF CHANGES IN NET ASSETS

                                                              ----------------------------------------------------------------
                                                                  FRANKLIN BIOTECHNOLOGY                FRANKLIN GLOBAL
                                                                      DISCOVERY FUND                  COMMUNICATIONS FUND
                                                              ----------------------------------------------------------------
                                                                   YEAR ENDED APRIL 30,                YEAR ENDED APRIL 30,
                                                                  2006             2005               2006             2005
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income (loss) ...........................   $  (5,737,540)   $  (6,914,107)     $   (364,265)   $    (54,431)
   Net realized gain (loss) from investments and
     foreign currency transactions ........................      51,643,280       40,259,228         7,282,444       2,808,119
   Net change in unrealized appreciation
     (depreciation) on investments and translation
     of assets and liabilities denominated in
     foreign currencies, and deferred taxes ...............      61,210,280     (118,757,838)       18,965,308         264,281
                                                              ----------------------------------------------------------------
        Net increase (decrease) in net assets
         resulting from operations ........................     107,116,020      (85,412,717)       25,883,487       3,017,969
                                                              ----------------------------------------------------------------
   Distributions to shareholders from:
    Net investment income:
     Class A ..............................................              --               --          (603,089)       (148,066)
     Class B ..............................................              --               --            (6,206)             --
     Class C ..............................................              --               --           (23,791)             --
                                                              ----------------------------------------------------------------
   Total distributions to shareholders ....................              --               --          (633,086)       (148,066)
                                                              ----------------------------------------------------------------
   Capital share transactions: (Note 2)
     Class A ..............................................     (82,326,743)    (112,120,808)       (1,344,182)    (12,208,050)
     Class B ..............................................              --               --          (225,750)       (625,354)
     Class C ..............................................              --               --           226,244      (1,901,429)
                                                              ----------------------------------------------------------------
   Total capital share transactions .......................     (82,326,743)    (112,120,808)       (1,343,688)    (14,734,833)
                                                              ----------------------------------------------------------------

   Redemption fees ........................................           2,234            3,285               609           3,190
                                                              ----------------------------------------------------------------

        Net increase (decrease) in net assets .............      24,791,511     (197,530,240)       23,907,322     (11,861,740)
  Net assets:
   Beginning of year ......................................     485,908,515      683,438,755        59,642,949      71,504,689
                                                              ----------------------------------------------------------------
   End of year ............................................   $ 510,700,026    $ 485,908,515      $ 83,550,271    $ 59,642,949
                                                              ================================================================
  Undistributed net investment income (loss)
   included in net assets:
  End of year .............................................   $    (231,000)   $          --      $   (202,293)   $    513,977
                                                              ================================================================


                         Annual Report | See notes to financial statements. | 87

FRANKLIN STRATEGIC SERIES

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                              ----------------------------------------------------------------
                                                                         FRANKLIN                           FRANKLIN
                                                                  GLOBAL HEALTH CARE FUND            NATURAL RESOURCES FUND
                                                              ----------------------------------------------------------------
                                                                   YEAR ENDED APRIL 30,               YEAR ENDED APRIL 30,
                                                                  2006             2005               2006            2005
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
 OPERATIONS:
  Net investment income (loss) ............................   $     470,799    $    (779,345)     $  1,688,261    $    391,987
  Net realized gain (loss) from investments and
   foreign currency transactions ..........................       4,093,056        7,249,631        25,576,260       6,541,264
  Net change in unrealized appreciation
   (depreciation) on investments and translation
   of assets and liabilities denominated in
   foreign currencies .....................................      13,184,589       (4,228,640)      117,592,588      31,973,568
                                                              ----------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ..........................      17,748,444        2,241,646       144,857,109      38,906,819
                                                              ----------------------------------------------------------------
 Distributions to shareholders from:
 Net investment income:
  Class A .................................................              --               --        (1,014,621)             --
  Class C .................................................              --               --           (10,636)             --
  Advisor Class ...........................................              --               --          (145,018)             --
 Net realized gains:
  Class A .................................................              --               --       (11,206,808)             --
  Class C .................................................              --               --          (159,473)             --
  Advisor Class ...........................................              --               --        (1,183,962)             --
                                                              ----------------------------------------------------------------
 Total distributions to shareholders ......................              --               --       (13,720,518)             --
                                                              ----------------------------------------------------------------
 Capital share transactions: (Note 2)
  Class A .................................................       6,477,633       (6,127,324)      114,080,599      75,035,763
  Class B .................................................         489,481       (1,175,029)               --              --
  Class C .................................................       3,870,125       (2,143,550)       17,261,414              --
  Advisor Class ...........................................              --               --        (4,032,264)     16,518,180
                                                              ----------------------------------------------------------------
 Total capital share transactions .........................      10,837,239       (9,445,903)      127,309,749      91,553,943
                                                              ----------------------------------------------------------------

 Redemption fees ..........................................           8,024              142            13,158           4,241
                                                              ----------------------------------------------------------------

     Net increase (decrease) in net assets ................      28,593,707       (7,204,115)      258,459,498     130,465,003
Net assets:
 Beginning of year ........................................     121,014,456      128,218,571       244,375,154     113,910,151
                                                              ----------------------------------------------------------------
 End of year ..............................................   $ 149,608,163    $ 121,014,456      $502,834,652    $244,375,154
                                                              ================================================================
Undistributed net investment income included in
 net assets:
 End of year ..............................................   $     485,853    $          --      $  1,707,394    $    413,416
                                                              ================================================================


88 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                              ------------------------------
                                                                                 FRANKLIN TECHNOLOGY FUND
                                                                              ------------------------------
                                                                                   YEAR ENDED APRIL 30,
                                                                                   2006             2005
                                                                              ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...........................................    $    (707,298)   $    (603,793)
  Net realized gain (loss) from investments and foreign currency
   transactions ..........................................................        4,577,084        4,580,294
  Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilites denominated in
   foreign currencies ....................................................        9,249,020       (2,970,973)
                                                                              ------------------------------
        Net increase (decrease) in net assets resulting from operations ..       13,118,806        1,005,528
                                                                              ------------------------------
 Capital share transactions: (Note 2)
  Class A ................................................................       (1,988,606)      (1,666,662)
  Class B ................................................................         (992,602)        (657,057)
  Class C ................................................................       (1,243,188)      (2,694,512)
  Class R ................................................................          281,663        1,172,031
  Advisor Class ..........................................................           (8,833)        (135,295)
                                                                              ------------------------------
 Total capital share transactions ........................................       (3,951,566)      (3,981,495)
                                                                              ------------------------------

 Redemption fees .........................................................            2,803              874
                                                                              ------------------------------

        Net increase (decrease) in net assets ............................        9,170,043       (2,975,093)
Net assets:
 Beginning of year .......................................................       45,424,075       48,399,168
                                                                              ------------------------------
 End of year .............................................................    $  54,594,118    $  45,424,075
                                                                              ==============================
Undistributed net investment income (loss) included in net assets:

 End of year .............................................................    $     (22,231)   $          --
                                                                              ==============================


                         Annual Report | See notes to financial statements. | 89

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series. All funds included in this report (the Funds) are non-diversified. The financial statements of the remaining funds are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective September 1, 2005, the Franklin Natural Resources Fund began offering a new class of shares, Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-----------------------------------------------------------------------------------------------------------
                                                            CLASS A, CLASS C    CLASS A, CLASS B, CLASS C,
CLASS A                  CLASS A, CLASS B & CLASS C         & ADVISOR CLASS     CLASS R & ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
Franklin Biotechnology   Franklin Global                     Franklin Natural   Franklin Technology Fund
 Discovery Fund           Communications Fund                 Resources Fund
                         Franklin Global Health Care Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


90 | Annual Report

FRANKLIN STRATEGIC SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

Certain Funds may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At April 30, 2006, all repurchase agreements held by the Fund had been entered into on April 28, 2006.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statements of Assets and Liabilities.


                                                              Annual Report | 91

FRANKLIN STRATEGIC SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITIES LENDING

The Franklin Biotechnology Discovery Fund loans securities to certain brokers through a securities lending agent for which they receive cash and securities collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The cash collateral is invested in short-term instruments as noted in the Statements of Investments. The securities received as collateral are held in a segregated account with the funds' custodian on the fund's behalf. The fund receives interest income from the investment of cash collateral and interest income from the securities held as collateral, adjusted by lender fees and broker rebates. At April 30, 2006, the market value of securities on loan was $109,313,536, for which the Fund's custodian held cash collateral valued at $112,256,000. The Fund bears the risk of loss with respect to the investment of the cash collateral and the securities loaned. The securities lending agent has agreed to indemnify the fund in the case of default of any securities borrower.

F. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

The Funds may be subject to a tax imposed on net realized gains of securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on securities in an amount that would be payable if the securities were disposed of on the valuation date.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


92 | Annual Report

FRANKLIN STRATEGIC SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund-specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


                                                              Annual Report | 93

FRANKLIN STRATEGIC SERIES

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                -------------------------------------------------------------
                                                   FRANKLIN BIOTECHNOLOGY               FRANKLIN GLOBAL
                                                       DISCOVERY FUND                 COMMUNICATIONS FUND
                                                -------------------------------------------------------------
                                                  SHARES          AMOUNT            SHARES          AMOUNT
                                                -------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2006
 Shares sold ...............................     1,177,206    $  65,909,529        1,483,554    $  15,118,283
 Shares issued in reinvestment
  of distributions .........................            --               --           53,533          546,573
 Shares redeemed ...........................    (2,681,270)    (148,236,272)      (1,734,623)     (17,009,038)
                                                -------------------------------------------------------------
 Net increase (decrease) ...................    (1,504,064)   $ (82,326,743)        (197,536)   $  (1,344,182)
                                                =============================================================
Year ended April 30, 2005
 Shares sold ...............................     1,153,641    $  58,011,226          497,779    $   4,042,716
 Shares issued in reinvestment
  of distributions .........................            --               --           15,319          133,888
 Shares redeemed ...........................    (3,433,002)    (170,132,034)      (2,050,478)     (16,384,654)
                                                -------------------------------------------------------------
 Net increase (decrease) ...................    (2,279,361)   $(112,120,808)      (1,537,380)   $ (12,208,050)
                                                =============================================================
CLASS B SHARES:
Year ended April 30, 2006
 Shares sold ...............................................................          51,571    $     502,749
 Shares issued in reinvestment
  of distributions .........................................................             585            5,726
 Shares redeemed ...........................................................         (81,664)        (734,225)
                                                                               ------------------------------
 Net increase (decrease) ...................................................         (29,508)   $    (225,750)
                                                                               ==============================
Year ended April 30, 2005
 Shares sold ...............................................................          37,081    $     288,026
 Shares redeemed ...........................................................        (118,762)        (913,380)
                                                                               ------------------------------
 Net increase (decrease) ...................................................         (81,681)   $    (625,354)
                                                                               ==============================
CLASS C SHARES:
Year ended April 30, 2006
 Shares sold ...............................................................         273,629    $   2,698,171
 Shares issued in reinvestment
  of distributions .........................................................           2,038           19,969
 Shares redeemed ...........................................................        (264,564)      (2,491,896)
                                                                               ------------------------------
 Net increase (decrease) ...................................................          11,103    $     226,244
                                                                               ==============================
Year ended April 30, 2005
 Shares sold ...............................................................         113,267    $     884,766
 Shares redeemed ...........................................................        (361,379)      (2,786,195)
                                                                               ------------------------------
 Net increase (decrease)....................................................        (248,112)   $  (1,901,429)
                                                                               ==============================


94 | Annual Report

FRANKLIN STRATEGIC SERIES

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                -------------------------------------------------------------
                                                       FRANKLIN GLOBAL                 FRANKLIN NATURAL
                                                       HEALTH CARE FUND                 RESOURCES FUND
                                                -------------------------------------------------------------
                                                    SHARES           AMOUNT        SHARES           AMOUNT
                                                -------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2006
 Shares sold ...............................     1,236,290    $  27,592,166        6,896,919    $ 215,798,546
 Shares issued in reinvestment of
  distributions ............................            --               --          344,872       11,025,537
 Shares redeemed ...........................      (946,189)     (21,114,533)      (3,665,312)    (112,743,484)
                                                -------------------------------------------------------------
 Net increase (decrease) ...................       290,101    $   6,477,633        3,576,479    $ 114,080,599
                                                =============================================================
Year ended April 30, 2005
 Shares sold ...............................       883,349    $  17,635,790        5,510,177    $ 125,718,131
 Shares redeemed ...........................    (1,210,752)     (23,763,114)      (2,284,982)     (50,682,368)
                                                -------------------------------------------------------------
 Net increase (decrease) ...................      (327,403)   $  (6,127,324)       3,225,195    $  75,035,763
                                                =============================================================
CLASS B SHARES:
Year ended April 30, 2006
 Shares sold ...............................       166,960    $   3,540,947
 Shares redeemed ...........................      (142,949)      (3,051,466)
                                                ---------------------------
 Net increase (decrease) ...................        24,011    $     489,481
                                                ===========================
Year ended April 30, 2005
 Shares sold ...............................       131,458    $   2,491,368
 Shares redeemed ...........................      (194,486)      (3,666,397)
                                                ---------------------------
 Net increase (decrease) ...................       (63,028)   $  (1,175,029)
                                                ===========================
CLASS C SHARES:
Year ended April 30, 2006 a
 Shares sold ...............................       452,213    $   9,463,203          555,050    $  18,514,003
 Shares issued in reinvestment of
  distributions ............................            --               --            5,227          166,857
 Shares redeemed ...........................      (266,592)      (5,593,078)         (43,746)      (1,419,446)
                                                -------------------------------------------------------------
 Net increase (decrease) ...................       185,621    $   3,870,125          516,531    $  17,261,414
                                                =============================================================
Year ended April 30, 2005
 Shares sold ...............................       243,449    $   4,581,653
 Shares redeemed ...........................      (359,987)      (6,725,203)
                                                ---------------------------
 Net increase (decrease) ...................      (116,538)   $  (2,143,550)
                                                ===========================
ADVISOR CLASS SHARES:
Year ended April 30, 2006
 Shares sold ...............................                                         109,819    $   3,611,705
 Shares issued in reinvestment of
  distributions ............................                                          37,636        1,257,038
 Shares redeemed ...........................                                        (283,616)      (8,901,007)
                                                                               ------------------------------
 Net increase (decrease) ...................                                        (136,161)   $  (4,032,264)
                                                                               ==============================
Year ended April 30, 2005
 Shares sold ...............................                                         803,805    $  18,310,689
 Shares redeemed ...........................                                         (72,677)      (1,792,509)
                                                                               ------------------------------
 Net increase (decrease) ...................                                         731,128    $  16,518,180
                                                                               ==============================

a For the period September 1, 2005 (effective date) to April 30, 2006 for the Franklin Natural Resources Fund.


                                                              Annual Report | 95

FRANKLIN STRATEGIC SERIES

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                               ----------------------------
                                                                         FRANKLIN
                                                                      TECHNOLOGY FUND
                                                               ----------------------------
                                                                  SHARES          AMOUNT
                                                               ----------------------------
CLASS A SHARES:
Year ended April 30, 2006
 Shares sold ...............................................      1,700,982    $  8,667,503
 Shares redeemed ...........................................     (2,143,833)    (10,656,109)
                                                               ----------------------------
 Net increase (decrease) ...................................       (442,851)   $ (1,988,606)
                                                               ============================
Year ended April 30, 2005
 Shares sold ...............................................      1,922,287    $  8,791,126
 Shares redeemed ...........................................     (2,298,247)    (10,457,788)
                                                               ----------------------------
 Net increase (decrease) ...................................       (375,960)   $ (1,666,662)
                                                               ============================
CLASS B SHARES:
Year ended April 30, 2006
 Shares sold ...............................................         47,431    $    235,459
 Shares redeemed ...........................................       (250,237)     (1,228,061)
                                                               ----------------------------
 Net increase (decrease) ...................................       (202,806)   $   (992,602)
                                                               ============================
Year ended April 30, 2005
 Shares sold ...............................................        137,586    $    611,532
 Shares redeemed ...........................................       (288,949)     (1,268,589)
                                                               ----------------------------
 Net increase (decrease) ...................................       (151,363)   $   (657,057)
                                                               ============================
CLASS C SHARES:
Year ended April 30, 2006
 Shares sold ...............................................        315,915    $  1,548,628
 Shares redeemed ...........................................       (580,938)     (2,791,816)
                                                               -----------------------------
 Net increase (decrease) ...................................       (265,023)   $ (1,243,188)
                                                               =============================
Year ended April 30, 2005
 Shares sold ...............................................        384,862    $  1,740,352
 Shares redeemed ...........................................     (1,005,688)     (4,434,864)
                                                               ----------------------------
 Net increase (decrease) ...................................       (620,826)   $ (2,694,512)
                                                               ============================
CLASS R SHARES:
Year ended April 30, 2006
 Shares sold ...............................................        312,364    $  1,598,426
 Shares redeemed ...........................................       (266,105)     (1,316,763)
                                                               ----------------------------
 Net increase (decrease) ...................................         46,259    $    281,663
                                                               ============================
Year ended April 30, 2005
 Shares sold ...............................................        401,559    $  1,850,641
 Shares redeemed ...........................................       (150,407)       (678,610)
                                                               ----------------------------
 Net increase (decrease) ...................................        251,152    $  1,172,031
                                                               ============================
ADVISOR CLASS SHARES:
Year ended April 30, 2006
 Shares sold ...............................................         62,308    $    321,074
 Shares redeemed ...........................................        (64,035)       (329,907)
                                                               ----------------------------
 Net increase (decrease) ...................................         (1,727)   $     (8,833)
                                                               ============================
Year ended April 30, 2005
 Shares sold ...............................................         84,885    $    384,145
 Shares redeemed ...........................................       (114,073)       (519,440)
                                                               ----------------------------
 Net increase (decrease) ...................................        (29,188)   $   (135,295)
                                                               ============================


96 | Annual Report

FRANKLIN STRATEGIC SERIES

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------
SUBSIDIARY                                                       AFFILIATION
----------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                               Investment manager
Franklin Templeton Services, LLC (FT Services)                   Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)             Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)    Transfer agent

A. MANAGEMENT FEES

All funds, except the Franklin Technology Fund, pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       0.625%            Up to and including $100 million
       0.500%            Over $100 million, up to and including $250 million
       0.450%            Over $250 million, up to and including $10 billion
       0.440%            Over $10 billion, up to and including $12.5 billion
       0.420%            Over $12.5 billion, up to and including $15 billion
       0.400%            In excess of $15 billion

The Franklin Technology Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       0.550%            Up to and including $500 million
       0.450%            Over $500 million, up to and including $1 billion
       0.400%            Over $1 billion, up to and including $1.5 billion
       0.350%            Over $1.5 billion, up to and including $6.5 billion
       0.325%            Over $6.5 billion, up to and including $11.5 billion
       0.300%            Over $11.5 billion, up to and including $16.5 billion
       0.290%            Over $16.5 billion, up to and including $19 billion
       0.280%            Over $19 billion, up to and including $21.5 billion
       0.270%            In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       0.150%            Up to and including $200 million
       0.135%            Over $200 million, up to and including $700 million
       0.100%            Over $700 million, up to and including $1.2 billion
       0.075%            In excess of $1.2 billion


                                                              Annual Report | 97

FRANKLIN STRATEGIC SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES (CONTINUED)

The Franklin Technology Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Global Communications Fund, the Franklin Global Health Care Fund and the Franklin Natural Resources Fund. The fee is paid by Advisers based on average daily net assets of each of the funds, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of its average daily net assets as follows:

                         --------------------------------------------------------------------------------
                             FRANKLIN       FRANKLIN GLOBAL    FRANKLIN         FRANKLIN       FRANKLIN
                          BIOTECHNOLOGY     COMMUNICATIONS   GLOBAL HEALTH       NATURAL      TECHNOLOGY
                          DISCOVERY FUND         FUND          CARE FUND     RESOURCES FUND      FUND
                         --------------------------------------------------------------------------------
Class A .............         0.35%             0.25%            0.25%           0.35%          0.35%

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

The Franklin Biotechnology Discovery Fund reimburses Distributors up to 0.35% when the fund is open to new investors and up to 0.25% when the fund is closed to new investors. This fund was re-opened to new investors on September 1, 2001, and will remain open until net assets reach $2 billion.

Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                 -----------------------------------------------------------------
                                  FRANKLIN GLOBAL     FRANKLIN          FRANKLIN        FRANKLIN
                                  COMMUNICATIONS    GLOBAL HEALTH        NATURAL       TECHNOLOGY
                                       FUND           CARE FUND      RESOURCES FUND       FUND
                                 -----------------------------------------------------------------
Class B ......................         1.00%             1.00%              --             1.00%
Class C ......................         1.00%             1.00%            1.00%            1.00%
Class R ......................           --                --               --             0.50%


98 | Annual Report

FRANKLIN STRATEGIC SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                      -------------------------------------------------
                                                          FRANKLIN      FRANKLIN GLOBAL    FRANKLIN
                                                       BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH
                                                       DISCOVERY FUND        FUND          CARE FUND
                                                      -------------------------------------------------
Net sales charge received a  ......................      $143,973          $23,961         $73,857
Contingent deferred sales charges retained ........      $    292          $ 6,232         $26,212

                                                      -----------------------------
                                                          FRANKLIN       FRANKLIN
                                                          NATURAL       TECHNOLOGY
                                                       RESOURCES FUND      FUND
                                                      -----------------------------
Net sales charge received a  ......................       $682,042        $19,942
Contingent deferred sales charges retained ........       $  7,009        $12,964

a     Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEE

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                         --------------------------------------------------------------------------------
                             FRANKLIN      FRANKLIN GLOBAL     FRANKLIN         FRANKLIN       FRANKLIN
                          BIOTECHNOLOGY    COMMUNICATIONS    GLOBAL HEALTH      NATURAL       TECHNOLOGY
                          DISCOVERY FUND        FUND           CARE FUND     RESOURCES FUND      FUND
                         --------------------------------------------------------------------------------
Transfer agent fees....     $1,161,852        $210,356         $361,227         $356,098       $188,479

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended April 30, 2006, the custodian fees were reduced as noted in the Statements of Operations.


                                                              Annual Report | 99

FRANKLIN STRATEGIC SERIES

5. INCOME TAXES

At April 30, 2006, the Funds had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended April 30, 2006, the Funds utilized capital loss carryforwards as follows:

                           -------------------------------------------------------------------------------
                               FRANKLIN      FRANKLIN GLOBAL    FRANKLIN         FRANKLIN       FRANKLIN
                            BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH      NATURAL       TECHNOLOGY
                            DISCOVERY FUND        FUND          CARE FUND     RESOURCES FUND      FUND
                           -------------------------------------------------------------------------------
Capital loss
carryforwards utilized:      $47,892,405       $7,296,771      $3,489,970        $      --    $ 4,306,795

At April 30, 2006, the capital loss carryforwards were as follows:

                           -------------------------------------------------------------------------------
                               FRANKLIN      FRANKLIN GLOBAL    FRANKLIN         FRANKLIN       FRANKLIN
                            BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH      NATURAL       TECHNOLOGY
                            DISCOVERY FUND        FUND          CARE FUND     RESOURCES FUND      FUND
                           -------------------------------------------------------------------------------
Capital loss
carryforwards expiring in:
2010..................      $ 70,295,650     $ 65,015,307     $        --        $      --    $22,874,077
2011..................       238,490,545       52,123,016       2,726,270               --     28,445,452
2012..................        72,400,540               --      15,108,743               --             --
                           -------------------------------------------------------------------------------
                            $381,186,735     $117,138,323     $17,835,013        $      --    $51,319,529
                           ===============================================================================

For tax purposes, realized currency losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2006, the Franklin Biotechnology Discovery Fund, the Franklin Global Communications Fund and the Franklin Natural Resources Fund deferred realized currency losses of $18,221, $54,368 and $38,346, respectively.

The tax character of distributions paid during the years ended April 30, 2006 and 2005 was as follows:

                                     ------------------------------------------------
                                        FRANKLIN GLOBAL         FRANKLIN NATURAL
                                      COMMUNICATIONS FUND        RESOURCES FUND
                                     ------------------------------------------------
                                       2006         2005         2006         2005
                                     ------------------------------------------------
Distributions paid from:
 Ordinary income .................   $ 633,086   $ 148,066   $ 6,064,823   $      --
 Long term capital gain ..........          --          --     7,655,695          --
                                     ------------------------------------------------
                                     $ 633,086   $ 148,066   $13,720,518   $      --
                                     ================================================


100 | Annual Report

FRANKLIN STRATEGIC SERIES

5. INCOME TAXES (CONTINUED)

At April 30, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                -----------------------------------------------------------------------------------
                                   FRANKLIN      FRANKLIN GLOBAL     FRANKLIN          FRANKLIN        FRANKLIN
                                BIOTECHNOLOGY    COMMUNICATIONS    GLOBAL HEALTH       NATURAL        TECHNOLOGY
                                DISCOVERY FUND        FUND           CARE FUND      RESOURCES FUND       FUND
                                -----------------------------------------------------------------------------------
Cost of investments ..........   $ 486,374,370    $  60,046,993    $ 115,839,821    $ 341,927,759    $  42,192,370
                                ===================================================================================
Unrealized
 appreciation ................   $ 175,810,977    $  24,701,770    $  32,984,619    $ 161,452,200       13,862,452
Unrealized
 depreciation ................     (35,786,857)      (1,174,690)      (5,021,305)      (1,734,142)        (966,959)
                                -----------------------------------------------------------------------------------
Net unrealized
 appreciation
 (depreciation) ..............   $ 140,024,120    $  23,527,080    $  27,963,314    $ 159,718,058    $  12,895,493
                                ===================================================================================
Undistributed
 ordinary income .............   $          --               --    $     553,489    $   8,308,881    $          --
Undistributed long term
 capital gains ...............              --               --               --       10,895,501               --
                                -----------------------------------------------------------------------------------
 Distributable
  earnings ...................   $          --               --    $     553,489    $  19,204,382    $          --
                                ===================================================================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2006, were as follows:

                          ----------------------------------------------------------------------------------
                              FRANKLIN      FRANKLIN GLOBAL     FRANKLIN         FRANKLIN        FRANKLIN
                           BIOTECHNOLOGY    COMMUNICATIONS    GLOBAL HEALTH      NATURAL        TECHNOLOGY
                           DISCOVERY FUND        FUND           CARE FUND     RESOURCES FUND       FUND
                          ----------------------------------------------------------------------------------
Purchases..............     $194,132,433     $103,195,501      $52,046,727     $305,082,501     $44,484,710
Sales..................     $274,975,583     $105,962,505      $51,912,942     $199,438,519     $50,453,911


                                                             Annual Report | 101

FRANKLIN STRATEGIC SERIES

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

At April 30, 2006, investments in securities included issues that are restricted under the Securities Act of 1933 (the 1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. The Funds have registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.

At April 30, 2006, the Funds held investments in restricted securities, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

------------------------------------------------------------------------------------------------------------
SHARES/RIGHTS/                                                       ACQUISITION
WARRANTS        ISSUER                                                   DATE          COST          VALUE
------------------------------------------------------------------------------------------------------------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
1,477,000     a Avexa Ltd., rts, 5/05/06 ........................      3/30/06    $       --      $   44,886
1,128,271       Fibrogen Inc., cvt. pfd., E......................      5/19/00     5,065,937       7,728,656
   85,395     b Inhibitex Inc., wts., 11/10/09...................     11/05/04        10,674              --
                                                                                                  ==========
                TOTAL RESTRICTED SECURITIES (1.52% of Net Assets)                                 $7,773,542
                                                                                                  ==========
 FRANKLIN GLOBAL COMMUNICATIONS FUND

  134,100       Europolitan Vodafone AB..........................      5/24/02    $  530,468      $  894,711
                                                                                                  ==========
                TOTAL RESTRICTED SECURITIES (1.07% of Net Assets)

 FRANKLIN GLOBAL HEALTH CARE FUND

  136,364       Masimo Corp., cvt. pfd., F ......................      5/15/00    $1,500,004      $2,250,007
                                                                                                  ==========
                TOTAL RESTRICTED SECURITIES (1.50% of Net Assets)

 FRANKLIN NATURAL RESOURCES FUND

  600,000       SXR Uranium One Inc. ............................      2/07/06    $3,980,056      $5,908,926
                                                                                                  ==========
                TOTAL RESTRICTED SECURITIES (1.18% of Net Assets)

a The Franklin Biotechnology Discovery Fund also invests in unrestricted securities of the issuer, valued at $1,256,809 as of April 30, 2006.

b The Franklin Biotechnology Discovery Fund also invests in unrestricted securities of the issuer, valued at $883,100 as of April 30, 2006.


102 | Annual Report

FRANKLIN STRATEGIC SERIES

9. OTHER CONSIDERATIONS

Directors or employees of Advisers, as the Franklin Natural Resources Fund's Investment Manager, may serve as members of various bondholders' steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. At April 30, 2006, such individuals serve in one or more of these capacities for Solutia Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March 2005. The SEC has not yet approved the distribution plans pertaining to the August 2, 2004 SEC Order or the December 13, 2004 SEC Order. However, subsequent to April 30, 2006, the SEC published the IDC's distribution plan pertaining to the December 13, 2004 SEC Order for public comment. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of those orders.


                                                             Annual Report | 103

FRANKLIN STRATEGIC SERIES

10. REGULATORY MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multidistrict litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


104 | Annual Report

FRANKLIN STRATEGIC SERIES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Biotechnology Discovery Fund, Franklin Global Communications Fund, Franklin Global Health Care Fund, Franklin Natural Resources Fund and Franklin Technology Fund (separate portfolios of Franklin Strategic Series, hereinafter referred to as the "Funds") at April 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 13, 2006


                                                             Annual Report | 105

FRANKLIN STRATEGIC SERIES

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(c) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended April 30, 2006:

                       -------------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN         FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH      NATURAL       TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND     RESOURCES FUND      FUND
                       -------------------------------------------------------------------------------
                          $     --          $      --        $    --        $ 16,520,530     $    --

Under Section 871(k)(2)(C) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2006:

                       -------------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN         FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH      NATURAL       TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND     RESOURCES FUND      FUND
                       -------------------------------------------------------------------------------
                          $     --          $      --        $    --        $  9,372,582     $    --

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2006.

                       -------------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN         FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH      NATURAL       TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND     RESOURCES FUND      FUND
                       -------------------------------------------------------------------------------
                          $     --          $ 654,094        $898,158        $ 4,608,097    $ 128,780

In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2006.

                       -------------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN         FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH      NATURAL       TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND     RESOURCES FUND      FUND
                       -------------------------------------------------------------------------------
                                --            35.89%              --            42.95%       $    --


106 | Annual Report

FRANKLIN STRATEGIC SERIES

Under Section 871(k)(1)(C) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2006:

                       -------------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN         FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH      NATURAL       TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND     RESOURCES FUND      FUND
                       -------------------------------------------------------------------------------
                           $675,984          $31,436         $279,729         $404,413       $104,777


                                                             Annual Report | 107

FRANKLIN STRATEGIC SERIES

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED         BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Trustee         Since 1991          141                        Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                            company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)       Trustee         Since 1991          142                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Trustee         Since 1998          137                        Director, Hess Corporation
One Franklin Parkway                                                                            (formerly, Amerada Hess Corporation)
San Mateo, CA 94403-1906                                                                        (explo-ration and refining of oil
                                                                                                and gas), H.J. Heinz Company
                                                                                                (processed foods and allied
                                                                                                products), RTI International Metals,
                                                                                                Inc. (manufacture and distri- bution
                                                                                                of titanium), Canadian National
                                                                                                Railway (railroad), and White
                                                                                                Mountains Insurance Group, Ltd.
                                                                                                (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee         Since 1991          115                        Director, Center for Creative Land
One Franklin Parkway                                                                            Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


108 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED         BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)         Trustee         Since 1992          141                        Director, Martek Biosciences
One Franklin Parkway                                                                            Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                        (biotechnology), and Overstock.com
                                                                                                (Internet services); and FORMERLY,
                                                                                                Director, MCI Communication
                                                                                                Corporation (subsequently known as
                                                                                                MCI WorldCom, Inc. and WorldCom,
                                                                                                Inc.) (communications services)
                                                                                                (1988-2002), White Mountains
                                                                                                Insurance Group, Ltd. (holding
                                                                                                compa- ny) (1987-2004) and Spacehab,
                                                                                                Inc. (aerospace services)
                                                                                                (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company)
(2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking)
(1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)            Trustee         Since February      38                         None
One Franklin Parkway                             2006
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); and FORMERLY, Chief Operating
Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President -
Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest
Airlines, Inc. (airlines) (1990-1992); Vice President and Partner, Bain & Company (1986-1990); and served on private and non-profit boards.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED         BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and     Trustee since       141                        None
One Franklin Parkway             Chairman of     1991 and
San Mateo, CA 94403-1906         the Board       Chairman of
                                                 the Board
                                                 since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 109

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED         BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee,        Trustee since 1991  124                        None
One Franklin Parkway             President and   and President and
San Mateo, CA 94403-1906         Chief           Chief Executive
                                 Executive       Officer -
                                 Officer -       Investment
                                 Investment      Management since
                                 Management      2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)           Vice President  Since 1991          Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Chief Compliance    Not Applicable             Not Applicable
One Franklin Parkway             Compliance      Officer since 2004
San Mateo, CA 94403-1906         Officer and     and Vice President
                                 Vice President  - AML Compliance
                                 - AML           since February
                                 Compliance      2006
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer       Since 2004          Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of
most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002          Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


110 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED         BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2000          Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2000          Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S.
District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)        Vice President  Since 2000          Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Franklin Advisers, Inc.; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)   Vice President  Since 2000          Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)         Vice President  Vice President      Not Applicable             Not Applicable
One Franklin Parkway             and Secretary   since February
San Mateo, CA 94403-1906                         2006 and
                                                 Secretary since
                                                 April 2006
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company;
and officer of 31 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 111

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED         BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since October       Not Applicable             Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief           Since 2004          Not Applicable             Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


112 | Annual Report

FRANKLIN STRATEGIC SERIES

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 18, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the 12 separate funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the


                                                             Annual Report | 113

FRANKLIN STRATEGIC SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best-execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance, or that of its Class A shares for those having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2006, and previous periods ended that date of up to ten years depending on when a particular Fund commenced operations. The following summarizes the performance results for each of the Funds and the Board's view of such performance.

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional health/biotechnology funds as selected by Lipper. The Lipper report comparison showed the Fund's total return to be in the second-highest quintile of this performance universe for the one-year period, and on an annualized basis during the previous three- and five-year periods to be in the highest quintile and next-to-lowest quintile, respectively, of such universe. The Fund has not been in operation for a full ten-year period. The Board was satisfied with such performance.


114 | Annual Report

FRANKLIN STRATEGIC SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FRANKLIN GLOBAL COMMUNICATIONS FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional telecommunications funds as selected by Lipper. The Lipper report showed the Fund's total return to be in the highest quintile of such performance universe for the one-year period, and on an annualized basis to be in the second-highest quintile of such universe for the previous three- and five-year periods, and in the lowest quintile of such universe for the previous ten-year period. While the Fund's total return for the previous ten-year period was in the lowest quintile it was noted the Fund had changed its name and investment objectives in November 1999. The Board was satisfied with such performance.

FRANKLIN GLOBAL HEALTH CARE FUND - The performance universe for the Fund consisted of the Fund and all retail and institutional health/biotechnology funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return for the one-year period was in the middle quintile of such performance universe, and on an annualized basis for the previous three-, five- and ten-year periods was in the middle quintile, second-lowest quintile and lowest quintile of such universe, respectively. The Board noted that there had been a change in the lead portfolio manager for this Fund at the beginning of 2003 and expressed satisfaction with the Fund's performance since then noting that the Fund's total returns as shown in the Lipper report for the one- and three-year periods were approximately 15% and 17%, respectively.

FRANKLIN NATURAL RESOURCES FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional natural resources funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return for the one-year period as well as for each of the previous three-, five- and ten-year periods on an annualized basis was in the second-lowest quintile of this performance universe. In discussing such performance, management pointed out the inclusion of a number of almost exclusively energy focused funds in the Lipper performance universe and the Fund's favorable performance in respect to the Goldman Sachs Natural Resources Index. The Board was satisfied with the Fund's performance, noting the Fund's total return as shown in the Lipper report exceeded 56% for the one-year period and 39%, 16% and 14%, respectively, for the previous three-, five- and ten-year annualized periods.

FRANKLIN TECHNOLOGY FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional science and technology funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return placed it in the middle quintile of such performance universe during the one-year period. The Fund's operations cover a five-year period and the report showed its total return on an annualized basis was in the second-highest quintile for each of the previous two-, three- and five-year periods and in the middle quintile of such performance universe for the previous four-year period. The Board was satisfied with this performance.


                                                             Annual Report | 115

FRANKLIN STRATEGIC SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report for each Fund. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for fund Class A shares for those Funds with multiple share classes. The results of such expense comparisons showed the effective management fee rates and actual total expenses for each of Franklin Biotechnology Discovery Fund, Franklin Global Health Care Fund, Franklin Natural Resources Fund and Franklin Global Communications Fund were in the least expensive quintile of their respective Lipper expense groups. The effective management fee rate for Franklin Technology Fund was in the least expensive quintile of its Lipper expense group, while its actual total expenses were in the middle quintile of such group. The Board was satisfied with the management fees and total expenses of each Fund in comparison to its expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as each Fund's relative contribution to the


116 | Annual Report

FRANKLIN STRATEGIC SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that in the case of the Funds, economies of scale were shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreements for all the Funds contained breakpoints that continued to asset levels that far exceeded their asset size at December 31, 2005. In view of such structure and the favorable fee and expense comparisons of these Funds within their respective expense groups, the Board believed that to the extent economies of scale may be realized by the manager of these Funds and its affiliates, that there was a sharing of benefits with each of these Funds and their shareholders.


                                                             Annual Report | 117

FRANKLIN STRATEGIC SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


118 | Annual Report

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

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

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                              Not part of the annual report

         [LOGO](R)
    FRANKLIN TEMPLETON                              One Franklin Parkway
       INVESTMENTS                                  San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS2 A2006 06/06




                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                   APRIL 30, 2006
--------------------------------------------------------------------------------

                                           A series of Franklin Strategic Series

--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER               BLEND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                         FRANKLIN
                      BLUE CHIP FUND                 Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Franklin Blue Chip Fund ...................................................    3

Performance Summary .......................................................    7

Your Fund's Expenses ......................................................   12

Financial Highlights and Statement of Investments .........................   14

Financial Statements ......................................................   21

Notes to Financial Statements .............................................   25

Report of Independent Registered Public Accounting Firm ...................   33

Tax Designation ...........................................................   34

Board Members and Officers ................................................   35

Shareholder Information ...................................................   40

--------------------------------------------------------------------------------
Annual Report

Franklin Blue Chip Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Blue Chip Fund seeks long-term capital appreciation by investing substantially in equity securities of blue chip companies, which are well-established companies with strong financial records relative to other companies in their respective industries.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Blue Chip Fund covers the fiscal year ended April 30, 2006.

PERFORMANCE OVERVIEW

Franklin Blue Chip Fund - Class A posted a +13.31% cumulative total return for the year under review. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which posted a +15.41% total return for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended April 30, 2006, the U.S. economy advanced at a modest pace. In fourth quarter 2005, gross domestic product growth slowed due to several factors including declines in vehicle sales and defense spending. Furthermore, slower export growth combined with greater demand for imported goods and materials fueled a widening trade deficit. Economic growth picked up again in first quarter 2006, driven by consumer, business and government spending.

The labor market firmed as employment increased in most states and the unemployment rate dropped from 5.1% to 4.7%. 2 Although labor costs increased during the reporting period, hiring rebounded in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential supply disruptions and

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                                               Annual Report | 3

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 4/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Finance                                           19.0%
Electronic Technology*                            15.2%
Producer Manufacturing                            10.4%
Health Technology*                                 9.4%
Energy Minerals                                    9.2%
Technology Services*                               4.9%
Retail Trade                                       4.2%
Consumer Services                                  4.0%
Process Industries                                 3.8%
Consumer Non-Durables                              3.6%
Non-Energy Minerals                                2.2%
Transportation                                     1.8%
Communications                                     1.8%
Utilities                                          1.7%
Health Services                                    1.6%
Consumer Durables                                  1.4%
Industrial Services                                1.4%
Distribution Services                              1.4%
Commercial Services                                1.1%
Short-Term Investments & Other Net Assets          1.9%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

strong growth in global demand, especially from China and India. Gasoline, medical and pharmacy costs climbed substantially. Consumer confidence and spending remained surprisingly strong but could weaken with the impact of higher prices and slowing home-price appreciation. The core Consumer Price Index (CPI) rose 2.3% for the 12 months ended April 30, 2006, which was higher than the 2.2% 10-year average. 3

The Federal Reserve Board (Fed) raised the federal funds target rate from 2.75% to 4.75% in eight quarter-point steps. The effects of the Fed's credit-tightening campaign cooled the housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens and historically high gas prices. When Fed Chairman Ben Bernanke indicated the Fed might pause its rate tightening at some future meeting, the stock market rallied.

In this environment, the blue chip stocks of the Dow Jones Industrial Average reached a six-year high in April and posted a 12-month total return of +14.17%. 4 The broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +15.41% and +21.89%. 5 Small company stocks outperformed their large-capitalization counterparts, and technology stocks saw their biggest resurgence since 2003. Energy and materials stocks also performed well.

INVESTMENT STRATEGY

Our investment process begins with company-specific research to identify the best investment opportunities for long-term growth. We examine high-quality companies and focus on those we believe have a sustainable competitive advantage, a strong financial record and a market capitalization of more than $1 billion. Our team of equity analysts looks for businesses with strong brands, experienced management teams, substantial research and development budgets, large and growing market shares, solid balance sheets, consistent earnings growth and sustainable competitive advantages. Finally, we assess industries and sectors that we believe offer attractive secular trends or favorable risk-reward profiles before determining final investment weightings or decisions.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

5. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


4 | Annual Report

MANAGER'S DISCUSSION

Overall, the past year was a challenging investment environment for large capitalization, blue chip companies. The S&P 100, which measures highly capitalized stocks' performance, posted a total return of +10.14% for the year ended April 30, 2006, while the broader S&P 500 returned +15.41%. 6

For the year under review, Fund performance relative to the S&P 500 benefited from our sector allocation process. For example, our overweighted positions in the retail trade, producer manufacturing and energy minerals sectors boosted relative Fund performance. We also benefited from an underweighted position in health technology during the period. The Fund's underweighted positions in finance and industrial services detracted from performance. On a selection basis, our stock selection in the health technology, retail trade and producer manufacturing sectors helped relative Fund returns. Our finance, electronic technology and utilities holdings hampered Fund performance.

Peabody Energy, Best Buy and Mettler-Toledo International contributed the most to Fund performance over the fiscal year. Peabody Energy is a leading domestic coal producer that delivered strong earnings growth due to high energy prices and healthy demand. Consumer electronics retailer Best Buy continued to benefit from its Geek Squad and Customer Centricity initiatives as well as strong sales in flat screen televisions and personal audio equipment. Mettler-Toledo, the world's leading manufacturer of precision instruments used in laboratory, industrial and food retailing applications, delivered accelerating sales and solid earnings growth during the past few quarters, particularly in China.

6. Source: Standard & Poor's Micropal. The S&P 100 is market capitalization weighted and measures performance of 100 large-cap companies in the S&P 500. See footnote 1 for a description of the S&P 500.

TOP 10 HOLDINGS
4/30/06

-------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
-------------------------------------------------------------------------------
Exxon Mobil Corp.                                                          3.5%
 ENERGY MINERALS
-------------------------------------------------------------------------------
Citigroup Inc.                                                             3.2%
 FINANCE
-------------------------------------------------------------------------------
General Electric Co.                                                       3.1%
 PRODUCER MANUFACTURING
-------------------------------------------------------------------------------
Freddie Mac                                                                3.0%
 FINANCE
-------------------------------------------------------------------------------
Bank of America Corp.                                                      2.6%
 FINANCE
-------------------------------------------------------------------------------
Mettler-Toledo International Inc.                                          2.5%
 PRODUCER MANUFACTURING
-------------------------------------------------------------------------------
Johnson & Johnson                                                          2.4%
 HEALTH TECHNOLOGY
-------------------------------------------------------------------------------
Pfizer Inc.                                                                2.4%
 HEALTH TECHNOLOGY
-------------------------------------------------------------------------------
Wal-Mart Stores Inc.                                                       2.3%
 RETAIL TRADE
-------------------------------------------------------------------------------
Wells Fargo & Co.                                                          2.2%
 FINANCE
-------------------------------------------------------------------------------


                                                               Annual Report | 5

Dell, Johnson & Johnson, and Intel detracted most from Fund performance during the period under review. Computer hardware company Dell missed sales growth targets, while competitor Hewlett-Packard cut costs and improved sales. Diversified health care leader Johnson & Johnson failed to acquire Guidant in a bid against Boston Scientific, resulting in increased concerns over Johnson & Johnson's future growth in a challenging pharmaceutical environment. Semiconductor leader Intel also had disappointing results as it lost market share to competitor Advanced Micro Devices, significantly missed earnings estimates in fourth quarter 2005 and lowered future earnings expectations.

We continue to maintain our disciplined investment strategy of building a broadly diversified portfolio of companies that are currently market leaders in their industries or companies that we believe have the potential to become market leaders in their industries. Many of these companies have underper-formed the broader market over the past several years despite strong, stable earnings growth. We are encouraged by the opportunity to make long-term investments in what we believe are powerful franchises with strong competitive advantages, large research and development efforts, and huge economies of scale at relatively attractive valuations.

Thank you for your continued participation in Franklin Blue Chip Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]      /s/ Alyssa C. Rieder

                     Alyssa C. Rieder, CFA
                     Portfolio Manager
                     Franklin Blue Chip Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report

Performance Summary as of 4/30/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------
CLASS A (SYMBOL: FKBCX)                  CHANGE    4/30/06    4/30/05
-----------------------------------------------------------------------
Net Asset Value (NAV)                    +$1.73     $15.68     $13.95
-----------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-4/30/06)
-----------------------------------------------------------------------
Dividend Income                  $0.1242
-----------------------------------------------------------------------
CLASS B (SYMBOL: FKBBX)                  CHANGE    4/30/06    4/30/05
-----------------------------------------------------------------------
Net Asset Value (NAV)                    +$1.67     $15.16     $13.49
-----------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-4/30/06)
-----------------------------------------------------------------------
Dividend Income                  $0.0076
-----------------------------------------------------------------------
CLASS C (SYMBOL: FBCCX)                  CHANGE    4/30/06    4/30/05
-----------------------------------------------------------------------
Net Asset Value (NAV)                    +$1.68     $15.21     $13.53
-----------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-4/30/06)
-----------------------------------------------------------------------
Dividend Income                  $0.0111
-----------------------------------------------------------------------
CLASS R (SYMBOL: FBCRX)                  CHANGE    4/30/06    4/30/05
-----------------------------------------------------------------------
Net Asset Value (NAV)                    +$1.72     $15.60     $13.88
-----------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-4/30/06)
-----------------------------------------------------------------------
Dividend Income                 $0.0866
-----------------------------------------------------------------------

                                                               Annual Report | 7

PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
                                                                       INCEPTION
CLASS A                                           1-YEAR      5-YEAR    (6/3/96)
--------------------------------------------------------------------------------
Cumulative Total Return 2                        +13.31%      +6.87%     +73.14%
--------------------------------------------------------------------------------
Average Annual Total Return 3                     +6.80%      +0.15%      +5.06%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4                    $10,680     $10,074     $16,318
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 5                +3.07%      +1.40%      +4.96%
--------------------------------------------------------------------------------
                                                                       INCEPTION
CLASS B                                           1-YEAR      5-YEAR    (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return 2                        +12.44%      +3.25%      -4.48%
--------------------------------------------------------------------------------
Average Annual Total Return 3                     +8.44%      +0.25%      -0.73%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4                    $10,844     $10,125      $9,552
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 5                +4.54%      +1.55%      -0.96%
--------------------------------------------------------------------------------
                                                                       INCEPTION
CLASS C                                           1-YEAR      5-YEAR    (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return 2                        +12.50%      +3.27%      -4.14%
--------------------------------------------------------------------------------
Average Annual Total Return 3                    +11.50%      +0.64%      -0.68%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4                    $11,150     $10,327      $9,586
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 5                +7.61%      +1.93%      -0.90%
--------------------------------------------------------------------------------
                                                                       INCEPTION
CLASS R                                           1-YEAR      3-YEAR    (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 2                        +13.03%     +40.70%     +14.10%
--------------------------------------------------------------------------------
Average Annual Total Return 3                    +12.03%     +12.06%      +3.10%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4                    $11,203     $14,070     $11,410
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 5                +8.15%     +14.43%      +2.83%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (6/3/96-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                      FRANKLIN BLUE
                                       CHIP FUND --
                  DATE                   CLASS A          S&P 500 INDEX 6
-------------------------------------------------------------------------------
                6/3/1996                  $9,425             $10,000
               6/30/1996                  $9,548             $10,038
               7/31/1996                  $9,274              $9,595
               8/31/1996                  $9,359              $9,798
               9/30/1996                  $9,651             $10,349
              10/31/1996                  $9,651             $10,634
              11/30/1996                 $10,028             $11,437
              12/31/1996                  $9,955             $11,210
               1/31/1997                 $10,126             $11,910
               2/28/1997                 $10,182             $12,004
               3/31/1997                 $10,021             $11,512
               4/30/1997                 $10,287             $12,198
               5/31/1997                 $10,969             $12,940
               6/30/1997                 $11,358             $13,520
               7/31/1997                 $11,823             $14,595
               8/31/1997                 $10,884             $13,778
               9/30/1997                 $11,358             $14,532
              10/31/1997                 $10,438             $14,047
              11/30/1997                 $10,543             $14,697
              12/31/1997                 $10,696             $14,949
               1/31/1998                 $10,802             $15,114
               2/28/1998                 $11,446             $16,204
               3/31/1998                 $11,763             $17,033
               4/30/1998                 $11,974             $17,204
               5/31/1998                 $11,696             $16,909
               6/30/1998                 $11,955             $17,595
               7/31/1998                 $11,946             $17,408
               8/31/1998                 $10,235             $14,894
               9/30/1998                 $10,658             $15,848
              10/31/1998                 $11,648             $17,136
              11/30/1998                 $12,272             $18,174
              12/31/1998                 $12,647             $19,221
               1/31/1999                 $13,053             $20,024
               2/28/1999                 $12,917             $19,402
               3/31/1999                 $13,487             $20,178
               4/30/1999                 $13,912             $20,960
               5/31/1999                 $13,506             $20,465
               6/30/1999                 $14,298             $21,600
               7/31/1999                 $14,163             $20,927
               8/31/1999                 $14,327             $20,823
               9/30/1999                 $14,114             $20,253
              10/31/1999                 $14,954             $21,534
              11/30/1999                 $15,582             $21,972
              12/31/1999                 $17,026             $23,265
               1/31/2000                 $16,359             $22,096
               2/29/2000                 $16,707             $21,678
               3/31/2000                 $18,219             $23,798
               4/30/2000                 $17,801             $23,082
               5/31/2000                 $17,413             $22,610
               6/30/2000                 $17,752             $23,167
               7/31/2000                 $17,493             $22,805
               8/31/2000                 $18,667             $24,221
               9/30/2000                 $18,139             $22,943
              10/31/2000                 $17,762             $22,845
              11/30/2000                 $16,061             $21,046
              12/31/2000                 $16,280             $21,149
               1/31/2001                 $16,807             $21,899
               2/28/2001                 $15,311             $19,903
               3/31/2001                 $14,145             $18,643
               4/30/2001                 $15,269             $20,091
               5/31/2001                 $15,476             $20,225
               6/30/2001                 $15,022             $19,733
               7/31/2001                 $14,836             $19,539
               8/31/2001                 $13,846             $18,317
               9/30/2001                 $12,618             $16,838
              10/31/2001                 $12,814             $17,159
              11/30/2001                 $13,918             $18,475
              12/31/2001                 $14,155             $18,637
               1/31/2002                 $13,856             $18,365
               2/28/2002                 $13,629             $18,011
               3/31/2002                 $14,299             $18,689
               4/30/2002                 $13,464             $17,556
               5/31/2002                 $13,340             $17,427
               6/30/2002                 $12,308             $16,186
               7/31/2002                 $11,225             $14,925
               8/31/2002                 $11,390             $15,023
               9/30/2002                 $10,307             $13,391
              10/31/2002                 $10,998             $14,569
              11/30/2002                 $11,689             $15,426
              12/31/2002                 $10,967             $14,520
               1/31/2003                 $10,709             $14,140
               2/28/2003                 $10,616             $13,928
               3/31/2003                 $10,678             $14,062
               4/30/2003                 $11,524             $15,220
               5/31/2003                 $12,174             $16,021
               6/30/2003                 $12,267             $16,226
               7/31/2003                 $12,401             $16,512
               8/31/2003                 $12,711             $16,834
               9/30/2003                 $12,638             $16,656
              10/31/2003                 $13,247             $17,597
              11/30/2003                 $13,381             $17,752
              12/31/2003                 $13,938             $18,682
               1/31/2004                 $14,227             $19,025
               2/29/2004                 $14,475             $19,289
               3/31/2004                 $14,299             $18,998
               4/30/2004                 $14,062             $18,701
               5/31/2004                 $14,165             $18,957
               6/30/2004                 $14,330             $19,325
               7/31/2004                 $13,846             $18,686
               8/31/2004                 $13,887             $18,761
               9/30/2004                 $14,021             $18,964
              10/31/2004                 $14,031             $19,254
              11/30/2004                 $14,630             $20,032
              12/31/2004                 $15,114             $20,714
               1/31/2005                 $14,763             $20,209
               2/28/2005                 $14,990             $20,634
               3/31/2005                 $14,711             $20,269
               4/30/2005                 $14,402             $19,885
               5/31/2005                 $14,897             $20,517
               6/30/2005                 $14,990             $20,546
               7/31/2005                 $15,496             $21,310
               8/31/2005                 $15,289             $21,116
               9/30/2005                 $15,269             $21,287
              10/31/2005                 $15,135             $20,931
              11/30/2005                 $15,754             $21,722
              12/31/2005                 $15,694             $21,730
               1/31/2006                 $15,933             $22,306
               2/28/2006                 $15,944             $22,366
               3/31/2006                 $16,090             $22,644
               4/30/2006                 $16,318             $22,948

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
 CLASS A                       4/30/06
--------------------------------------
 1-Year                         +6.80%
--------------------------------------
 5-Year                         +0.15%
--------------------------------------
 Since Inception (6/23/99)      +5.06%
--------------------------------------

CLASS B (2/1/00-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                              FRANKLIN BLUE
                                CHIP FUND --
          DATE                    CLASS B          S&P 500 INDEX 6
-------------------------------------------------------------------------------
         2/1/2000                 $10,000               $10,000
        2/29/2000                 $10,207                $9,811
        3/31/2000                 $11,119               $10,770
        4/30/2000                 $10,863               $10,446
        5/31/2000                 $10,614               $10,232
        6/30/2000                 $10,815               $10,485
        7/31/2000                 $10,650               $10,321
        8/31/2000                 $11,356               $10,962
        9/30/2000                 $11,033               $10,383
       10/31/2000                 $10,796               $10,339
       11/30/2000                  $9,757                $9,524
       12/31/2000                  $9,887                $9,571
        1/31/2001                 $10,195                $9,911
        2/28/2001                  $9,282                $9,008
        3/31/2001                  $8,571                $8,437
        4/30/2001                  $9,251                $9,092
        5/31/2001                  $9,370                $9,153
        6/30/2001                  $9,087                $8,931
        7/31/2001                  $8,974                $8,843
        8/31/2001                  $8,369                $8,290
        9/30/2001                  $7,620                $7,620
       10/31/2001                  $7,733                $7,766
       11/30/2001                  $8,401                $8,361
       12/31/2001                  $8,539                $8,435
        1/31/2002                  $8,350                $8,312
        2/28/2002                  $8,205                $8,151
        3/31/2002                  $8,608                $8,458
        4/30/2002                  $8,105                $7,945
        5/31/2002                  $8,023                $7,887
        6/30/2002                  $7,399                $7,325
        7/31/2002                  $6,744                $6,754
        8/31/2002                  $6,839                $6,799
        9/30/2002                  $6,184                $6,060
       10/31/2002                  $6,600                $6,593
       11/30/2002                  $7,009                $6,981
       12/31/2002                  $6,568                $6,571
        1/31/2003                  $6,417                $6,399
        2/28/2003                  $6,354                $6,303
        3/31/2003                  $6,385                $6,364
        4/30/2003                  $6,889                $6,888
        5/31/2003                  $7,273                $7,251
        6/30/2003                  $7,324                $7,343
        7/31/2003                  $7,399                $7,473
        8/31/2003                  $7,582                $7,618
        9/30/2003                  $7,538                $7,538
       10/31/2003                  $7,897                $7,964
       11/30/2003                  $7,972                $8,034
       12/31/2003                  $8,294                $8,455
        1/31/2004                  $8,457                $8,610
        2/29/2004                  $8,602                $8,730
        3/31/2004                  $8,495                $8,598
        4/30/2004                  $8,350                $8,463
        5/31/2004                  $8,407                $8,579
        6/30/2004                  $8,501                $8,746
        7/31/2004                  $8,205                $8,456
        8/31/2004                  $8,231                $8,490
        9/30/2004                  $8,306                $8,582
       10/31/2004                  $8,300                $8,713
       11/30/2004                  $8,653                $9,066
       12/31/2004                  $8,936                $9,374
        1/31/2005                  $8,722                $9,146
        2/28/2005                  $8,848                $9,338
        3/31/2005                  $8,684                $9,173
        4/30/2005                  $8,495                $8,999
        5/31/2005                  $8,778                $9,285
        6/30/2005                  $8,829                $9,298
        7/31/2005                  $9,125                $9,644
        8/31/2005                  $8,993                $9,556
        9/30/2005                  $8,974                $9,634
       10/31/2005                  $8,892                $9,473
       11/30/2005                  $9,251                $9,831
       12/31/2005                  $9,205                $9,834
        1/31/2006                  $9,344               $10,095
        2/28/2006                  $9,344               $10,122
        3/31/2006                  $9,426               $10,248
        4/30/2006                  $9,552               $10,385


AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
CLASS B                        4/30/06
--------------------------------------
1-Year                          +8.44%
--------------------------------------
5-Year                          +0.25%
--------------------------------------
Since Inception (2/1/00)        -0.73%
--------------------------------------


                                                               Annual Report | 9

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
 CLASS C                          4/30/06
-----------------------------------------
 1-Year                           +11.50%
-----------------------------------------
 5-Year                            +0.64%
-----------------------------------------
 Since Inception (2/1/00)          -0.68%
-----------------------------------------

CLASS C (2/1/00-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                FRANKLIN BLUE
                                  CHIP FUND --
             DATE                   CLASS C         S&P 500 INDEX 6
-------------------------------------------------------------------------------
            2/1/2000                $10,000             $10,000
           2/29/2000                $10,207              $9,811
           3/31/2000                $11,125             $10,770
           4/30/2000                $10,888             $10,446
           5/31/2000                $10,644             $10,232
           6/30/2000                $10,845             $10,485
           7/31/2000                $10,681             $10,321
           8/31/2000                $11,392             $10,962
           9/30/2000                $11,070             $10,383
          10/31/2000                $10,833             $10,339
          11/30/2000                 $9,781              $9,524
          12/31/2000                 $9,918              $9,571
           1/31/2001                $10,227              $9,911
           2/28/2001                 $9,314              $9,008
           3/31/2001                 $8,596              $8,437
           4/30/2001                 $9,282              $9,092
           5/31/2001                 $9,402              $9,153
           6/30/2001                 $9,119              $8,931
           7/31/2001                 $8,999              $8,843
           8/31/2001                 $8,401              $8,290
           9/30/2001                 $7,645              $7,620
          10/31/2001                 $7,758              $7,766
          11/30/2001                 $8,426              $8,361
          12/31/2001                 $8,565              $8,435
           1/31/2002                 $8,376              $8,312
           2/28/2002                 $8,237              $8,151
           3/31/2002                 $8,634              $8,458
           4/30/2002                 $8,130              $7,945
           5/31/2002                 $8,048              $7,887
           6/30/2002                 $7,425              $7,325
           7/31/2002                 $6,763              $6,754
           8/31/2002                 $6,858              $6,799
           9/30/2002                 $6,203              $6,060
          10/31/2002                 $6,619              $6,593
          11/30/2002                 $7,028              $6,981
          12/31/2002                 $6,587              $6,571
           1/31/2003                 $6,436              $6,399
           2/28/2003                 $6,373              $6,303
           3/31/2003                 $6,411              $6,364
           4/30/2003                 $6,915              $6,888
           5/31/2003                 $7,299              $7,251
           6/30/2003                 $7,349              $7,343
           7/31/2003                 $7,425              $7,473
           8/31/2003                 $7,607              $7,618
           9/30/2003                 $7,563              $7,538
          10/31/2003                 $7,922              $7,964
          11/30/2003                 $7,998              $8,034
          12/31/2003                 $8,319              $8,455
           1/31/2004                 $8,489              $8,610
           2/29/2004                 $8,627              $8,730
           3/31/2004                 $8,527              $8,598
           4/30/2004                 $8,376              $8,463
           5/31/2004                 $8,432              $8,579
           6/30/2004                 $8,527              $8,746
           7/31/2004                 $8,231              $8,456
           8/31/2004                 $8,256              $8,490
           9/30/2004                 $8,332              $8,582
          10/31/2004                 $8,325              $8,713
          11/30/2004                 $8,678              $9,066
          12/31/2004                 $8,961              $9,374
           1/31/2005                 $8,753              $9,146
           2/28/2005                 $8,873              $9,338
           3/31/2005                 $8,709              $9,173
           4/30/2005                 $8,520              $8,999
           5/31/2005                 $8,804              $9,285
           6/30/2005                 $8,854              $9,298
           7/31/2005                 $9,150              $9,644
           8/31/2005                 $9,018              $9,556
           9/30/2005                 $9,005              $9,634
          10/31/2005                 $8,917              $9,473
          11/30/2005                 $9,276              $9,831
          12/31/2005                 $9,233              $9,834
           1/31/2006                 $9,371             $10,095
           2/28/2006                 $9,378             $10,122
           3/31/2006                 $9,459             $10,248
           4/30/2006                 $9,586             $10,385

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
 CLASS R                           4/30/06
------------------------------------------
 1-Year                            +12.03%
------------------------------------------
 3-Year                            +12.06%
------------------------------------------
 Since Inception (1/1/02)           +3.10%
------------------------------------------

CLASS R (1/1/02-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                FRANKLIN BLUE
                                  CHIP FUND --
             DATE                   CLASS R           S&P 500 INDEX 6
-------------------------------------------------------------------------------
           1/1/2002                 $10,000              $10,000
          1/31/2002                  $9,767               $9,854
          2/28/2002                  $9,606               $9,664
          3/31/2002                 $10,072              $10,028
          4/30/2002                  $9,483               $9,420
          5/31/2002                  $9,396               $9,351
          6/30/2002                  $8,668               $8,685
          7/31/2002                  $7,905               $8,008
          8/31/2002                  $8,021               $8,061
          9/30/2002                  $7,258               $7,185
         10/31/2002                  $7,745               $7,817
         11/30/2002                  $8,232               $8,277
         12/31/2002                  $7,716               $7,791
          1/31/2003                  $7,541               $7,587
          2/28/2003                  $7,476               $7,473
          3/31/2003                  $7,512               $7,545
          4/30/2003                  $8,109               $8,167
          5/31/2003                  $8,567               $8,596
          6/30/2003                  $8,625               $8,706
          7/31/2003                  $8,719               $8,860
          8/31/2003                  $8,938               $9,032
          9/30/2003                  $8,887               $8,937
         10/31/2003                  $9,316               $9,442
         11/30/2003                  $9,410               $9,525
         12/31/2003                  $9,796              $10,024
          1/31/2004                  $9,991              $10,208
          2/29/2004                 $10,166              $10,350
          3/31/2004                 $10,043              $10,194
          4/30/2004                  $9,876              $10,034
          5/31/2004                  $9,941              $10,171
          6/30/2004                 $10,057              $10,369
          7/31/2004                  $9,716              $10,026
          8/31/2004                  $9,745              $10,066
          9/30/2004                  $9,839              $10,175
         10/31/2004                  $9,839              $10,331
         11/30/2004                 $10,261              $10,749
         12/31/2004                 $10,603              $11,114
          1/31/2005                 $10,356              $10,843
          2/28/2005                 $10,508              $11,071
          3/31/2005                 $10,312              $10,876
          4/30/2005                 $10,094              $10,669
          5/31/2005                 $10,435              $11,009
          6/30/2005                 $10,501              $11,024
          7/31/2005                 $10,858              $11,434
          8/31/2005                 $10,705              $11,330
          9/30/2005                 $10,690              $11,422
         10/31/2005                 $10,595              $11,231
         11/30/2005                 $11,024              $11,655
         12/31/2005                 $10,977              $11,660
          1/31/2006                 $11,146              $11,968
          2/28/2006                 $11,153              $12,001
          3/31/2006                 $11,256              $12,150
          4/30/2006                 $11,410              $12,313


10 | Annual Report

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN ONE OF THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. The Fund's manager and administrator have agreed in advance to waive a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's total return would have been lower. The manager and administrator may end this agreement at any time, upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                                                              Annual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT  ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                      VALUE 11/1/05    VALUE 4/30/06     PERIOD* 11/1/05-4/30/06
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000         $1,078.20                 $5.20
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000         $1,019.79                 $5.06
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000         $1,074.20                 $8.95
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000         $1,016.17                 $8.70
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000         $1,075.00                 $8.95
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000         $1,016.17                 $8.70
--------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000         $1,076.80                 $6.44
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000         $1,018.60                 $6.26
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, for each class (A: 1.01%; B: 1.74%; C: 1.74%; and R: 1.25%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                                              Annual Report | 13

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN BLUE CHIP FUND

                                                    ------------------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
CLASS A                                                 2006         2005         2004         2003         2002
                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $  13.95     $  13.63     $  11.17     $  13.05     $  14.80
                                                    ------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a .................       0.12         0.07        (0.02)       (0.02)          -- c

 Net realized and unrealized gains (losses) .....       1.73         0.26         2.48        (1.86)       (1.75)
                                                    ------------------------------------------------------------
Total from investment operations ................       1.85         0.33         2.46        (1.88)       (1.75)
                                                    ------------------------------------------------------------
Less distributions from net investment income ...      (0.12)       (0.01)          --           --           --
                                                    ------------------------------------------------------------
Redemption fees .................................         -- c         -- c         --           --           --
                                                    ------------------------------------------------------------
Net asset value, end of year ....................   $  15.68     $  13.95     $  13.63     $  11.17     $  13.05
                                                    ============================================================

Total return b ..................................      13.31%        2.41%       22.02%      (14.41)%     (11.82)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $160,511     $156,246     $181,987     $137,174     $146,365

Ratios to average net assets:

 Expenses before waiver and payments by affiliate       1.34%        1.38%        1.41%        1.51%        1.44%

 Expenses net of waiver and payments by affiliate       0.99% d      1.22% d      1.41%        1.51%        1.38%

 Net investment income (loss) ...................       0.79%        0.48%       (0.12)%      (0.20)%       0.02%

Portfolio turnover rate .........................      28.80%       28.42%       55.81%       48.47%       54.85%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


14 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND (CONTINUED)

                                                    ------------------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
CLASS B                                                 2006         2005         2004         2003         2002
                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $  13.49     $  13.26     $  10.94     $  12.87     $  14.69
                                                    ------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a .................       0.01        (0.03)       (0.10)       (0.09)       (0.09)

 Net realized and unrealized gains (losses) .....       1.67         0.26         2.42        (1.84)       (1.73)
                                                    ------------------------------------------------------------
Total from investment operations ................       1.68         0.23         2.32        (1.93)       (1.82)
                                                    ------------------------------------------------------------
Less distributions from net investment income ...      (0.01)          --           --           --           --
                                                    ------------------------------------------------------------
Redemption fees .................................         -- c         -- c         --           --           --
                                                    ------------------------------------------------------------
Net asset value, end of year ....................   $  15.16     $  13.49     $  13.26     $  10.94     $  12.87
                                                    ============================================================

Total return b ..................................      12.44%        1.73%       21.21%      (15.00)%     (12.39)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $ 20,688     $ 23,116     $ 24,211     $ 15,182     $ 13,979

Ratios to average net assets:

 Expenses before waiver and payments by affiliate       2.09%        2.07%        2.10%        2.15%        2.09%

 Expenses net of waiver and payments by affiliate       1.74% d      1.91% d      2.10%        2.15%        2.03%

 Net investment income (loss) ...................       0.04%       (0.21)%      (0.81)%      (0.84)%      (0.67)%

Portfolio turnover rate .........................      28.80%       28.42%       55.81%       48.47%       54.85%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.

                         Annual Report | See notes to financial statements. | 15

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND (CONTINUED)

                                                    ------------------------------------------------------------
                                                                         YEAR ENDED APRIL 30,
CLASS C                                                 2006         2005         2004         2003         2002
                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $  13.53     $  13.30     $  10.98     $  12.91     $  14.74
                                                    ------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a .................       0.01        (0.03)       (0.10)       (0.09)       (0.09)

 Net realized and unrealized gains (losses) .....       1.68         0.26         2.42        (1.84)       (1.74)
                                                    ------------------------------------------------------------
Total from investment operations ................       1.69         0.23         2.32        (1.93)       (1.83)
                                                    ------------------------------------------------------------
Less distributions from net investment income ...      (0.01)          --           --           --           --
                                                    ------------------------------------------------------------
Redemption fees .................................         -- c         -- c         --           --           --
                                                    ------------------------------------------------------------
Net asset value, end of year ....................   $  15.21     $  13.53     $  13.30     $  10.98     $  12.91
                                                    ============================================================

Total return b ..................................      12.50%        1.73%       21.13%      (14.95)%     (12.42)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $ 33,687     $ 34,799     $ 39,348     $ 27,270     $ 27,685

Ratios to average net assets:

 Expenses before waiver and payments by affiliate       2.09%        2.08%        2.10%        2.16%        2.09%

 Expenses net of waiver and payments by affiliate       1.74% d      1.92% d      2.10%        2.16%        2.03%

 Net investment income (loss) ...................       0.04%       (0.22)%      (0.81)%      (0.85)%      (0.68)%

Portfolio turnover rate .........................      28.80%       28.42%       55.81%       48.47%       54.85%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


16 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND (CONTINUED)

                                                    ------------------------------------------------------------
                                                                         YEAR ENDED APRIL 30,
CLASS R                                                 2006         2005         2004         2003       2002 e
                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $  13.88     $  13.58     $  11.15     $  13.04     $  13.75
                                                    ------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a .................       0.08         0.04        (0.04)       (0.04)       (0.04)

 Net realized and unrealized gains (losses) .....       1.73         0.26         2.47        (1.85)       (0.67)
                                                    ------------------------------------------------------------
Total from investment operations ................       1.81         0.30         2.43        (1.89)       (0.71)
                                                    ------------------------------------------------------------
Less distributions from net investment income ...      (0.09)          --           --           --           --
                                                    ------------------------------------------------------------
Redemption fees .................................         -- c         -- c         --           --           --
                                                    ------------------------------------------------------------
Net asset value, end of year ....................   $  15.60     $  13.88     $  13.58     $  11.15     $  13.04
                                                    ============================================================

Total return b ..................................      13.03%        2.21%       21.79%      (14.49)%      (5.16)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $  5,798     $  5,990     $  6,130     $  2,749     $    209

Ratios to average net assets:

 Expenses before waiver and payments by affiliate       1.60%        1.58%        1.60%        1.66%       1.56% f

 Expenses net of waiver and payments by affiliate       1.25% d      1.42% d      1.60%        1.66%       1.56% f

 Net investment income (loss) ...................       0.53%        0.28%       (0.31)%      (0.35)%     (0.84)% f

Portfolio turnover rate .........................      28.80%       28.42%       55.81%       48.47%       54.85%

a Based on average of daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.

e For the period January 1, 2002 (effective date) to April 30, 2002.

f Annualized.


                         Annual Report | See notes to financial statements. | 17

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2006

-----------------------------------------------------------------------------
  FRANKLIN BLUE CHIP FUND                 COUNTRY       SHARES       VALUE
-----------------------------------------------------------------------------
  COMMON STOCKS 98.1%
  COMMERCIAL SERVICES 1.1%
  Moody's Corp. ....................   United States     39,000   $ 2,418,390
                                                                  -----------
  COMMUNICATIONS 1.8%
a American Tower Corp., A ..........   United States    115,000     3,926,100
                                                                  -----------
  CONSUMER DURABLES 1.4%
  D.R. Horton Inc. .................   United States    105,000     3,152,100
                                                                  -----------
  CONSUMER NON-DURABLES 3.6%
  Altria Group Inc. ................   United States     50,000     3,658,000
  The Procter & Gamble Co. .........   United States     75,000     4,365,750
                                                                  -----------
                                                                    8,023,750
                                                                  -----------
  CONSUMER SERVICES 4.0%
  International Game Technology ....   United States     50,000     1,896,500
a Univision Communications Inc., A .   United States     90,000     3,212,100
  The Walt Disney Co. ..............   United States    130,000     3,634,800
                                                                  -----------
                                                                    8,743,400
                                                                  -----------
  DISTRIBUTION SERVICES 1.4%
  Cardinal Health Inc. .............   United States     45,000     3,030,750
                                                                  -----------
  ELECTRONIC TECHNOLOGY 15.2%
a Altera Corp. .....................   United States     60,000     1,310,400
a Apple Computer Inc. ..............   United States     35,000     2,463,650
  Applied Materials Inc. ...........   United States     90,000     1,615,500
  The Boeing Co. ...................   United States     50,000     4,172,500
a Cisco Systems Inc. ...............   United States    200,000     4,190,000
a Dell Inc. ........................   United States    100,000     2,620,000
a EMC Corp. ........................   United States    120,000     1,621,200
  Intel Corp. ......................   United States    160,000     3,196,800
  KLA-Tencor Corp. .................   United States     35,000     1,685,600
  Linear Technology Corp. ..........   United States     45,000     1,597,500
a Logitech International SA, ADR ...    Switzerland      70,000     2,891,000
  Nokia Corp., ADR .................      Finland        65,000     1,472,900
  QUALCOMM Inc. ....................   United States     90,000     4,620,600
                                                                  -----------
                                                                   33,457,650
                                                                  -----------
  ENERGY MINERALS 9.2%
  BP PLC, ADR ......................   United Kingdom    60,000     4,423,200
  ConocoPhillips ...................   United States     40,000     2,676,000
  Devon Energy Corp. ...............   United States     50,000     3,005,500
  Exxon Mobil Corp. ................   United States    122,000     7,695,760
  Peabody Energy Corp. .............   United States     40,000     2,554,400
                                                                  -----------
                                                                   20,354,860
                                                                  -----------
  FINANCE 19.0%
  AFLAC Inc. .......................   United States     60,000     2,852,400
  American International Group Inc.    United States     35,000     2,283,750
  Bank of America Corp. ............   United States    115,000     5,740,800
  Capital One Financial Corp. ......   United States     30,000     2,599,200
  Citigroup Inc. ...................   United States    140,000     6,993,000


18 | Annual Report

Franklin Strategic Series

---------------------------------------------------------------------------------
  FRANKLIN BLUE CHIP FUND                     COUNTRY        SHARES      VALUE
---------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  FINANCE (CONTINUED)
  Countrywide Financial Corp. ..........   United States     65,000   $ 2,642,900
  Fifth Third Bancorp ..................   United States     95,000     3,839,900
  Freddie Mac ..........................   United States    109,000     6,655,540
  The Goldman Sachs Group Inc. .........   United States     10,000     1,602,900
  Marsh & McLennan Cos. Inc. ...........   United States     60,000     1,840,200
  Wells Fargo & Co. ....................   United States     70,000     4,808,300
                                                                      -----------
                                                                       41,858,890
                                                                      -----------
  HEALTH SERVICES 1.6%
  Caremark Rx Inc. .....................   United States     80,000     3,644,000
                                                                      -----------
  HEALTH TECHNOLOGY 9.4%
a Boston Scientific Corp. ..............   United States     80,000     1,859,200
a Celgene Corp. ........................   United States     60,000     2,529,600
a Genentech Inc. .......................   United States     12,000       956,520
  Johnson & Johnson ....................   United States     90,000     5,274,900
  Medtronic Inc. .......................   United States     60,000     3,007,200
  Merck & Co. Inc. .....................   United States     55,000     1,893,100
  Pfizer Inc. ..........................   United States    205,000     5,192,650
                                                                      -----------
                                                                       20,713,170
                                                                      -----------
  INDUSTRIAL SERVICES 1.4%
  GlobalSantaFe Corp. ..................   Cayman Islands    50,000     3,060,500
                                                                      -----------
  NON-ENERGY MINERALS 2.2%
  Alcoa Inc. ...........................   United States     85,000     2,871,300
  Freeport-McMoRan Copper & Gold Inc., B   United States     30,000     1,937,400
                                                                      -----------
                                                                        4,808,700
                                                                      -----------
  PROCESS INDUSTRIES 3.8%
  Bunge Ltd. ...........................   United States     87,000     4,641,450
  The Scotts Miracle-Gro Co., A ........   United States     85,000     3,762,100
                                                                      -----------
                                                                        8,403,550
                                                                      -----------
  PRODUCER MANUFACTURING 10.4%
  3M Co. ...............................   United States     45,000     3,844,350
  General Electric Co. .................   United States    200,000     6,918,000
  Johnson Controls Inc. ................   United States     35,000     2,854,250
a Mettler-Toledo International Inc. ....    Switzerland      85,000     5,508,000
  United Technologies Corp. ............   United States     60,000     3,768,600
                                                                      -----------
                                                                       22,893,200
                                                                      -----------
  RETAIL TRADE 4.2%
  The Home Depot Inc. ..................   United States     70,000     2,795,100
a Kohl's Corp. .........................   United States     25,000     1,396,000
  Wal-Mart Stores Inc. .................   United States    115,000     5,178,450
                                                                      -----------
                                                                        9,369,550
                                                                      -----------


                                                              Annual Report | 19

Franklin Strategic Series

--------------------------------------------------------------------------------------------------------------------
  FRANKLIN BLUE CHIP FUND                                                    COUNTRY           SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  TECHNOLOGY SERVICES 4.9%
  International Business Machines Corp. ...............................   United States         20,000  $  1,646,800
  Microsoft Corp. .....................................................   United States        190,000     4,588,500
  Paychex Inc. ........................................................   United States         55,000     2,221,450
a Yahoo! Inc. .........................................................   United States         70,000     2,294,600
                                                                                                        ------------
                                                                                                          10,751,350
                                                                                                        ------------
  TRANSPORTATION 1.8%
  FedEx Corp. .........................................................   United States         35,000     4,029,550
                                                                                                        ------------
  UTILITIES 1.7%
  Entergy Corp. .......................................................   United States         55,000     3,846,700
                                                                                                        ------------
  TOTAL COMMON STOCKS (COST $179,561,586) .............................                                  216,486,160
                                                                                                        ------------
  SHORT TERM INVESTMENT (COST $755,402) 0.3%
  MONEY MARKET FUND 0.3%
 b Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50%   United States        755,402       755,402
                                                                                                        ------------
  TOTAL INVESTMENTS (COST $180,316,988) 98.4% .........................                                  217,241,562
  OTHER ASSETS, LESS LIABILITIES 1.6% .................................                                    3,442,832
                                                                                                        ------------
  NET ASSETS 100.0% ...................................................                                 $220,684,394
                                                                                                        ============

SELECTED PORTFOLIO ABBREVIATION:

ADR - American Depository Receipt

a Non-income producing.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


20 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2006

                                                                -------------
                                                                  FRANKLIN
                                                                  BLUE CHIP
                                                                    FUND
                                                                -------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..............................    $ 179,561,586
  Cost - Sweep Money Fund (Note 7) .........................          755,402
                                                                -------------
  Total cost of investments ................................    $ 180,316,988
                                                                =============
  Value - Unaffiliated issuers .............................    $ 216,486,160
  Value - Sweep Money Fund (Note 7) ........................          755,402
                                                                -------------
  Total value of investments ...............................      217,241,562
 Receivables:
  Investment securities sold ...............................        7,828,574
  Capital shares sold ......................................          218,701
  Dividends ................................................          150,425
                                                                -------------
        Total assets .......................................      225,439,262
                                                                -------------
Liabilities:
 Payables:
  Investment securities purchased ..........................        3,947,637
  Capital shares redeemed ..................................          520,699
  Affiliates ...............................................          200,938
 Accrued expenses and other liabilities ....................           85,594
                                                                -------------
        Total liabilities ..................................        4,754,868
                                                                -------------
           Net assets, at value ............................    $ 220,684,394
                                                                =============
Net assets consist of:
 Paid-in capital ...........................................    $ 200,276,138
 Undistributed net investment income .......................          542,864
 Net unrealized appreciation (depreciation) ................       36,924,574
 Accumulated net realized gain (loss) ......................      (17,059,182)
                                                                -------------
           Net assets, at value ............................    $ 220,684,394
                                                                =============


Annual Report | See notes to financial statements. | 21

Franklin Strategic Series

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2006

                                                                         ------------
                                                                           FRANKLIN
                                                                          BLUE CHIP
                                                                             FUND
                                                                         ------------
CLASS A:
 Net assets, at value ................................................   $160,511,407
                                                                         ============
 Shares outstanding ..................................................     10,236,968
                                                                         ============
 Net asset value per sharea ..........................................   $      15.68
                                                                         ============
 Maximum offering price per share (net asset value per share / 94.25%)   $      16.64
                                                                         ============
CLASS B:
 Net assets, at value ................................................   $ 20,688,272
                                                                         ============
 Shares outstanding ..................................................      1,364,591
                                                                         ============
 Net asset value and maximum offering price per share a ..............   $      15.16
                                                                         ============
CLASS C:
 Net assets, at value ................................................   $ 33,687,124
                                                                         ============
 Shares outstanding ..................................................      2,215,312
                                                                         ============
 Net asset value and maximum offering price per share a ..............   $      15.21
                                                                         ============
CLASS R:
 Net assets, at value ................................................   $  5,797,591
                                                                         ============
 Shares outstanding ..................................................        371,629
                                                                         ============
 Net asset value and maximum offering price per share a ..............   $      15.60
                                                                         ============


a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


22 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENT OF OPERATIONS
for the year ended April 30, 2006

                                                                       ------------
                                                                         FRANKLIN
                                                                        BLUE CHIP
                                                                           FUND
                                                                       ------------
Investment income:
 Dividends:
  Unaffiliated issuers .............................................   $  3,768,073
  Sweep Money Fund (Note 7) ........................................        158,000
                                                                       ------------
        Total investment income ....................................      3,926,073
                                                                       ------------
Expenses:
 Management fees (Note 3a) .........................................      1,643,767
 Distribution fees: (Note 3c)
  Class A ..........................................................        388,421
  Class B ..........................................................        216,252
  Class C ..........................................................        337,119
  Class R ..........................................................         29,403
 Transfer agent fees (Note 3e) .....................................        615,651
 Custodian fees (Note 4) ...........................................          4,438
 Reports to shareholders ...........................................         81,469
 Registration and filing fees ......................................         50,595
 Professional fees .................................................         32,277
 Trustees' fees and expenses .......................................          2,300
 Other .............................................................          4,614
                                                                       ------------
        Total expenses .............................................      3,406,306
        Expense reductions (Note 4) ................................            (23)
        Expenses waived/paid by affiliates (Note 3) ................       (778,248)
                                                                       ------------
          Net expenses .............................................      2,628,035
                                                                       ------------
           Net investment income ...................................      1,298,038
                                                                       ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ......................................................      7,442,797
  Foreign currency transactions ....................................            210
                                                                       ------------
           Net realized gain (loss) ................................      7,443,007
                                                                       ------------
 Net change in unrealized appreciation (depreciation) on investments     18,516,245
                                                                       ------------
Net realized and unrealized gain (loss) ............................     25,959,252
                                                                       ------------
Net increase (decrease) in net assets resulting from operations ....   $ 27,257,290
                                                                       ============

                         Annual Report | See notes to financial statements. | 23

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                ------------------------------
                                                                                   FRANKLIN BLUE CHIP FUND
                                                                                ------------------------------
                                                                                     YEAR ENDED APRIL 30,
                                                                                    2006             2005
                                                                                ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................................   $   1,298,038    $     749,437
  Net realized gain (loss) from investments and foreign currency transactions       7,443,007        8,836,704
  Net change in unrealized appreciation (depreciation) on investments .......      18,516,245       (3,233,966)
                                                                                ------------------------------
       Net increase (decrease) in net assets resulting from operations ......      27,257,290        6,352,175
                                                                                ------------------------------
Distributions to shareholders from:
  Net investment income:
    Class A .................................................................      (1,312,245)        (122,189)
    Class B .................................................................         (11,077)              --
    Class C .................................................................         (25,204)              --
    Class R .................................................................         (33,784)              --
                                                                                ------------------------------
 Total distributions to shareholders ........................................      (1,382,310)        (122,189)
                                                                                ------------------------------
 Capital share transactions: (Note 2)
    Class A .................................................................      (14,275,93)      (30,691,86)
    Class B .................................................................      (5,036,167)      (1,556,749)
    Class C .................................................................      (5,128,553)      (5,210,612)
    Class R .................................................................        (903,728)        (296,479)
                                                                                ------------------------------
Total capital share transactions ............................................     (25,344,38)      (37,755,70)
                                                                                ------------------------------
Redemption fees .............................................................           2,525              951
                                                                                ------------------------------
       Net increase (decrease) in net assets ................................         533,121      (31,524,76)
Net assets:
  Beginning of year .........................................................     220,151,273      251,676,037
                                                                                ------------------------------
  End of year ...............................................................   $ 220,684,394    $ 220,151,273
                                                                                ==============================
Undistributed net investment income included in net assets:

  End of year ...............................................................   $     542,864    $     627,776
                                                                                ==============================


24 | See notes to financial statements. | Annual Report

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS

FRANKLIN BLUE CHIP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series. The Franklin Blue Chip Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. The Fund offers four classes of shares: Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                                                              Annual Report | 25

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


26 | Annual Report

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


                                                              Annual Report | 27

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                 --------------------------------------------------------
                                                 YEAR ENDED APRIL 30,
                                            2006                             2005
                                 --------------------------------------------------------
                                   SHARES          AMOUNT        SHARES          AMOUNT
                                 --------------------------------------------------------
CLASS A SHARES:
 Shares sold .................    2,559,316    $ 38,554,615     2,358,696    $ 32,768,179
 Shares issued in reinvestment
  of distributions ...........       79,194       1,217,204         7,193         104,440
 Shares redeemed .............   (3,602,812)    (54,047,755)   (4,518,199)    (63,564,480)
                                 --------------------------------------------------------
 Net increase (decrease) .....     (964,302)   $(14,275,936)   (2,152,310)   $(30,691,861)
                                 ========================================================
CLASS B SHARES:
 Shares sold .................       73,711    $  1,053,084       371,027    $  4,990,221
 Shares issued in reinvestment
  of distributions ...........          689          10,268            --              --
 Shares redeemed .............     (423,994)     (6,099,519)     (482,978)     (6,546,970)
                                 --------------------------------------------------------
 Net increase (decrease) .....     (349,594)   $ (5,036,167)     (111,951)   $ (1,556,749)
                                 ========================================================
CLASS C SHARES:
 Shares sold .................      416,720    $  6,105,773       503,044    $  6,774,823
 Shares issued in reinvestment
  of distributions ...........        1,536          22,943            --              --
 Shares redeemed .............     (775,521)    (11,257,269)     (889,193)    (11,985,435)
                                 --------------------------------------------------------
 Net increase (decrease) .....     (357,265)   $ (5,128,553)     (386,149)   $ (5,210,612)
                                 ========================================================
CLASS R SHARES:
 Shares sold .................       80,566    $  1,203,731       137,019    $  1,892,609
 Shares issued in reinvestment
  of distributions ...........        2,208          33,784            --              --
 Shares redeemed .............     (142,734)     (2,141,243)     (156,884)     (2,189,088)
                                 --------------------------------------------------------
 Net increase (decrease) .....      (59,960)   $   (903,728)      (19,865)   $   (296,479)
                                 ========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

-----------------------------------------------------------------------------------------------
SUBSIDIARY                                                            AFFILIATION
-----------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                    Investment manager
Franklin Templeton Services, LLC (FT Services)                        Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                  Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)         Transfer agent


28 | Annual Report

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
 ANNUALIZED FEE RATE         NET ASSETS
--------------------------------------------------------------------------------
        0.750%               First $500 million
        0.625%               Over $500 million, up to and including $1 billion
        0.500%               In excess of $1 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.35% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ...........................      1.00%
Class C ...........................      1.00%
Class R ...........................      0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received a .............................     $77,383
Contingent deferred sales charges retained ...............     $68,129

a Net of commissions paid to unaffiliated broker/dealers.


                                                              Annual Report | 29

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $615,651, of which $470,979 was retained by Investor Services.

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

Advisers agreed in advance to voluntarily waive a portion of management fees, as noted in the Statement of Operations. Total expenses waived by Advisers are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended April 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At April 30, 2006, the Fund had tax basis capital losses of $14,428,047 expiring on April 30, 2011, which may be carried over to offset future capital gains, if any. During the year ended April 30, 2006, the Fund utilized $7,409,463 of capital loss carryforwards.

The tax character of distributions paid during the years ended April 30, 2006 and 2005, was as follows:

                                                        ------------------------
                                                           2006          2005
                                                        ------------------------
Distributions paid from ordinary income ..........      $1,382,310      $122,189


30 | Annual Report

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

5. INCOME TAXES (CONTINUED)

At April 30, 2006, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .........................................     $ 182,948,122
                                                                  =============

Unrealized appreciation .....................................     $  43,695,363
Unrealized depreciation .....................................        (9,401,923)
                                                                  -------------
Net unrealized appreciation (depreciation) ..................     $  34,293,440
                                                                  =============

Distributable earnings - undistributed ordinary income ......     $     542,864
                                                                  =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2006, aggregated $62,272,605 and $90,154,431, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.


                                                              Annual Report | 31

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

8. REGULATORY MATTERS (CONTINUED)

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March 2005. The SEC has not yet approved the distribution plans pertaining to the August 2, 2004 SEC Order or the December 13, 2004 SEC Order. However, subsequent to April 30, 2006, the SEC published the IDC's distribution plan pertaining to the December 13, 2004 SEC Order for public comment. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of those orders.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


32 | Annual Report

Franklin Strategic Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Blue Chip Fund (a portfolio of Franklin Strategic Series, hereafter referred to as the "Fund") at April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 13, 2006


                                                              Annual Report | 33

Franklin Strategic Series

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $3,761,963 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2006.

In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2006.


34 | Annual Report

Franklin Strategic Series

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS


----------------------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                       LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION   TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)        Trustee    Since 1991         141                          Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                      company).
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
----------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)     Trustee    Since 1991         142                          None
One Franklin Parkway
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)        Trustee    Since 1998         137                          Director, Hess Corporation (formerly,
One Franklin Parkway                                                                      Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                  and refining of oil and gas), H.J. Heinz
                                                                                          Company (processed foods and allied
                                                                                          products), RTI International Metals, Inc.
                                                                                          (manufacture and distribution of
                                                                                          titanium), Canadian National Railway
                                                                                          (railroad), and White Mountains Insurance
                                                                                          Group, Ltd. (holding company).
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
----------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)       Trustee    Since 1991         115                          Director, Center for Creative Land
One Franklin Parkway                                                                      Recycling (redevelopment).
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)         Trustee       Since 1992         141                      Director, Martek Biosciences
One Franklin Parkway                                                                       Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                   (biotechnology), and Overstock.com
                                                                                           (Internet services); and FORMERLY,
                                                                                           Director, MCI Communication
                                                                                           Corporation (subsequently known as
                                                                                           MCI WorldCom, Inc. and WorldCom,
                                                                                           Inc.) (communications services)
                                                                                           (1988-2002), White Mountains
                                                                                           Insurance Group, Ltd. (holding company)
                                                                                           (1987-2004) and Spacehab,
                                                                                           Inc. (aerospace services) (1994-2003).
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
----------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)            Trustee       Since February     38                       None
One Franklin Parkway                           2006
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); and FORMERLY, Chief Operating
Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President -
Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest
Airlines, Inc. (airlines) (1990-1992); Vice President and Partner, Bain & Company (1986-1990); and served on private and non-profit boards.
----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and   Trustee since      141                      None
One Franklin Parkway             Chairman of   1991 and
San Mateo, CA 94403-1906         the Board     Chairman of the
                                               Board since 1993

----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------


36 | Annual Report

----------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee,        Trustee since 1991   124                      None
One Franklin Parkway             President and   and President and
San Mateo, CA 94403-1906         Chief Executive Chief Executive
                                 Officer -       Officer -
                                 Investment      Investment
                                 Management      Management since
                                                 2002
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)           Vice President  Since 1991           Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Chief Compliance     Not Applicable           Not Applicable
One Franklin Parkway             Compliance      Officer since
San Mateo, CA 94403-1906         Officer and     2004 and Vice
                                 Vice President  President - AML
                                 - AML           Compliance since
                                 Compliance      February 2006
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
----------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer       Since 2004           Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002           Not Applicable           Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 37

----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED     BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2000      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2000      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S.
District Court (District of Massachusetts) (until 1979).
----------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)        Vice President  Since 2000      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Franklin Advisers, Inc.; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)   Vice President  Since 2000      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
Investments.
----------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)         Vice President  Vice President  Not Applicable             Not Applicable
One Franklin Parkway             and Secretary   since February
San Mateo, CA 94403-1906                         2006 and
                                                 Secretary since
                                                 April 2006
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company;
and officer of 31 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------


38 | Annual Report

----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED     BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since October   Not Applicable             Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
----------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief           Since 2004      Not Applicable            Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
and 1991-2004).
----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 39

Franklin Strategic Series

SHAREHOLDER INFORMATION

FRANKLIN BLUE CHIP FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 18, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the 12 separate funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers


40 | Annual Report

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best-execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance, or that of its Class A shares for those having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2006, and previous periods ended that date of up to ten years depending on when a particular Fund commenced operations. The following summarizes the performance results for the Fund and the Board's view of such performance.

The performance universe for Franklin Blue Chip Fund consisted of the Fund and all retail and institutional large cap core funds as selected by Lipper. The Lipper report comparison showed the Fund's total return to be in the second-lowest quintile of such performance universe for the one-year period, and the middle quintile of such universe for the previous three- and five-year periods


                                                              Annual Report | 41

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

on an annualized basis. The Fund has not been in operation for a full ten-year period. Management discussed the Fund's performance, pointing out the general market underperformance of equity securities of higher-quality blue chip companies over the last several years and also discussed actions being taken to improve the Fund's performance. The Board found the Fund's investment performance to be acceptable, noting its approximate 8% total return for the one-year period as shown in the Lipper report, as well as management's explanation and discussions.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report for each Fund. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for fund Class A shares for those Funds with multiple share classes. The effective management fee rates and actual total expenses for Franklin Blue Chip Fund were in the least expensive or second least expensive quintile of its respective Lipper expense group. The Board was satisfied with the management fees and total expenses of each Fund in comparison to its expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing


42 | Annual Report

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that in the case of the Fund, economies of scale were shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for the Fund contained breakpoints that continued to asset levels that far exceeded its asset size at December 31, 2005. In view of such structure and the favorable fee and expense comparisons of the Fund within its respective expense group, the Board believed that to the extent economies of scale may be realized by the manager of the Fund and its affiliates, that there was a sharing of benefits with the Fund and its shareholders.


                                                              Annual Report | 43

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


44 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05
                                                   Not part of the annual report

   [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN BLUE CHIP FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

483 A2006 06/06






--------------------------------------------------------------------------------
                                                      APRIL 30, 2006
--------------------------------------------------------------------------------

                                           A series of Franklin Strategic Series

                                    [GRAPHIC]

--------------------------------------------------------------------------------
ANNUAL REPORT AND SHAREHOLDER LETTER                            INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                      FRANKLIN                         FASTER VIA EMAIL?
                STRATEGIC INCOME FUND
                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                    [GRAPHIC]

Not part of the annual report

Contents

SHAREHOLDER LETTER .........................................................   1

ANNUAL REPORT

Franklin Strategic Income Fund .............................................   3

Performance Summary ........................................................   9

Your Fund's Expenses .......................................................  15

Financial Highlights and Statement of Investments ..........................  17

Financial Statements .......................................................  36

Notes to Financial Statements ..............................................  40

Report of Independent Registered Public Accounting Firm ....................  52

Tax Designation ............................................................  53

Board Members and Officers .................................................  54

Shareholder Information ....................................................  59

--------------------------------------------------------------------------------
Annual Report

Franklin Strategic Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and invests at least 65% of its assets in securities of U.S. and foreign governments, U.S. and foreign high yield and investment-grade fixed income securities, mortgage- and other asset-backed securities, corporate bank loans, preferred stock, and income-producing securities convertible into common stock.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Strategic Income Fund's annual report for the fiscal year ended April 30, 2006.

PERFORMANCE OVERVIEW

Franklin Strategic Income Fund - Class A posted a +5.69% cumulative total return for the 12 months under review. The Fund outperformed its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which had a +0.71% total return for the same period. 1 The Fund also outperformed its peers as measured by the Lipper Multi-Sector Income Funds Classification Average's +4.58% 12-month total return. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

1. Source: Lehman Brothers Inc. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Lipper Inc. The Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 4/30/06, there were 121 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these or other factors had been considered. One cannot invest directly in a Lipper average, nor is the average representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                                                               Annual Report | 3

ECONOMIC AND MARKET OVERVIEW

The U.S. economy continued to grow during the 12 months under review. After gross domestic product growth decelerated from an annualized rate of 4.1% in third quarter 2005 to 1.7% in the fourth quarter, it rebounded to an estimated 5.3% annualized rate in first quarter 2006. Over the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. Consumer spending increased 6.2% (not adjusted for inflation) in April 2006 compared with the same month a year earlier, which supported the nation's economic progress. 3

Business spending also rose during the reporting period, contributing to economic growth. Relatively low interest rates allowed many companies easy access to capital, and ample cash also helped some companies to support their spending plans.

Oil prices climbed above $73 a barrel during the period, which was historically high. Prices were elevated partially by concerns about potential supply limitations in the face of expected strong growth in global demand, especially from China and India, and the potential for supply disruptions stemming from geopolitical turmoil in several major oil-producing countries. Although sustained high commodity prices contributed to some inflationary increases, overall pricing pressures in the economy, particularly excluding energy costs, remained subdued. The Personal Consumption Expenditures (PCE) deflator, the Federal Reserve Board's (Fed's) preferred measure of inflation, reported inflation of 2.1% for core prices, and 2.9% overall for the 12 months ended April 30, 2006. 4 A more widely reported inflation index, the core Consumer Price Index (CPI), rose 2.3% for the same period. 5

3. Source: Bureau of Economic Analysis.

4. Source: Bureau of Economic Analysis. The chain-type price index (or deflator) measures the inflation rate for individual expenditures on goods and services as measured by PCE. The PCE is included in the BEA's report on gross domestic product. The core PCE deflator excludes food and energy costs.

5. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


4 | Annual Report

During the 12-month period, the Fed raised the federal funds target rate to 4.75% from 2.75%. In March, at the first Fed meeting conducted by newly appointed Chairman Ben Bernanke, the Fed acknowledged the economy's strength and mentioned it might still raise rates to balance the risks of sustainable economic growth and price stability. The market reacted to the statement by increasing yields (and lowering prices) across intermediate- and longer-term bonds.

The 10-year Treasury note rose from 4.21% at the beginning of the period to 5.07% on April 30, 2006. The yield on the 30-year Treasury rose from 4.51% to 5.16% during the same period. Short-term interest rates rose more than intermediate- and long-term rates, and the yield curve flattened as the spread between short-term and long-term rates generally narrowed and even inverted at some points along the yield curve.

Outside the U.S., economic growth generally remained robust over the reporting period, accompanied by moderate inflationary trends. In Asia, growth rates remained strong as China experienced greater domestic consumption trends. Private consumption accelerated in South Korea as well. In Japan, the corporate and banking sectors have implemented significant restructuring in the past two years, enabling property markets to revive amid improved domestic growth prospects. This prompted the Bank of Japan to end its deflation-fighting policy in March and adopt an inflation target. Other Asian countries tightened monetary policy as well, including China, South Korea and Thailand.

European growth trends also exhibited notable improvements over the second half of the reporting period, after lagging the U.S. and Asia through much of the current economic cycle. While euro-zone growth remained led by the export sector, domestic confidence broadly rose. An improved outlook for the durability of the euro zone's growth recovery and sustained monetary and lending growth prompted the European Central Bank (ECB) to begin normalizing interest rates. The ECB increased rates to 2.50% over the period. Growth trends were again stronger among non-euro European countries including Norway and Sweden. In addition to strong external demand, strengthening labor markets bolstered private consumption. Norway's and Sweden's central banks raised their interest rates.


                                                               Annual Report | 5

DIVIDEND DISTRIBUTIONS*
5/1/05-4/30/06

---------------------------------------------------------------------------------------
                                         DIVIDEND PER SHARE
              -------------------------------------------------------------------------
MONTH           CLASS A         CLASS B        CLASS C       CLASS R      ADVISOR CLASS
---------------------------------------------------------------------------------------
May            5.40 cents     5.04 cents     5.04 cents     5.18 cents     5.61 cents
---------------------------------------------------------------------------------------
June           5.00 cents     4.66 cents     4.68 cents     4.79 cents     5.21 cents
---------------------------------------------------------------------------------------
July           5.00 cents     4.66 cents     4.68 cents     4.79 cents     5.21 cents
---------------------------------------------------------------------------------------
August         5.00 cents     4.66 cents     4.68 cents     4.79 cents     5.21 cents
---------------------------------------------------------------------------------------
September      5.00 cents     4.65 cents     4.66 cents     4.79 cents     5.21 cents
---------------------------------------------------------------------------------------
October        5.00 cents     4.65 cents     4.66 cents     4.79 cents     5.21 cents
---------------------------------------------------------------------------------------
November       5.00 cents     4.65 cents     4.66 cents     4.79 cents     5.21 cents
---------------------------------------------------------------------------------------
December       5.00 cents     4.66 cents     4.67 cents     4.80 cents     5.21 cents
---------------------------------------------------------------------------------------
January        5.00 cents     4.66 cents     4.67 cents     4.80 cents     5.21 cents
---------------------------------------------------------------------------------------
February       5.00 cents     4.66 cents     4.67 cents     4.80 cents     5.21 cents
---------------------------------------------------------------------------------------
March          5.00 cents     4.65 cents     4.65 cents     4.78 cents     5.19 cents
---------------------------------------------------------------------------------------
April          5.00 cents     4.65 cents     4.65 cents     4.78 cents     5.21 cents
---------------------------------------------------------------------------------------
TOTAL         60.40 CENTS    56.25 CENTS    56.37 CENTS    57.88 CENTS    62.90 CENTS
---------------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

INVESTMENT STRATEGY

The Fund uses an active asset allocation strategy, investing across the fixed income market in sectors including high yield and investment grade corporate bonds, international developed and emerging market bonds, U.S. government and agency securities, mortgage- and other asset-backed securities, corporate bank loans, convertible securities and preferred stocks. In addition to our bottom-up fundamental analysis of market sectors, industries and issuers, we evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process.

MANAGER'S DISCUSSION

The rise in intermediate- and longer-term interest rates toward the end of the 12-month reporting period dampened returns for the fixed income market's more interest-rate sensitive sectors, such as U.S. government bonds, mortgage-backed securities and other asset-backed securities. In terms of Fund positioning, we held a somewhat underweighted position in the more interest-rate sensitive fixed income sectors during the period, but did add exposure to U.S. government bonds and mortgage-backed securities as longer-term interest rates rose.


6 | Annual Report

Over the past year the fixed income market's more credit-sensitive sectors provided the strongest relative return performance. High yield corporate bonds were buoyed by double-digit gains in the broad equity markets, a healthy economic backdrop supporting corporate earnings, and ample corporate balance sheet liquidity. These factors helped to keep the high yield corporate default rate below historical averages and allowed high yield spreads over Treasuries to decline from 4.3 percentage points to 3.3 percentage points by period-end. 6 Although we remained positive toward high yield corporate bonds' fundamental trends, considering valuation levels we reduced our exposure to this sector during the period. Similarly, U.S. dollar-denominated emerging market bonds also outperformed the broad fixed income market, as strong fundamental trends (including high commodity export prices) and improved credit ratings drove valuations through their historically tight spread levels relative to Treasuries. Considering the tight valuations, the Fund's exposure to this sector at period-end was at the lower end of our historical weighting, with our largest positions in countries such as Argentina and the Philippines, which still provided above-average yield spreads compared to the overall sector.

After strengthening for much of 2005, the U.S. dollar began to weaken again during the first four months of the 2006 calendar year. The prospect of the Fed's halting its short-term interest rate tightening program in the near future as well as the continued deepening of the country's current account deficit weighed on the dollar. We remained positive on non-U.S. dollar currencies, and in some cases, relative yields available in certain foreign government bond markets. Consequently, we increased our exposure to the non-U.S. dollar sector during the Fund's fiscal year, particularly in developing countries in Asia and select developed countries such as Canada.

Finally, the combination of a flat yield curve and continued short-term interest rate increases led us to raise the Fund's weighting in floating rate assets. In particular, we found leveraged corporate bank loans attractive given their floating interest rates as well as fundamental support for many of these issuers from the credit cycle's strength. We also held floating rate securities for some of our non-U.S. government bond positions. Given the rise in longer-term rates to levels not experienced since 2002, floating rate assets provided positive relative returns for the Fund's past fiscal year. Such assets benefited from their lack of sensitivity to increases in longer-term interest rates.

6. Source: Credit Suisse (CS). The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.


                                                               Annual Report | 7

PORTFOLIO BREAKDOWN
Based on Total Net Assets

--------------------------------------------------------------------------------
                                                        4/30/06          4/30/05
--------------------------------------------------------------------------------
High Yield Corporate Bonds & Preferred Stocks            30.1%            36.7%
--------------------------------------------------------------------------------
Mortgages & Other Asset-Backed Bonds                     14.3%            11.1%
--------------------------------------------------------------------------------
Other International Bonds (non-$US)                      13.8%            11.0%
--------------------------------------------------------------------------------
Floating Rate Bank Loans                                  9.4%             4.7%
--------------------------------------------------------------------------------
International Developed Market Bonds (non-$US)            9.4%            11.5%
--------------------------------------------------------------------------------
U.S. Government & Agency Bonds                            8.2%             5.5%
--------------------------------------------------------------------------------
Emerging Market Bonds ($US)                               5.9%             8.9%
--------------------------------------------------------------------------------
Investment Grade Corporate Bonds                          4.9%             5.5%
--------------------------------------------------------------------------------
Convertible Securities                                    1.0%             1.3%
--------------------------------------------------------------------------------
Common Stocks & Warrants                                  0.0%*            0.0%*
--------------------------------------------------------------------------------
Short-Term Investments & Other Net Assets                 3.0%             3.8%
--------------------------------------------------------------------------------

* Rounds to less than 0.1% of net assets.

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.


[PHOTO]         /s/ Christopher J. Molumphy, CFA

                Christopher J. Molumphy, CFA


[PHOTO]         /s/ Eric G. Takaha, CFA

                Eric G. Takaha, CFA

                Portfolio Management Team
                Franklin Strategic Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Annual Report

Performance Summary as of 4/30/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRSTX)                                 CHANGE        4/30/06        4/30/05
--------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.04         $10.20         $10.24
--------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-4/30/06)
--------------------------------------------------------------------------------------------
Dividend Income                          $0.6040
--------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FKSBX)                                 CHANGE        4/30/06        4/30/05
--------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.03         $10.24         $10.27
--------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-4/30/06)
--------------------------------------------------------------------------------------------
Dividend Income                          $0.5625
--------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FSGCX)                                 CHANGE        4/30/06        4/30/05
--------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.04         $10.20         $10.24
--------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-4/30/06)
--------------------------------------------------------------------------------------------
Dividend Income                          $0.5637
--------------------------------------------------------------------------------------------
CLASS R (SYMBOL: FKSRX)                                 CHANGE        4/30/06        4/30/05
--------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.04         $10.18         $10.22
--------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-4/30/06)
--------------------------------------------------------------------------------------------
Dividend Income                          $0.5788
--------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FKSAX)                           CHANGE        4/30/06        4/30/05
--------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.03         $10.21         $10.24
--------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-4/30/06)
--------------------------------------------------------------------------------------------
Dividend Income                          $0.6290
--------------------------------------------------------------------------------------------


                                                               Annual Report | 9

PERFORMANCE 1

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY; ADVISOR CLASS: NO SALES CHARGES. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------
CLASS A                                                     1-YEAR           5-YEAR          10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                    +5.69%          +50.95%         +107.91%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                +1.24%          + 7.64%         +  7.13%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                           +0.12%          + 7.47%         +  7.21%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 5                        5.63%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                4.87%
----------------------------------------------------------------------------------------------------------
CLASS B                                                     1-YEAR           5-YEAR     INCEPTION (1/1/99)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                    +5.34%          +48.12%          +57.58%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                +1.35%          + 7.88%          + 6.40%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                           +0.21%          + 7.66%          + 6.34%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 5                        5.45%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                4.69%
----------------------------------------------------------------------------------------------------------
CLASS C                                                     1-YEAR           5-YEAR     INCEPTION (5/1/98)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                    +5.27%          +48.01%          +57.75%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                +4.27%          + 8.16%          + 5.86%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                           +3.09%          + 7.96%          + 5.80%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 5                        5.47%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                4.69%
----------------------------------------------------------------------------------------------------------
CLASS R                                                     1-YEAR           3-YEAR     INCEPTION (1/1/02)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                    +5.44%          +26.74%          +44.05%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                +4.44%          + 8.22%          + 8.81%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                           +3.36%          + 9.37%          + 8.76%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 5                        5.63%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                4.84%
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS 7                                             1-YEAR           5-YEAR          10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                   + 6.05%          +52.97%         +111.57%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                               + 6.05%          + 8.87%         +  7.78%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                          + 4.74%          + 8.65%         +  7.85%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 5                        6.12%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                5.34%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (5/1/96-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   FRANKLIN STRATEGIC            LEHMAN BROTHERS           LIPPER MULTI-SECTOR INCOME
  DATE                INCOME FUND             U.S. AGGREGATE INDEX 8     FUNDS CLASSIFICATION AVERAGE 8
-------------------------------------------------------------------------------------------------------
 5/1/1996                $9,573                      $10,000                        $10,000
5/31/1996                $9,705                       $9,980                        $10,137
6/30/1996                $9,747                      $10,114                        $10,182
7/31/1996                $9,753                      $10,141                        $10,189
8/31/1996                $9,942                      $10,124                        $10,385
9/30/1996               $10,269                      $10,301                        $10,727
10/31/1996              $10,367                      $10,529                        $10,830
11/30/1996              $10,651                      $10,709                        $11,126
12/31/1996              $10,745                      $10,610                        $11,224
1/31/1997               $10,857                      $10,642                        $11,340
2/28/1997               $10,920                      $10,669                        $11,407
3/31/1997               $10,669                      $10,551                        $11,145
4/30/1997               $10,784                      $10,708                        $11,264
5/31/1997               $11,018                      $10,810                        $11,510
6/30/1997               $11,204                      $10,938                        $11,704
7/31/1997               $11,453                      $11,233                        $11,964
8/31/1997               $11,458                      $11,137                        $11,970
9/30/1997               $11,689                      $11,301                        $12,212
10/31/1997              $11,508                      $11,465                        $12,023
11/30/1997              $11,659                      $11,518                        $12,180
12/31/1997              $11,822                      $11,634                        $12,347
1/31/1998               $11,955                      $11,783                        $12,485
2/28/1998               $12,046                      $11,775                        $12,580
3/31/1998               $12,148                      $11,815                        $12,687
4/30/1998               $12,197                      $11,877                        $12,738
5/31/1998               $12,126                      $11,989                        $12,664
6/30/1998               $12,087                      $12,091                        $12,623
7/31/1998               $12,174                      $12,117                        $12,713
8/31/1998               $11,036                      $12,314                        $11,524
9/30/1998               $11,582                      $12,602                        $12,095
10/31/1998              $11,817                      $12,536                        $12,340
11/30/1998              $12,292                      $12,607                        $12,835
12/31/1998              $12,301                      $12,645                        $12,844
1/31/1999               $12,355                      $12,735                        $12,901
2/28/1999               $12,191                      $12,513                        $12,729
3/31/1999               $12,375                      $12,582                        $12,921
4/30/1999               $12,713                      $12,622                        $13,274
5/31/1999               $12,415                      $12,511                        $12,963
6/30/1999               $12,436                      $12,471                        $12,985
7/31/1999               $12,350                      $12,418                        $12,896
8/31/1999               $12,240                      $12,412                        $12,780
9/30/1999               $12,250                      $12,556                        $12,790
10/31/1999              $12,308                      $12,602                        $12,851
11/30/1999              $12,416                      $12,602                        $12,964
12/31/1999              $12,587                      $12,541                        $13,142
1/31/2000               $12,381                      $12,500                        $12,927
2/29/2000               $12,536                      $12,651                        $13,088
3/31/2000               $12,566                      $12,818                        $13,120
4/30/2000               $12,483                      $12,781                        $13,032
5/31/2000               $12,322                      $12,775                        $12,864
6/30/2000               $12,686                      $13,041                        $13,244
7/31/2000               $12,769                      $13,159                        $13,330
8/31/2000               $12,969                      $13,350                        $13,540
9/30/2000               $12,885                      $13,434                        $13,452
10/31/2000              $12,629                      $13,523                        $13,184
11/30/2000              $12,371                      $13,744                        $12,915
12/31/2000              $12,914                      $13,999                        $13,482
1/31/2001               $13,434                      $14,228                        $14,025
2/28/2001               $13,388                      $14,352                        $13,976
3/31/2001               $13,177                      $14,424                        $13,757
4/30/2001               $13,186                      $14,364                        $13,766
5/31/2001               $13,263                      $14,450                        $13,848
6/30/2001               $13,160                      $14,505                        $13,740
7/31/2001               $13,322                      $14,829                        $13,910
8/31/2001               $13,486                      $14,999                        $14,081
9/30/2001               $12,940                      $15,174                        $13,511
10/31/2001              $13,336                      $15,491                        $13,924
11/30/2001              $13,676                      $15,278                        $14,279
12/31/2001              $13,612                      $15,181                        $14,212
1/31/2002               $13,635                      $15,304                        $14,236
2/28/2002               $13,664                      $15,452                        $14,268
3/31/2002               $13,798                      $15,195                        $14,407
4/30/2002               $13,977                      $15,490                        $14,595
5/31/2002               $13,917                      $15,621                        $14,532
6/30/2002               $13,327                      $15,756                        $13,916
7/31/2002               $13,038                      $15,946                        $13,614
8/31/2002               $13,375                      $16,216                        $13,967
9/30/2002               $13,344                      $16,478                        $13,934
10/31/2002              $13,421                      $16,403                        $14,015
11/30/2002              $13,985                      $16,399                        $14,604
12/31/2002              $14,253                      $16,738                        $14,883
1/31/2003               $14,507                      $16,752                        $15,148
2/28/2003               $14,762                      $16,984                        $15,414
3/31/2003               $14,961                      $16,971                        $15,622
4/30/2003               $15,598                      $17,111                        $16,288
5/31/2003               $16,059                      $17,430                        $16,770
6/30/2003               $16,262                      $17,395                        $16,981
7/31/2003               $15,825                      $16,810                        $16,525
8/31/2003               $15,980                      $16,922                        $16,686
9/30/2003               $16,569                      $17,370                        $17,301
10/31/2003              $16,676                      $17,208                        $17,411
11/30/2003              $16,918                      $17,249                        $17,664
12/31/2003              $17,400                      $17,425                        $18,167
1/31/2004               $17,627                      $17,565                        $18,405
2/29/2004               $17,719                      $17,755                        $18,501
3/31/2004               $17,846                      $17,888                        $18,634
4/30/2004               $17,422                      $17,422                        $18,191
5/31/2004               $17,272                      $17,353                        $18,034
6/30/2004               $17,419                      $17,451                        $18,187
7/31/2004               $17,619                      $17,624                        $18,397
8/31/2004               $18,014                      $17,960                        $18,809
9/30/2004               $18,234                      $18,009                        $19,038
10/31/2004              $18,598                      $18,160                        $19,419
11/30/2004              $18,838                      $18,015                        $19,669
12/31/2004              $19,115                      $18,181                        $19,958
1/31/2005               $19,069                      $18,295                        $19,911
2/28/2005               $19,312                      $18,187                        $20,165
3/31/2005               $18,862                      $18,093                        $19,696
4/30/2005               $18,833                      $18,338                        $19,664
5/31/2005               $18,988                      $18,537                        $19,825
6/30/2005               $19,137                      $18,638                        $19,980
7/31/2005               $19,230                      $18,468                        $20,078
8/31/2005               $19,361                      $18,705                        $20,214
9/30/2005               $19,229                      $18,512                        $20,077
10/31/2005              $19,097                      $18,366                        $19,938
11/30/2005              $19,230                      $18,447                        $20,078
12/31/2005              $19,402                      $18,622                        $20,259
1/31/2006               $19,690                      $18,623                        $20,559
2/28/2006               $19,806                      $18,685                        $20,680
3/31/2006               $19,728                      $18,502                        $20,599
4/30/2006               $19,904                      $18,468                        $20,786

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS A                                                                  4/30/06
--------------------------------------------------------------------------------
1-Year                                                                    +1.24%
--------------------------------------------------------------------------------
5-Year                                                                    +7.64%
--------------------------------------------------------------------------------
10-Year                                                                   +7.13%
--------------------------------------------------------------------------------

CLASS B (1/1/99-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   FRANKLIN STRATEGIC              LEHMAN BROTHERS            LIPPER MULTI-SECTOR INCOME
  DATE                INCOME FUND               U.S. AGGREGATE INDEX 8      FUNDS CLASSIFICATION AVERAGE 8
----------------------------------------------------------------------------------------------------------
 1/1/1999               $10,000                       $10,000                          $10,000
 1/31/1999              $10,054                       $10,071                          $10,044
 2/28/1999               $9,914                        $9,896                           $9,910
 3/31/1999              $10,069                        $9,950                          $10,060
 4/30/1999              $10,340                        $9,982                          $10,335
 5/31/1999              $10,104                        $9,894                          $10,093
 6/30/1999              $10,119                        $9,863                          $10,110
 7/31/1999              $10,036                        $9,821                          $10,040
 8/31/1999               $9,943                        $9,816                           $9,950
 9/30/1999               $9,958                        $9,930                           $9,958
10/31/1999               $9,993                        $9,967                          $10,006
11/30/1999              $10,077                        $9,966                          $10,094
12/31/1999              $10,213                        $9,918                          $10,232
 1/31/2000              $10,053                        $9,885                          $10,064
 2/29/2000              $10,165                       $10,005                          $10,190
 3/31/2000              $10,186                       $10,137                          $10,214
 4/30/2000              $10,115                       $10,108                          $10,146
 5/31/2000               $9,981                       $10,103                          $10,015
 6/30/2000              $10,271                       $10,313                          $10,312
 7/31/2000              $10,334                       $10,407                          $10,379
 8/31/2000              $10,493                       $10,558                          $10,542
 9/30/2000              $10,432                       $10,624                          $10,473
10/31/2000              $10,222                       $10,694                          $10,265
11/30/2000              $10,010                       $10,869                          $10,055
12/31/2000              $10,445                       $11,071                          $10,497
 1/31/2001              $10,850                       $11,252                          $10,920
 2/28/2001              $10,820                       $11,350                          $10,881
 3/31/2001              $10,647                       $11,407                          $10,711
 4/30/2001              $10,639                       $11,360                          $10,718
 5/31/2001              $10,708                       $11,428                          $10,781
 6/30/2001              $10,611                       $11,471                          $10,697
 7/31/2001              $10,738                       $11,728                          $10,830
 8/31/2001              $10,866                       $11,862                          $10,963
 9/30/2001              $10,424                       $12,000                          $10,519
10/31/2001              $10,738                       $12,251                          $10,841
11/30/2001              $11,008                       $12,082                          $11,117
12/31/2001              $10,965                       $12,006                          $11,065
 1/31/2002              $10,968                       $12,103                          $11,084
 2/28/2002              $10,999                       $12,220                          $11,108
 3/31/2002              $11,103                       $12,017                          $11,217
 4/30/2002              $11,231                       $12,250                          $11,363
 5/31/2002              $11,192                       $12,354                          $11,314
 6/30/2002              $10,703                       $12,461                          $10,834
 7/31/2002              $10,468                       $12,611                          $10,599
 8/31/2002              $10,734                       $12,824                          $10,874
 9/30/2002              $10,718                       $13,032                          $10,849
10/31/2002              $10,764                       $12,972                          $10,912
11/30/2002              $11,224                       $12,969                          $11,370
12/31/2002              $11,423                       $13,237                          $11,587
 1/31/2003              $11,622                       $13,248                          $11,794
 2/28/2003              $11,823                       $13,431                          $12,001
 3/31/2003              $11,990                       $13,421                          $12,163
 4/30/2003              $12,482                       $13,532                          $12,681
 5/31/2003              $12,859                       $13,784                          $13,057
 6/30/2003              $13,017                       $13,757                          $13,221
 7/31/2003              $12,651                       $13,294                          $12,865
 8/31/2003              $12,784                       $13,383                          $12,992
 9/30/2003              $13,249                       $13,737                          $13,470
10/31/2003              $13,329                       $13,609                          $13,556
11/30/2003              $13,504                       $13,641                          $13,752
12/31/2003              $13,897                       $13,780                          $14,144
 1/31/2004              $14,074                       $13,891                          $14,330
 2/29/2004              $14,143                       $14,041                          $14,404
 3/31/2004              $14,239                       $14,147                          $14,508
 4/30/2004              $13,897                       $13,778                          $14,163
 5/31/2004              $13,773                       $13,723                          $14,041
 6/30/2004              $13,885                       $13,801                          $14,160
 7/31/2004              $14,039                       $13,938                          $14,323
 8/31/2004              $14,349                       $14,203                          $14,644
 9/30/2004              $14,518                       $14,242                          $14,822
10/31/2004              $14,802                       $14,361                          $15,119
11/30/2004              $15,002                       $14,247                          $15,314
12/31/2004              $15,217                       $14,378                          $15,539
 1/31/2005              $15,176                       $14,468                          $15,502
 2/28/2005              $15,350                       $14,383                          $15,700
 3/31/2005              $14,988                       $14,309                          $15,334
 4/30/2005              $14,959                       $14,503                          $15,310
 5/31/2005              $15,092                       $14,660                          $15,435
 6/30/2005              $15,204                       $14,739                          $15,556
 7/31/2005              $15,273                       $14,605                          $15,632
 8/31/2005              $15,357                       $14,793                          $15,738
 9/30/2005              $15,262                       $14,640                          $15,631
10/31/2005              $15,137                       $14,524                          $15,523
11/30/2005              $15,237                       $14,589                          $15,632
12/31/2005              $15,383                       $14,727                          $15,773
 1/31/2006              $15,605                       $14,728                          $16,006
 2/28/2006              $15,677                       $14,777                          $16,101
 3/31/2006              $15,610                       $14,632                          $16,038
 4/30/2006              $15,758                       $14,605                          $16,181

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS B                                                                  4/30/06
--------------------------------------------------------------------------------
1-Year                                                                    +1.35%
--------------------------------------------------------------------------------
5-Year                                                                    +7.88%
--------------------------------------------------------------------------------
Since Inception (1/1/99)                                                  +6.40%
--------------------------------------------------------------------------------


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS C                                                                  4/30/06
--------------------------------------------------------------------------------
1-Year                                                                    +4.27%
--------------------------------------------------------------------------------
5-Year                                                                    +8.16%
--------------------------------------------------------------------------------
Since Inception (5/1/98)                                                  +5.86%
--------------------------------------------------------------------------------

CLASS C (5/1/98-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   FRANKLIN STRATEGIC             LEHMAN BROTHERS             LIPPER MULTI-SECTOR INCOME
  DATE                INCOME FUND              U.S. AGGREGATE INDEX 8       FUNDS CLASSIFICATION AVERAGE 8
----------------------------------------------------------------------------------------------------------
 5/1/1998               $10,000                       $10,000                          $10,000
5/31/1998                $9,920                       $10,095                           $9,942
6/30/1998                $9,885                       $10,180                           $9,910
7/31/1998                $9,952                       $10,202                           $9,981
8/31/1998                $9,028                       $10,368                           $9,047
9/30/1998                $9,461                       $10,611                           $9,495
10/31/1998               $9,650                       $10,555                           $9,688
11/30/1998              $10,034                       $10,615                          $10,076
12/31/1998              $10,038                       $10,647                          $10,084
1/31/1999               $10,079                       $10,723                          $10,128
2/28/1999                $9,941                       $10,535                           $9,993
3/31/1999               $10,087                       $10,594                          $10,144
4/30/1999               $10,359                       $10,627                          $10,421
5/31/1999               $10,113                       $10,534                          $10,177
6/30/1999               $10,127                       $10,501                          $10,194
7/31/1999               $10,053                       $10,456                          $10,124
8/31/1999                $9,950                       $10,451                          $10,033
9/30/1999                $9,965                       $10,572                          $10,041
10/31/1999              $10,009                       $10,611                          $10,089
11/30/1999              $10,094                       $10,610                          $10,178
12/31/1999              $10,229                       $10,559                          $10,317
1/31/2000               $10,058                       $10,525                          $10,148
2/29/2000               $10,181                       $10,652                          $10,275
3/31/2000               $10,202                       $10,792                          $10,300
4/30/2000               $10,131                       $10,761                          $10,231
5/31/2000                $9,997                       $10,756                          $10,099
6/30/2000               $10,289                       $10,980                          $10,398
7/31/2000               $10,352                       $11,080                          $10,465
8/31/2000               $10,511                       $11,240                          $10,630
9/30/2000               $10,439                       $11,311                          $10,560
10/31/2000              $10,229                       $11,386                          $10,350
11/30/2000              $10,027                       $11,572                          $10,139
12/31/2000              $10,452                       $11,787                          $10,584
1/31/2001               $10,870                       $11,979                          $11,011
2/28/2001               $10,840                       $12,084                          $10,972
3/31/2001               $10,655                       $12,145                          $10,800
4/30/2001               $10,658                       $12,094                          $10,808
5/31/2001               $10,717                       $12,167                          $10,871
6/30/2001               $10,631                       $12,213                          $10,787
7/31/2001               $10,759                       $12,486                          $10,920
8/31/2001               $10,888                       $12,629                          $11,055
9/30/2001               $10,443                       $12,776                          $10,607
10/31/2001              $10,759                       $13,044                          $10,931
11/30/2001              $11,029                       $12,864                          $11,210
12/31/2001              $10,974                       $12,782                          $11,158
1/31/2002               $10,989                       $12,886                          $11,177
2/28/2002               $11,009                       $13,010                          $11,201
3/31/2002               $11,113                       $12,794                          $11,311
4/30/2002               $11,242                       $13,042                          $11,458
5/31/2002               $11,202                       $13,153                          $11,409
6/30/2002               $10,723                       $13,267                          $10,925
7/31/2002               $10,487                       $13,427                          $10,688
8/31/2002               $10,754                       $13,653                          $10,965
9/30/2002               $10,726                       $13,874                          $10,939
10/31/2002              $10,785                       $13,811                          $11,003
11/30/2002              $11,235                       $13,808                          $11,465
12/31/2002              $11,446                       $14,093                          $11,684
1/31/2003               $11,647                       $14,105                          $11,892
2/28/2003               $11,848                       $14,300                          $12,101
3/31/2003               $12,004                       $14,289                          $12,265
4/30/2003               $12,498                       $14,407                          $12,787
5/31/2003               $12,877                       $14,676                          $13,166
6/30/2003               $13,035                       $14,646                          $13,332
7/31/2003               $12,667                       $14,154                          $12,973
8/31/2003               $12,800                       $14,248                          $13,100
9/30/2003               $13,267                       $14,625                          $13,582
10/31/2003              $13,347                       $14,489                          $13,669
11/30/2003              $13,536                       $14,523                          $13,867
12/31/2003              $13,918                       $14,671                          $14,262
1/31/2004               $14,095                       $14,789                          $14,449
2/29/2004               $14,165                       $14,949                          $14,524
3/31/2004               $14,262                       $15,061                          $14,629
4/30/2004               $13,918                       $14,669                          $14,281
5/31/2004               $13,794                       $14,611                          $14,158
6/30/2004               $13,906                       $14,693                          $14,278
7/31/2004               $14,061                       $14,839                          $14,443
8/31/2004               $14,358                       $15,122                          $14,766
9/30/2004               $14,543                       $15,163                          $14,946
10/31/2004              $14,828                       $15,290                          $15,245
11/30/2004              $15,015                       $15,168                          $15,442
12/31/2004              $15,231                       $15,308                          $15,669
1/31/2005               $15,189                       $15,404                          $15,631
2/28/2005               $15,378                       $15,313                          $15,831
3/31/2005               $15,014                       $15,234                          $15,462
4/30/2005               $14,986                       $15,440                          $15,438
5/31/2005               $15,104                       $15,608                          $15,564
6/30/2005               $15,217                       $15,693                          $15,686
7/31/2005               $15,287                       $15,550                          $15,763
8/31/2005               $15,371                       $15,749                          $15,870
9/30/2005               $15,276                       $15,587                          $15,762
10/31/2005              $15,166                       $15,464                          $15,653
11/30/2005              $15,251                       $15,532                          $15,763
12/31/2005              $15,398                       $15,680                          $15,904
1/31/2006               $15,621                       $15,680                          $16,140
2/28/2006               $15,708                       $15,733                          $16,235
3/31/2006               $15,626                       $15,578                          $16,172
4/30/2006               $15,775                       $15,550                          $16,319

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS R                                                                  4/30/06
--------------------------------------------------------------------------------
1-Year                                                                    +4.44%
--------------------------------------------------------------------------------
3-Year                                                                    +8.22%
--------------------------------------------------------------------------------
Since Inception (1/1/02)                                                  +8.81%
--------------------------------------------------------------------------------

CLASS R (1/1/02-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   FRANKLIN STRATEGIC             LEHMAN BROTHERS             LIPPER MULTI-SECTOR INCOME
  DATE                INCOME FUND              U.S. AGGREGATE INDEX 8       FUNDS CLASSIFICATION AVERAGE 8
----------------------------------------------------------------------------------------------------------
 1/1/2002               $10,000                       $10,000                          $10,000
1/31/2002                $9,974                       $10,081                          $10,017
2/28/2002                $9,982                       $10,179                          $10,039
3/31/2002               $10,078                       $10,009                          $10,137
4/30/2002               $10,207                       $10,203                          $10,269
5/31/2002               $10,172                       $10,290                          $10,225
6/30/2002                $9,739                       $10,379                           $9,792
7/31/2002                $9,513                       $10,504                           $9,579
8/31/2002                $9,758                       $10,682                           $9,827
9/30/2002                $9,745                       $10,855                           $9,805
10/31/2002               $9,788                       $10,805                           $9,861
11/30/2002              $10,209                       $10,802                          $10,276
12/31/2002              $10,403                       $11,025                          $10,472
1/31/2003               $10,575                       $11,035                          $10,658
2/28/2003               $10,759                       $11,188                          $10,846
3/31/2003               $10,915                       $11,179                          $10,992
4/30/2003               $11,366                       $11,271                          $11,461
5/31/2003               $11,711                       $11,481                          $11,800
6/30/2003               $11,857                       $11,459                          $11,948
7/31/2003               $11,524                       $11,073                          $11,627
8/31/2003               $11,647                       $11,147                          $11,741
9/30/2003               $12,061                       $11,442                          $12,173
10/31/2003              $12,149                       $11,335                          $12,251
11/30/2003              $12,312                       $11,362                          $12,429
12/31/2003              $12,660                       $11,478                          $12,783
1/31/2004               $12,836                       $11,570                          $12,950
2/29/2004               $12,901                       $11,696                          $13,018
3/31/2004               $12,978                       $11,783                          $13,111
4/30/2004               $12,666                       $11,477                          $12,799
5/31/2004               $12,568                       $11,431                          $12,689
6/30/2004               $12,659                       $11,495                          $12,797
7/31/2004               $12,803                       $11,609                          $12,944
8/31/2004               $13,088                       $11,831                          $13,234
9/30/2004               $13,246                       $11,863                          $13,396
10/31/2004              $13,508                       $11,962                          $13,664
11/30/2004              $13,680                       $11,867                          $13,840
12/31/2004              $13,878                       $11,976                          $14,043
1/31/2005               $13,842                       $12,051                          $14,010
2/28/2005               $14,016                       $11,980                          $14,189
3/31/2005               $13,686                       $11,919                          $13,858
4/30/2005               $13,662                       $12,080                          $13,836
5/31/2005               $13,772                       $12,211                          $13,950
6/30/2005               $13,876                       $12,277                          $14,058
7/31/2005               $13,942                       $12,165                          $14,127
8/31/2005               $14,034                       $12,321                          $14,223
9/30/2005               $13,935                       $12,194                          $14,127
10/31/2005              $13,837                       $12,098                          $14,029
11/30/2005              $13,930                       $12,151                          $14,127
12/31/2005              $14,052                       $12,267                          $14,254
1/31/2006               $14,258                       $12,268                          $14,465
2/28/2006               $14,340                       $12,308                          $14,551
3/31/2006               $14,280                       $12,188                          $14,494
4/30/2006               $14,405                       $12,165                          $14,622


12 | Annual Report

ADVISOR CLASS (5/1/96-4/30/06) 7

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   FRANKLIN STRATEGIC             LEHMAN BROTHERS             LIPPER MULTI-SECTOR INCOME
  DATE                INCOME FUND              U.S. AGGREGATE INDEX 8       FUNDS CLASSIFICATION AVERAGE 8
----------------------------------------------------------------------------------------------------------
 5/1/1996               $10,000                       $10,000                          $10,000
5/31/1996               $10,137                        $9,980                          $10,137
6/30/1996               $10,181                       $10,114                          $10,182
7/31/1996               $10,188                       $10,141                          $10,189
8/31/1996               $10,385                       $10,124                          $10,385
9/30/1996               $10,726                       $10,301                          $10,727
10/31/1996              $10,830                       $10,529                          $10,830
11/30/1996              $11,125                       $10,709                          $11,126
12/31/1996              $11,223                       $10,610                          $11,224
1/31/1997               $11,401                       $10,642                          $11,340
2/28/1997               $11,468                       $10,669                          $11,407
3/31/1997               $11,204                       $10,551                          $11,145
4/30/1997               $11,324                       $10,708                          $11,264
5/31/1997               $11,570                       $10,810                          $11,510
6/30/1997               $11,766                       $10,938                          $11,704
7/31/1997               $12,027                       $11,233                          $11,964
8/31/1997               $12,033                       $11,137                          $11,970
9/30/1997               $12,275                       $11,301                          $12,212
10/31/1997              $12,085                       $11,465                          $12,023
11/30/1997              $12,243                       $11,518                          $12,180
12/31/1997              $12,415                       $11,634                          $12,347
1/31/1998               $12,555                       $11,783                          $12,485
2/28/1998               $12,650                       $11,775                          $12,580
3/31/1998               $12,757                       $11,815                          $12,687
4/30/1998               $12,808                       $11,877                          $12,738
5/31/1998               $12,734                       $11,989                          $12,664
6/30/1998               $12,693                       $12,091                          $12,623
7/31/1998               $12,784                       $12,117                          $12,713
8/31/1998               $11,588                       $12,314                          $11,524
9/30/1998               $12,162                       $12,602                          $12,095
10/31/1998              $12,410                       $12,536                          $12,340
11/30/1998              $12,907                       $12,607                          $12,835
12/31/1998              $12,917                       $12,645                          $12,844
1/31/1999               $12,975                       $12,735                          $12,901
2/28/1999               $12,802                       $12,513                          $12,729
3/31/1999               $12,995                       $12,582                          $12,921
4/30/1999               $13,350                       $12,622                          $13,274
5/31/1999               $13,037                       $12,511                          $12,963
6/30/1999               $13,060                       $12,471                          $12,985
7/31/1999               $12,970                       $12,418                          $12,896
8/31/1999               $12,853                       $12,412                          $12,780
9/30/1999               $12,879                       $12,556                          $12,790
10/31/1999              $12,931                       $12,602                          $12,851
11/30/1999              $13,047                       $12,602                          $12,964
12/31/1999              $13,229                       $12,541                          $13,142
1/31/2000               $13,028                       $12,500                          $12,927
2/29/2000               $13,181                       $12,651                          $13,088
3/31/2000               $13,215                       $12,818                          $13,120
4/30/2000               $13,131                       $12,781                          $13,032
5/31/2000               $12,964                       $12,775                          $12,864
6/30/2000               $13,350                       $13,041                          $13,244
7/31/2000               $13,439                       $13,159                          $13,330
8/31/2000               $13,653                       $13,350                          $13,540
9/30/2000               $13,581                       $13,434                          $13,452
10/31/2000              $13,315                       $13,523                          $13,184
11/30/2000              $13,046                       $13,744                          $12,915
12/31/2000              $13,621                       $13,999                          $13,482
1/31/2001               $14,157                       $14,228                          $14,025
2/28/2001               $14,126                       $14,352                          $13,976
3/31/2001               $13,907                       $14,424                          $13,757
4/30/2001               $13,905                       $14,364                          $13,766
5/31/2001               $13,989                       $14,450                          $13,848
6/30/2001               $13,883                       $14,505                          $13,740
7/31/2001               $14,058                       $14,829                          $13,910
8/31/2001               $14,233                       $14,999                          $14,081
9/30/2001               $13,659                       $15,174                          $13,511
10/31/2001              $14,080                       $15,491                          $13,924
11/30/2001              $14,443                       $15,278                          $14,279
12/31/2001              $14,393                       $15,181                          $14,212
1/31/2002               $14,405                       $15,304                          $14,236
2/28/2002               $14,440                       $15,452                          $14,268
3/31/2002               $14,598                       $15,195                          $14,407
4/30/2002               $14,775                       $15,490                          $14,595
5/31/2002               $14,715                       $15,621                          $14,532
6/30/2002               $14,095                       $15,756                          $13,916
7/31/2002               $13,791                       $15,946                          $13,614
8/31/2002               $14,151                       $16,216                          $13,967
9/30/2002               $14,137                       $16,478                          $13,934
10/31/2002              $14,206                       $16,403                          $14,015
11/30/2002              $14,805                       $16,399                          $14,604
12/31/2002              $15,092                       $16,738                          $14,883
1/31/2003               $15,364                       $16,752                          $15,148
2/28/2003               $15,638                       $16,984                          $15,414
3/31/2003               $15,852                       $16,971                          $15,622
4/30/2003               $16,530                       $17,111                          $16,288
5/31/2003               $17,039                       $17,430                          $16,770
6/30/2003               $17,240                       $17,395                          $16,981
7/31/2003               $16,780                       $16,810                          $16,525
8/31/2003               $16,949                       $16,922                          $16,686
9/30/2003               $17,577                       $17,370                          $17,301
10/31/2003              $17,694                       $17,208                          $17,411
11/30/2003              $17,954                       $17,249                          $17,664
12/31/2003              $18,469                       $17,425                          $18,167
1/31/2004               $18,714                       $17,565                          $18,405
2/29/2004               $18,835                       $17,755                          $18,501
3/31/2004               $18,955                       $17,888                          $18,634
4/30/2004               $18,508                       $17,422                          $18,191
5/31/2004               $18,371                       $17,353                          $18,034
6/30/2004               $18,531                       $17,451                          $18,187
7/31/2004               $18,729                       $17,624                          $18,397
8/31/2004               $19,153                       $17,960                          $18,809
9/30/2004               $19,410                       $18,009                          $19,038
10/31/2004              $19,782                       $18,160                          $19,419
11/30/2004              $20,060                       $18,015                          $19,669
12/31/2004              $20,360                       $18,181                          $19,958
1/31/2005               $20,314                       $18,295                          $19,911
2/28/2005               $20,559                       $18,187                          $20,165
3/31/2005               $20,103                       $18,093                          $19,696
4/30/2005               $20,056                       $18,338                          $19,664
5/31/2005               $20,245                       $18,537                          $19,825
6/30/2005               $20,408                       $18,638                          $19,980
7/31/2005               $20,512                       $18,468                          $20,078
8/31/2005               $20,635                       $18,705                          $20,214
9/30/2005               $20,519                       $18,512                          $20,077
10/31/2005              $20,362                       $18,366                          $19,938
11/30/2005              $20,509                       $18,447                          $20,078
12/31/2005              $20,717                       $18,622                          $20,259
1/31/2006               $21,028                       $18,623                          $20,559
2/28/2006               $21,136                       $18,685                          $20,680
3/31/2006               $21,057                       $18,502                          $20,599
4/30/2006               $21,157                       $18,468                          $20,786

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
ADVISOR CLASS 7                                                          4/30/06
--------------------------------------------------------------------------------
1-Year                                                                    +6.05%
--------------------------------------------------------------------------------
5-Year                                                                    +8.87%
--------------------------------------------------------------------------------
10-Year                                                                   +7.78%
--------------------------------------------------------------------------------


                                                              Annual Report | 13

ENDNOTES

BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. HIGH YIELDS REFLECT THE HIGHER CREDIT RISKS ASSOCIATED WITH CERTAIN LOWER-RATED SECURITIES HELD IN THE PORTFOLIO. FLOATING-RATE LOAN SECURITIES AND HIGH-YIELD CORPORATE BONDS TEND TO BE RATED BELOW INVESTMENT GRADE. INVESTING IN HIGHER-YIELDING, LOWER-RATED SECURITIES INVOLVES GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL -- A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. SECURITIES WITH FLOATING INTEREST RATES GENERALLY ARE LESS SENSITIVE TO INTEREST RATE CHANGES, BUT MAY DECLINE IN VALUE IF THEIR INTEREST RATES DO NOT RISE AS MUCH AS INTEREST RATES IN GENERAL. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 4/30/06.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/06.

7. Effective 9/1/99, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/12/99, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/11/99, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/99 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +66.46% and +7.88%.

8. Source: Lehman Brothers Inc.; Lipper Inc. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 4/30/06, there were 121 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.


14 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT       ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                           VALUE 11/1/05         VALUE 4/30/06     PERIOD* 11/1/05-4/30/06
-----------------------------------------------------------------------------------------------------------------
Actual                                                $1,000               $1,042.30                $4.71
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000               $1,020.18                $4.66
-----------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------
Actual                                                $1,000               $1,041.00                $6.73
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000               $1,018.20                $6.66
-----------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------
Actual                                                $1,000               $1,040.20                $6.73
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000               $1,018.20                $6.66
-----------------------------------------------------------------------------------------------------------------
CLASS R
-----------------------------------------------------------------------------------------------------------------
Actual                                                $1,000               $1,041.10                $5.97
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000               $1,018.94                $5.91
-----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------
Actual                                                $1,000               $1,044.60                $3.45
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000               $1,021.42                $3.41
-----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.93%;
B: 1.33%; C: 1.33%; R: 1.18%; and Advisor: 0.68%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


16 | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN STRATEGIC INCOME FUND

                                                                 ---------------------------------------------------------------
                                                                                        YEAR ENDED APRIL 30,
CLASS A                                                              2006          2005          2004          2003         2002
                                                                 ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................   $  10.24      $  10.09      $   9.65      $   9.36     $   9.58
                                                                 ---------------------------------------------------------------
Income from investment operations:
 Net investment income a .....................................       0.51          0.53          0.56          0.65         0.75 f
 Net realized and unrealized gains (losses) ..................       0.05          0.27          0.54          0.35        (0.20) f
                                                                 ---------------------------------------------------------------
Total from investment operations .............................       0.56          0.80          1.10          1.00         0.55
                                                                 ---------------------------------------------------------------
Less distributions from net investment income ................      (0.60)        (0.65)        (0.66)        (0.71)       (0.77)
                                                                 ---------------------------------------------------------------
Redemption fees ..............................................         -- d          -- d          --            --           --
                                                                 ---------------------------------------------------------------
Net asset value, end of year .................................   $  10.20      $  10.24      $  10.09      $   9.65     $   9.36
                                                                 ===============================================================

Total return b ...............................................       5.69%         8.10%        11.69%        11.60%        6.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................   $998,182      $696,198      $446,282      $336,607     $261,446
Ratios to average net assets:
 Expenses before waiver and payments by affiliate ............       0.91%         0.92%         0.92%         0.96%        0.95%
 Expenses net of waiver and payments by affiliate ............       0.91% e       0.91% e       0.92% e       0.88%        0.84%
 Net investment income .......................................       5.05%         5.18%         5.53%         7.30%        8.03% f
Portfolio turnover rate ......................................      34.10%        48.57%        66.57%        67.65%       50.64%
Portfolio turnover rate excluding mortgage dollar rolls c ....      33.59%        39.91%        52.35%        53.25%       49.88%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c See Note 1(e) regarding mortgage dollar rolls.

d Amount is less than $0.01 per share.

e Benefit of expense reduction is less than 0.01%.

f Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share .....................................   $(0.01)
Net realized and unrealized losses per share ........................    (0.01)
Ratio of net investment income to average net assets ................    (0.13)%


                         Annual Report | See notes to financial statements. | 17

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)

                                                                 ---------------------------------------------------------------
                                                                                        YEAR ENDED APRIL 30,
CLASS B                                                              2006          2005          2004          2003         2002
                                                                 ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................   $  10.27      $  10.12      $   9.67      $   9.38     $   9.61
                                                                 ---------------------------------------------------------------
Income from investment operations:
 Net investment income a .....................................       0.47          0.49          0.52          0.61         0.72 f
 Net realized and unrealized gains (losses) ..................       0.06          0.27          0.55          0.35        (0.21) f
                                                                 ---------------------------------------------------------------
Total from investment operations .............................       0.53          0.76          1.07          0.96         0.51
                                                                 ---------------------------------------------------------------
Less distributions from net investment income ................      (0.56)        (0.61)        (0.62)        (0.67)       (0.74)
                                                                 ---------------------------------------------------------------
Redemption fees ..............................................         -- d          -- d          --            --           --
                                                                 ---------------------------------------------------------------
Net asset value, end of year .................................   $  10.24      $  10.27      $  10.12      $   9.67     $   9.38
                                                                 ===============================================================

Total return b ...............................................       5.34%         7.65%        11.33%        11.14%        5.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................   $104,477      $110,502      $ 91,974      $ 61,254     $ 40,821
Ratios to average net assets:
 Expenses before waiver and payments by affiliate ............       1.31%         1.32%         1.32%         1.36%        1.35%
 Expenses net of waiver and payments by affiliate ............       1.31% e       1.31% e       1.32% e       1.28%        1.24%
 Net investment income .......................................       4.65%         4.78%         5.13%         6.90%        7.65% f
Portfolio turnover rate ......................................      34.10%        48.57%        66.57%        67.65%       50.64%
Portfolio turnover rate excluding mortgage dollar rolls c ....      33.59%        39.91%        52.35%        53.25%       49.88%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge.

c See Note 1(e) regarding mortgage dollar rolls.

d Amount is less than $0.01 per share.

e Benefit of expense reduction is less than 0.01%.

f Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share .....................................   $(0.01)
Net realized and unrealized losses per share ........................    (0.01)
Ratio of net investment income to average net assets ................    (0.12)%


18 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)

                                                                 ---------------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS C                                                              2006          2005          2004          2003         2002
                                                                 ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................   $  10.24      $  10.09      $   9.64      $   9.36     $   9.58
                                                                 ---------------------------------------------------------------
Income from investment operations:
 Net investment income a .....................................       0.47          0.49          0.52          0.61         0.72 f
 Net realized and unrealized gains (losses) ..................       0.05          0.27          0.55          0.34        (0.20) f
                                                                 ---------------------------------------------------------------
Total from investment operations .............................       0.52          0.76          1.07          0.95         0.52
                                                                 ---------------------------------------------------------------
Less distributions from net investment income ................      (0.56)        (0.61)        (0.62)        (0.67)       (0.74)
                                                                 ---------------------------------------------------------------
Redemption fees ..............................................         -- d          -- d          --            --           --
                                                                 ---------------------------------------------------------------
Net asset value, end of year .................................   $  10.20      $  10.24      $  10.09      $   9.64     $   9.36
                                                                 ===============================================================

Total return b ...............................................       5.27%         7.67%        11.36%        11.18%        5.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................   $294,412      $213,741      $151,823      $ 86,153     $ 58,851
Ratios to average net assets:
 Expenses before waiver and payments by affiliate ............       1.31%         1.32%         1.32%         1.36%        1.35%
 Expenses net of waiver and payments by affiliate ............       1.31% e       1.31% e       1.32% e       1.28%        1.24%
 Net investment income .......................................       4.65%         4.78%         5.13%         6.90%        7.64% f
Portfolio turnover rate ......................................      34.10%        48.57%        66.57%        67.65%       50.64%
Portfolio turnover rate excluding mortgage dollar rolls c ....      33.59%        39.91%        52.35%        53.25%       49.88%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge.

c See Note 1(e) regarding mortgage dollar rolls.

d Amount is less than $0.01 per share.

e Benefit of expense reduction is less than 0.01%.

f Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share .....................................   $(0.01)
Net realized and unrealized losses per share ........................    (0.01)
Ratio of net investment income to average net assets ................    (0.13)%


                         Annual Report | See notes to financial statements. | 19

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)

                                                                 --------------------------------------------------------------
                                                                                       YEAR ENDED APRIL 30,
CLASS R                                                             2006          2005          2004          2003       2002 f
                                                                 --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................   $ 10.22       $ 10.07       $  9.63       $  9.34      $  9.39
                                                                 --------------------------------------------------------------
Income from investment operations:
 Net investment income a .....................................      0.49          0.51          0.53          0.63         0.28
 Net realized and unrealized gains (losses) ..................      0.05          0.26          0.55          0.35        (0.09)
                                                                 --------------------------------------------------------------
Total from investment operations .............................      0.54          0.77          1.08          0.98         0.19
                                                                 --------------------------------------------------------------
Less distributions from net investment income ................     (0.58)        (0.62)        (0.64)        (0.69)       (0.24)
                                                                 --------------------------------------------------------------
Redemption fees ..............................................        -- d          -- d          --            --           --
                                                                 --------------------------------------------------------------
Net asset value, end of year .................................   $ 10.18       $ 10.22       $ 10.07       $  9.63      $  9.34
                                                                 ==============================================================

Total return b ...............................................      5.44%         7.86%        11.45%        11.35%        2.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................   $32,971       $17,859       $ 7,324       $ 1,558      $ 1,239
Ratios to average net assets:
 Expenses before waiver and payments by affiliate ............      1.16%         1.17%         1.17%         1.21%        1.20% g
 Expenses net of waiver and payments by affiliate ............      1.16% e       1.16% e       1.17% e       1.13%        1.09% g
 Net investment income .......................................      4.80%         4.93%         5.28%         7.05%        9.18% g
Portfolio turnover rate ......................................     34.10%        48.57%        66.57%        67.65%       50.64%
Portfolio turnover rate excluding mortgage dollar rolls c ....     33.59%        39.91%        52.35%        53.25%       49.88%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge and is not annualized for periods less than one year.

c See Note 1(e) regarding mortgage dollar rolls.

d Amount is less than $0.01 per share.

e Benefit of expense reduction is less than 0.01%.

f For the period January 1, 2002 (effective date) to April 30, 2002.

g Annualized.


20 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)

                                                                  --------------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
ADVISOR CLASS                                                        2006          2005          2004          2003         2002
                                                                  --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............................   $ 10.24       $ 10.09       $  9.65       $  9.36      $  9.59
                                                                  --------------------------------------------------------------
Income from investment operations:
 Net investment income a ......................................      0.54          0.56          0.58          0.69         0.78 e
 Net realized and unrealized gains (losses) ...................      0.06          0.26          0.54          0.33        (0.21) e
                                                                  --------------------------------------------------------------
Total from investment operations ..............................      0.60          0.82          1.12          1.02         0.57
                                                                  --------------------------------------------------------------
Less distributions from net investment income .................     (0.63)        (0.67)        (0.68)        (0.73)       (0.80)
                                                                  --------------------------------------------------------------
Redemption fees ...............................................        -- c          -- c          --            --           --
                                                                  --------------------------------------------------------------
Net asset value, end of year ..................................   $ 10.21       $ 10.24       $ 10.09       $  9.65      $  9.36
                                                                  ==============================================================

Total return ..................................................      6.05%         8.37%        11.97%        11.87%        6.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............................   $57,367       $60,489       $39,784       $34,224      $31,493
Ratios to average net assets:
 Expenses before waiver and payments by affiliate .............      0.66%         0.67%         0.67%         0.71%        0.70%
 Expenses net of waiver and payments by affiliate .............      0.66% d       0.66% d       0.67% d       0.63%        0.59%
 Net investment income ........................................      5.30%         5.43%         5.78%         7.55%        8.29% e
Portfolio turnover rate .......................................     34.10%        48.57%        66.57%        67.65%       50.64%
Portfolio turnover rate excluding mortgage dollar rolls b .....     33.59%        39.91%        52.35%        53.25%       49.88%

a Based on average daily shares outstanding.

b See Note 1(e) regarding mortgage dollar rolls.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.

e Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share .....................................   $(0.01)
Net realized and unrealized losses per share ........................    (0.01)
Ratio of net investment income to average net assets ................    (0.13)%


                         Annual Report | See notes to financial statements. | 21

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2006

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                                       COUNTRY/ORGANIZATION       SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 94.4%
      COMMON STOCKS 0.0% a
      PRODUCER MANUFACTURING 0.0% a
  b,c Cambridge Industries Liquidating Trust Interest ...................      United States            516,372      $          568
  b,c VS Holdings Inc. ..................................................      United States             64,666                  --
                                                                                                                     --------------
      TOTAL COMMON STOCKS (COST $64,666)                                                                                        568
                                                                                                                     --------------
      CONVERTIBLE PREFERRED STOCKS 0.7%
      FINANCE 0.2%
      Fannie Mae, 5.375%, cvt. pfd. .....................................      United States                 29           2,768,540
                                                                                                                     --------------
      HEALTH TECHNOLOGY 0.3%
      Schering-Plough Corp., 6.00%, cvt. pfd. ...........................      United States             87,000           4,452,660
                                                                                                                     --------------
      PROCESS INDUSTRIES 0.2%
      Huntsman Corp., 5.00%, cvt. pfd. ..................................      United States             63,800           2,759,350
                                                                                                                     --------------
      TOTAL CONVERTIBLE PREFERRED STOCKS (COST $10,606,837) .............                                                 9,980,550
                                                                                                                     --------------

                                                                                                 ------------------
                                                                                                 PRINCIPAL AMOUNT d
                                                                                                 ------------------
  e,f SENIOR FLOATING RATE INTERESTS 9.4%
      COMMERCIAL SERVICES 0.0%a
      Affiliated Computer Services Inc., Term Loan B, 6.429%,
      3/20/13 ...........................................................      United States            610,470             615,799
                                                                                                                     --------------
      COMMUNICATIONS 0.7%
      Alaska Communications Systems Holdings Inc.,
        2006-1 Incremental Facility Loan, 6.729%, 2/01/12 ...............      United States            265,000             266,841
        Incremental Term Loan, 6.729%, 2/01/12 ..........................      United States            146,800             148,158
        Term Loan, 6.729%, 2/01/12 ......................................      United States          5,568,200           5,619,706
      Hawaiian Telecom Communications Inc.,
      g Term Loan A, 2.25 - 7.23%, 4/30/12 ..............................      United States            510,000             510,974
        Term Loan B, 7.23%, 10/31/12 ....................................      United States          4,559,000           4,605,821
                                                                                                                     --------------
                                                                                                                         11,151,500
                                                                                                                     --------------
      CONSUMER DURABLES 1.1%
      Eastman Kodak Co., Term Loan B1, 7.101 - 7.33%, 10/18/12 ..........      United States          3,845,114           3,883,603
      Jarden Corp., Term Loan B2, 6.74%, 1/24/12 ........................      United States          4,572,230           4,603,413
      Sealy Mattress Co., Term Loan D, 6.50 - 6.79%, 4/14/13 ............      United States          3,775,986           3,813,481
      Stile Acquisition Corp. (Masonite), Canadian Term Loan,
       6.979 - 7.108%, 4/05/13 ..........................................         Canada              2,455,621           2,438,235
      Stile U.S. Acquisition Corp. (Masonite), U.S. Term Loan,
       6.979 - 7.108%, 4/05/13 ..........................................      United States          2,459,804           2,442,389
                                                                                                                     --------------
                                                                                                                         17,181,121
                                                                                                                     --------------
      CONSUMER NON-DURABLES 0.3%
      Constellation Brands Inc., Term Loan B, 6.313 - 6.375%,
       12/22/11 .........................................................      United States          3,780,181           3,807,852
                                                                                                                     --------------
      CONSUMER SERVICES 2.4%
      CSC Holdings Inc. (Cablevision), Incremental Term Loan,
       6.58 - 6.74%, 3/29/13 ............................................      United States          4,450,000           4,474,030
      Hertz Corp.,
        Credit Link, 4.93%, 12/21/12 ....................................      United States            484,444             487,918
        Term Loan B, 6.96 - 7.26%, 12/21/12 .............................      United States          3,299,517           3,323,175


22 | Annual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                                       COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT d       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
  e,f SENIOR FLOATING RATE INTERESTS (CONTINUED)
      CONSUMER SERVICES (CONTINUED)
    h Mediacom Broadband (MCC Iowa), Delay Draw, 8.50%,
       1/31/15 ..........................................................      United States          1,532,000      $    1,535,784
      Mission Broadcasting Inc., Term Loan B, 6.729%, 10/01/12 ..........      United States          1,999,112           2,003,090
      Nexstar Broadcasting Inc., Term Loan B, 6.729%, 10/01/12 ..........      United States          1,988,461           1,992,418
      Penn National Gaming Inc., Term Loan B, 6.26 - 6.86%,
       10/03/12 .........................................................      United States          3,680,164           3,734,925
      R.H. Donnelley Inc.,
        Term Loan A3, 6.20 - 6.34%, 12/31/09 ............................      United States            318,943             320,503
        Term Loan D, 6.35 - 6.53%, 6/30/11 ..............................      United States          4,663,624           4,687,176
      Regal Cinemas Inc., Term Loan B, 6.479%, 11/10/10 .................      United States          4,033,402           4,054,012
    h UPC Financing Partnership,
        Term Loan J2, 8.75%, 12/31/13 ...................................       Netherlands           2,315,000           2,331,020
        Term Loan K2, 8.75%, 12/31/13 ...................................       Netherlands           2,315,000           2,331,020
    h Venetian Macau US Finance Co. LLC,
        Delay Draw, 9.50%, 4/04/12 ......................................      United States          1,693,333           1,697,160
        Term Loan B, 9.50%, 4/04/13 .....................................      United States          3,386,667           3,427,848
                                                                                                                     --------------
                                                                                                                         36,400,079
                                                                                                                     --------------
      ENERGY MINERALS 0.3%
      Citgo Petroleum Corp., Term Loan B, 6.213%, 11/15/12 ..............      United States          4,156,583           4,192,786
                                                                                                                     --------------
      FINANCE 1.0%
      Ameritrade Holding Corp., Term Loan B, 6.49%, 1/13/13 .............      United States          3,860,000           3,880,226
    h Avis Budget Car Rental, Term Loan, 8.00%, 4/19/12 .................      United States          5,560,000           5,546,211
      Fidelity National Information Services Inc., Term Loan B, 6.602%,
       3/09/13 ..........................................................      United States          5,394,813           5,441,209
                                                                                                                     --------------
                                                                                                                         14,867,646
                                                                                                                     --------------
      HEALTH SERVICES 0.7%
      Fresenius Medical Care Holdings Inc., Term Loan B,
       6.354 - 6.403%, 3/31/13 ..........................................      United States          4,300,000           4,312,814
      LifePoint Hospitals Inc., Term Loan B, 6.185%, 4/15/12 ............      United States          4,802,217           4,840,731
      Quintiles Transnational Corp., Term Loan B, 6.82%, 3/31/13 ........      United States            670,000             675,775
                                                                                                                     --------------
                                                                                                                          9,829,320
                                                                                                                     --------------
      INDUSTRIAL SERVICES 0.4%
    h Allied Waste North America Inc.,
        Credit Link, 4.88%, 1/15/12 .....................................      United States          1,216,547           1,220,367
        Term Loan B, 6.48 - 6.86%, 1/15/12 ..............................      United States          3,133,453           3,143,292
      Epco Holdings Inc., Term Loan C, 7.00 - 7.221%, 8/18/10 ...........      United States          1,226,610           1,243,763
                                                                                                                     --------------
                                                                                                                          5,607,422
                                                                                                                     --------------
      PROCESS INDUSTRIES 0.9%
      Brenntag Holding GmbH & Co. KG,
        Acquisition Facility, 7.44%, 1/18/14 ............................         Germany               120,371             122,297
        Term Loan B2, 7.44%, 1/18/14 ....................................      United States            492,629             500,551
      Georgia-Pacific Corp.,
        Second Lien Term Loan, 7.88 - 8.029%, 12/23/13 ..................      United States            675,000             689,033
        Term Loan B, 6.88 - 6.979%, 12/20/12 ............................      United States          3,491,250           3,501,794


                                                              Annual Report | 23

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                                       COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT d       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
  e,f SENIOR FLOATING RATE INTERESTS (CONTINUED)
      PROCESS INDUSTRIES (CONTINUED)
      Hexion Specialty Chemicals Inc.,
        Tranche B-1, 7.50%, 5/31/12 .....................................      United States          1,219,903      $    1,232,773
        Tranche B-3 CL, 4.729%, 5/31/12 .................................      United States            330,435             333,921
      Ineos U.S. Finance LLC,
        Term Loan B2, 7.339%, 12/16/13 ..................................      United States          1,979,200           2,003,544
        Term Loan C2, 7.839%, 12/16/14 ..................................      United States          1,979,200           2,003,980
      ISP Chemco Inc., Term Loan, 6.50%, 2/16/13 ........................      United States            737,000             744,480
      Resolution Europe B.V. (Hexion), Tranche B-2, 7.50%,
       5/31/12 ..........................................................       Netherlands           1,847,993           1,867,489
                                                                                                                     --------------
                                                                                                                         12,999,862
                                                                                                                     --------------
      REAL ESTATE DEVELOPMENT 0.2%
      Macerich Co., Term Loan B, 6.375%, 4/25/10 ........................      United States          3,363,000           3,377,730
                                                                                                                     --------------
      REAL ESTATE INVESTMENT TRUSTS 0.5%
      Capital Automotive REIT, Term Loan B, 6.58%, 12/10/10 .............      United States          5,104,748           5,154,315
      Lion Gables Realty LP, Term Loan B, 6.59%, 9/30/06 ................      United States            285,333             285,943
    h Trizec Properties Inc., Term Loan B, 8.15%, 5/02/07 ...............      United States          2,320,000           2,325,429
                                                                                                                     --------------
                                                                                                                          7,765,687
                                                                                                                     --------------
      RETAIL TRADE 0.3%
    h The William Carter Co., Term Loan B, 6.559 - 6.758%,
       7/14/12 ..........................................................      United States          4,153,954           4,192,876
                                                                                                                     --------------
      TECHNOLOGY SERVICES 0.3%
      Sungard Data Systems Inc., Term Loan, 7.215%, 2/11/13 .............      United States          4,257,825           4,306,535
                                                                                                                     --------------
      UTILITIES 0.3%
      Astoria Generating Co. Acquisitions LLC,
        L/C Term Loan, 6.94%, 2/23/11 ...................................      United States            185,833             188,305
        Term Loan B, 6.94%, 2/23/13 .....................................      United States            860,162             872,102
      NRG Energy Inc.,
        Credit Link, 6.979%, 2/01/13 ....................................      United States            569,800             577,025
        Term Loan B, 6.82%, 2/01/13 .....................................      United States          2,499,200           2,530,865
                                                                                                                     --------------
                                                                                                                          4,168,297
                                                                                                                     --------------
      TOTAL SENIOR FLOATING RATE INTERESTS (COST $140,053,016) ..........                                               140,464,512
                                                                                                                     --------------
      CORPORATE BONDS 35.1%
      COMMERCIAL SERVICES 1.3%
      Dex Media East LLC, senior sub. note, B, 12.125%, 11/15/12 ........      United States          1,321,000           1,500,986
      Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 .............      United States          4,000,000           4,425,000
      JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to
       5/17/07, 10.67% thereafter, 5/15/13 ..............................      United States          1,800,000           1,566,000
      JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 ........      United States          3,500,000           3,591,875
      Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ...............      United States          5,000,000           5,037,500
    i R.H. Donnelley Corp., senior note, 144A, 8.875%, 1/15/16 ..........      United States          1,400,000           1,447,250
      United Rentals North America Inc., senior sub. note, 7.75%,
      11/15/13 ..........................................................      United States          2,100,000           2,121,000
                                                                                                                     --------------
                                                                                                                         19,689,611
                                                                                                                     --------------


24 | Annual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                                       COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT d       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      COMMUNICATIONS 3.6%
      Dobson Cellular Systems Inc., senior secured note, 9.875%,
       11/01/12 .........................................................      United States          5,000,000      $    5,487,500
      Inmarsat Finance PLC, senior note,
        7.625%, 6/30/12 .................................................      United Kingdom         2,587,000           2,664,610
        zero cpn. to 11/15/08, 10.375% thereafter, 11/15/12 .............      United Kingdom         1,500,000           1,297,500
      Intelsat Bermuda Ltd., senior note, 8.25%, 1/15/13 ................         Bermuda             6,000,000           6,142,500
      Millicom International Cellular SA, senior note, 10.00%,
       12/01/13 .........................................................        Luxembourg           5,500,000           6,160,000
      Nextel Communications Inc., senior note, D, 7.375%, 8/01/15 .......      United States          3,000,000           3,134,169
  h,i Nordic Telephone Co. Holdings., senior note, 144A, 8.875%,
       5/01/16 ..........................................................         Denmark             1,400,000           1,456,000
      Qwest Communications International Inc., senior note, 7.50%,
       2/15/14 ..........................................................      United States          6,000,000           6,075,000
      Rogers Wireless Inc., senior secured note, 7.25%, 12/15/12 ........          Canada             6,000,000           6,247,500
      Time Warner Telecom Holdings Inc., senior note, 9.25%,
      2/15/14 ...........................................................      United States          2,500,000           2,675,000
      Verizon New York Inc.,
        7.375%, 4/01/32 .................................................      United States          1,000,000           1,003,935
        senior deb., A, 6.875%, 4/01/12 .................................      United States          5,500,000           5,651,750
    i Wind Acquisition Finance SA, senior note, 144A, 10.75%,
       12/01/15 .........................................................          Italy              5,000,000           5,550,000
                                                                                                                     --------------
                                                                                                                         53,545,464
                                                                                                                     --------------
      CONSUMER DURABLES 2.1%
      D.R. Horton Inc., senior note, 8.50%, 4/15/12 .....................      United States          4,000,000           4,242,668
      Ford Motor Credit Co., 5.625%, 10/01/08 ...........................      United States          6,000,000           5,464,416
      General Motors Acceptance Corp.,
        7.25%, 3/02/11 ..................................................      United States          4,500,000           4,306,833
        6.875%, 8/28/12 .................................................      United States          4,000,000           3,731,888
      General Motors Corp., senior deb., 8.25%, 7/15/23 .................      United States          2,000,000           1,460,000
      Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ..............      United States            200,000             199,500
      KB Home, senior note,
        6.25%, 6/15/15 ..................................................      United States          1,800,000           1,686,960
        7.25%, 6/15/18 ..................................................      United States          2,300,000           2,280,510
      Simmons Bedding Co., senior sub. note, 7.875%, 1/15/14 ............      United States          3,600,000           3,564,000
      William Lyon Homes Inc., senior note, 7.625%, 12/15/12 ............      United States          4,500,000           3,903,750
                                                                                                                     --------------
                                                                                                                         30,840,525
                                                                                                                     --------------
      CONSUMER NON-DURABLES 1.2%
    i Nutro Products Inc., senior sub. note, 144A, 10.75%, 4/15/14 ......      United States            200,000             208,000
      Smithfield Foods Inc., senior note,
        7.00%, 8/01/11 ..................................................      United States          3,300,000           3,258,750
        7.75%, 5/15/13 ..................................................      United States          2,700,000           2,733,750
      Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15 ...........      United States          6,000,000           5,070,000
      Tyson Foods Inc.,
        6.60%, 4/01/16 ..................................................      United States          1,000,000             982,746
        senior note, 8.25%, 10/01/11 ....................................      United States          5,000,000           5,319,715
                                                                                                                     --------------
                                                                                                                         17,572,961
                                                                                                                     --------------


                                                              Annual Report | 25

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                                       COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT d       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      CONSUMER SERVICES 8.2%
    j Adelphia Communications Corp., senior note, 10.875%,
       10/01/10 .........................................................      United States          4,000,000      $    1,900,000
      Advanstar Communications Inc., senior secured note, 10.75%,
       8/15/10 ..........................................................      United States          1,800,000           1,962,000
      AMC Entertainment Inc., senior sub. note, 9.875%, 2/01/12 .........      United States          5,000,000           5,075,000
      Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14 ...............      United States          4,000,000           3,980,000
      Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12 .........      United States          2,500,000           2,506,250
      CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 ..............          Canada             3,300,000           3,361,875
      CCH I Holdings LLC, senior note, 9.92%, 4/01/14 ...................      United States            750,000             468,750
      CCH I LLC, senior secured note, 11.00%, 10/01/15 ..................      United States            750,000             671,250
      CCH II LLC, senior note, 10.25%, 9/15/10 ..........................      United States          5,500,000           5,568,750
      Clear Channel Communications Inc., senior note, 5.75%,
       1/15/13 ..........................................................      United States          6,000,000           5,706,804
      Comcast Corp., 5.65%, 6/15/35 .....................................      United States          6,000,000           5,169,996
      CSC Holdings Inc., senior deb., 7.625%, 7/15/18 ...................      United States          3,500,000           3,517,500
      DIRECTV Holdings LLC, senior note,
        8.375%, 3/15/13 .................................................      United States          2,000,000           2,147,500
        6.375%, 6/15/15 .................................................      United States          1,000,000             982,500
      EchoStar DBS Corp., senior note, 6.375%, 10/01/11 .................      United States          6,000,000           5,872,500
      Emmis Operating Co., senior sub. note, 6.875%, 5/15/12 ............      United States          5,000,000           4,893,750
      Harrah's Operating Co. Inc., senior note, 5.50%, 7/01/10 ..........      United States          6,000,000           5,934,864
    i Hertz Corp., senior note, 144A, 8.875%, 1/01/14 ...................      United States          3,700,000           3,949,750
      Liberty Media Corp., senior note, 5.70%, 5/15/13 ..................      United States          6,000,000           5,613,360
    i Lighthouse International Co. SA, senior note, 144A, 8.00%,
      4/30/14 ...........................................................          Italy              4,500,000 EUR       6,111,782
      LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ............      United States          5,500,000           5,115,000
      MGM MIRAGE Inc., senior note, 6.625%, 7/15/15 .....................      United States          6,500,000           6,329,375
      News America Inc., 5.30%, 12/15/14 ................................      United States          6,000,000           5,754,462
      Pinnacle Entertainment Inc., senior sub. note, 8.75%,
      10/01/13 ..........................................................      United States          5,000,000           5,400,000
    i Quebecor Media Inc., senior note, 144A, 7.75%, 3/15/16 ............          Canada             1,600,000           1,648,000
      Radio One Inc., senior sub. note, 6.375%, 2/15/13 .................      United States          5,000,000           4,725,000
      Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 .........      United States          6,000,000           6,232,452
      Station Casinos Inc.,
        senior note, 6.00%, 4/01/12 .....................................      United States          1,200,000           1,173,000
        senior sub. note, 6.50%, 2/01/14 ................................      United States          1,000,000             977,500
        senior sub. note, 6.875%, 3/01/16 ...............................      United States          3,800,000           3,752,500
    i Viacom Inc., 144A, 6.25%, 4/30/16 .................................      United States          6,000,000           5,957,436
                                                                                                                     --------------
                                                                                                                        122,458,906
                                                                                                                     --------------
      ELECTRONIC TECHNOLOGY 1.5%
      DRS Technologies Inc., senior sub. note, 7.625%, 2/01/18 ..........      United States          3,525,000           3,635,156
      L-3 Communications Corp., senior sub. note,
        5.875%, 1/15/15 .................................................      United States          5,500,000           5,197,500
        6.375%, 10/15/15 ................................................      United States            500,000             487,500


26 | Annual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                                       COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT d       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      ELECTRONIC TECHNOLOGY (CONTINUED)
      Sanmina-SCI Corp., senior sub. note,
        6.75%, 3/01/13 ..................................................      United States          4,300,000      $    4,138,750
        8.125%, 3/01/16 .................................................      United States            700,000             714,000
    i Solectron Global Finance Ltd., senior sub. note, 144A, 8.00%,
      3/15/16 ...........................................................      United States          5,000,000           5,087,500
      Xerox Corp., senior note, 7.125%, 6/15/10 .........................      United States          3,000,000           3,105,000
                                                                                                                     --------------
                                                                                                                         22,365,406
                                                                                                                     --------------
      ENERGY MINERALS 2.1%
      Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 ..............      United States          6,000,000           5,715,000
      Kerr-McGee Corp., 6.95%, 7/01/24 ..................................      United States          4,500,000           4,542,701
    i Mariner Energy Inc., senior note, 144A, 7.50%, 4/15/13 ............      United States          4,100,000           4,079,500
    i Massey Energy Co., senior note, 144A, 6.875%, 12/15/13 ............      United States          4,500,000           4,353,750
      Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 .............      United States          3,000,000           3,037,500
      Plains Exploration & Production Co., senior note, 7.125%,
       6/15/14 ..........................................................      United States          5,500,000           5,596,250
      Pogo Producing Co., senior sub. note, 6.875%, 10/01/17 ............      United States          4,800,000           4,692,000
                                                                                                                     --------------
                                                                                                                         32,016,701
                                                                                                                     --------------
      FINANCE 0.7%
      JPMorgan Chase & Co., sub. note, 5.75%, 1/02/13 ...................      United States          4,000,000           4,005,008
      KfW Bankengruppe, 8.25%, 9/20/07 ..................................         Germany           140,000,000 ISK       1,820,264
      Lazard Group LLC, 7.125%, 5/15/15 .................................      United States          4,500,000           4,614,116
                                                                                                                     --------------
                                                                                                                         10,439,388
                                                                                                                     --------------
      HEALTH SERVICES 2.3%
      DaVita Inc., senior sub. note, 7.25%, 3/15/15 .....................      United States          5,500,000           5,527,500
      Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ..........         Germany             5,500,000           5,637,500
      HCA Inc.,
        6.50%, 2/15/16 ..................................................      United States          1,000,000             966,524
        senior note, 8.75%, 9/01/10 .....................................      United States          4,000,000           4,352,316
      Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 .............      United States          5,500,000           5,128,750
      United Surgical Partners International Inc., senior sub. note,
       10.00%, 12/15/11 .................................................      United States          3,000,000           3,213,750
      Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
       10/01/14 .........................................................      United States          4,500,000           4,668,750
      WellPoint Inc., 5.25%, 1/15/16 ....................................      United States          5,000,000           4,760,265
                                                                                                                     --------------
                                                                                                                         34,255,355
                                                                                                                     --------------
      INDUSTRIAL SERVICES 1.6%
      Allied Waste North America Inc., senior secured note,
        6.50%, 11/15/10 .................................................      United States          2,900,000           2,878,250
        B, 5.75%, 2/15/11 ...............................................      United States          1,600,000           1,536,000
    i Copano Energy LLC, senior note, 144A, 8.125%, 3/01/16 .............      United States          1,925,000           1,987,563
      El Paso Corp., senior note, 7.875%, 6/15/12 .......................      United States          3,500,000           3,640,000
      El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10 ..........      United States          4,500,000           4,685,625
      Hanover Compressor Co., senior note, 7.50%, 4/15/13 ...............      United States            500,000             504,375


                                                              Annual Report | 27

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                                       COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT d       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      INDUSTRIAL SERVICES (CONTINUED)
      Hanover Equipment Trust 01, senior secured note, B, 8.75%,
       9/01/11 ..........................................................      United States          3,500,000      $    3,666,250
      Markwest Energy Partners LP, senior note, 6.875%, 11/01/14 ........      United States          4,500,000           4,297,500
                                                                                                                     --------------
                                                                                                                         23,195,563
                                                                                                                     --------------
      NON-ENERGY MINERALS 0.4%
    i Novelis Inc., senior note, 144A, 7.25%, 2/15/15 ...................         Canada              6,000,000           5,850,000
                                                                                                                     --------------
      PROCESS INDUSTRIES 3.6%
      Abitibi-Consolidated Co. of Canada, senior note, 8.375%,
       4/01/15 ..........................................................         Canada              5,500,000           5,582,500
    i Basell AF SCA, senior note, 144A, 8.375%, 8/15/15 .................         Germany             5,000,000           4,981,250
      BCP Crystal Holdings Corp., senior sub. note, 9.625%,
       6/15/14 ..........................................................      United States          6,000,000           6,630,000
      Bunge Ltd. Finance Corp., senior note, 5.10%, 7/15/15 .............      United States          5,000,000           4,611,005
    i Crown Americas Inc., senior note, 144A, 7.75%, 11/15/15 ...........      United States          6,000,000           6,195,000
      Graphic Packaging International Corp., senior note, 8.50%,
       8/15/11 ..........................................................      United States          4,500,000           4,522,500
      JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 .................         Ireland             5,000,000           4,650,000
      Nalco Co., senior sub. note, 8.875%, 11/15/13 .....................      United States          6,000,000           6,225,000
      Owens-Brockway Glass Container Inc., senior note, 6.75%,
       12/01/14 .........................................................      United States          6,000,000           5,790,000
      Rhodia SA, senior note, 10.25%, 6/01/10 ...........................         France              3,605,000           4,046,612
                                                                                                                     --------------
                                                                                                                         53,233,867
                                                                                                                     --------------
      PRODUCER MANUFACTURING 1.5%
      Case New Holland Inc., senior note, 9.25%, 8/01/11 ................      United States          6,000,000           6,405,000
      Commercial Vehicle Group Inc., senior note, 8.00%, 7/01/13 ........      United States          4,500,000           4,522,500
    i Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ..................     United Kingdom          4,500,000           4,770,000
      Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11 .......      United States            800,000             766,000
      Nortek Inc., senior sub. note, 8.50%, 9/01/14 .....................      United States          5,000,000           5,150,000
                                                                                                                     --------------
                                                                                                                         21,613,500
                                                                                                                     --------------
      REAL ESTATE DEVELOPMENT 0.6%
      EOP Operating LP, 4.75%, 3/15/14 ..................................      United States          5,000,000           4,594,275
      Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 ........      United States          4,500,000           4,685,625
                                                                                                                     --------------
                                                                                                                          9,279,900
                                                                                                                     --------------
      REAL ESTATE INVESTMENT TRUSTS 0.4%
      Host Marriott LP, senior note,
        K, 7.125%, 11/01/13 .............................................      United States          4,000,000           4,080,000
        M, 7.00%, 8/15/12 ...............................................      United States          2,000,000           2,030,000
                                                                                                                     --------------
                                                                                                                          6,110,000
                                                                                                                     --------------
      RETAIL TRADE 0.7%
    i GSC Holdings Corp., senior note, 144A, 8.00%, 10/01/12 ............      United States          5,000,000           5,031,250
      Rite Aid Corp., senior note, 9.25%, 6/01/13 .......................      United States          5,000,000           4,931,250
                                                                                                                     --------------
                                                                                                                          9,962,500
                                                                                                                     --------------


28 | Annual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                                       COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT d       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      TECHNOLOGY SERVICES 1.0%
    i Oracle Corp., 144A, 5.25%, 1/15/16 ................................      United States          6,000,000      $    5,682,666
    i SunGard Data Systems Inc.,
        senior note, 144A, 9.125%, 8/15/13 ..............................      United States          3,000,000           3,217,500
        senior sub. note, 144A, 10.25%, 8/15/15 .........................      United States          2,500,000           2,700,000
      UGS Corp., senior sub. note, 10.00%, 6/01/12 ......................      United States          3,000,000           3,292,500
                                                                                                                     --------------
                                                                                                                         14,892,666
                                                                                                                     --------------
      UTILITIES 2.3%
    i Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12 .............      United States          4,000,000           4,370,000
      Aquila Inc., senior note, 9.95%, 2/01/11 ..........................      United States          4,000,000           4,450,000
i,j,k Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10 ..........      United States          4,000,000           3,680,000
    i Dynegy Holdings Inc., senior note, 144A, 8.375%, 5/01/16 ..........      United States          5,000,000           5,000,000
      Midwest Generation LLC, senior secured note, 8.75%, 5/01/34 .......      United States          4,000,000           4,340,000
    i Mirant North America LLC, senior note, 144A, 7.375%,
       12/31/13 .........................................................      United States          2,200,000           2,219,250
      NRG Energy Inc., senior note, 7.375%, 2/01/16 .....................      United States          4,400,000           4,449,500
      TXU Corp., senior note, 5.55%, 11/15/14 ...........................      United States          6,000,000           5,605,632
                                                                                                                     --------------
                                                                                                                         34,114,382
                                                                                                                     --------------
      TOTAL CORPORATE BONDS (COST $519,421,029)                                                                         521,436,695
                                                                                                                     --------------
      CONVERTIBLE BONDS 0.3%
      ELECTRONIC TECHNOLOGY 0.3%
      Fairchild Semiconductor Corp., cvt., 5.00%, 11/01/08 ..............      United States          2,000,000           1,987,500
      Liberty Media Corp. into Motorola, cvt., senior deb., 3.50%,
       1/15/31 ..........................................................      United States          3,000,000           3,003,750
                                                                                                                     --------------
      TOTAL CONVERTIBLE BONDS (COST $4,559,868) .........................                                                 4,991,250
                                                                                                                     --------------
      ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
      SECURITIES 2.1%
      FINANCE 2.1%
      Countrywide Asset-Backed Certificates,
        2004-7, AF4, 4.774%, 8/25/32 ....................................      United States            725,000             718,359
        2005-11, AF4, 5.21%, 3/25/34 ....................................      United States          2,800,000           2,703,658
        2005-12, 2A5, 5.245%, 2/25/36 ...................................      United States          5,000,000           4,789,628
      GE Capital Commercial Mortgage Corp., 2003-CI, A4, 4.819%,
      1/10/38 ...........................................................      United States          1,827,831           1,754,559
      JP Morgan Chase Commercial Mortgage Sec Corp.,
      f 2004-CB9, A4, 5.38%, 6/12/41 ....................................      United States          8,871,306           8,766,201
        2004-LN2, A2, 5.115%, 7/15/41 ...................................      United States            807,292             775,331
    i Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%, 12/25/24 ..........      United States            127,792             127,363
    i Morgan Stanley Auto Loan Trust, 2003-HB1, D, 144A, 5.50%,
      4/15/11 ...........................................................      United States             58,802              58,729
    f Morgan Stanley Capital I, 2004-IQ7, A4, 5.43%, 6/15/38 ............      United States          7,000,000           6,901,028
     Popular ABS Mortgage Pass-Through Trust, 2005-3, AF6, 4.759%,
       7/25/35 ..........................................................      United States          1,500,000           1,430,895
      Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%,
       4/25/32 ..........................................................      United States            750,000             739,332


                                                              Annual Report | 29

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                                       COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT d       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      ASSET-BACKED SECURITIES AND
      COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
      FINANCE (CONTINUED)
      Residential Funding Mortgage Securities II, 2005-HI1, A4, 4.70%,
       8/25/34 ..........................................................      United States          1,400,000     $     1,360,430
      Wells Fargo Home Equity Trust, 2004-2, AI5, 4.89%,
       11/25/28 .........................................................      United States          1,730,000           1,659,919
                                                                                                                     --------------
      TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
       MORTGAGE-BACKED SECURITIES (COST $33,350,082) ....................                                                31,785,432
                                                                                                                     --------------
      MORTGAGE-BACKED SECURITIES 12.2%
    f FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.1%
      FHLMC, 4.689%, 1/01/33 ............................................      United States            840,065             833,197
                                                                                                                     --------------
      FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 4.3%
      FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19 .....................      United States          8,431,391           8,037,179
      FHLMC Gold 15 Year, 5.00%, 12/01/17 - 9/01/19 .....................      United States          9,111,919           8,872,633
      FHLMC Gold 15 Year, 5.50%, 7/01/17 - 2/01/19 ......................      United States          1,644,375           1,631,896
      FHLMC Gold 15 Year, 6.50%, 4/01/11 ................................      United States              1,418               1,442
      FHLMC Gold 15 Year, 7.00%, 1/01/09 - 9/01/11 ......................      United States              2,538               2,593
      FHLMC Gold 30 Year, 5.00%, 3/01/34 - 8/01/35 ......................      United States         12,789,842          12,113,878
      FHLMC Gold 30 Year, 5.50%, 6/01/33 - 10/01/35 .....................      United States          9,983,898           9,711,452
    h FHLMC Gold 30 Year, 6.00%, 5/01/31 - 4/01/36 ......................      United States         16,916,990          16,874,408
    h FHLMC Gold 30 Year, 6.50%, 10/01/21 - 5/15/36 .....................      United States          6,345,258           6,455,605
      FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32 ......................      United States            369,072             380,101
      FHLMC Gold 30 Year, 7.50%, 4/01/24 - 1/01/31 ......................      United States             70,626              73,688
      FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26 .....................      United States              1,920               2,048
      FHLMC Gold 30 Year, 9.00%, 12/01/24 ...............................      United States                677                 737
                                                                                                                     --------------
                                                                                                                         64,157,660
                                                                                                                     --------------
    f FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 0.2%
      FNMA, 4.49%, 4/01/20 ..............................................      United States            577,565             560,959
      FNMA, 4.624%, 12/01/34 ............................................      United States          3,135,553           3,075,042
                                                                                                                     --------------
                                                                                                                          3,636,001
                                                                                                                     --------------
      FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 6.5%
      FNMA 15 Year, 4.50%, 3/01/20 ......................................      United States          1,933,512           1,842,472
      FNMA 15 Year, 5.00%, 1/01/18 - 6/01/18 ............................      United States          2,874,184           2,805,304
      FNMA 15 Year, 5.50%, 3/01/14 - 4/01/21 ............................      United States          9,173,303           9,110,076
      FNMA 15 Year, 6.00%, 4/01/13 - 10/01/16 ...........................      United States            390,332             395,535
      FNMA 15 Year, 6.50%, 2/01/09 - 6/01/13 ............................      United States             44,423              45,453
      FNMA 15 Year, 7.50%, 10/01/07 - 12/01/28 ..........................      United States             37,412              39,058
      FNMA 30 Year, 5.00%, 4/01/34 - 10/01/35 ...........................      United States          3,229,250           3,061,167
      FNMA 30 Year, 5.50%, 9/01/33 - 1/01/36 ............................      United States         43,244,410          42,043,598
    h FNMA 30 Year, 6.00%, 5/01/32 - 1/01/36 ............................      United States         34,647,214          34,519,153
      FNMA 30 Year, 6.50%, 1/01/24 - 8/01/32 ............................      United States          2,212,525           2,258,960
      FNMA 30 Year, 7.00%, 1/01/26 - 7/01/32 ............................      United States            444,433             457,967
      FNMA 30 Year, 7.50%, 10/01/29 .....................................      United States             59,659              62,189
      FNMA 30 Year, 8.00%, 1/01/25 - 1/01/27 ............................      United States             30,764              32,795


30 | Annual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                                       COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT d       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      MORTGAGE-BACKED SECURITIES (CONTINUED)
      FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE (CONTINUED)
      FNMA 30 Year, 8.50%, 7/01/25 ......................................      United States              1,905      $        2,052
      FNMA 30 Year, 9.00%, 5/01/25 ......................................      United States              1,704               1,860
                                                                                                                     --------------
                                                                                                                         96,677,639
                                                                                                                     --------------
      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 1.1%
      GNMA I SF 15 Year, 7.00%, 7/15/08 .................................      United States             76,594              77,624
      GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34 .......................      United States          1,997,608           1,917,707
      GNMA I SF 30 Year, 5.50%, 2/15/33 - 9/15/34 .......................      United States          5,751,098           5,651,701
      GNMA I SF 30 Year, 6.00%, 1/15/33 .................................      United States            528,780             531,226
      GNMA I SF 30 Year, 6.50%, 3/15/24 - 3/15/32 .......................      United States            532,670             548,845
      GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28 ......................      United States             59,102              61,445
      GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27 .......................      United States             35,152              36,975
      GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27 .......................      United States             28,348              30,318
      GNMA I SF 30 Year, 8.50%, 8/15/24 .................................      United States                269                 292
      GNMA I SF 30 Year, 9.00%, 1/15/25 .................................      United States                950               1,033
      GNMA I SF 30 Year, 9.50%, 6/15/25 .................................      United States                753                 835
      GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33 .....................      United States          2,688,444           2,565,355
      GNMA II SF 30 Year, 5.50%, 6/20/34 ................................      United States          1,484,431           1,452,657
      GNMA II SF 30 Year, 6.00%, 11/20/34 ...............................      United States          1,403,496           1,405,496
      GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31 .....................      United States            665,026             678,803
      GNMA II SF 30 Year, 7.00%, 1/20/33 ................................      United States            616,226             633,054
      GNMA II SF 30 Year, 7.50%, 8/20/16 - 4/20/32 ......................      United States            365,254             379,484
                                                                                                                     --------------
                                                                                                                         15,972,850
                                                                                                                     --------------
      TOTAL MORTGAGE-BACKED SECURITIES (COST $185,747,717) ..............                                               181,277,347
                                                                                                                     --------------
      U.S. GOVERNMENT AND AGENCY SECURITIES 8.2%
      GOVERNMENT BONDS 8.2%
      FHLMC,
        4.375%, 7/17/15 .................................................      United States          4,300,000           4,006,073
        4.875%, 11/15/13 ................................................      United States            500,000             487,074
        6.00%, 6/15/11 ..................................................      United States          4,900,000           5,058,936
      FNMA,
        3.00%, 8/17/07 ..................................................      United States          2,500,000           2,433,763
        3.25%, 1/15/08 ..................................................      United States          2,100,000           2,036,798
        4.25%, 5/15/09 ..................................................      United States            400,000             390,446
        4.375%, 3/15/13 .................................................      United States          2,600,000           2,463,726
        4.375%, 10/15/15 ................................................      United States          1,900,000           1,775,020
        5.00%, 4/15/15 ..................................................      United States            600,000             588,327
        5.00%, 3/15/16 ..................................................      United States          1,000,000             973,043
        5.25%, 1/15/09 ..................................................      United States          7,100,000           7,121,584
        5.375%, 11/15/11 ................................................      United States          1,700,000           1,707,951
        5.50%, 3/15/11 ..................................................      United States            300,000             303,068
        6.625%, 11/15/10 ................................................      United States          1,850,000           1,952,414
      U.S. Treasury Bond,
        4.875%, 2/15/12 .................................................      United States          4,000,000           3,986,564
        6.88%, 8/15/25 ..................................................      United States          9,450,000          11,218,189
        7.125%, 2/15/23 .................................................      United States         10,200,000          12,241,601
        7.50%, 11/15/16 .................................................      United States          7,600,000           9,048,157


                                                              Annual Report | 31

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                                     COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT d        VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
      GOVERNMENT BONDS (CONTINUED)
      U.S. Treasury Note,
        2.375%, 8/15/06 ...............................................      United States           2,000,000       $    1,986,172
        3.00%, 12/31/06 ...............................................      United States           2,000,000            1,974,766
        3.00%, 11/15/07 ...............................................      United States           5,500,000            5,348,321
        3.00%, 2/15/08 ................................................      United States           3,500,000            3,389,124
        3.125%, 5/15/07 ...............................................      United States           4,500,000            4,419,670
        3.375%, 10/15/09 ..............................................      United States             500,000              476,133
        3.50%, 12/15/09 ...............................................      United States           4,500,000            4,294,512
        4.00%, 9/30/07 ................................................      United States           6,100,000            6,027,087
        4.00%, 4/15/10 ................................................      United States           1,100,000            1,064,852
        4.00%, 11/15/12 ...............................................      United States           1,850,000            1,749,985
        4.125%, 8/15/10 ...............................................      United States           2,900,000            2,813,682
        4.25%, 8/15/13 ................................................      United States           5,700,000            5,439,271
        4.25%, 11/15/13 ...............................................      United States           7,000,000            6,665,316
        4.25%, 11/15/14 ...............................................      United States             700,000              661,910
        4.375%, 8/15/12 ...............................................      United States           2,600,000            2,517,939
        5.00%, 8/15/11 ................................................      United States           2,100,000            2,108,860
        5.625%, 5/15/08 ...............................................      United States           3,000,000            3,043,713
                                                                                                                     --------------
      TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
      (COST $126,767,604)                                                                                               121,774,047
                                                                                                                     --------------
      FOREIGN GOVERNMENT AND AGENCY SECURITIES 26.4%
  f,l Government of Argentina, FRN, 4.889%, 8/03/12 ...................        Argentina            38,678,000           31,922,847
      Government of Austria,
        4.00%, 7/15/09 ................................................         Austria                520,000 EUR          663,506
        4.65%, 1/15/18 ................................................         Austria              1,500,000 EUR        2,001,295
        5.00%, 7/15/12 ................................................         Austria                190,000 EUR          255,017
        9.00%, 9/15/06 ................................................         Austria            395,000,000 ISK        5,222,440
      Government of Brazil, 8.00%, 1/15/18 ............................          Brazil              4,900,000            5,323,850
      Government of Canada,
        3.00%, 6/01/06 ................................................          Canada             11,580,000 CAD       10,352,328
        3.25%, 12/01/06 ...............................................          Canada             26,830,000 CAD       23,882,361
        5.25%, 6/01/12 ................................................          Canada                250,000 CAD          233,670
        6.00%, 6/01/11 ................................................          Canada                593,000 CAD          570,214
      Government of Finland,
        5.00%, 7/04/07 ................................................         Finland                830,000 EUR        1,068,938
        5.75%, 2/23/11 ................................................         Finland                150,000 EUR          205,972
      Government of France, 4.00%, 4/25/13 ............................          France              2,000,000 EUR        2,549,008
      Government of Germany,
        3.75%, 1/04/09 ................................................         Germany              1,380,000 EUR        1,752,724
        4.50%, 7/04/09 ................................................         Germany                999,000 EUR        1,295,042
      Government of Indonesia,
        10.00%, 7/15/17 ...............................................        Indonesia        10,200,000,000 IDR        1,021,741
        11.00%, 10/15/14 ..............................................        Indonesia         4,500,000,000 IDR          493,284
        13.15%, 3/15/10 ...............................................        Indonesia        33,725,000,000 IDR        4,023,200
        13.15%, 1/15/12 ...............................................        Indonesia        17,300,000,000 IDR        2,084,960
        14.00%, 6/15/09 ...............................................        Indonesia        23,150,000,000 IDR        2,799,872
        14.25%, 6/15/13 ...............................................        Indonesia        63,035,000,000 IDR        8,120,642
        14.275%, 12/15/13 .............................................        Indonesia        28,415,000,000 IDR        3,688,128


32 | Annual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                                     COUNTR/ORGANIZATION    PRINCIPAL AMOUNT d        VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
      Government of Korea, 3.75%, 9/10/07 .............................      South Korea        13,790,000,000 KRW   $   14,432,886
      Government of Malaysia,
        3.135%, 12/17/07 ..............................................        Malaysia              1,925,000 MYR          525,751
        4.032%, 9/15/09 ...............................................        Malaysia              5,080,000 MYR        1,397,394
        4.305%, 2/27/09 ...............................................        Malaysia             53,510,000 MYR       14,872,828
        6.90%, 3/15/07 ................................................        Malaysia              1,900,000 MYR          539,016
        8.60%, 12/01/07 ...............................................        Malaysia              4,610,000 MYR        1,364,496
      Government of Mexico,
        8.375%, 1/14/11 ...............................................         Mexico               3,720,000            4,086,420
      f FRN, 5.75%, 1/13/09 ...........................................         Mexico               2,230,000            2,253,638
      Government of the Netherlands,
        3.75%, 7/15/09 ................................................      Netherlands               170,000 EUR          215,626
        4.25%, 7/15/13 ................................................      Netherlands               150,000 EUR          193,807
        5.00%, 7/15/12 ................................................      Netherlands               220,000 EUR          295,467
        5.75%, 2/15/07 ................................................      Netherlands               210,000 EUR          270,373
      Government of New Zealand, 6.50%, 4/15/13 .......................      New Zealand             7,590,000 NZD        5,033,691
      Government of Norway, 6.75%, 1/15/07 ............................         Norway             143,600,000 NOK       23,899,768
      Government of Peru,
        7.84%, 8/12/20 ................................................          Peru                4,340,000 PEN        1,294,055
        8.60%, 8/12/17 ................................................          Peru               28,805,000 PEN        9,155,502
      Government of the Philippines,
        7.75%, 1/14/31 ................................................      Philippines             4,300,000            4,343,000
        8.875%, 3/17/15 ...............................................      Philippines             6,400,000            7,231,040
        9.00%, 2/15/13 ................................................      Philippines            10,430,000           11,811,975
        9.875%, 3/16/10 ...............................................      Philippines             1,500,000            1,701,000
      Government of Poland,
        5.75%, 9/23/22 ................................................         Poland              14,000,000 PLN        4,793,677
        6.00%, 5/24/09 ................................................         Poland              44,600,000 PLN       15,061,222
        6.25%, 10/24/15 ...............................................         Poland              17,100,000 PLN        5,974,410
        8.50%, 11/12/06 ...............................................         Poland               8,500,000 PLN        2,822,067
        8.50%, 5/12/07 ................................................         Poland               7,900,000 PLN        2,687,102
    m Government of Russia, Reg S, 5.00% to 3/31/07,
       7.50% thereafter, 3/31/30 ......................................         Russia               5,838,000            6,339,052
      Government of Singapore,
        1.75%, 2/01/07 ................................................       Singapore              8,300,000 SGD        5,203,612
        4.00%, 3/01/07 ................................................       Singapore             24,900,000 SGD       15,888,054
      Government of Slovakia,
        4.80%, 4/14/09 ................................................    Slovak Republic          63,500,000 SKK        2,176,640
        4.90%, 2/11/14 ................................................    Slovak Republic          12,900,000 SKK          451,821
        5.30%, 5/12/19 ................................................    Slovak Republic          91,900,000 SKK        3,368,663
        7.50%, 3/13/12 ................................................    Slovak Republic          96,000,000 SKK        3,775,785
       n Strip, 1/14/07 ...............................................    Slovak Republic         301,600,000 SKK        9,904,948
      Government of Spain,
        5.00%, 7/30/12 ................................................         Spain                1,670,000 EUR        2,242,439
        5.15%, 7/30/09 ................................................         Spain                  590,000 EUR          780,126
      Government of Sweden,
        5.00%, 1/28/09 ................................................         Sweden              45,000,000 SEK        6,395,588
        5.50%, 10/08/12 ...............................................         Sweden              24,960,000 SEK        3,733,662


                                                              Annual Report | 33

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                                     COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT d        VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
      Government of Sweden, (continued)
        8.00%, 8/15/07 ................................................         Sweden             128,000,000 SEK   $   18,546,791
      n Strip, 9/20/06 ................................................         Sweden              11,125,000 SEK        1,497,559
      Government of Thailand,
        4.125%, 2/12/08 ...............................................        Thailand             51,000,000 THB        1,332,765
        8.00%, 12/08/06 ...............................................        Thailand            244,700,000 THB        6,634,532
        8.50%, 12/08/08 ...............................................        Thailand             41,000,000 THB        1,174,953
    f Government of Ukraine,
      i 144A, FRN, 8.235%, 8/05/09 ....................................        Ukraine               2,250,000            2,399,063
        FRN, 8.235%, 8/05/09 ..........................................        Ukraine               3,300,000            3,522,090
    f Government of Venezuela, FRN, 6.09%, 4/20/11 ....................       Venezuela              6,780,000            6,851,190
      Inter-American Development Bank, 9.00%, 1/04/07 .................     Supranational          453,000,000 ISK        5,966,669
      Korea Treasury Note,
        4.25%, 9/10/08 ................................................      South Korea         5,600,000,000 KRW        5,863,047
        4.50%, 9/09/08 ................................................      South Korea         2,675,000,000 KRW        2,816,275
        4.75%, 3/12/08 ................................................      South Korea        15,130,000,000 KRW       16,024,390
        6.90%, 1/16/07 ................................................      South Korea         1,000,000,000 KRW        1,077,426
      New South Wales Treasury Corp.,
        6.00%, 5/01/12 ................................................       Australia                640,000 AUD          487,932
        6.50%, 5/01/06 ................................................       Australia              1,250,000 AUD          949,767
        8.00%, 3/01/08 ................................................       Australia              4,910,000 AUD        3,869,109
      Queensland Treasury Corp., 6.00%,
        7/14/09 .......................................................       Australia              3,120,000 AUD        2,386,880
        8/14/13 .......................................................       Australia              3,530,000 AUD        2,703,628
        10/14/15 ......................................................       Australia              3,665,000 AUD        2,804,309
                                                                                                                     --------------
      TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
       (COST $366,132,072) ............................................                                                 392,956,015
                                                                                                                     --------------
      TOTAL LONG TERM INVESTMENTS (COST $1,386,702,891) ...............                                               1,404,666,416
                                                                                                                     --------------
      SHORT TERM INVESTMENTS 6.5%
    n FOREIGN GOVERNMENT SECURITIES 2.5%
      Canada Treasury Bill, 11/30/06 ..................................         Canada               4,300,000 CAD        3,750,942
      Egypt Treasury Bill,
        5/30/06 .......................................................         Egypt               20,500,000 EGP        3,535,710
        6/20/06 .......................................................         Egypt               19,500,000 EGP        3,347,365
        11/21/06 ......................................................         Egypt               20,500,000 EGP        3,396,130
        2/20/07 .......................................................         Egypt               24,800,000 EGP        4,025,948
      Norway Treasury Bill, 12/20/06 ..................................         Norway              13,425,000 NOK        2,140,363
      Thailand Treasury Bill,
        5/18/06 .......................................................        Thailand             70,100,000 THB        1,864,391
        6/01/06 .......................................................        Thailand             85,000,000 THB        2,259,570
        7/27/06 .......................................................        Thailand             20,100,000 THB          529,822
        9/07/06 .......................................................        Thailand             19,600,000 THB          513,558
        10/05/06 ......................................................        Thailand            177,000,000 THB        4,619,629
        10/12/06 ......................................................        Thailand            295,000,000 THB        7,691,758
                                                                                                                     --------------
      TOTAL FOREIGN GOVERNMENT SECURITIES (COST $36,020,875) ..........                                                  37,675,186
                                                                                                                     --------------
      TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
       (COST $1,422,723,766) ..........................................                                               1,442,341,602
                                                                                                                     --------------


34 | Annual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                                     COUNTRY/ORGANIZATION         SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
      SHORT TERM INVESTMENTS (CONTINUED)
      MONEY MARKET FUND (COST $59,137,778) 4.0%
    o Franklin Institutional Fiduciary Trust Money Market Portfolio,
       4.50% ..........................................................      United States          59,137,778       $   59,137,778
                                                                                                                     --------------
      TOTAL INVESTMENTS (COST $1,481,861,544) 100.9% ..................                                               1,501,479,380
      NET UNREALIZED GAIN ON FORWARD EXCHANGE
      CONTRACTS 0.0%a .................................................                                                     622,778
      OTHER ASSETS, LESS LIABILITIES (0.9)% ...........................                                                 (14,693,124)
                                                                                                                     --------------
      NET ASSETS 100.0% ...............................................                                              $1,487,409,034
                                                                                                                     ==============

CURRENCY ABBREVIATIONS

AUD   - Australian Dollar
CAD   - Canadian Dollar
EGP   - Egyptian Pound
EUR   - Euro
IDR   - Indonesian Rupiah
ISK   - Iceland Krona
KRW   - South Korean Won
MYR   - Malaysian Ringgit
NOK   - Norwegian Krone
NZD   - New Zealand Dollar
PEN   - Peruvian Nuevo Sol
PLN   - Polish Zloty
SEK   - Swedish Krona
SGD   - Singapore Dollar
SKK   - Slovak Koruna
THB   - Thai Baht

SELECTED PORTFOLIO ABBREVIATIONS

FHLMC - Federal Home Loan Mortgage Corporation
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
GNMA  - Government National Mortgage Association
REIT  - Real Estate Investment Trust
SF    - Single Family

a Rounds to less than 0.1% of net assets.

b Non-income producing.

c See Note 10 regarding restricted securities.

d The principal amount is stated in U.S. dollars unless otherwise indicated.

e See Note 1(f) regarding senior floating rate interests.

f The coupon rate shown represents the rate at period end.

g See Note 11 regarding unfunded loan commitments.

h See Note 1(c) regarding securities purchased on a when-issued, delayed delivery or to-be-announced basis.

i Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2006, the aggregate value of these securities was $98,118,602, representing 6.60% of net assets.

j See Note 9 regarding defaulted securities.

k See Note 12 regarding other considerations.

l The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

m Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2006, the value of this security was $6,339,052, representing 0.43% of net assets.

n The security is traded on a discount basis with no stated coupon rate.

o See Note 7 regarding investments in the Franklin Institutional Fiduciary Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                         Annual Report | See notes to financial statements. | 35

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2006

                                                                 --------------
                                                                    FRANKLIN
                                                                    STRATEGIC
                                                                   INCOME FUND
                                                                 --------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ................................   $1,422,723,766
  Cost - Sweep Money Fund (Note 7) ...........................       59,137,778
                                                                 --------------
  Total cost of investments ..................................   $1,481,861,544
                                                                 ==============
  Value - Unaffiliated issuers ...............................   $1,442,341,602
  Value - Sweep Money Fund (Note 7) ..........................       59,137,778
                                                                 --------------
  Total value of investments .................................    1,501,479,380
 Cash ........................................................          265,857
 Receivables:
  Investment securities sold .................................       16,336,794
  Capital shares sold ........................................        7,093,628
  Dividends and interest .....................................       21,376,493
  Unrealized gain on forward exchange contracts (Note 8) .....          622,778
  Unrealized gain on unfunded loan commitments (Note 11) .....            5,453
                                                                 --------------
        Total assets .........................................    1,547,180,383
                                                                 --------------
Liabilities:
 Payables:
  Investment securities purchased ............................       54,688,808
  Capital shares redeemed ....................................        3,638,664
  Affiliates .................................................        1,087,840
 Accrued expenses and other liabilities ......................          356,037
                                                                 --------------
        Total liabilities ....................................       59,771,349
                                                                 --------------
          Net assets, at value ...............................   $1,487,409,034
                                                                 ==============
Net assets consist of:
 Paid-in capital .............................................   $1,494,514,188
 Distributions in excess of net investment income ............       (6,536,523)
 Net unrealized appreciation (depreciation) ..................       20,442,485
 Accumulated net realized gain (loss) ........................      (21,011,116)
                                                                 --------------
          Net assets, at value ...............................   $1,487,409,034
                                                                 ==============


36 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2006

                                                                                ------------
                                                                                  FRANKLIN
                                                                                  STRATEGIC
                                                                                 INCOME FUND
                                                                                ------------
CLASS A:
 Net assets, at value .......................................................   $998,182,158
                                                                                ============
 Shares outstanding .........................................................     97,820,034
                                                                                ============
 Net asset value per share a ................................................   $      10.20
                                                                                ============
 Maximum offering price per share (net asset value per share / 95.75%) ......   $      10.65
                                                                                ============
CLASS B:
 Net assets, at value .......................................................   $104,476,801
                                                                                ============
 Shares outstanding .........................................................     10,202,743
                                                                                ============
 Net asset value and maximum offering price per share a .....................   $      10.24
                                                                                ============
CLASS C:
 Net assets, at value .......................................................   $294,412,134
                                                                                ============
 Shares outstanding .........................................................     28,855,307
                                                                                ============
 Net asset value and maximum offering price per share a .....................   $      10.20
                                                                                ============
CLASS R:
 Net assets, at value .......................................................   $ 32,970,976
                                                                                ============
 Shares outstanding .........................................................      3,237,660
                                                                                ============
 Net asset value and maximum offering price per share a .....................   $      10.18
                                                                                ============
ADVISOR CLASS:
 Net assets, at value .......................................................   $ 57,366,965
                                                                                ============
 Shares outstanding .........................................................      5,618,910
                                                                                ============
 Net asset value and maximum offering price per share a .....................   $      10.21
                                                                                ============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 37

Franklin Strategic Series

STATEMENT OF OPERATIONS
for the year ended April 30, 2006

                                                                                     -----------
                                                                                      FRANKLIN
                                                                                      STRATEGIC
                                                                                     INCOME FUND
                                                                                     -----------
Investment income:
 Dividends:
  Unaffiliated issuers ...........................................................   $   537,685
  Sweep Money Fund (Note 7) ......................................................       884,858
 Interest ........................................................................    76,558,633
                                                                                     -----------
     Total investment income .....................................................    77,981,176
                                                                                     -----------
Expenses:
 Management fees (Note 3a) .......................................................     6,046,317
 Distribution fees: (Note 3c)
  Class A ........................................................................     2,136,777
  Class B ........................................................................       700,478
  Class C ........................................................................     1,693,586
  Class R ........................................................................       127,497
 Transfer agent fees (Note 3e) ...................................................     1,728,626
 Custodian fees (Note 4) .........................................................       457,600
 Reports to shareholders .........................................................       179,737
 Registration and filing fees ....................................................       122,602
 Professional fees ...............................................................        38,592
 Trustees' fees and expenses .....................................................        12,210
 Other ...........................................................................        40,398
                                                                                     -----------
        Total expenses ...........................................................    13,284,420
        Expense reductions (Note 4) ..............................................       (10,731)
                                                                                     -----------
          Net expenses ...........................................................    13,273,689
                                                                                     -----------
           Net investment income .................................................    64,707,487
                                                                                     -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ....................................................................    10,375,107
  Foreign currency transactions ..................................................     5,092,583
                                                                                     -----------
           Net realized gain (loss) ..............................................    15,467,690
                                                                                     -----------
 Net change in unrealized appreciation (depreciation) on:
  Investments ....................................................................    (8,777,942)
  Translation of assets and liabilities denominated in foreign currencies ........       272,726
                                                                                     -----------
                       Net change in unrealized appreciation (depreciation) ......    (8,505,216)
                                                                                     -----------
Net realized and unrealized gain (loss) ..........................................     6,962,474
                                                                                     -----------
Net increase (decrease) in net assets resulting from operations ..................   $71,669,961
                                                                                     ===========


38 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               --------------------------------
                                                                                                FRANKLIN STRATEGIC INCOME FUND
                                                                                               --------------------------------
                                                                                                      YEAR ENDED APRIL 30,
                                                                                                     2006              2005
                                                                                               --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................................   $   64,707,487    $   44,330,115
  Net realized gain (loss) from investments and foreign currency transactions ..............       15,467,690        18,209,639
  Net change in unrealized appreciation (depreciation) on investments and translation
   of assets and liabilities denominated in foreign currencies .............................       (8,505,216)       (3,594,895)
                                                                                               --------------------------------
        Net increase (decrease) in net assets resulting from operations ....................       71,669,961        58,944,859
                                                                                               --------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A .................................................................................      (49,931,881)      (33,266,053)
   Class B .................................................................................       (5,947,111)       (5,990,488)
   Class C .................................................................................      (14,235,453)      (10,115,425)
   Class R .................................................................................       (1,407,186)         (717,262)
   Advisor Class ...........................................................................       (3,649,308)       (3,121,356)
                                                                                               --------------------------------
 Total distributions to shareholders .......................................................      (75,170,939)      (53,210,584)
                                                                                               --------------------------------
 Capital share transactions: (Note 2)
   Class A .................................................................................      303,892,635       246,992,407
   Class B .................................................................................       (5,682,820)       17,319,970
   Class C .................................................................................       81,393,484        60,639,562
   Class R .................................................................................       15,156,955        10,425,911
   Advisor Class ...........................................................................       (2,656,075)       20,476,715
                                                                                               --------------------------------
 Total capital share transactions ..........................................................      392,104,179       355,854,565
                                                                                               --------------------------------
 Redemption fees ...........................................................................           17,122            12,940
                                                                                               --------------------------------
        Net increase (decrease) in net assets ..............................................      388,620,323       361,601,780
 Net assets:
  Beginning of year ........................................................................    1,098,788,711       737,186,931
                                                                                               --------------------------------
  End of year ..............................................................................   $1,487,409,034    $1,098,788,711
                                                                                               ================================
 Distributions in excess of net investment income included in net assets:
  End of year ..............................................................................   $   (6,536,523)   $   (4,859,676)
                                                                                               ================================


                         Annual Report | See notes to financial statements. | 39

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series. The Franklin Strategic Income Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the series are presented separately. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis to determine current value.


40 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                              Annual Report | 41

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. MORTGAGE DOLLAR ROLLS

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counter-party to fulfill its obligations.

F. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered


42 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SENIOR FLOATING RATE INTERESTS (CONTINUED)

by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

G. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Facility fees are recognized as income over the expected term of the loan. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.


                                                              Annual Report | 43

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                        ----------------------------------------------------------------
                                                               YEAR ENDED APRIL 30,
                                                     2006                              2005
                                        ----------------------------------------------------------------
                                             SHARES          AMOUNT            SHARES          AMOUNT
                                        ----------------------------------------------------------------
CLASS A SHARES:
 Shares sold ........................      49,260,155    $ 502,029,313       36,478,042    $ 377,021,568
 Shares issued on reinvestment
  of distributions ..................       3,385,695       34,430,660        2,147,867       22,035,351
 Shares redeemed ....................     (22,842,053)    (232,567,338)     (14,854,533)    (152,064,512)
                                        ----------------------------------------------------------------
 Net increase (decrease) ............      29,803,797    $ 303,892,635       23,771,376    $ 246,992,407
                                        ================================================================


44 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                         -------------------------------------------------------------
                                                              YEAR ENDED APRIL 30,
                                                     2006                             2005
                                         -------------------------------------------------------------
                                            SHARES          AMOUNT           SHARES          AMOUNT
                                         -------------------------------------------------------------
CLASS B SHARES:
 Shares sold .........................     1,145,646    $  11,711,043       2,842,925    $  29,323,374
 Shares issued on reinvestment
  of distributions ...................       368,488        3,762,119         364,252        3,744,597
 Shares redeemed .....................    (2,072,052)     (21,155,982)     (1,537,872)     (15,748,001)
                                         -------------------------------------------------------------
 Net increase (decrease) .............      (557,918)   $  (5,682,820)      1,669,305    $  17,319,970
                                         =============================================================
CLASS C SHARES:
 Shares sold .........................    12,758,406    $ 130,069,349       9,256,695    $  95,767,778
 Shares issued on reinvestment
  of distributions ...................       887,398        9,026,079         613,934        6,292,606
 Shares redeemed .....................    (5,673,281)     (57,701,944)     (4,040,894)     (41,420,822)
                                         -------------------------------------------------------------
 Net increase (decrease) .............     7,972,523    $  81,393,484       5,829,735    $  60,639,562
                                         =============================================================
CLASS R SHARES:
 Shares sold .........................     1,863,760    $  18,953,676       1,276,625    $  13,072,419
  Shares issued on reinvestment
 of distributions ....................       133,195        1,351,786          66,675          683,533
 Shares redeemed .....................      (507,256)      (5,148,507)       (322,496)      (3,330,041)
                                         -------------------------------------------------------------
 Net increase (decrease) .............     1,489,699    $  15,156,955       1,020,804    $  10,425,911
                                         =============================================================
ADVISOR CLASS SHARES:
 Shares sold .........................     2,178,207    $  22,212,820       2,286,272    $  23,817,431
 Shares issued on reinvestment
  of distributions ...................       321,103        3,270,147         297,712        3,053,822
 Shares redeemed .....................    (2,787,024)     (28,139,042)       (619,932)      (6,394,538)
                                         -------------------------------------------------------------
 Net increase (decrease) .............      (287,714)   $  (2,656,075)      1,964,052    $  20,476,715
                                         =============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------------
SUBSIDIARY                                                          AFFILIATION
----------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                  Investment manager
Franklin Templeton Services, LLC (FT Services)                      Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)       Transfer agent


                                                              Annual Report | 45

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

Effective May 1, 2006, the Fund will pay an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.625%               Up to and including $100 million
      0.500%               Over $100 million, up to and including $250 million
      0.450%               Over $250 million, up to and including $10.0 billion
      0.440%               Over $10.0 billion, up to and including $12.5 billion
      0.420%               Over $12.5 billion, up to and including $15.0 billion
      0.400%               Over $15.0 billion, up to and including $17.5 billion
      0.380%               Over $17.5 billion, up to and including $20.0 billion
      0.360%               Over $20.0 billion, up to and including $35.0 billion
      0.355%               Over $35.0 billion, up to and including $50.0 billion
      0.350%               In excess of $50.0 billion

Prior to May 1, 2006, the annualized fee rate of 0.450% was applicable to net assets in excess of $250 million.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.25% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ................................................................   0.65%
Class C ................................................................   0.65%
Class R ................................................................   0.50%


46 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received a ......................................   $1,140,745
Contingent deferred sales charges retained ........................   $  305,174

a Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,728,626, of which $1,099,875 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended April 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At April 30, 2006, the Fund had tax basis capital losses of $20,786,927 expiring on April 30, 2011 which may be carried over to offset future capital gains, if any. During the year ended April 30, 2006, the Fund utilized $6,522,008 of capital loss carryforwards.

The tax character of distributions paid during the years ended April 30, 2006 and 2005, was as follows:

                                                    ----------------------------
                                                        2006             2005
                                                    ----------------------------
Distributions paid from ordinary income: ......     $75,170,939      $53,210,584

At April 30, 2006, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ..........................................   $1,489,568,413
                                                                 ==============
Unrealized appreciation ......................................   $   40,314,237
Unrealized depreciation ......................................      (28,403,270)
                                                                 --------------
Net unrealized appreciation (depreciation) ...................   $   11,910,967
                                                                 ==============
Distributable earnings - undistributed ordinary income .......   $    1,130,854
                                                                 ==============


                                                              Annual Report | 47

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

5. INCOME TAXES (CONTINUED)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2006, aggregated $786,885,594 and $429,571,641, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At April 30, 2006, the Fund had the following forward exchange contracts outstanding:

---------------------------------------------------------------------------------------------------------------
                                                                      CONTRACT       SETTLEMENT     UNREALIZED
CONTRACTS TO BUY                                                      AMOUNT a          DATE        GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------
      54,000,000  Thailand Baht ...............................     1,892,579 NZD     12/06/06       $244,781
   3,360,678,150  South Korean Won ............................     5,065,000 NZD     10/10/06        377,997
                                                                                                     --------
            Unrealized gain(loss) on forward exchange contracts ..............................       $622,778
                                                                                                     ========

a In US Dollar unless otherwise indicated.

CURRENCY ABBREVIATION:

NZD - New Zealand Dollar


48 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 47.7% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2006, the value of these securities was $5,580,000, representing 0.38% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

At April 30, 2006, investments in securities included issues that are restricted under the Securities Act of 1933 (the 1933 Act), or the foreign equivalent. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.

At April 30, 2006, the Fund held investments in restricted securities, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

                                                                       ACQUISITION
SHARES     ISSUER                                                          DATE          COST       VALUE
---------------------------------------------------------------------------------------------------------
516,372    Cambridge Industries Liquidating Trust Interest .........      1/09/02      $    --       $568
 64,666    VS Holdings Inc. ........................................     12/06/01       64,666         --
                                                                                                     ----
           TOTAL RESTRICTED SECURITIES (0.00% a of net assets) ...............................       $568
                                                                                                     ====

a Rounds to less than 0.01% of net assets.

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.


                                                              Annual Report | 49

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

11. UNFUNDED LOAN COMMITMENTS (CONTINUED)

At April 30, 2006, unfunded commitments were as follows:

--------------------------------------------------------------------------------
                                                                       UNFUNDED
BORROWER                                                             COMMITMENTS
--------------------------------------------------------------------------------
Eastman Kodak Co., Term Loan B2, Delay Draw                           $1,420,588
Hawaiian Telecom Communications Inc., Term Loan A                        510,000
Hertz Corp., Delay Draw                                                  567,769
                                                                      ----------
                                                                      $2,498,357
                                                                      ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

12. OTHER CONSIDERATIONS

Directors or employees of Advisers as the Fund's Investment Manager, may serve as members of various bondholders' steering committees, on credit committees, or may represent the Fund in certain corporate negotiations. At April 30, 2006, such individuals serve in one or more of these capacities for Calpine Corp. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws.

13. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The


50 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

13. REGULATORY MATTERS (CONTINUED)

CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March 2005. The Fund did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plans pertaining to the August 2, 2004 SEC Order or the December 13, 2004 SEC Order. However, subsequent to April 30, 2006, the SEC published the IDC's distribution plan pertaining to the December 13, 2004 SEC Order for public comment. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of those orders.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.


                                                              Annual Report | 51

Franklin Strategic Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income Fund (a separate portfolio of Franklin Strategic Series, hereafter referred to as the "Fund") at April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 13, 2006


52 | Annual Report

Franklin Strategic Series

TAX DESIGNATION (UNAUDITED)

FRANKLIN STRATEGIC INCOME FUND

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $42,588,842 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2006.


                                                              Annual Report | 53

Franklin Strategic Series

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                           LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION       TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)        Trustee        Since 1991        141                        Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                       company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)     Trustee        Since 1991        142                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)        Trustee        Since 1998        137                        Director, Hess Corporation (formerly,
One Franklin Parkway                                                                       Amerada Hess Corporation) (explo-
San Mateo, CA 94403-1906                                                                   ration and refining of oil and gas), H.J.
                                                                                           Heinz Company (processed foods and
                                                                                           allied products), RTI International
                                                                                           Metals, Inc. (manufacture and distri-
                                                                                           bution of titanium), Canadian National
                                                                                           Railway (railroad), and White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)       Trustee        Since 1991        115                        Director, Center for Creative Land
One Franklin Parkway                                                                       Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


54 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                           LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION       TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)       Trustee        Since 1992        141                        Director, Martek Biosciences
One Franklin Parkway                                                                       Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                   (biotechnology), and Overstock.com
                                                                                           (Internet services); and FORMERLY,
                                                                                           Director, MCI Communication
                                                                                           Corporation (subsequently known as
                                                                                           MCI WorldCom, Inc. and WorldCom,
                                                                                           Inc.) (communications services)
                                                                                           (1988-2002), White Mountains
                                                                                           Insurance Group, Ltd. (holding com-
                                                                                           pany) (1987-2004) and Spacehab,
                                                                                           Inc. (aerospace services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)          Trustee        Since February    38                         None
One Franklin Parkway                          2006
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and
Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc.
(airlines) (1990-1992); Vice President and Partner, Bain & Company (1986-1990); and served on private and non-profit boards.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                           LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION       TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)    Trustee and    Trustee since     141                        None
One Franklin Parkway           Chairman of    1991 and
San Mateo, CA 94403-1906       the Board      Chairman of the
                                              Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 55

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee,         Trustee since 1991   124                          None
One Franklin Parkway             President and    and President and
San Mateo, CA 94403-1906         Chief Executive  Chief Executive
                                 Officer -        Officer -
                                 Investment       Investment
                                 Management       Management since
                                                  2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)           Vice President   Since 1991           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief            Chief Compliance     Not Applicable               Not Applicable
One Franklin Parkway             Compliance       Officer since
San Mateo, CA 94403-1906         Officer and      2004 and Vice
                                 Vice President   President - AML
                                 - AML            Compliance since
                                 Compliance       February 2006
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer        Since 2004           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice      Since 2002           Not Applicable               Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


56 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President   Since 2000           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President   Since 2000           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)        Vice President   Since 2000           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Director, Franklin Advisers, Inc.; officer and/or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)   Vice President   Since 2000           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)         Vice President   Vice President       Not Applicable               Not Applicable
One Franklin Parkway             and Secretary    since February
San Mateo, CA 94403-1906                          2006 and
                                                  Secretary since
                                                  April 2006
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and
officer of 31 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 57

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President   Since October        Not Applicable               Not Applicable
One Franklin Parkway                              2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial  Since 2004           Not Applicable               Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


58 | Annual Report

Franklin Strategic Series

SHAREHOLDER INFORMATION

FRANKLIN STRATEGIC INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 18, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the 12 separate funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex,


                                                              Annual Report | 59

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing backup systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best-execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance, or that of its Class A shares for those having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2006, and previous periods ended that date of up to ten years depending on when a particular Fund commenced operations. The following summarizes the performance results for the Fund and the Board's view of such performance.

The performance universe for Franklin Strategic Income Fund consisted of the Fund and all retail and institutional multi-sector income funds as selected by Lipper. The Lipper report comparison showed that for the one-year period the Fund's income return was in the second-highest quintile of such performance universe, and its total return was in the middle quintile of such universe. The report further showed that the Fund's income and total return during the previous three-, five- and ten-year periods on an annualized basis were, in each case, in either the highest or second-highest quintile of such performance universe. The Board was satisfied with such performance.


60 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report for each Fund. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for fund Class A shares for those Funds with multiple share classes. The results of such expense comparisons showed the effective management fee rates and actual total expenses for Franklin Strategic Income Fund were in the least expensive quintile of its respective Lipper expense group. The Board was satisfied with the management fees and total expenses of each Fund in comparison to its expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings


                                                              Annual Report | 61

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that in the case of the Fund, economies of scale were shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee schedule under the investment management agreement for Franklin Strategic Income Fund provides an initial fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million; and 0.45% on net assets in excess of $250 million. This Fund's assets had grown to approximately $1.36 billion at December 31, 2005, and the independent Trustees discussed the prospect of adding further fee breakpoints with management. As a result of such discussions, management agreed that the investment management agreement for this Fund would be amended effective May 1, 2006, to add additional breakpoints for assets in excess of $10 billion. In considering such additional breakpoints, the Board took into account management's position that the existing fee schedule was low and anticipated economies of scale as reflected in the Fund's favorable effective management fee and expense comparisons within its Lipper expense group. Management also pointed out and the Board acknowledged that the fact this Fund had assets that exceeded the current breakpoint level did not mean that it no longer benefited from economies of scale since the growth of assets being charged at the 0.45% fee level results in a lower overall management fee rate. The Board believed that to the extent economies of scale may be realized by the manager and its affiliates, the schedule of fees under the investment management agreement for this Fund provides for a sharing of benefits with this Fund and its shareholders.


62 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 63

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
 Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
 Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
 U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
 Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
New York Intermediate-Term
 Tax-Free Income Fund

STATE-SPECIFIC

Alabama                      Michigan 6
Arizona                      Minnesota 6
California 7                 Missouri
Colorado                     New Jersey
Connecticut                  New York 7
Florida 7                    North Carolina
Georgia                      Ohio 7
Kentucky                     Oregon
Louisiana                    Pennsylvania
Maryland                     Tennessee
Massachusetts 6              Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
 Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                              Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON           One Franklin Parkway
    INVESTMENTS              San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Strategic Income Fund

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

194 A2006 06/06




                                                      APRIL 30, 2006
--------------------------------------------------------------------------------

                                           A series of Franklin Strategic Series

                                    [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
    ANNUAL REPORT AND SHAREHOLDER LETTER                         BLEND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                        FRANKLIN
                  U.S. LONG-SHORT FUND                 Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                     [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                    [GRAPHIC]

Not part of the annual report

Contents

SHAREHOLDER LETTER .........................................................   1

ANNUAL REPORT

Franklin U.S. Long-Short Fund ..............................................   3

Performance Summary ........................................................   9

Your Fund's Expenses .......................................................  11

Financial Highlights and Statement of Investments ..........................  13

Financial Statements .......................................................  19

Notes to Financial Statements ..............................................  22

Report of Independent Registered Public Accounting Firm ....................  31

Tax Designation ............................................................  32

Board Members and Officers .................................................  33

Shareholder Information ....................................................  38

--------------------------------------------------------------------------------
Annual Report

Franklin U.S. Long-Short Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin U.S. Long-Short Fund seeks long-term capital appreciation in both up and down (bull and bear) markets, with less volatility than the overall stock market. Under normal market conditions, the Fund has primarily both long and short positions in equity securities, primarily common stocks of U.S. investments.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin U.S. Long-Short Fund covers the fiscal year ended April 30, 2006.

PERFORMANCE OVERVIEW

Franklin U.S. Long-Short Fund - Class A posted a cumulative total return of +8.36% for the 12 months under review. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which posted a +15.41% cumulative total return for the same period. 1 Although we underperformed the index, in addition to return, we also seek less volatility and correlation relative to the overall market. For the period under review, the Fund had 56% of the volatility of the S&P 500, as measured by standard deviation of weekly returns, and a correlation of 70%. 2 Since the Fund's inception, its relative volatility and correlation to the benchmark were 61% and 24%, respectively. The Fund's lower volatility and relatively low correlation figures are consistent with our investment strategy, and we believe they are indicative of the type of results expected for a fund of this nature. You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Standard deviation is a statistical measurement of the range of a fund's total returns. In general, a higher standard deviation means greater volatility. Correlation is a statistical measurement of how a fund and its benchmark move in relation to each other. In general, a higher correlation means a stronger relationship.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 14.


                                                               Annual Report | 3

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended April 30, 2006, the U.S. economy advanced at a modest pace. In fourth quarter 2005, gross domestic product growth slowed due to several factors including declines in vehicle sales and defense spending. Furthermore, slower export growth combined with greater demand for imported goods and materials fueled a widening trade deficit. Economic growth picked up again in first quarter 2006, driven by consumer, business and government spending.

The labor market firmed as employment increased in most states and the unemployment rate dropped from 5.1% to 4.7%. 2 Although labor costs increased during the reporting period, hiring rebounded in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential supply disruptions and strong growth in global demand, especially from China and India. Gasoline, medical and pharmacy costs climbed substantially. Consumer confidence and spending remained surprisingly strong but could weaken with the impact of higher prices and slowing home-price appreciation. The core Consumer Price Index (CPI) rose 2.3% for the 12 months ended April 30, 2006, which was higher than the 2.2% 10-year average. 3

The Federal Reserve Board (Fed) raised the federal funds target rate from 2.75% to 4.75% in eight quarter-point steps. The effects of the Fed's credit-tightening campaign cooled the housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens and historically high gas prices. When Fed Chairman Ben Bernanke indicated the Fed might pause its rate tightening at some future meeting, the stock market rallied.

In this environment, the blue chip stocks of the Dow Jones Industrial Average reached a six-year high in April and posted a 12-month total return of +14.17%. 4 The broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +15.41% and +21.89%. 5 Small company stocks outperformed their large-capitalization counterparts, and technology stocks saw their biggest resurgence since 2003. Energy and materials stocks also performed well.

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average marketprice of 30 blue chip stocks of companies that are generally industry leaders.

5. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


4 | Annual Report

EQUITY EXPOSURE
4/30/06

--------------------------------------------------------------------------------
                                     % OF TOTAL NET ASSETS        # OF POSITIONS
--------------------------------------------------------------------------------
Long Equity Securities                    75.6%                         68
--------------------------------------------------------------------------------
Short Equity Securities                  -31.1%                         34
--------------------------------------------------------------------------------
NET EQUITY EXPOSURE                       44.5% (LONG)
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

We select the Fund's long and short positions on a stock-by-stock basis, searching for securities with favorable risk and return profiles. For long positions, we look for growth- and value-oriented stocks of companies with strong fundamentals or valuable assets that we believe are underappreciated by the market. For short positions, we use primarily fundamental, accounting and event-driven strategies. Additionally, we use technical analysis as a risk control measure. The Fund pursues additional goals of reduced volatility and correlation relative to the overall market.

MANAGER'S DISCUSSION

On April 30, 2006, the Fund's exposure was 75.6% long and 31.1% short, resulting in a 44.5% net long exposure, up from 31.2% net long exposure on April 30, 2005.

The Fund's performance benefited from several of its electronic technology, industrial services and finance sector positions during the period. Within electronic technology, the generally positive performance of our telecommunications equipment and electronic production equipment industry holdings was offset by losses from some of the Fund's short positions in the semiconductor equipment industry. On the long side, the top two sector contributors to performance were Network Appliance and FormFactor. Network Appliance, a leader in data storage technology, experienced accelerated sequential sales growth due to the success of its new FAS3000 data and storage management system product line. A maker of semiconductor testing equipment, FormFactor also benefited from accelerated sales and order rates during the review period. We exited our long positions in Applied Materials, ATI Technologies, BEI Technologies, Dolby Laboratories, Intel, Motorola, Rockwell Automation, Silicon Image, Sun Microsystems, SunPower and VeriFone Holdings. On the short side, the top two contributors to performance were Teradyne and Western Digital. We exited our short positions in Genesis Microchip, Lexar Media, Teradyne, Texas Instruments and Western Digital.

TOP 10 LONG HOLDINGS
4/30/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
J.B. Hunt Transport Services Inc.                                           3.0%
 TRANSPORTATION
--------------------------------------------------------------------------------
CapitalSource Inc.                                                          2.3%
 FINANCE
--------------------------------------------------------------------------------
Newfield Exploration Co.                                                    2.2%
 ENERGY MINERALS
--------------------------------------------------------------------------------
FormFactor Inc.                                                             2.1%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
ViaSat Inc.                                                                 2.1%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Network Appliance Inc.                                                      2.1%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Dollar General Corp.                                                        2.0%
 RETAIL TRADE
--------------------------------------------------------------------------------
Chesapeake Energy Corp.                                                     1.9%
 ENERGY MINERALS
--------------------------------------------------------------------------------
Noble Corp.                                                                 1.9%
 INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
Schering-Plough Corp.                                                       1.9%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------


                                                               Annual Report | 5

PORTFOLIO BREAKDOWN
4/30/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Long Positions                                                             75.6%
--------------------------------------------------------------------------------
Short Positions                                                           -31.1%
--------------------------------------------------------------------------------
Short-Term Investments                                                     48.6%
--------------------------------------------------------------------------------
Other Net Assets, less Liabilities                                          6.9%
--------------------------------------------------------------------------------

SECTOR/INDUSTRY BREAKDOWN
Based on Total Net Assets as of 4/30/06

--------------------------------------------------------------------------------
                                                                      NET EQUITY
                                           LONG %        SHORT %      EXPOSURE %
--------------------------------------------------------------------------------
Electronic Technology                      14.1%          -1.1%          13.0%
--------------------------------------------------------------------------------
Health Technology                           6.0%            --            6.0%
--------------------------------------------------------------------------------
Consumer Services                           4.6%            --            4.6%
--------------------------------------------------------------------------------
Industrial Services                         4.6%            --            4.6%
--------------------------------------------------------------------------------
Transportation                              7.1%          -2.6%           4.5%
--------------------------------------------------------------------------------
Energy Minerals                             5.2%          -0.8%           4.4%
--------------------------------------------------------------------------------
Consumer Durables                           4.7%          -1.1%           3.6%
--------------------------------------------------------------------------------
Process Industries                          3.2%          -1.0%           2.2%
--------------------------------------------------------------------------------
Mutual Funds                                1.8%            --            1.8%
--------------------------------------------------------------------------------
Health Services                             1.1%            --            1.1%
--------------------------------------------------------------------------------
Retail Trade                                8.3%          -7.3%           1.0%
--------------------------------------------------------------------------------
Utilities                                   1.2%          -0.5%           0.7%
--------------------------------------------------------------------------------
Distribution Services                       0.8%          -0.3%           0.5%
--------------------------------------------------------------------------------
Consumer Non-Durables                       3.6%          -3.2%           0.4%
--------------------------------------------------------------------------------
Producer Manufacturing                      2.5%          -2.7%          -0.2%
--------------------------------------------------------------------------------
Technology Services                         0.8%          -1.4%          -0.6%
--------------------------------------------------------------------------------
Finance                                     6.0%          -7.0%          -1.0%
--------------------------------------------------------------------------------
Diversified Financial Services               --           -2.1%          -2.1%
--------------------------------------------------------------------------------
TOTAL                                      75.6%         -31.1%          44.5%
--------------------------------------------------------------------------------

Energy-related companies benefited from record high commodity prices during the reporting period. Industrial services companies such as offshore drillers Noble and Rowan were the top two sector contributors to performance during the review period. Upstream companies involved in the operational stages of exploration and production in the oil and gas industries were able to redeploy profits into new exploration projects, which strengthened their fundamental performance. During the period, we sought to rotate exposure from early cycle to late cycle oil services companies. We exited our positions in Pride International, Superior Energy Services and Tetra Technologies, and initiated a new position in Helix Energy Solutions, whose primary business is in the late cycle development and production phases of the energy cycle. We believed the company would be more resilient to short-term oil price movements.


6 | Annual Report

Within the finance sector, portfolio gains from Fund positions in the finance, rental and leasing; and investment banks and brokers industries were offset by losses in regional banks. The top two long sector contributors were CapitalSource and TD Ameritrade Holdings. A favorable backdrop of strong economic growth and rising interest rates benefited CapitalSource, a lender to small- and medium-sized businesses. Shares of TD Ameritrade rallied sharply in conjunction with its acquisition of TD Waterhouse; subsequently, we took profits as our price targets were met.

During the period, several of the Fund's positions in the consumer durables, retail trade and health services sectors hindered performance. Within consumer durables, our short position in home appliance manufacturer Whirlpool and long positions in home builders M.D.C. Holdings and Standard Pacific were among the more notable detractors from performance. Whirlpool's merger with Maytag mitigated some of the profitability and competitiveness issues that had been the basis for our original assessment of the company. As a result, we exited our position at a loss. We trimmed our homebuilder exposure as disappointing industry order trends increased the risk of shrinking margins. Within the retail trade sector, the Fund's short position in Circuit City and long position in discount store Dollar General hindered performance. Shares of Circuit City rallied due to an accelerating digital TV product cycle and we exited the position consistent with our stop loss strategy. At the start of 2006, discount store performance was generally weak, but has since begun to recover gradually. Within health services, long positions in hospitals and managed care hindered performance due to sector weakness in early 2006 as reports of increased price competition arose in several markets. However, we believed WellPoint was less at risk because of its dominant regional market share, the high profile of the Blue Cross brand name, and its new partnership with Walgreens pharmacies.


                                                               Annual Report | 7

Thank you for your continued participation in Franklin U.S. Long-Short Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED] /s/ Daniel Hennessy, CFA

                Daniel Hennessy
                Portfolio Manager


[PHOTO OMITTED] /s/ Gary K. Ko

                Gary K. Ko, CFA
                Assistant Portfolio Manager

                Franklin U.S. Long-Short Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Annual Report

Performance Summary as of 4/30/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FUSLX)                                   CHANGE         4/30/06        4/30/05
-----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                     +$1.15         $16.65         $15.50
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-4/30/06)
-----------------------------------------------------------------------------------------------
Dividend Income                           $0.1452
-----------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE THE MAXIMUM SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------
CLASS A                                       1-YEAR          5-YEAR      INCEPTION (5/28/99) 1
-----------------------------------------------------------------------------------------------
Cumulative Total Return 2                    +  8.36%          -5.99%           +106.96%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 3                +  2.10%          -2.39%           + 10.12%
-----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                $10,210          $8,860            $19,503
-----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 5           +  0.09%          -1.70%           + 10.10%
-----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS A                                                                  4/30/06
--------------------------------------------------------------------------------
1-Year                                                                   + 2.10%
--------------------------------------------------------------------------------
5-Year                                                                    -2.39%
--------------------------------------------------------------------------------
Since Inception (5/28/99) 1                                              +10.12%
--------------------------------------------------------------------------------

CLASS A (5/28/99-4/30/06) 1

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIALS.]

                                 Franklin U.S.
        Date                    Long-Short Fund         S&P 500 Index 6
     ------------------------------------------------------------------
      5/28/1999                      $9,423                 $10,000
      5/31/1999                      $9,423                 $10,000
      6/30/1999                      $9,622                 $10,555
      7/31/1999                      $9,802                 $10,225
      8/31/1999                      $9,631                 $10,175
      9/30/1999                     $10,162                  $9,896
     10/31/1999                     $10,757                 $10,522
     11/30/1999                     $11,577                 $10,736
     12/31/1999                     $12,996                 $11,368
      1/31/2000                     $13,534                 $10,797
      2/29/2000                     $14,101                 $10,593
      3/31/2000                     $15,846                 $11,628
      4/30/2000                     $15,883                 $11,279
      5/31/2000                     $17,201                 $11,048
      6/30/2000                     $16,941                 $11,320
      7/31/2000                     $17,257                 $11,143
      8/31/2000                     $17,953                 $11,835
      9/30/2000                     $18,408                 $11,211
     10/31/2000                     $19,095                 $11,163
     11/30/2000                     $19,048                 $10,284
     12/31/2000                     $20,154                 $10,334
      1/31/2001                     $21,236                 $10,700
      2/28/2001                     $20,331                  $9,725
      3/31/2001                     $19,839                  $9,110
      4/30/2001                     $20,744                  $9,817
      5/31/2001                     $20,862                  $9,883
      6/30/2001                     $20,115                  $9,642
      7/31/2001                     $19,908                  $9,547
      8/31/2001                     $19,524                  $8,950
      9/30/2001                     $19,672                  $8,228
     10/31/2001                     $20,243                  $8,385
     11/30/2001                     $19,682                  $9,028
     12/31/2001                     $19,863                  $9,107
      1/31/2002                     $18,837                  $8,974
      2/28/2002                     $18,623                  $8,801
      3/31/2002                     $18,668                  $9,132
      4/30/2002                     $18,353                  $8,578
      5/31/2002                     $18,251                  $8,515
      6/30/2002                     $18,015                  $7,909
      7/31/2002                     $17,812                  $7,293
      8/31/2002                     $17,959                  $7,340
      9/30/2002                     $18,139                  $6,543
     10/31/2002                     $18,240                  $7,119
     11/30/2002                     $18,342                  $7,537
     12/31/2002                     $18,625                  $7,095
      1/31/2003                     $18,648                  $6,909
      2/28/2003                     $18,648                  $6,806
      3/31/2003                     $18,753                  $6,871
      4/30/2003                     $18,265                  $7,437
      5/31/2003                     $18,683                  $7,829
      6/30/2003                     $18,497                  $7,929
      7/31/2003                     $18,068                  $8,068
      8/31/2003                     $18,126                  $8,226
      9/30/2003                     $18,311                  $8,138
     10/31/2003                     $18,114                  $8,599
     11/30/2003                     $18,300                  $8,674
     12/31/2003                     $18,578                  $9,129
      1/31/2004                     $18,520                  $9,296
      2/29/2004                     $18,567                  $9,425
      3/31/2004                     $18,404                  $9,283
      4/30/2004                     $18,044                  $9,138
      5/31/2004                     $18,184                  $9,263
      6/30/2004                     $18,068                  $9,443
      7/31/2004                     $17,870                  $9,130
      8/31/2004                     $18,056                  $9,167
      9/30/2004                     $18,277                  $9,266
     10/31/2004                     $18,311                  $9,408
     11/30/2004                     $18,613                  $9,788
     12/31/2004                     $18,822                 $10,121
      1/31/2005                     $18,555                  $9,875
      2/28/2005                     $18,335                 $10,082
      3/31/2005                     $18,184                  $9,904
      4/30/2005                     $17,998                  $9,716
      5/31/2005                     $18,230                 $10,025
      6/30/2005                     $18,695                 $10,040
      7/31/2005                     $19,032                 $10,413
      8/31/2005                     $19,032                 $10,318
      9/30/2005                     $18,962                 $10,401
     10/31/2005                     $18,927                 $10,228
     11/30/2005                     $19,311                 $10,614
     12/31/2005                     $19,281                 $10,618
      1/31/2006                     $19,245                 $10,899
      2/28/2006                     $19,245                 $10,929
      3/31/2006                     $19,316                 $11,065
      4/30/2006                     $19,503                 $11,213

ENDNOTES

ALTHOUGH THE FUND INTENDS TO REDUCE RISK BY HAVING BOTH LONG AND SHORT POSITIONS, IT IS POSSIBLE THE FUND'S LONG POSITIONS WILL DECLINE IN VALUE AT THE SAME TIME THE VALUE OF STOCKS SOLD SHORT INCREASES, THEREBY INCREASING THE POTENTIAL FOR LOSS. ALSO, THE FUND MAY NOT ALWAYS BE ABLE TO CLOSE OUT A SHORT POSITION AT A PARTICULAR TIME OR AT AN ACCEPTABLE PRICE. HISTORICALLY, INVESTMENTS IN SMALL-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER-CAP STOCKS, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Fund inception date was 5/28/99. Fund shares were first offered to the public on 5/1/00.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


10 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT       ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                         VALUE 11/1/05          VALUE 4/30/06     PERIOD* 11/1/05-4/30/06
----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $1,030.40               $10.62
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,014.33               $10.54
----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 2.11%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


12 | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN U.S. LONG-SHORT FUND

                                                                  ----------------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
                                                                      2006          2005          2004          2003         2002
                                                                  ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................  $  15.50      $  15.54      $  15.73      $  16.29      $  21.09
                                                                  ----------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ................................      0.18          0.04         (0.14)        (0.07)         0.25
 Net realized and unrealized gains (losses) ....................      1.12         (0.08) f      (0.05)           -- d,f     (2.52)
                                                                  ----------------------------------------------------------------
Total from investment operations ...............................      1.30         (0.04)        (0.19)        (0.07)        (2.27)
                                                                  ----------------------------------------------------------------
Less distributions from:
 Net investment income .........................................     (0.15)           --            --         (0.49)        (0.27)
 Net realized gains ............................................        --            --            --            --         (2.26)
                                                                  ----------------------------------------------------------------
Total distributions ............................................     (0.15)           --            --         (0.49)        (2.53)
                                                                  ----------------------------------------------------------------
Redemption fees ................................................        -- d          -- d          --            --            --
                                                                  ----------------------------------------------------------------
Net asset value, end of year ...................................  $  16.65      $  15.50      $  15.54      $  15.73      $  16.29
                                                                  ================================================================
Total return b .................................................      8.36%        (0.26)%       (1.21)%       (0.48)%      (11.53)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................  $ 47,603      $ 68,718      $112,096      $144,582      $146,044
Ratios to average net assets:*
 Expenses before waiver and payments by affiliate c ............      1.82%         1.80%         2.23%         2.45%         2.01%
 Expenses net of waiver and payments by affiliate c ............      1.82% e       1.75% e       2.23% e       2.45%         2.01%
 Net investment income (loss) ..................................      1.10%         0.23%        (0.89)%       (0.42)%        1.32%
Portfolio turnover rate ........................................    220.50%       218.52%       346.01%       258.22%       327.27%
Portfolio turnover rate excluding short sales ..................    116.45%       105.31%       217.47%       184.90%       146.05%
*Ratios to average net assets, excluding dividend expense on securities sold short:
  Expenses before waiver and payments by affiliate .............      1.46%         1.32%         1.71%         1.84%         1.60%
  Expenses net of waiver and payments by affiliate .............      1.46% e       1.27% e       1.71% e       1.84%         1.60%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Amount is less than $0.01 per share.

e Benefit of expense reduction is less than 0.01%.

f The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.


                         Annual Report | See notes to financial statements. | 13

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN U.S. LONG-SHORT FUND                                                     COUNTRY            SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 75.6%
    CONSUMER DURABLES 4.7%
a,b Activision Inc. ............................................................   United States           32,533     $    461,643
  b Harman International Industries Inc. .......................................   United States            4,791          421,560
  a Meritage Homes Corp. .......................................................   United States           11,466          751,941
  a Scientific Games Corp., A ..................................................   United States            9,020          343,572
  b Standard Pacific Corp. .....................................................   United States            8,551          271,152
                                                                                                                      ------------
                                                                                                                         2,249,868
                                                                                                                      ------------
    CONSUMER NON-DURABLES 3.6%
    Puma AG Rudolf Dassler Sport ...............................................      Germany               1,521          614,120
a,b The Warnaco Group Inc. .....................................................   United States           38,145          849,871
    Wm. Wrigley Jr. Co. ........................................................   United States            4,307          202,731
    Wm. Wrigley Jr. Co., B .....................................................   United States            1,077           50,187
                                                                                                                      ------------
                                                                                                                         1,716,909
                                                                                                                      ------------
    CONSUMER SERVICES 4.6%
  b Carnival Corp. .............................................................   United States           17,402          814,762
  b Hilton Hotels Corp. ........................................................   United States           22,421          604,022
    Meredith Corp. .............................................................   United States            4,806          238,378
a,b P.F. Chang's China Bistro Inc. .............................................   United States           12,879          548,774
                                                                                                                      ------------
                                                                                                                         2,205,936
                                                                                                                      ------------
    DISTRIBUTION SERVICES 0.8%
  b Sysco Corp. ................................................................   United States           12,623          377,301
                                                                                                                      ------------
    ELECTRONIC TECHNOLOGY 14.1%
  a Apple Computer Inc. ........................................................   United States            6,055          426,211
    Embraer Empresa Brasileira de Aeronautica SA, ADR ..........................      Brazil               11,982          465,261
a,b FormFactor Inc. ............................................................   United States           23,996        1,000,393
  b Harris Corp. ...............................................................   United States           17,456          812,926
  b Intersil Corp., A ..........................................................   United States           18,433          545,801
  a Marvell Technology Group Ltd. ..............................................      Bermuda               6,633          378,678
a,b Network Appliance Inc. .....................................................   United States           26,325          975,868
  b Nokia Corp., ADR ...........................................................      Finland              21,181          479,962
  a Taser International Inc. ...................................................   United States           59,989          641,882
a,b ViaSat Inc. ................................................................   United States           32,497          979,135
                                                                                                                      ------------
                                                                                                                         6,706,117
                                                                                                                      ------------
    ENERGY MINERALS 5.2%
  b Chesapeake Energy Corp. ....................................................   United States           28,719          909,818
a,b Newfield Exploration Co. ...................................................   United States           23,470        1,046,762
  b Total SA, B, ADR ...........................................................      France                3,771          520,473
                                                                                                                      ------------
                                                                                                                         2,477,053
                                                                                                                      ------------
    FINANCE 6.0%
  b CapitalSource Inc. .........................................................   United States           46,463        1,091,880
    Countrywide Financial Corp. ................................................   United States            7,993          324,995
a,b Franklin Bank Corp. ........................................................   United States           28,629          555,689
    IBERIABANK Corp. ...........................................................   United States            5,815          340,585
  b R&G Financial Corp., B .....................................................   United States           51,195          533,964
                                                                                                                      ------------
                                                                                                                         2,847,113
                                                                                                                      ------------


14 | Annual Report

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN U.S. LONG-SHORT FUND                                                     COUNTRY            SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    HEALTH SERVICES 1.1%
a,b WellPoint Inc. .............................................................   United States            7,794     $    553,374
                                                                                                                      ------------
    HEALTH TECHNOLOGY 6.0%
  a Affymetrix Inc. ............................................................   United States            6,284          180,037
  a Cephalon Inc. ..............................................................   United States            1,820          119,501
  a Charles River Laboratories International Inc. ..............................   United States            7,125          336,656
  a DOV Pharmaceutical Inc. ....................................................   United States            4,488           36,532
  a Invitrogen Corp. ...........................................................   United States           10,520          694,425
  a The Medicines Co. ..........................................................   United States            4,271           82,089
  a Penwest Pharmaceuticals Co. ................................................   United States            2,536           50,771
  a POZEN Inc. .................................................................   United States            6,977          104,446
    Roche Holding AG ...........................................................    Switzerland             1,721          264,620
  b Schering-Plough Corp. ......................................................   United States           45,622          881,417
  a Threshold Pharmaceuticals Inc. .............................................   United States            7,558          111,480
                                                                                                                      ------------
                                                                                                                         2,861,974
                                                                                                                      ------------
    INDUSTRIAL SERVICES 4.6%
  a Helix Energy Solutions Group Inc. ..........................................   United States           17,096          663,667
  b Noble Corp. ................................................................   United States           11,292          891,390
  b Rowan Cos. Inc. ............................................................   United States           14,145          627,048
                                                                                                                      ------------
                                                                                                                         2,182,105
                                                                                                                      ------------
    MUTUAL FUNDS 1.8%
  b Ares Capital Corp. .........................................................   United States           49,735          843,506
                                                                                                                      ------------
    PROCESS INDUSTRIES 3.2%
  b Bunge Ltd. .................................................................   United States           13,457          717,931
a,b Headwaters Inc. ............................................................   United States            9,526          320,836
  b Lyondell Chemical Co. ......................................................   United States           19,964          481,132
                                                                                                                      ------------
                                                                                                                         1,519,899
                                                                                                                      ------------
    PRODUCER MANUFACTURING 2.5%
    3M Co. .....................................................................   United States            6,368          544,018
  b Deere & Co. ................................................................   United States            4,423          388,251
    Federal Signal Corp. .......................................................   United States           14,738          276,043
                                                                                                                      ------------
                                                                                                                         1,208,312
                                                                                                                      ------------
    RETAIL TRADE 8.3%
  a Chico's FAS Inc. ...........................................................   United States            8,273          306,597
  b Dollar General Corp. .......................................................   United States           53,996          942,770
a,b Kohl's Corp. ...............................................................   United States           15,066          841,286
    Target Corp. ...............................................................   United States            8,565          454,802
a,b Urban Outfitters Inc. ......................................................   United States           16,000          371,200
  b Wal-Mart Stores Inc. .......................................................   United States           12,973          584,174
a,b Zumiez Inc. ................................................................   United States           13,766          447,395
                                                                                                                      ------------
                                                                                                                         3,948,224
                                                                                                                      ------------
    TECHNOLOGY SERVICES 0.8%
a,c VeriSign Inc. ..............................................................   United States           15,594          366,771
                                                                                                                      ------------


                                                              Annual Report | 15

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN U.S. LONG-SHORT FUND                                                     COUNTRY            SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    TRANSPORTATION 7.1%
  b FedEx Corp. ................................................................   United States            3,753     $    432,083
  b J.B. Hunt Transport Services Inc. ..........................................   United States           59,392        1,415,311
  a Old Dominion Freight Line Inc. .............................................   United States           22,895          737,219
a,b Republic Airways Holdings Inc. .............................................   United States           46,730          794,410
                                                                                                                      ------------
                                                                                                                         3,379,023
                                                                                                                      ------------
    UTILITIES 1.2%
    FirstEnergy Corp. ..........................................................   United States            7,737          392,343
    Public Service Enterprise Group Inc. .......................................   United States            2,824          177,065
                                                                                                                      ------------
                                                                                                                           569,408
                                                                                                                      ------------
    TOTAL COMMON STOCKS (COST $31,177,864). ....................................                                        36,012,893
                                                                                                                      ------------
    SHORT TERM INVESTMENTS 48.6%
    MONEY MARKET FUND (COST $11,965,592) 25.2%
  d Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50% .......   United States       11,965,592       11,965,592
                                                                                                                      ------------

                                                                                                   ----------------
                                                                                                   PRINCIPAL AMOUNT
                                                                                                   ----------------
    REPURCHASE AGREEMENT (COST $11,154,618) 23.4%
  e Joint Repurchase Agreement, 4.722%, 5/01/06
     (Maturity Value $11,159,007) ..............................................   United States      $11,154,618         11,154,618
      ABN AMRO Bank, N.V., New York Branch (Maturity Value $1,031,204)
       Banc of America Securities LLC (Maturity Value $1,031,204)
       Barclays Capital Inc. (Maturity Value $1,031,204)
       Bear, Stearns & Co. Inc. (Maturity Value $1,031,204)
       BNP Paribas Securities Corp. (Maturity Value $1,031,204)
       Deutsche Bank Securities Inc. (Maturity Value $1,031,204)
       Greenwich Capital Markets Inc. (Maturity Value $1,031,204)
       Lehman Brothers Inc. (Maturity Value $846,967)
       Merrill Lynch Government Securities Inc. (Maturity Value $1,031,204)
       Morgan Stanley & Co. Inc. (Maturity Value $1,031,204)
       UBS Securities LLC (Maturity Value $1,031,204)
        Collateralized by U.S. Government Agency Securities, 2.375 - 7.125%,
        6/15/06 -3/15/11; fU.S. Government Agency Discount Notes, 7/12/06;
        and U.S. Treasury Notes, 2.00 -7.00%, 5/15/06 - 7/15/09
                                                                                                                      ------------
    TOTAL INVESTMENTS (COST $54,298,074) 124.2% ................................                                        59,133,103
    OPTIONS WRITTEN (0.0)% g ...................................................                                             (9,500)
    SECURITIES SOLD SHORT (31.1)% ..............................................                                       (14,797,786)
    OTHER ASSETS, LESS LIABILITIES 6.9% ........................................                                         3,277,273
                                                                                                                      ------------
    NET ASSETS 100.0% ..........................................................                                      $ 47,603,090
                                                                                                                      ============


16 | Annual Report

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN U.S. LONG-SHORT FUND                                                     COUNTRY          CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  h OPTIONS WRITTEN (PREMIUMS RECEIVED $128,060) 0.0% g
    CALL OPTIONS 0.0% g
    TECHNOLOGY SERVICES 0.0% g
    VeriSign Inc., Jan. 35 Calls, 1/20/07 ......................................   United States              380     $      9,500
                                                                                                                      ------------

                                                                                                    ---------------
                                                                                                         SHARES
                                                                                                    ---------------
  i SECURITIES SOLD SHORT 31.1%
    CONSUMER DURABLES 1.1%
    Arctic Cat Inc. ............................................................   United States           25,075          542,372
                                                                                                                      ------------
    CONSUMER NON-DURABLES 3.2%
    Adidas-Salomon AG ..........................................................      Germany               2,599          549,630
    Kellwood Co. ...............................................................   United States           18,518          593,317
    Timberland Co., A ..........................................................   United States           11,382          387,557
                                                                                                                      ------------
                                                                                                                         1,530,504
                                                                                                                      ------------
    DISTRIBUTION SERVICES 0.3%
    Tech Data Corp. ............................................................   United States            3,917          143,832
                                                                                                                      ------------
    DIVERSIFIED FINANCIAL SERVICES 2.1%
    Energy Select Sector SPDR Fund .............................................   United States           11,273          644,139
    iShares Nasdaq Biotechnology Index Fund ....................................   United States            4,391          340,961
                                                                                                                      ------------
                                                                                                                           985,100
                                                                                                                      ------------
    ELECTRONIC TECHNOLOGY 1.1%
    Advanced Micro Devices Inc. ................................................   United States            4,394          142,146
    Chartered Semiconductor Manufacturing Ltd., ADR ............................     Singapore                  1               11
    LSI Logic Corp. ............................................................   United States           12,967          138,099
    Semiconductor HOLDRs Trust .................................................   United States            6,553          246,393
                                                                                                                      ------------
                                                                                                                           526,649
                                                                                                                      ------------
    ENERGY MINERALS 0.8%
    Repsol YPF SA, ADR .........................................................       Spain               12,051          359,843
                                                                                                                      ------------
    FINANCE 7.0%
    CBOT Holdings Inc., A ......................................................   United States            2,749          291,257
    Glacier Bancorp Inc. .......................................................   United States           16,993          515,907
    Nelnet Inc., A .............................................................   United States           21,852          850,043
    Old Second Bancorp Inc. ....................................................   United States           13,980          430,584
    Raymond James Financial Inc. ...............................................   United States           15,910          482,869
    Republic Bancorp Inc. ......................................................   United States           48,418          555,350
    Sky Financial Group Inc. ...................................................   United States            7,048          182,191
                                                                                                                      ------------
                                                                                                                         3,308,201
                                                                                                                      ------------
    PROCESS INDUSTRIES 1.0%
    PPG Industries Inc. ........................................................   United States            6,846          459,504
                                                                                                                      ------------
    PRODUCER MANUFACTURING 2.7%
    American Axle & Manufacturing Holdings Inc. ................................   United States           15,678          276,090
    Robbins & Myers Inc. .......................................................   United States           20,801          505,464
    Superior Industries International Inc. .....................................   United States           26,452          497,827
                                                                                                                      ------------
                                                                                                                         1,279,381
                                                                                                                      ------------


                                                              Annual Report | 17

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN U.S. LONG-SHORT FUND                                                     COUNTRY            SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  i SECURITIES SOLD SHORT (CONTINUED)
    RETAIL TRADE 7.3%
    Barnes & Noble Inc. ........................................................   United States           13,398     $    603,982
    Big Lots Inc. ..............................................................   United States           48,574          701,894
    BJ's Wholesale Club Inc. ...................................................   United States           12,026          368,236
    Charming Shoppes Inc. ......................................................   United States           20,297          279,084
    Dillard's Inc., A ..........................................................   United States           31,397          818,834
    Longs Drug Stores Corp. ....................................................   United States           14,985          710,439
                                                                                                                      ------------
                                                                                                                         3,482,469
                                                                                                                      ------------
    TECHNOLOGY SERVICES 1.4%
    Napster Inc. ...............................................................   United States          147,964          685,073
                                                                                                                      ------------
    TRANSPORTATION 2.6%
    Covenant Transport Inc., A .................................................   United States           26,867          371,839
    Kansas City Southern .......................................................   United States           18,875          458,663
    SCS Transportation Inc. ....................................................   United States           15,908          417,903
                                                                                                                      ------------
                                                                                                                         1,248,405
                                                                                                                      ------------
    UTILITIES 0.5%
    Great Plains Energy Inc. ...................................................   United States            8,724          246,453
                                                                                                                      ------------
    TOTAL SECURITIES SOLD SHORT (PROCEEDS $14,227,073) .........................                                      $ 14,797,786
                                                                                                                      ============

SELECTED PORTFOLIO ABBREVIATIONS:

ADR    - American Depository Receipt
HOLDRS - Holding Company Depository Receipts
SPDR   - S&P Depository Receipt

a Non-income producing.

b See Note 1(f) regarding securities segregated with broker for securities sold short.

c The security is held in connection with open option contracts.

d See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

e See Note 1(c) regarding joint repurchase agreement.

f The security is traded on a discount basis with no stated coupon rate.

g Rounds to less than 0.1% of net assets.

h See Note 1(e) regarding written options.

i See Note 1(f) regarding securities sold short.


18 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2006

                                                                                       ---------------
                                                                                          FRANKLIN
                                                                                       U.S. LONG-SHORT
                                                                                            FUND
                                                                                       ---------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .......................................................   $  31,177,864
  Cost - Sweep Money Fund (Note 7) ..................................................      11,965,592
  Cost - Repurchase agreements ......................................................      11,154,618
                                                                                        -------------
  Total cost of investments .........................................................   $  54,298,074
                                                                                        =============
  Value - Unaffiliated issuers (includes securities segregated with broker for
    securities sold short in the amount of $24,682,447) .............................   $  36,012,893
  Value - Sweep Money Fund (Note 7) .................................................      11,965,592
  Value - Repurchase agreements .....................................................      11,154,618
                                                                                        -------------
  Total value of investments ........................................................      59,133,103
 Receivables:
  Investment securities sold ........................................................         241,869
  Capital shares sold ...............................................................          93,277
  Dividends and interest ............................................................          12,684
 Cash on deposit with brokers for securities sold short .............................       3,675,543
                                                                                        -------------
        Total assets ................................................................      63,156,476
                                                                                        -------------
Liabilities:
 Payables:
  Investment securities purchased ...................................................         436,479
  Capital shares redeemed ...........................................................         217,352
  Affiliates ........................................................................          38,084
 Options written, at value (premiums received $128,060) .............................           9,500
 Securities sold short, at value (proceeds $14,227,073) .............................      14,797,786
 Accrued expenses and other liabilities .............................................          54,185
                                                                                        -------------
        Total liabilities ...........................................................      15,553,386
                                                                                        -------------
          Net assets, at value ......................................................   $  47,603,090
                                                                                        =============
Net assets consist of:
 Paid-in capital ....................................................................   $ 106,029,474
 Undistributed net investment income ................................................         358,636
 Net unrealized appreciation (depreciation) .........................................       4,383,105
 Accumulated net realized gain (loss) ...............................................     (63,168,125)
                                                                                        -------------
          Net assets, at value ......................................................   $  47,603,090
                                                                                        =============
CLASS A:
 Net assets, at value ...............................................................   $  47,603,090
                                                                                        =============
 Shares outstanding .................................................................       2,858,210
                                                                                        =============
 Net asset value per share a ........................................................   $       16.65
                                                                                        =============
 Maximum offering price per share (net asset value per share / 94.25%) ..............   $       17.67
                                                                                        =============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 19

Franklin Strategic Series

STATEMENT OF OPERATIONS
for the year ended April 30, 2006

                                                                                  -----------
                                                                                    FRANKLIN
                                                                                      U.S.
                                                                                   LONG-SHORT
                                                                                      FUND
                                                                                  -----------
Investment income:
 Dividends:
  Unaffiliated issuers ........................................................   $   579,252
  Sweep Money Fund (Note 7) ...................................................       516,674
 Interest .....................................................................       641,342
                                                                                  -----------
        Total investment income ...............................................     1,737,268
                                                                                  -----------
Expenses:
 Management fees (Note 3a) ....................................................       332,202
 Administrative fees (Note 3b) ................................................       119,162
 Distribution fees (Note 3c) ..................................................       134,370
 Transfer agent fees (Note 3e) ................................................       158,657
 Custodian fees (Note 4) ......................................................         1,298
 Reports to shareholders ......................................................        49,946
 Registration and filing fees .................................................        19,411
 Professional fees ............................................................        45,834
 Trustees' fees and expenses ..................................................           682
 Dividends on securities sold short ...........................................       219,412
 Other ........................................................................         2,239
                                                                                  -----------
       Total expenses .........................................................     1,083,213
       Expense reductions (Note 4) ............................................          (437)
                                                                                  -----------
         Net expenses .........................................................     1,082,776
                                                                                  -----------
          Net investment income ...............................................       654,492
                                                                                  -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................................................     5,836,339
  Foreign currency transactions ...............................................         1,834
  Securities sold short .......................................................    (6,017,043)
                                                                                  -----------
         Net realized gain (loss) .............................................      (178,870)
                                                                                  -----------
Net change in unrealized appreciation (depreciation) on:
  Investments .................................................................     4,550,163
  Translation of assets and liabilities denominated in foreign currencies .....          (116)
                                                                                  -----------
         Net change in unrealized appreciation (depreciation) .................     4,550,047
                                                                                  -----------
Net realized and unrealized gain (loss) .......................................     4,371,177
                                                                                  -----------
Net increase (decrease) in net assets resulting from operations ...............   $ 5,025,669
                                                                                  ===========


20 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     -----------------------------
                                                                                                     FRANKLIN U.S. LONG-SHORT FUND
                                                                                                     -----------------------------
                                                                                                           YEAR ENDED APRIL 30,
                                                                                                          2006             2005
                                                                                                     -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................................................  $    654,492     $    220,016
  Net realized gain (loss) from investments, securities sold short, and foreign
   currency transactions ..........................................................................      (178,870)      (7,725,421)
  Net change in unrealized appreciation (depreciation) on investments and translation of assets
   and liabilities denominated in foreign currencies ..............................................     4,550,047        8,006,046
                                                                                                     -----------------------------
      Net increase (decrease) in net assets resulting from operations .............................     5,025,669          500,641
                                                                                                     -----------------------------
 Distributions to shareholders from net investment income .........................................      (500,084)              --
 Capital share transactions (Note 2) ..............................................................   (25,640,187)     (43,879,181)
 Redemption fees ..................................................................................            13              347
                                                                                                     -----------------------------
      Net increase (decrease) in net assets .......................................................   (21,114,589)     (43,378,193)
Net assets:
 Beginning of year ................................................................................    68,717,679      112,095,872
                                                                                                     -----------------------------
 End of year ......................................................................................  $ 47,603,090     $ 68,717,679
                                                                                                     =============================
Undistributed net investment income included in net assets:
 End of year ......................................................................................  $    358,636     $    199,769
                                                                                                     =============================


                         Annual Report | See notes to financial statements. | 21

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS

FRANKLIN U.S. LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series. The Franklin U.S. Long-Short Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. The Fund offers one class of shares: Class A.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction


22 | Annual Report

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At April 30, 2006, all repurchase agreements held by the Fund had been entered into on April 28, 2006.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                              Annual Report | 23

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and dividends declared on securities sold short are recorded


24 | Annual Report

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


                                                              Annual Report | 25

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                        ---------------------------------------------------------------
                                                              YEAR ENDED APRIL 30,
                                                    2006                               2005
                                        ---------------------------------------------------------------
                                            SHARES          AMOUNT            SHARES          AMOUNT
                                        ---------------------------------------------------------------
Shares sold ........................         448,427     $  7,322,226          963,370     $ 15,108,056
Shares issued in reinvestment
 of dividends ......................          25,327          419,660               --               --
Shares redeemed ....................      (2,048,112)     (33,382,073)      (3,742,824)     (58,987,237)
                                        ---------------------------------------------------------------
Net increase (decrease) ............      (1,574,358)    $(25,640,187)      (2,779,454)    $(43,879,181)
                                        ===============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------------
SUBSIDIARY                                                           AFFILIATION
----------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                   Investment manager
Franklin Templeton Alternative Strategies, LLC
(Alternative Strategies)                                             Investment manager
Franklin Templeton Investor Services, LLC (FT Services)              Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                 Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)        Transfer agent

A. MANAGEMENT FEES

The Fund pays Advisers an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged its benchmark, the Standard & Poors 500 Composite Stock Price Index, (the "Fund performance differential"), over the preceding twelve-month period (the performance period). A performance adjustment is applicable if the Fund performance differential exceeds 2.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 2.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month,


26 | Annual Report

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the period, the total annualized management fee rate, including the performance adjustment, was 0.56% of the average daily net assets of the Fund.

Prior to July 14, 2005, under a subadvisory agreement, Alternative Strategies, an affiliate of Advisers, provided subadvisory services to the Fund and received from Advisers fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to 0.35% per year of its average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received a .........................................   $15,021
Contingent deferred sales charges retained ...........................   $ 3,738

a Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $158,657, of which $103,988 was retained by Investor Services.


                                                              Annual Report | 27

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended April 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At April 30, 2006, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At April 30, 2006, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
  2010 ...........................................................   $ 6,588,893
  2011 ...........................................................    40,708,375
  2012 ...........................................................     5,254,173
  2014 ...........................................................    10,524,239
                                                                     -----------
                                                                     $63,075,680
                                                                     ===========

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2006, the Fund deferred realized currency losses of $1,775.

The tax character of distributions paid during the years ended April 30, 2006 and 2005, was as follows:

                                                        ------------------------
                                                          2006            2005
                                                        ------------------------
Distributions paid from ordinary income .............   $500,084              --

At April 30, 2006, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .............................................   $54,305,975
                                                                    ===========
Unrealized appreciation .........................................     6,104,428
Unrealized depreciation .........................................    (1,277,300)
                                                                    -----------
Net unrealized appreciation (depreciation) ......................   $ 4,827,128
                                                                    ===========
Distributable earnings - undistributed ordinary income ..........   $   358,636
                                                                    ===========


28 | Annual Report

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

5. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and certain dividends on securities sold short.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended April 30, 2006, aggregated $89,875,840 and $94,386,008, respectively.

Transactions in options written during the year ended April 30, 2006, were as follows:

                                                          ----------------------
                                                          NUMBER OF     PREMIUMS
                                                          CONTRACTS     RECEIVED
                                                          ----------------------
Options outstanding at April 30, 2005 .................         380     $128,060
Options written .......................................          --           --
Options expired .......................................          --           --
Options exercised .....................................          --           --
Options closed ........................................          --           --
                                                           ---------------------
Options outstanding at April 30, 2006 .................         380     $128,060
                                                           =====================

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.


                                                              Annual Report | 29

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

8. REGULATORY MATTERS (CONTINUED)

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March 2005. The SEC has not yet approved the distribution plans pertaining to the August 2, 2004 SEC Order or the December 13, 2004 SEC Order. However, subsequent to April 30, 2006, the SEC published the IDC's distribution plan pertaining to the December 13, 2004 SEC Order for public comment. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of those orders.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


30 | Annual Report

Franklin Strategic Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin U.S. Long-Short Fund (a separate portfolio of Franklin Strategic Series, hereafter referred to as the "Fund") at April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 13, 2006


                                                              Annual Report | 31

Franklin Strategic Series

TAX DESIGNATION (UNAUDITED)

FRANKLIN U.S. LONG-SHORT FUND

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $584,348 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2006.

In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2006.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $339,501 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2006.


32 | Annual Report

Franklin Strategic Series

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                           LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION       TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)        Trustee        Since 1991         141                        Director, Bar-S Foods (meat
One Franklin Parkway                                                                        packing company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)     Trustee        Since 1991         142                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)        Trustee        Since 1998         137                        Director, Hess Corporation (formerly,
One Franklin Parkway                                                                        Amerada Hess Corporation) (explo-
San Mateo, CA 94403-1906                                                                    ration and refining of oil and gas),
                                                                                            H.J. Heinz Company (processed foods
                                                                                            and allied products), RTI International
                                                                                            Metals, Inc. (manufacture and distri-
                                                                                            bution of titanium), Canadian National
                                                                                            Railway (railroad), and White
                                                                                            Mountains Insurance Group, Ltd.
                                                                                            (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)       Trustee        Since 1991         115                        Director, Center for Creative Land
One Franklin Parkway                                                                        Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                           LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION       TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)       Trustee        Since 1992         141                        Director, Martek Biosciences
One Franklin Parkway                                                                        Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                    (biotechnology), and Overstock.com
                                                                                            (Internet services); and FORMERLY,
                                                                                            Director, MCI Communication
                                                                                            Corporation (subsequently known as
                                                                                            MCI WorldCom, Inc. and WorldCom,
                                                                                            Inc.) (communications services)
                                                                                            (1988-2002), White Mountains
                                                                                            Insurance Group, Ltd. (holding com-
                                                                                            pany) (1987-2004) and Spacehab,
                                                                                            Inc. (aerospace services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)          Trustee        Since February     38                         None
One Franklin Parkway                          2006
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and
Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc.
(airlines) (1990-1992); Vice President and Partner, Bain & Company (1986-1990); and served on private and non-profit boards.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                           LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION       TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)    Trustee and    Trustee since      141                        None
One Franklin Parkway           Chairman of    1991 and
San Mateo, CA 94403-1906       the Board      Chairman of the
                                              Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee,         Trustee since 1991   124                          None
One Franklin Parkway             President and    and President and
San Mateo, CA 94403-1906         Chief Executive  Chief Executive
                                 Officer -        Officer -
                                 Investment       Investment
                                 Management       Management since
                                                  2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)           Vice President   Since 1991           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief            Chief Compliance     Not Applicable               Not Applicable
One Franklin Parkway             Compliance       Officer since
San Mateo, CA 94403-1906         Officer and      2004 and Vice
                                 Vice President   President - AML
                                 - AML            Compliance since
                                 Compliance       February 2006
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer        Since 2004           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice      Since 2002           Not Applicable               Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President   Since 2000           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President   Since 2000           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)        Vice President   Since 2000           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Director, Franklin Advisers, Inc.; officer and/or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)   Vice President   Since 2000           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)         Vice President   Vice President       Not Applicable               Not Applicable
One Franklin Parkway             and Secretary    since February
San Mateo, CA 94403-1906                          2006 and
                                                  Secretary since
                                                  April 2006
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and
officer of 31 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


36 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President   Since October        Not Applicable               Not Applicable
One Franklin Parkway                              2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial  Since 2004           Not Applicable               Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 37

Franklin Strategic Series

SHAREHOLDER INFORMATION

FRANKLIN U.S. LONG-SHORT FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 18, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the 12 separate funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically


38 | Annual Report

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing backup systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best-execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance, or that of its Class A shares for those having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2006, and previous periods ended that date of up to ten years depending on when a particular Fund commenced operations. The following summarizes the performance results for the Fund and the Board's view of such performance.

The performance universe for Franklin U.S. Long-Short Fund consisted of the Fund and all retail and institutional specialty diversified equity funds as selected by Lipper. The Lipper report showed the Fund's total return to be in the second-lowest quintile of such universe for the one-year period.


                                                              Annual Report | 39

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The Fund has been in existence for six years. During the first year of operations, its total return was good and placed it in the highest quintile of its performance universe as shown in the Lipper report, but the Fund's annualized total return for the previous two-, three-, four- and five-year periods has been in the lowest quintile of such universe. The Board noted that during the past year, steps have been taken to improve the Fund's performance including the appointment of a new portfolio manager and that the Fund's relative performance had shown some improvement. The Board intends to continue to closely monitor this Fund's performance.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report for each Fund. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for fund Class A shares for those Funds with multiple share classes. The effective management fee rate for Franklin U.S. Long-Short Fund excludes adjustments reflecting the performance feature of its investment management agreement and was the highest in its Lipper expense group, but its actual total expenses were the lowest in its expense group. The Board was satisfied with the management fees and total expenses of each Fund in comparison to its expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed


40 | Annual Report

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. Franklin U.S. Long-Short Fund has a fixed 1.5% management fee subject to adjustment based on performance. In view of that Fund's asset size of approximately $56 million on December 31, 2005, and the actual level of its fee, the Board did not believe that management was benefiting from any meaningful economies of scale in its management of Franklin U.S. Long-Short Fund.


                                                              Annual Report | 41

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


42 | Annual Report

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Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama                       Michigan 6
Arizona                       Minnesota 6
California 7                  Missouri
Colorado                      New Jersey
Connecticut                   New York 7
Florida 7                     North Carolina
Georgia                       Ohio 7
Kentucky                      Oregon
Louisiana                     Pennsylvania
Maryland                      Tennessee
Massachusetts 6               Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; thereis no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfoliosof insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05

                                                   Not part of the annual report

      [LOGO](R)
FRANKLIN TEMPLETON          One Franklin Parkway
    INVESTMENTS             San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin U.S. Long-Short Fund

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus . Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing . The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

404 A2006 06/06


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W.T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $328,367 for the fiscal year ended April 30, 2006 and $295,846 for the fiscal year ended April 30, 2005.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $8,667 for the fiscal year ended April 30, 2006 and $0 for the fiscal year ended April 30, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $167,194 for the fiscal year ended April 30, 2006 and $4,500 for the fiscal year ended April 30, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $175,861 for the fiscal year ended April 30, 2006 and $4,500 for the fiscal year ended April 30, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    June 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   June 28, 2006


By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    June 28, 2006